                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

In re:                       ss. Jointly Administered Case No. 01-42530-H4-11
                             ss.
Metals USA, Inc., et al.,(1) ss. Case Nos. 01-42530-H4-11 through 01-42573-H4-11
                             ss.
Debtors.                     ss. Chapter 11

--------------------------------------------------------------------------------

              DEBTORS' AMENDED DISCLOSURE STATEMENT WITH RESPECT TO
            DEBTORS' AMENDED PLAN OF REORGANIZATION UNDER CHAPTER 11
                      OF THE UNITED STATES BANKRUPTCY CODE

Dated: September 18, 2002,
Houston, Texas.
                                          Respectfully submitted,

                                          FULBRIGHT & JAWORSKI L.L.P.

                                          Zack  A. Clement
                                          State Bar No. 04361550
OF COUNSEL:                               S.D. Tex. No. 06445
                                          Johnathan C. Bolton
Robert F. Gray                            State Bar No. 24025260
Harva R. Dockery                          S.D. Tex. No. 25244
Davor S. Vukadin                          1301 McKinney, Suite 5100
Christopher M. McNeill                    Houston, Texas 77010-3095
FULBRIGHT & JAWORSKI L.L.P.               Telephone: 713/651-5151
1301 McKinney, Suite 5100                 Telecopier: 713/651-5246
Houston, Texas 77010-3095
Telephone: 713/651-5151                   ATTORNEYS FOR DEBTORS
Telecopier: 713/651-5246                  METALS USA, INC., ET AL.


THIS IS NOT A SOLICITATION OF ACCEPTANCE OF THE PLAN OF REORGANIZATION. ACCEPTANCE MAY NOT BE SOLICITED UNTIL THE BANKRUPTCY COURT HAS APPROVED A DISCLOSURE STATEMENT. DEBTORS HAVE SUBMITTED THIS DISCLOSURE STATEMENT, BUT THE BANKRUPTCY COURT HAS NOT YET APPROVED IT.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED IN THIS DISCLOSURE STATEMENT AND HAS NOT PASSED ON THE ACCURACY OR ADEQUACY OF THE INFORMATION CONTAINED IN THIS DISCLOSURE STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



------------------------------
(1) Metals USA Management, Co., L.P., MUSA GP, Inc., MUSA L.P., Inc., Metals USA Finance Corp., Metals USA Realty Company, Jeffrey's Real Estate Corporation, Aerospace Specification Metals, Inc., Aerospace Specification Metals-U.K., Inc., Allmet Building Products, L.P., Metals Receivables Corporation, Allmet GP, Inc., Allmet LP, Inc., Cornerstone Building Products, Inc., Cornerstone Metals Corporation, Cornerstone Patio Concepts, L.L.C., Harvey Titanium, Ltd., Interstate Steel Company of Maryland, i-Solutions Direct, Inc., Metalmart, Inc., Metals Aerospace International, Inc., Metals USA Building Products Southeast, Inc., Metals USA Carbon Flat Rolled, Inc., Metals USA Flat Rolled Central, Inc., Metals USA Plates and Shapes Northcentral, Inc., WSS Transportation, Inc., Metals USA Plates and Shapes Northeast, L.P., Levinson Steel GP, Inc., Levinson Steel LP, Inc., Metals USA Plates and Shapes Southcentral, Inc., Metals USA Plates and Shapes Southeast, Inc., Queensboro, L.L.C., Metals USA Plates and Shapes Southwest, L.P., Intsel GP, Inc., Intsel LP, Inc., Metals USA Specialty Metals Northwest, Inc., Metals USA Contract Manufacturing, Inc., Metals USA Specialty Metals Northcentral, Inc., National Manufacturing Inc., Texas Aluminum Industries, Inc., Valley Aluminum, Co., Valley Aluminum of Nevada, Inc., Western Awning Company, and Wilkof-Morris Steel Corporation.

                      DEBTORS' AMENDED DISCLOSURE STATEMENT
                               WITH RESPECT TO THE
                    AMENDED PLAN OF REORGANIZATION OF DEBTORS
                    -----------------------------------------

                                TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----
I.       NOTICE TO HOLDERS OF CLAIMS AND INTERESTS......................................................2

II.      THE PLAN AND CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS..............................4

         A.       Summary of The Plan...................................................................4

         B.       Summary of Classification and Treatment Under the Plan................................5

         C.       Classification and Treatment of Claims................................................6

                  1.       Administrative Claims (Unclassified).........................................7

                  2.       Priority Tax Claims (Unclassified)...........................................7

                  3.       Debtor-in-Possession Loan Claim (Unclassified)...............................7

                  4.       Other Priority Claims (Class 1)..............................................8

                  5.       Other Secured Claims (Class 2)...............................................8

                  6.       Impaired Other Secured Claims (Class 3)......................................9

                  7.       General Unsecured Claims (Class 4)...........................................9

                  8.       Convenience Claims (Class 5).................................................9

                  9.       Equity Interests (Class 6)..................................................10

         D.       Other Significant Terms of the Plan..................................................10

                  1.       Revesting of Assets.........................................................10

                  2.       Treatment of Contracts......................................................10

                  3.       Retiree Benefit Plans.......................................................10

                  4.       Conditions to Confirmation and Consummation.................................10

                  5.       Cancellation of Notes and Interests.........................................10

                  6.       Indemnification.............................................................11

                  7.       Releases....................................................................11

                  8.       Disputed Claims and Claims Objections.......................................11

III.     INFORMATION ABOUT DEBTORS.....................................................................11

         A.       Summary Information About Debtors' Operations........................................12

         B.       Factors Precipitating Commencement of the Case.......................................12

         C.       Proceedings in the Case..............................................................13

                  1.       Debtors' Counsel and Financial Advisors.....................................13

                  2.       The Official Joint Committee of Bondholders and Unsecured Creditors.........14

                  3.       Debtors' Use of Cash Collateral and the Debtor-in-Possession Loan Agreement.14

                  4.       Court Proceedings with Certain Vendors......................................15


                                      -ii-

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                     PAGE

                  5.       Contracts...................................................................15

                  6.       Sales of Assets.............................................................15

                  7.       Sales of Miscellaneous Assets...............................................16

                  8.       Description of Key Employee Retention Plan..................................16

                  9.       Establishment of Bar Date for filing Proofs of Claim........................17

                  10.      Other Proceedings...........................................................17

                  11.      Preferences and Avoidance Actions...........................................17

                  12.      Debtors' Plan and Disclosure Statement......................................17

                  13.      Litigation..................................................................18

                  14.      United States Trustee's Fees................................................18

                  15.      Summary of Non-Bankruptcy Litigation........................................18

         D.       Management...........................................................................18

IV.      SELECTED HISTORICAL FINANCIAL DATA............................................................20

V.       PRO FORMA CAPITALIZATION ON THE EFFECTIVE DATE OF THE PLAN....................................21

VI.      REQUIREMENTS FOR CONFIRMATION OF THE PLAN.....................................................22

         A.       Feasibility of the Plan (Bankruptcy Code Section 1129(a)(11))........................22

                  1.       General.....................................................................22

                  2.       Asset Sales.................................................................23

                  3.       Credit Facility.............................................................25

                  4.       Cash Payments on the Effective Date.........................................25

                  5.       Effective Date and Projected Balance Sheets.................................27

                           a.       Effective Date Balance Sheet.......................................27

                           b.       Projected Balance Sheets...........................................29

                  6.       Statement of Post-Effective Date Operations.................................30

                  7.       Post-Effective Date Cash Flow Statement.....................................31

                  8.       Material Assumptions and Other Information..................................32

                           a.       Projected Financing Transactions...................................32

                           b.       Sufficient Funds to Consummate the Plan............................32

                           c.       Projected Operating Results........................................32

                           d.       Principles of Consolidation........................................33

                           e.       Accounting Estimates...............................................33

                           f.       Deferred Financing Costs...........................................33

                           g.       Operating Forecast.................................................33

                           h.       Liquidity and Capital Resources....................................34

                  9.       Valuation of Reorganized Debtors for Plan Purposes..........................34


                                      -iii-

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                     PAGE

                           a.       Comparable Public Company Analysis.................................35

                           b.       Discounted Cash Flow Analysis......................................35

         B.       Alternatives to Confirmation and Consummation of the Plan (Bankruptcy Code Section
                  1129(a)(7))..........................................................................36

                  1.       Continuation of the Cases and Alternative Plans.............................36

                  2.       Liquidation as an Alternative to Confirmation and Consummation of Plan......37

         C.       Other Section 1129(a) Requirements For Confirmation of The Plan......................39

         D.       The Fair and Equitable Standard and Cramdown (Bankruptcy Code Section 1129(b)).......41

VII.     DESCRIPTION OF CERTAIN DOCUMENTS AND  SECURITIES TO BECOME EFFECTIVE UNDER THE PLAN...........42

         A.       Credit Facility......................................................................42

         B.       New Common Stock.....................................................................42

         C.       The Warrants.........................................................................43

         D.       Relationship Between New Common Stock Issued to Holders of General Unsecured Claims
                  and New Common Stock Issuable Under the Warrants.....................................44

                  1.       Introduction................................................................44

                  2.       Issuance of Shares to Unsecured Creditors...................................44

                  3.       Issuance of Warrants and Warrant Shares.....................................44

                  4.       Possible Post-Plan Dilution.................................................45

         E.       Amended and Restated Certificate of Incorporation and Bylaws of Reorganized Debtors..46

         F.       New Management Stock Incentive Plan..................................................47

         G.       Directors and Officers and Insurance.................................................48

VIII.    VOTING AND EXCHANGE PROCEDURES AND REQUIREMENTS...............................................49

         A.       Voting Procedures and Requirements...................................................49

                  1.       General Procedures..........................................................49

                           a.       Voting Procedures..................................................50

                           b.       Tabulation Procedures..............................................51

         B.       Procedures for Exchanging Existing Securities for New Securities.....................53

                  1.       Procedures for Exchanging Notes for New Common Stock........................53

                  2.       Procedures for Exchanging Existing Common Stock for Warrants................54

IX.      ADDITIONAL FACTORS TO BE CONSIDERED...........................................................54

         A.       Securities Law Matters...............................................................54

                  1.       Availability of Section 1145 of the Bankruptcy Code.........................54

                  2.       Parties Who Are Underwriters................................................55


                                      -iv-

                                TABLE OF CONTENTS
                                   (continued)

                                                                                                     PAGE

                  3.       Availability of SEC Rule 144 for Affiliate Resales..........................55

                  4.       Registration Rights Agreement...............................................55

                  5.       Lack of Established Market for New Securities...............................56

         B.       Risk Factors Relating to Debtors' Operations.........................................56

                  1.       Adequacy of Collateral......................................................56

                  2.       Net Losses..................................................................56

                  3.       Restrictions Imposed by Terms of the Parent Company's Loan Agreements.......56

                  4.       Uncertainties Relating to Bankruptcy Proceedings............................56

                  5.       Debt Obligations............................................................57

                  6.       Limited Liquidity...........................................................57

                  7.       Economic Downturn...........................................................57

                  8.       Possible Impact On Varying Metals Prices....................................58

                  9.       Fluctuations in Demand......................................................58

                  10.      Competition.................................................................58

                  11.      Environmental Regulation....................................................58

                  12.      Reliance on Key Personnel...................................................59

                  13.      Antitakeover Effects of Certain Provisions..................................59

                  14.      Absence of Dividends........................................................59

                  15.      Forward-Looking Statements..................................................59

X.       CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN...........................................59

         A.       Federal Income Tax Consequences to Debtors...........................................60

                  1.       Cancellation of Indebtedness................................................60

                  2.       Limitation on Net Operating Losses..........................................61

         B.       Federal Income Tax Consequences to Holders of Claims and Holders of Equity Interests.62

                  1.       Holders of Other Priority Claims and Certain General Unsecured Claims.......62

                  2.       Holders of Allowed General Unsecured Claims That Are Long-Term..............63

                  3.       Holders of Equity Interests.................................................64

         C.       Withholding..........................................................................64

XI.      CONCLUSION....................................................................................65

                                TABLE OF CONTENTS
                                   (continued)

                                                                            PAGE


APPENDICES:

        APPENDIX A     -  Plan of Reorganization

        APPENDIX B(2)  -  Parent Company's Annual Report on Form 10-K for the
                          Year Ended December 31, 2001

        APPENDIX C(2)  -  Parent Company's Quarterly Reports on Form 10-Q for
                          the Quarters Ended March 31, 2002 and June 30, 2002

        APPENDIX D(2)  -  Parent Company's Proxy Statement for the Annual
                          Stockholders' Meeting Held on May 22, 2002

        APPENDIX E(2)  -  Parent Company's Current Report(s) on Form 8-K filed with the SEC on June 21, 2002; June 24, 2002; August 14, 2002; and August 23, 2002

        APPENDIX F     -  Projected Statement of Operations and Projected cash
                          Flow Statements for the Period July 1, 2002 to October
                          31, 2002 and for Period November 1, 2002 to December
                          31, 2002

EXHIBITS:

        EXHIBIT A      -  Summary of Terms Provided in Commitment Letters for
                          Exit Financing

        EXHIBIT B      -  Schedule of Other Secured Claims with Effective Date
                          Payments

        EXHIBIT C      -  List of Assumed Contracts and Cure Amounts


------------------------------
(2) Debtors are filing APPENDICES B--E with the Bankruptcy Court but are not distributing them by mail. These documents are available on the Parent Company's website, http:\\www.metalsusa.com. You may also review and copy those reports, proxy statements and other information at the public reference facilities of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, or on the Internet at http:\\www.sec.gov.

                              INDEX OF DEFINITIONS

TERMS DEFINED IN THIS DISCLOSURE            PAGES
STATEMENT                               WHERE DEFINED
--------------------------------        -------------
AICPA..........................................32

Balloting Agent.................................2

Beneficial Holder..............................50

CIBC............................................7

COD............................................60

Comparables....................................35

Custodian......................................52

DCF............................................35

Debtor-in-Possession Lenders....................8

Debtor-in-Possession Loan Agreement.............8

Disclosure Statement Order.....................49

Exchange Act...................................11

FAS............................................32

Group 1 Employees..............................16

Group 2 Employees..............................16

IRC............................................60

IRS............................................60

KERP...........................................16

Long-Term Claims...............................63

NOLs...........................................60

Nominee........................................51

Note Indenture..................................7

Noteholder Depositary..........................53

Other Tax Attributes...........................60

Poorman-Douglas................................50

Projection.....................................23

Proxy Statement................................11

PWC/FTI........................................34

Retention Compensation.........................17

Scheduled Amount...............................50

Shelf Registration.............................55

Standard Sale Procedures.......................15

Stockholder Depositary.........................54

VOTING DEADLINE................................50

                        LIST OF TERMS DEFINED IN THE PLAN

Administrative Claim                        Former Officers and Directors

Allowed                                     Fully Secured Claim

Assumed Contract                            General Unsecured Claim

Bankruptcy Code                             Holder

Bankruptcy Court                            Impaired Other Secured Claims

Bankruptcy Rules                            Indenture Trustee

Cash                                        Interest

Certificate                                 New Board of Directors

Chapter 11 Cases                            New Common Stock

Claim                                       New Management Stock Incentive Plan

Class 4 New Common Stock                    Noteholder

Collateral                                  Notes

Confirmation Hearing                        Other Priority Claims

Confirmation Order                          Other Secured Claims

Contract                                    Parent Company

Convenience Claim                           Petition Date

Credit Facility                             Plan

Creditor                                    Priority Tax Claim

Creditors' Committee                        Pro Rata

Current Officers and Directors              Professional Fee Claim

Debtor-in-Possession Loan Claim             Registration Rights Agreement

Debtors                                     Reorganized Debtors

Debtors' Schedule                           Reorganized Parent Company

Disclosure Statement                        Retiree Benefit Plan

Disclosure Statement Hearing                SEC

Disputed                                    Secured Claim

Distribution                                Securities Act

Distribution Record Date                    Sold Asset Debtors

Dormant Debtors                             Unsecured Deficiency Claim

Effective Date                              Voting Record Date

Equity Interest                             Warrant Agreement

Estate                                      Warrant Exercise Price

Existing Common Stock                       Warrants

Final Allowed Claim Amount

Final Order

         Metals USA, Inc. and its subsidiaries listed on the cover page of this Disclosure Statement, the debtors and debtors-in-possession in these jointly administered Chapter 11 Cases, jointly submit this Disclosure Statement in connection with the solicitation of acceptances of the Plan that is attached as APPENDIX A.

DEBTORS STRONGLY URGE ACCEPTANCE OF THE PLAN. DEBTORS HAVE NEGOTIATED THE TERMS OF THE PLAN WITH THE CREDITORS' COMMITTEE. THE CREDITORS' COMMITTEE STRONGLY RECOMMENDS THAT ALL CREDITORS VOTE TO ACCEPT THE PLAN.

                                   DISCLAIMER

ALL CREDITORS ARE ADVISED AND ENCOURAGED TO READ THIS DISCLOSURE STATEMENT AND THE PLAN IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR REJECT THE PLAN. PLAN SUMMARIES AND STATEMENTS MADE IN THIS DISCLOSURE STATEMENT, INCLUDING THE FOLLOWING SUMMARY, ARE QUALIFIED IN THEIR ENTIRETY BY REFERENCE TO THE PLAN AND THIS DISCLOSURE STATEMENT AND THE APPENDICES AND EXHIBITS ATTACHED TO THIS DISCLOSURE STATEMENT. THE STATEMENTS CONTAINED IN THIS DISCLOSURE STATEMENT ARE MADE ONLY AS OF THE DATE OF THIS DISCLOSURE STATEMENT, UNLESS ANOTHER TIME IS SPECIFIED, AND THERE CAN BE NO ASSURANCE THAT THE STATEMENTS CONTAINED IN THIS DISCLOSURE STATEMENT WILL BE CORRECT AT ANY TIME AFTER THAT DATE. NEITHER THE DELIVERY OF THIS DISCLOSURE STATEMENT NOR ANY ACTION TAKEN IN CONNECTION WITH THE PLAN IMPLIES THAT THE INFORMATION CONTAINED IN THIS DISCLOSURE STATEMENT IS CORRECT AS OF ANY TIME AFTER THAT DATE.

THIS DISCLOSURE STATEMENT HAS BEEN PREPARED IN ACCORDANCE WITH SECTION 1125 OF THE BANKRUPTCY CODE AND RULE 3016(c) OF THE FEDERAL RULES OF BANKRUPTCY PROCEDURE AND NOT NECESSARILY IN ACCORDANCE WITH FEDERAL OR STATE SECURITIES LAWS OR OTHER APPLICABLE LAW.

AS TO CONTESTED MATTERS, ADVERSARY PROCEEDINGS, AND OTHER ACTIONS OR THREATENED ACTIONS, THIS DISCLOSURE STATEMENT DOES NOT CONSTITUTE AND MAY NOT BE CONSTRUED AS AN ADMISSION OF ANY FACT OR LIABILITY, STIPULATION, OR WAIVER, BUT RATHER AS A STATEMENT MADE IN SETTLEMENT NEGOTIATIONS.

THE INFORMATION CONTAINED IN THIS DISCLOSURE STATEMENT IS INCLUDED FOR PURPOSES OF SOLICITING ACCEPTANCES OF THE PLAN AND MAY NOT BE RELIED ON FOR ANY PURPOSE OTHER THAN TO DETERMINE HOW TO VOTE ON THE PLAN. THE DESCRIPTIONS OF THE ACTIONS, CONCLUSIONS, OR RECOMMENDATIONS OF DEBTORS, THE CREDITORS' COMMITTEE, OR ANY OTHER PARTY-IN-INTEREST HAVE BEEN SUBMITTED TO OR APPROVED BY THAT PARTY, BUT NO PARTY MAKES ANY REPRESENTATION REGARDING THE DESCRIPTIONS.

THIS DISCLOSURE STATEMENT IS NOT ADMISSIBLE IN ANY NON-BANKRUPTCY PROCEEDING INVOLVING DEBTORS OR ANY OTHER PARTY, AND IT MAY NOT BE CONSTRUED TO BE CONCLUSIVE ADVICE ON THE TAX, SECURITIES OR OTHER LEGAL EFFECTS OF THE REORGANIZATION AS TO HOLDERS OF CLAIMS AGAINST, OR INTERESTS IN, DEBTORS.

                                       I.

                    NOTICE TO HOLDERS OF CLAIMS AND INTERESTS

         The record date for determining which Holders of Claims and Interests may vote on the Plan is September 10, 2002. The purpose of this Disclosure Statement is to provide you, as the Holder of a Claim against one or more of Debtors or as a stockholder of the Parent Company, with information to enable you to make a reasonably informed decision on the Plan before exercising your right to accept or reject the Plan.

         On September 18, 2002, after notice and a hearing, the United States Bankruptcy Court for the Southern District of Texas approved this Disclosure Statement as containing information, of a kind and in sufficient detail, adequate to enable the Holders of Claims against Debtors and stockholders of the Parent Company to make an informed judgment to accept or reject the Plan. THE BANKRUPTCY COURT'S APPROVAL OF THIS DISCLOSURE STATEMENT DOES NOT CONSTITUTE A GUARANTY OF THE ACCURACY OR COMPLETENESS OF THIS INFORMATION OR THE BANKRUPTCY COURT'S ENDORSEMENT OF THE PLAN.

         You should read all of this Disclosure Statement before voting on the Plan. You are urged to consult with your own financial and other advisors in deciding whether to approve or reject the Plan. No solicitation of votes may be made except pursuant to this Disclosure Statement, and no person has been authorized to use any information concerning Debtors or their businesses other than the information contained in this Disclosure Statement.

         EFFECTIVENESS OF THE PLAN UNDER SECTION 1129(a)(8) OF THE CODE REQUIRES THE APPROVAL OF THE PLAN BY THE HOLDERS OF AT LEAST TWO-THIRDS IN AMOUNT AND MORE THAN HALF IN NUMBER OF ALLOWED CLAIMS VOTING ON THE PLAN FOR EACH OF THE IMPAIRED CLASSES AND THE HOLDERS OF TWO-THIRDS OF THE ALLOWED INTERESTS VOTING ON THE PLAN, OR A FINDING BY THE COURT THAT THE PLAN IS FAIR AND EQUITABLE AS TO THAT CLASS.

         After carefully reviewing this Disclosure Statement, please indicate your acceptance or rejection of the Plan by voting in favor of or against the Plan on the enclosed ballot; then return the ballot to Debtors' balloting agent, Poorman-Douglas Corporation (the "Balloting Agent"), at the address set forth on the ballot, in the enclosed, postage paid, return envelope by 5:00 p.m., Pacific time, on October 16, 2002. ANY BALLOTS RECEIVED BY THE BALLOTING AGENT AFTER 5:00 P.M., PACIFIC TIME, ON OCTOBER 16, 2002 WILL NOT BE COUNTED, UNLESS THIS DATE IS EXTENDED BY THE BANKRUPTCY COURT.

         The Bankruptcy Court has entered an order fixing October 18, 2002, at [_______ ___.m.,] Courtroom 403, United States Courthouse, 515 Rusk Ave., Houston, Texas 77002, as the Confirmation Hearing, and fixing October 11, 2002, at 5:00 p.m. Central Time, as the date by which all objections to confirmation of the Plan must be filed with the Bankruptcy Court and served on counsel for Debtors, counsel for the Creditors' Committee, counsel for the Debtor-in-Possession Lenders, and the U.S. Trustee, as set forth in the order approving this Disclosure Statement and scheduling the Confirmation Hearing. The closing of the transactions described in the Plan will occur on the Effective Date, which will be at least 11 days after the Bankruptcy Court enters its order confirming the Plan, unless the Confirmation Order is stayed.

                                  * * * * * * *

o       About this Disclosure Statement

         o Unless the context requires otherwise: (a) the gender (or lack of gender) of all words used in this Disclosure Statement includes the masculine, feminine and neuter; (b) references to articles and sections (other than in connection with the Bankruptcy Code, the Bankruptcy Rules, another specified law or regulation or another specified document) refer to the articles and sections of this Disclosure Statement; and (c) "including" means "including, without limitation".

         o The capitalized terms used in this Disclosure Statement are intended to have the meanings ascribed to them in the Plan. A list of those defined terms is included at the front of this Disclosure Statement, and the definitions are included in
                  Article II of the Plan, which is APPENDIX A to this Disclosure Statement. Other capitalized words used in this Disclosure Statement have been defined in the context of the provisions in which they first appear within this Disclosure Statement. An index to those defined terms is included for your convenience at the front of this Disclosure Statement immediately after the table of contents.

         o You may not rely on this Disclosure Statement for any purpose other than to determine how to vote on the Plan. Nothing contained in this Disclosure Statement constitutes or will be deemed to be advice on the tax or other legal effects of the Plan on Holders of Claims or Interests.

         o Certain of the information contained in this Disclosure Statement is forward-looking. This Disclosure Statement contains estimates and assumptions that may prove not to have been accurate and financial projections that may be materially different from actual future experiences.

         o There are a number of risks inherent in the Plan. See "Additional Factors to Be Considered" in Section IX of this Disclosure Statement.

                                       II.


        THE PLAN AND CLASSIFICATION AND TREATMENT OF CLAIMS AND INTERESTS

         A.       SUMMARY OF THE PLAN.

         The Plan you are being asked to vote on is attached as APPENDIX A. You should carefully review the Plan before voting in favor of or against it.

         Debtors believe that the Plan provides for: (a) the treatment of all classes of Claims that is in the best interests of Creditors of Debtors and is fair and equitable to those Creditors; and (b) fair and equitable treatment of the stockholders of the Parent Company. The Plan provides for these Claims and Interests and provides that the properties of Debtors will revest in Reorganized Debtors on the Effective Date, free and clear of all Claims and Interests except as provided under the Plan. After the Effective Date, Reorganized Debtors may operate their businesses and buy, use and otherwise acquire and dispose of their properties free of any restrictions contained in the Bankruptcy Code.

         The Plan was conceived by Debtors based on negotiations with the Creditors' Committee to preserve the greatest value for the Creditors and the Holders of Interests. Debtors believe that reorganization under the Plan is feasible and that the Plan provides for the greatest recoveries for the Creditors of Debtors and the stockholders of the Parent Company.

         On the Effective Date, or as soon after the Effective Date as practicable, the Allowed Administrative Claims, Priority Tax Claims and Other Priority Claims will be paid in full in Cash. Certain of these Claims may be paid in the ordinary course as they come due and certain Priority Tax Claims will receive the treatment permitted under Section 1129(a)(9)(C) of the Bankruptcy Code, as described definitively in the Plan.

         On the Effective Date, the Allowed Debtor-in-Possession Loan Claim of approximately $130 - $150 million will be paid in full in Cash through the proceeds of the Credit Facility.

         On the Effective Date, or as soon after the Effective Date as practicable, the Allowed Other Secured Claims will be either (a) reinstated by curing all outstanding defaults with all legal, equitable and contractual rights remaining unaltered, (b) paid in full in Cash, or (c) satisfied by delivering the Collateral securing the Claim. Reorganized Debtors will obtain the funds necessary for any payments of the Allowed Other Secured Claims through the combination of (x) the Credit Facility or (y) Cash on hand from Debtors' operations.

         Also on the Effective Date, or as soon after the Effective Date as practicable, the Allowed Impaired Other Secured Claims will receive a note providing for payment over time after the Effective Date, the terms of which will be described in EXHIBIT B to the Disclosure Statement.

         Under the Plan, approximately $378.5 million of Allowed General Unsecured Claims will receive their Pro Rata share of 20 million shares of New Common Stock of the Reorganized Parent Company on the Effective Date (subject to reserves for Disputed Claims). On the Effective Date, the Holders of Allowed General Unsecured Claims will own substantially all of the outstanding shares of the New Common Stock.

         Certain Convenience Class Claims of $1,000 and less will receive 50% of their Allowed Claims in Cash.

         Holders of Existing Common Stock of the Parent Company as of the Distribution Record Date will receive five-year Warrants to purchase shares of the New Common Stock representing an aggregate of 15% of all of the shares issued or issuable on the Effective Date (that is, 15% of the sum of (a) the number of shares of Class 4 New Common Stock issued to the Holders of Allowed General Unsecured Claims on the Effective Date, (b) the number of CIBC Shares, and (c) the number of shares that would be issued if all of the Warrants were exercised). The Warrants will have an exercise price that will be the price-per-share that must be achieved for the shares of the New Common Stock issued to the Holders of Allowed General Unsecured Claims on the Effective Date to be worth 100% of the aggregate dollar amount of Allowed General Unsecured Claims that are discharged on the Effective Date pursuant to the Plan.

         B.       SUMMARY OF CLASSIFICATION AND TREATMENT UNDER THE PLAN.

------------------------------------------------------------------------------------------------------------
                    CLASSIFICATION                                          TREATMENT
------------------------------------------------------------------------------------------------------------
Administrative Claims                                  Unclassified
Total Estimated Amount of Allowed Administrative
         Claims payable as of the Effective Date:      Will (a) receive payment in full, in Cash, on the
         $8.4 million                                  later of the Effective Date or the date when due
                                                       and payable, or (b) be paid on other agreed terms.

                                                       Estimated Recovery: Full recovery.

------------------------------------------------------------------------------------------------------------
Priority Tax Claims                                    Unclassified
Total Estimated Amount of Allowed Priority Tax
         Claims as of the Effective Date: $0.2         Will (a) receive payment in full in Cash on the
         million                                       Effective Date, (b) receive annual payments over a
                                                       six-year period from the date of assessment with
                                                       interest payable at the federal judgment rate per
                                                       annum, or (c) be paid on other agreed terms.

                                                       Estimated Recovery: Full recovery.

------------------------------------------------------------------------------------------------------------
Debtor-in-Possession Loan Claim                        Unclassified
Total Estimated Amount of the Allowed Debtor-in-
         Possession Loan Claim as of the Effective     Will receive payment in full in Cash on the
         Date: $130 - $150 million                     Effective Date from the proceeds of a Credit
                                                       Facility.

                                                       Estimated Recovery: Full recovery

------------------------------------------------------------------------------------------------------------
Class 1                                                Not impaired
Other Priority Claims
Total Estimated Amount of Allowed Class 1 Claims       Will (a) receive payment in full in Cash on the
         as of the Effective Date: $0.1 million        Effective Date, or (b) be paid on other agreed terms.

                                                       Estimated Recovery: Full recovery.

------------------------------------------------------------------------------------------------------------
Class 2                                                Not impaired
Other Secured Claims
Total Estimated Amount of Allowed Class 2 Claims       Will (a) receive payment in full in Cash on the
         as of the Effective Date: $9.2 million        Effective Date, (b) return the Collateral to the
                                                       Creditor, or (c) be reinstated.

                                                       Estimated Recovery: Full recovery.

------------------------------------------------------------------------------------------------------------
Class 3                                                Impaired
Impaired Other Secured Claims
Total    Estimated Amount of Allowed Class 3 Claims    Will receive a note providing for payment over time
         as of the Effective Date: $11.4 million       after the Effective Date.

------------------------------------------------------------------------------------------------------------
                    CLASSIFICATION                                          TREATMENT
------------------------------------------------------------------------------------------------------------

                                                       Estimated Recovery: Full recovery.

------------------------------------------------------------------------------------------------------------
Class 4                                                Impaired
General Unsecured Claims
Total Estimated Amount of Allowed Class 4 Claims       Will receive their pro rata share of 20 million
         as of the Effective Date: $378.5 million      shares of the New Common Stock of the Reorganized
                                                       Parent Company.

                                                       Estimated Recovery: 52.6% recovery.

------------------------------------------------------------------------------------------------------------
Class 5                                                Impaired
Convenience Claims
Total Estimated Amount of Allowed Class 5 Claims       Will receive Cash payment of 50% of Allowed Class
         as of the Effective Date: $1.5 million        5 Claims.

                                                       Estimated Recovery: 50% recovery.

------------------------------------------------------------------------------------------------------------
Class 6                                                Impaired
Interests of Holders of Allowed Equity Interests:
         36,509,972 shares outstanding                 Six months after the Effective Date, will receive
                                                       Warrants to purchase 3.56 million shares of New
                                                       Common Stock.

                                                       Estimated Recovery: Undetermined.

------------------------------------------------------------------------------------------------------------


         C.       CLASSIFICATION AND TREATMENT OF CLAIMS.

         The following is a summary of the categories and classes of Creditors and Interest Holders of Debtors under the Plan and the provisions made in the Plan for each category or class.(3)


----------------------------------
(3) Section 1123 of the Bankruptcy Code requires that a plan of reorganization classify the claims of a debtor's creditors and equity interest holders. The Plan divides Claims and Interests into classes and sets forth the treatment afforded to each class. Under the Plan, each Claim or Interest is either unclassified or unimpaired, or the Holder of the Claim or Interest is to receive various types of consideration, depending on the nature of the Claim or Interest. A Claim is not impaired under the Plan if the Plan: (1) leaves unaltered the legal, equitable and contractual rights of the Holder of the Claim; (2) provides for Cash payment of the full amount of the Claim on the Effective Date of the Plan; or (3) notwithstanding any contractual provision or law that entitles the Holder of the Claim to demand or receive accelerated payment after the occurrence of a default, cures the default, reinstates the maturity of the Claim as it existed before the default, and compensates the Holder of the Claim for any damages incurred as a result of any reasonable reliance by the Holder on any provision of law that entitles the Holder of the Claim to demand accelerated payment. The only Claims or Interests that are or may be impaired under the Plan and therefore are or may be entitled to vote to accept or reject the Plan are Classes 3, 4, 5 and 6.

For the Holder of a Claim or Interest to participate in the Plan and receive the treatment afforded to the applicable class, the Holder's Claim or Interest must be Allowed. A Claim or Interest will be Allowed if it is filed or deemed filed, unless a timely objection to allowance of the Claim or Interest is made. Generally, for a Claim or Interest to be filed, a proof of claim or proof of equity interest must be timely filed on behalf of the Holder of the Claim or Interest with the Bankruptcy

                  1.       Administrative Claims (Unclassified).

         Administrative Claims are Claims for: (a) any cost or expense of administration of the Chapter 11 Cases incurred on or before the Effective Date of a kind specified in Section 503(b), 507(a)(1), 546(c) or 1114(e)(2) of the Bankruptcy Code, including any actual and necessary expenses of preserving Debtors' Estate, including wages, salaries or commissions for services rendered after the commencement of the Chapter 11 Cases, professional fees allowed under
Section 330 of the Bankruptcy Code, certain taxes, fines and penalties, any actual and necessary expenses of operating the business of Debtors, any indebtedness or obligations incurred by or assessed against Debtors in connection with the conduct of their businesses, or for the acquisition or lease of property by Debtors or for provision of services to Debtors, including all allowances of compensation or reimbursement of expenses to the extent allowed by the Bankruptcy Court under the Bankruptcy Code, and any fees or charges assessed against Debtors' Estate under chapter 123, title 28, United States Code; and (b) the reasonable fees and expenses of the Indenture Trustee, the successor to the indenture trustee under the Indenture dated February 11, 1998, among the Parent Company, the guarantors named therein and the Indenture Trustee (the "Note Indenture").

         As of the Effective Date, the Allowed Administrative Claims are estimated to be approximately $8.4 million, payable on the Effective Date. In addition, the Reorganized Parent Company will issue an estimated 149,510 shares of New Common Stock to CIBC World Markets ("CIBC") in accordance with the terms of their retention as financial advisors to the Holders of General Unsecured Claims.

         On the Effective Date, or as soon as practicable after the Effective Date, each Holder of an Allowed Administrative Claim as of the Distribution Record Date will receive, in full satisfaction, settlement, release and discharge of the Allowed Administrative Claim, Cash equal to the Allowed Administrative Claim, or on other terms as the Holder of the Administrative Claim and Debtors may agree; provided, however, that Allowed Administrative Claims incurred in the ordinary course of business will be paid when due under ordinary terms of Debtors' business with the Creditor. Each Holder of a Professional Fee Claim will be paid Cash equal to the Allowed Professional Fee Claim as and when allowed by an order of the Bankruptcy Court.

                  2.       Priority Tax Claims (Unclassified).

         Priority Tax Claims are Claims against any of the Debtors that are entitled to priority in accordance with section 507(a)(8) of the Bankruptcy Code. These Claims consist of certain unsecured claims of governmental units for taxes.

         As of the Effective Date, the Allowed Priority Tax Claims are estimated to be approximately $0.2 million.

         On the Effective Date, or as soon as practicable after the Effective Date, at Debtors option, each Holder of an Allowed Priority Tax Claim as of the Distribution Record Date will, in full satisfaction, settlement, release or discharge of the Allowed Priority Tax Claim: (a) receive Cash; (b) receive from a Reorganized Debtor payment in equal annual installments over a six-year period from the date of assessment, as provided in Section 1129(a)(9)(C) of the Bankruptcy Code, with interest payable at the federal judgment rate per annum; or (c) be treated on other terms as the Holder of the Allowed Priority Tax Claim and Debtors may agree.

                  3.       Debtor-in-Possession Loan Claim (Unclassified).


--------------------------------------------------------------------------------
Court. A Claim or Interest will also be deemed to be filed if: (a) it is listed on Debtors' Schedules of Assets and Liabilities filed with the Bankruptcy Court, as amended (the "Schedules"), unless it is listed as disputed, contingent or unliquidated; or (b) in the case of an equity security holder, the Holder's Interest is reflected on the records of the issuer. If an objection to a Claim or Interest is made, the Bankruptcy Court must make a determination with respect to allowance of that Claim or Interest. Only Holders of Allowed Claims and Allowed Interests are entitled to participate in and receive distributions in accordance with the Plan.

         The Parent Company and certain of its subsidiaries who are Debtors are parties to a debtor-in-possession loan and security agreement dated January 2, 2002 (the "Debtor-in-Possession Loan Agreement") with Bank of America, N.A. and PNC Bank, N.A., as co-agents for a group of lenders (the "Debtor-in-Possession Lenders"). The amount of principal (plus accrued interest and reasonable fees) owed to the Debtor-in-Possession Lenders in connection with the Debtor-in-Possession Loan Claim is treated as fully secured under the Plan.

         The Debtor-in-Possession Lenders assert that the Debtor-in-Possession Loan Claim includes a fully-funded amount of $154.2 million and outstanding letters of credit of $16.6 million as of September 13, 2002, and as of the Effective Date, the Allowed Debtor-in-Possession Loan Claim is estimated to be approximately $130 - $150 million.

         On the Effective Date, each Holder of the Allowed Debtor-in-Possession Loan Claim as of the Distribution Record Date will, in full satisfaction, settlement, release and discharge of the Allowed Debtor-in-Possession Loan Claim, receive payment in full in Cash from the proceeds of the Credit Facility. The entry of the Confirmation Order will be a final and binding adjudication on the allowance of the Allowed Debtor-in-Possession Loan Claim (in an amount agreed to by Debtors, the Creditors' Committee and each Holder of the Allowed Debtor-in-Possession Loan Claim or as allowed by Bankruptcy Court order after objection) and will operate as a final and conclusive compromise and settlement of any and all Claims that have been or may be asserted by or through Debtors against the Holders of the Allowed Debtor-in-Possession Loan Claim, their constituent members and their successors, assigns, officers, directors, employees, attorneys, agents and representatives.

                  4.       Other Priority Claims (Class 1).

         Other Priority Claims are described in Sections 507(a)(2) through 507(a)(7) and 507(a)(9) of the Bankruptcy Code and include, in the case of Debtors, claims for wages, salaries or commissions earned within 90 days of the Petition Date and claims for contributions to employee benefit plans arising from services rendered within 180 days before the Petition Date, in each case subject to a limitation of $4,650 per Person.

         As of the Effective Date, the Allowed Other Priority Claims are estimated to be approximately $0.1 million.

         On the Effective Date, or as soon as practicable after the Effective Date, each Holder of an Allowed Other Priority Claim as of the Distribution Record Date will, in full satisfaction, settlement, release and discharge of the Allowed Other Priority Claim, receive Cash, or be treated on other terms as the Holder of the Allowed Other Priority Claim and Debtors may agree.

                  5.       Other Secured Claims (Class 2).

         Other Secured Claims are Claims, other than the Debtor-in-Possession Loan Claim or an Impaired Other Secured Claim, that are secured. A Claim is secured to the extent of the value, as determined by the Bankruptcy Court pursuant to Section 506(a) of the Bankruptcy Code, of any interest in property of the Estate securing the Claim. To the extent that the value of the Collateral is less than the amount of the Claim that has the benefit of the security, the Claim is an Unsecured Deficiency Claim unless the class of which the Claim is a part makes a valid and timely election under Section 1111(b) of the Bankruptcy Code to have the Claim treated as a Secured Claim to the extent allowed. These Other Secured Claims include the $9 million payable by the Parent Company under the various industrial revenue bonds maturing from July 1, 2004 to May 1, 2023.

         As of the Effective Date, the Allowed Other Secured Claims are estimated to be approximately $9.2 million.

         On the Effective Date, or as soon as practicable after the Effective Date, at Debtors' option, each Holder of an Allowed Other Secured Claim as of the Distribution Record Date will, in full satisfaction, settlement, release and discharge of the Allowed Other Secured Claim: (a) receive payment in Cash; (b) have any Collateral securing the lien abandoned to the Holder of the Allowed Other Secured Claim and the Allowed Other Secured Claim will be extinguished as a Fully Secured Claim; or (c) be reinstated with all existing defaults cured and all legal equitable and contractual rights remaining unaltered as against the same Reorganized Debtor entity. Each Holder of an Allowed Other Secured Claim will be placed in a separate class for purposes of voting and distribution pursuant to the Plan.

                  6.       Impaired Other Secured Claims (Class 3).

         Impaired Other Secured Claims are Claims, other than the Debtor-in-Possession Loan Claim and the Other Secured Claims, that are secured. A Claim is secured to the extent of the value, as determined by the Bankruptcy Court pursuant to Section 506(a) of the Bankruptcy Code, of any interest in property of the Estate securing the Claim. To the extent that the value of the Collateral is less than the amount of the Claim that has the benefit of the security, the Claim is an Unsecured Deficiency Claim unless the class of which the Claim is a part makes a valid and timely election under Section 1111(b) of the Bankruptcy Code to have the Claim treated as a Secured Claim to the extent allowed.

         As of the Effective Date, the Allowed Impaired Other Secured Claims are estimated to be approximately $11.4 million.

         On the Effective Date, or as soon as practicable after the Effective Date, each Holder of an Allowed Impaired Other Secured Claim as of the Distribution Record Date will, in full satisfaction, settlement, release and discharge of the Allowed Impaired Other Secured Claim, receive a note providing for payment over time after the Effective Date, the terms of which will be described in EXHIBIT B to the Disclosure Statement.

                  7.       General Unsecured Claims (Class 4).

         General Unsecured Claims are Claims, other than an Administrative Claim, a Priority Tax Claim, an Other Priority Claim or a Convenience Claim, that are not secured by a valid and enforceable lien against property of a Debtor. These General Unsecured Claims include Claims under the Notes. As of the Petition Date, approximately $204.3 million (including principal and interest) was owed to the Noteholders.

         As of the Effective Date, the Allowed General Unsecured Claims are estimated to be approximately $378.5 million.

         On the Effective Date, or as soon as practicable after the Effective Date, Holders of Allowed General Unsecured Claims will receive in exchange for their Claims their pro rata share of 20 million shares of New Common Stock (subject to reserves for Disputed Claims).

                  8.       Convenience Claims (Class 5).

         A Convenience Claim is a Claim in the amount of $1,000 or less.

         As of the Effective Date, the Allowed Convenience Claims are estimated to be approximately $1.5 million, and Cash payments made on the Effective Date for the Allowed Convenience Claims are estimated to be approximately $0.75 million.

         On the Effective Date, or as soon as practicable after the Effective Date, each Holder of an Allowed Convenience Claim will receive, in full satisfaction, settlement, release and discharge of the Allowed Convenience Claim, 50% of the Allowed amount of the Claim in Cash.

                  9.       Equity Interests (Class 6).

         Equity Interests are any interest in the Existing Common Stock, excluding existing warrants, options or other rights to acquire Existing Common Stock. The Parent Company currently has issued and outstanding 36,509,972 shares of the Existing Common Stock. The Existing Common Stock is held by approximately 1,600 stockholders of record.

         On the Effective Date, all Interests will be extinguished. Holders of the Existing Common Stock as of the Distribution Record Date, or their assigns, will receive in exchange their Pro Rata share of Warrants to purchase an aggregate of 3.56 million shares of the New Common Stock. The Warrant Exercise Price is calculated by dividing the Final Allowed Claim Amount by the 20 million shares of Class 4 New Common Stock. The Warrant Exercise Price is the price-per-share that must be achieved for the shares of the New Common Stock issued to the holders of Allowed General Unsecured Claims on the Effective Date to be worth 100% of the aggregate amount of Allowed General Unsecured Claims that are discharged on the Effective Date pursuant to the Plan. Assuming the Allowed General Unsecured Claims are $378.5 million, the Warrant Exercise Price is estimated to be $18.93. Each Warrant will have a term of five years from the Effective Date and will be subject to appropriate anti-dilution protections. The Warrants will be transferable.

         D.       OTHER SIGNIFICANT TERMS OF THE PLAN.

                  1.       Revesting of Assets.

         Except as otherwise provided in the Plan, the property and assets of Debtors' Estate will revest in Reorganized Debtors on the Effective Date free and clear of all Claims and Interests, but subject to the obligations of Reorganized Debtors as set forth in the Plan and the Confirmation Order.

                  2.       Treatment of Contracts.

         Debtors have rejected various Contracts throughout these cases and will continue to do so leading up to confirmation of Debtors' Plan. Debtors have also assumed and assigned various Contracts in connection with assets sales that Debtors have conducted thus far in these Chapter 11 Cases. Debtors plan to reject all Contracts not expressly assumed by Debtors in connection with confirmation of Debtors' Plan. With respect to the Assumed Contracts, any pre-Petition Date guarantee that the Claim Holder had from the Parent Company shall continue to be enforceable against the Reorganized Parent Company post-Confirmation.

                  3.       Retiree Benefit Plans.

         From and after the Effective Date, Reorganized Debtors will be obligated to pay retiree benefits, as defined in Section 1114(a) of the Bankruptcy Code, and any similar health, disability or death benefits in accordance with the terms of the Retiree Benefit Plans or other agreements governing the payment of such benefits, subject to any rights to amend, modify or terminate such benefits under the terms of the applicable Retiree Benefit Plan, other agreement or applicable nonbankruptcy law. Any of these retiree benefits that were an obligation of a Dormant Debtor or Sold Asset Debtor will be assumed by the Reorganized Parent Company.

                  4.       Conditions to Confirmation and Consummation.

         The Plan contains certain conditions that must be satisfied or waived (if waivable) before the Plan can be confirmed or modified.

                  5.       Cancellation of Notes and Interests.

         As of the Effective Date, except to the extent provided otherwise in the Plan, any and all Notes held by Holders of any Claims, and all agreements, instruments and other documents evidencing the Claims and the rights of the Holders of the Claims, will be automatically canceled, extinguished and are void, all obligations of any Person under those instruments and agreements will be fully and finally satisfied and released, and the obligations of Debtors under those instruments and agreements will be discharged. As of the Effective Date, except to the extent provided otherwise in the Plan, any and all Interests will be canceled, extinguished and are void.

                  6.       Indemnification.

         The indemnification obligations of any Debtor relating to Current Officers and Directors will be assumed by Reorganized Debtors. The indemnification obligations of any Debtor relating to Former Officers and Directors will be assumed by Reorganized Debtors only to the extent that applicable insurance coverage is available.

                  7.       Releases.

         As of the Effective Date, Debtors will release any and all claims against the Current Officers and Directors and the Former Officers and Directors that Debtors own pursuant to Section 541 of the Bankruptcy Code.

                  8.       Disputed Claims and Claims Objections.

         Debtors will have the sole authority to object and contest the allowance of any Claims or Interests filed with the Bankruptcy Court. Any objections must be filed within 120 days after the Effective Date. When Debtors file an objection to a Claim or Interest, the Claim or Interest will become a Disputed Claim or Interest. Disputed Claims or Interests may become Allowed Claims or Interests by entry of a Final Order allowing the Claim or Interest in whole or in part. Pending resolution of Disputed Claims and Interests, Reorganized Debtors will hold in trust the Distributions for Disputed Claims and Interests for the benefit of Holders of Disputed Claims and Interests.

                                      III.

                            INFORMATION ABOUT DEBTORS

         Information about Debtors' business, operations, organization and management is contained in the Annual Report that is attached as APPENDIX B, the Quarterly Reports that are attached as APPENDIX C, the Parent Company's proxy statement for its annual meeting held on May 22, 2002 (the "Proxy Statement") that is attached as APPENDIX D, and the Current Reports that are attached as APPENDIX E.(4) The Annual Report, the Quarterly Reports and the Proxy Statement are part of this Disclosure Statement. The Parent Company's website, http:\\www.metalsusa.com, also contains information about Debtors.

         The Parent Company is subject to the informational requirements of the Securities Exchange Act of 1934 (the "Exchange Act") and, in accordance with the Exchange Act, files reports, proxy statements and other information with the Commission. You may review and copy those reports, proxy statements and other information at the public reference facilities of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, or on the Internet at http:\\www.sec.gov. Copies can be



-------------------------------
(4) Debtors are filing APPENDICES B--E with the Bankruptcy Court but are not distributing them by mail. These documents are available on the Parent Company's website, http:\\www.metalsusa.com. You may also review and copy those reports, proxy statements and other information at the public reference facilities of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, or on the Internet at http:\\www.sec.gov.

obtained by mail at prescribed rates. Requests for copies should be directed to the Commission's Public Reference Section, Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549.

         A.       SUMMARY INFORMATION ABOUT DEBTORS' OPERATIONS.

         Metals USA, Inc., together with its subsidiaries, purchases metal from primary metal producers who focus on large volume sales of unprocessed metals in standard configurations and sizes. Metals USA processes these metals to meet the specifications of end-use customers. Metals USA then provides inventory management and just-in-time delivery services to these end-use customers, enabling them to reduce material costs, decrease capital required for raw materials inventory and processing equipment, and to save time, labor and other expense. Metals USA also manufactures higher-value finished building products.

         Metals USA began operation in 1997 and acquired a number of metal processor/service center companies (on average with over 40 years in business), becoming one of the largest purchasers and processors of metals in the United States. Metals USA sells to customers in businesses including machining, transportation equipment, power equipment, electrical equipment, industrial/commercial construction, furniture and consumer durables.

         Metals USA is organized into three operating segments: (a) the Plates and Shapes Group, (b) the Flat Rolled Group, and (c) the Building Products Group. Each segment is led by an experienced executive, who is supported by a professional staff in finance, purchasing, and sales. By organizing its purchased companies into these three major business segments, Metals USA has achieved operational synergies, focused capital investment and improved working capital turnover.

         Through acquisitions and facility expansions, Metals USA quickly achieved a wide array of products and services, a diversified customer base and broad geographic coverage. As a result, Metals USA had a number of years of financial success since it started in 1997.

         B.       FACTORS PRECIPITATING COMMENCEMENT OF THE CASE.

         Beginning June 2000, the United States economy began to experience a slowdown. The metal consuming industries were early casualties. As the economic slowdown progressed, the worldwide excess metal production capacity and a strong dollar in relation to other world currencies led to surplus material and weak pricing. These factors continued to add to the economic stress of domestic companies in the metals producing and distribution industries through 2001 and into 2002. By November 2001, the economic slowdown in the United States had resulted in a 30% drop in daily shipping rates for the metal service center industry. These factors caused more than 30 metal producers to seek the protection of the courts and caused great concern with banks and other participants in financial markets in general.

         This significant drop in metal consuming demand, coupled with a high level of imports into the United States in mid to late 2000, precipitated significant product price deterioration. During the second half of 2000, Debtors were burdened with inventory levels that were higher than current demand requirements due to purchase commitments that were made in periods of high demand. This decline in demand for Debtors' products and services was compounded by the adverse impact of price erosion, and ultimately led to Debtors' first unprofitable period of operations since its formation in 1997, during the fourth quarter of 2000. For Debtors, the combination of weak demand and low product prices continued to generate significant operating losses in each successive quarterly period.

         Due to these losses, Debtors became unable to comply with certain terms and conditions of the agreements governing the bank indebtedness. In March 2001, Debtors refinanced all of the bank indebtedness with an asset based credit agreement that was jointly underwritten by Bank of America and PNC Bank. Both Bank of America and PNC Bank syndicated the material portion of their commitments to other lenders during the second quarter of 2001. Debtors' receivables, inventory and all of their property and equipment that was not otherwise secured by other debt agreements secured this credit agreement. The asset based credit agreement required Debtors to maintain a specified level of excess availability at all times and to meet a minimum net worth requirement that escalated each quarterly reporting period. The relief provided by the new asset based credit agreement was short-lived. As the economic slowdown continued, Debtors were faced with slowing receipt of payments from customers for goods and services. To further exacerbate the existing liquidity crisis, substantially all of Debtors' metal suppliers were in a similar economic crisis. A number of these suppliers had already sought bankruptcy court protection and were increasingly demanding more prompt payment of outstanding invoices for recent deliveries of materials. These factors adversely affected Debtors' liquidity, which consisted primarily of borrowing availability under the asset based credit agreement. During the third quarter of 2001, Debtors proceeded to sell some of their assets to generate an adequate level of liquidity and reduce the debt load that was clearly too high for the then current economic environment. However, the catastrophic events of September 11, 2001 stalled the asset sale process as likely buyers and traditional lenders for Debtors' assets became increasingly cautious toward the economy in general and the metals industry in particular.

         Debtors repeatedly attempted to satisfy the asset based lenders through the proposal of alternative financing arrangements that would have alleviated Debtors' then current liquidity crisis. These requests for relief from the lenders were met by costly and increasingly stringent terms and conditions, all of which failed to address the liquidity crisis. Concurrently, Debtors also requested their larger metal suppliers to forbear payment of certain past due invoices for approximately six months or until the sale of the assets described in Debtors' announcement in August 2001 could be completed. Several of these suppliers, who were already in a period of severe economic stress themselves, flatly rejected Debtors' request for extended terms.

         Based on the combination of a weakening economy that continued to soften, a metals industry in enormous turmoil with prices at lows not seen in over 25 years, and world and capital markets shaken by the terrorist attacks of September 11th, Debtors were left with insufficient time to meet the debt covenant requirements of the existing asset based credit agreement. In light of the foregoing economic environment and the frustrated attempts to relieve the liquidity crisis through alternative means, the Parent Company's management and its board of directors concluded that the best course of action for Debtors and their stockholders was to seek the protection of the Bankruptcy Court on November 14, 2001.

         C.       PROCEEDINGS IN THE CASE.

         On the Petition Date, November 14, 2001, Debtors filed voluntary petitions for relief under Chapter 11 of the Bankruptcy Code. On the Petition Date, the Bankruptcy Court granted Debtors' request for procedural consolidation and joint administration of these Chapter 11 Cases. Debtors continue to operate their businesses and manage their properties as debtors-in-possession pursuant to Sections 1107(a) and 1108 of the Bankruptcy Code. On the Petition Date, the Bankruptcy Court granted authority for joint administration and procedural consolidation of Debtors' forty-four bankruptcy cases under Case No. 01-42530-H4-11.

         Consistent with bankruptcy cases involving large, publicly traded companies and their affiliates, a number of proceedings have occurred since the Petition Date in Debtors' cases, the most significant of which are discussed in this section.

         On the first day of Debtors' bankruptcy cases, along with joint administration and procedural consolidation, the Bankruptcy Court granted Debtors' motions (a) designating the cases as a "Complex Chapter 11" case, which set a weekly hearing date; and (b) granted Debtors' motion to establish a limited notice list. The Court also granted Debtors' initial motion seeking authority to use $88,356,200 in cash collateral through December 5, 2001; and granted Debtors' request to pay certain requested prepetition employee wages and benefits. Debtors additionally requested and received additional Bankruptcy Court orders authorizing use of additional cash collateral and the payment of additional employee benefits as discussed below.

                  1.       Debtors' Counsel and Financial Advisors.

         The Bankruptcy Court approved Fulbright & Jaworski L.L.P. as counsel for Debtors and PricewaterhouseCoopers LLP as Debtors' financial advisors on December 4, 2001. On August 30, 2002, FTI Consulting, Inc. acquired the business recovery services division of PricewaterhouseCoopers LLP. All of the individuals from PricewaterhouseCoopers LLP that were engaged on the Debtors' engagement were members of the business recovery services division, and FTI Consulting, Inc. is applying for employment as successor to PricewaterhouseCoopers LLP. Therefore, the financial advisor is referred to as PWC/FTI. The Bankruptcy Court also has approved Debtors' retention of certain special counsel for Debtors in connection with certain litigation and corporate matters arising during Debtors' Chapter 11 Cases in the ordinary course of business. All of these professionals are assisting Debtors in their efforts to reorganize their businesses.

         Debtors have incurred $3,146,920.25 in professional fees and $138,479.49 in expenses for legal services rendered by Fulbright & Jaworski L.L.P., as counsel to Debtors in these Chapter 11 Cases since the Petition Date through August 31, 2002. Debtors' professionals anticipate billing Debtors an additional $250,000 in professional fees for each of the months of September and October 2002.

         Debtors have incurred $1,809,237.50 in professional fees and $45,620.50 in expenses for financial services rendered by PricewaterhouseCoopers LLP, as restructure advisors to Debtors in these Chapter 11 Cases since the Petition Date through August 31, 2002. PricewaterhouseCoopers LLP's restructuring practice was sold to FTI Consulting, Inc. effective August 2002. FTI Consulting, Inc. anticipates billing Debtors an additional $180,000 in professional fees for each of the months of September and October 2002.

                  2. The Official Joint Committee of Bondholders and Unsecured Creditors.

         The Office of the United States Trustee appointed the Creditors' Committee early in these cases. The Creditors' Committee was initially composed of the following 9 members: (i) the Bank of New York, as Indenture Trustee; (ii) Merrill Lynch Corporate Bond Fund, Inc.--High Income Portfolio; (iii) CSFB Global Opportunities Advisors, LLC; (iv) Zurich Scudder Investments, Inc.; (v) Triton Partners, LLC; (vi) Nucor; (vii) National Steel Corporation; (viii) TXI Chaparral Steel; and (ix) AK Steel Corporation. By Notice dated May 23, 2002, the US Trustee's offices reconstituted the Creditors' Committee and substituted
(a) ING-Ghent Asset Management LLC for CSFB Global Opportunities Advisors, LLC;
(b) Deutsche Investment Management Americas Inc. for Zurich Scudder Investments, Inc.; and (c) Alcoa Inc. for TXI Chaparral Steel. In addition, Triton Partners, LLC resigned and was not replaced. On January 3, 2002, the Bankruptcy Court approved Akin, Gump, Strauss, Hauer & Feld, L.L.P. as counsel for the Creditors' Committee. The Creditors' Committee has retained CIBC as their financial advisors. The Creditors' Committee has been actively involved in Debtors' Chapter 11 Cases.

         Debtors have incurred $667,684.00 in professional fees and $87,111.07 in expenses for legal services rendered by Akin, Gump, Strauss, Hauer & Feld L.L.P., as counsel to the Creditors' Committee in these Chapter 11 Cases since the Petition Date through August 31, 2002. The Committee's professionals anticipate billing Debtors an additional $150,000 in professional fees for each of the months of September and October 2002.

         Debtors have incurred $1,320,968 in professional fees and $47,000 in expenses for financial services rendered by CIBC as financial advisors to the Creditors' Committee in these Chapter 11 Cases since the Petition Date through August 31, 2002. CIBC anticipates billing Debtors an additional $315,000 in professional fees for the months of September and October 2002.

                  3. Debtors' Use of Cash Collateral and the Debtor-in-Possession Loan Agreement.

         By Order dated December 11, 2001, the Bankruptcy Court authorized Debtors' extended use of $139,799,000 in cash collateral through the final hearing on December 19, 2001. While negotiations with a bank group about possible debtor-in-possession financing continued through early December 2001, Debtors sought approval of an alternative senior debtor-in-possession financing from Beal Bank in the amount of $50 million and up to $60 million in financing from Debtors' trade vendors as a junior debtor-in-possession loan. Debtors chose not to close the debtor-in-possession loan with Beal Bank.

         On January 4, 2002, after negotiations with the bank group about financing during Debtors' Chapter 11 Cases continued, the Court preliminarily authorized a $350 million loan facility with the same bank group that was approved by final order of the Bankruptcy Court on January 29, 2002. On August 8, 2002, the Bankruptcy Court approved the First Amendment to the Debtor-in-Possession Loan Agreement, after Debtors failed to meet a financial covenant. The First Amendment to the Debtor-in-Possession Loan Agreement reduced Debtors' availability under the Debtor-in-Possession Loan Agreement to a maximum of $275 million, fixed certain monthly payments on the Debtor-in-Possession Loan Agreement, but overall, reduced the covenant constraints of the original Debtor-in-Possession Loan Agreement in order to give Debtors more breathing room. Debtors are currently in negotiations with several lenders for the Credit Facility.

                  4.       Court Proceedings with Certain Vendors.

         During these Chapter 11 Cases, Debtors have entered into adequate protection stipulations with two trade vendors that supply large volumes of material to various of the Debtors: IPSCO Steel, Inc. and Usinor Steel Corporation. By Order dated December 26, 2002, Debtors entered into an Adequate Protection Stipulation with Usinor Steel Corporation and by Order dated January 4, 2002, Debtors entered into an Adequate Protection Stipulation with IPSCO Steel, Inc. Debtors have also recently requested approval of a post-petition agreement with a third vendor, Sierra Aluminum, Inc.

                  5.       Contracts.

         Debtors have rejected various Contracts throughout these cases and will continue to do so leading up to confirmation of Debtors' Plan. Debtors have also assumed and assigned various Contracts in connection with assets sales that Debtors have conducted thus far in these Chapter 11 Cases. Debtors plan to reject all Contracts not expressly assumed by Debtors in connection with confirmation of Debtors' Plan. With respect to the Assumed Contracts, any pre-Petition Date guarantee that the Claim Holder had from the Parent Company shall continue to be enforceable against the Reorganized Parent Company post-Confirmation. Since the Petition Date, Debtors have not assumed many Contracts in accordance with the Creditors' Committee's request, and have requested and obtained various extensions of the deadline to assume or reject unexpired leases of non-residential real property pursuant to section 365(d)(4) of the Bankruptcy Code, until the earlier of November 30, 2002 or the Effective Date of Debtors' Plan.

                  6.       Sales of Assets.

         Debtors have sought and obtained approval of the sale of various pieces of real property in: Lafayette, LA; Hazel Park, MI; Moraine, OH; and Kansas City, MO.

         Debtors sought and obtained an expedited procedure for the sales of Debtors' assets through a five-week auction process (the "Standard Sale Procedures"). Before getting Bankruptcy Court approval of these sale procedures, Debtors sought and obtained Bankruptcy Court approval of the sales procedures and bidding protections.

         Pursuant to Standard Sale Procedures, approved by the Bankruptcy Court, Debtors have sought and obtained approval of the sale procedures and of the final sale of substantially all of the assets of the Debtors specified below. All of these transactions have closed:

         o Sale of Metals USA Specialty Metals Northcentral, Inc.'s assets located in Detroit, MI, Grand Rapids, MI, Broadview, IL, Cleveland, OH and Dayton, OH to Alro Steel Corporation;

         o Sale of the Kansas City, MO assets of Metals USA Plates and Shapes Southcentral, Inc. to SMWC Acquisition, Inc.;

         o Sale of Aerospace Specification Metals, Inc.'s assets to Reisgo Newco, Inc.;

         o Sale of the Orlando, FL assets of Metals USA Specialty Metals Northcentral, Inc. to Jenks Metals, Inc.;

         o Sale of the St. Louis, MO assets of Metals USA Specialty Metals Northcentral, Inc. to Gateway Metals, Inc.

         o Sale of Metals USA Specialty Metals Northcentral, Inc.'s assets located in Salisbury, NC and Newark, NJ to Wells Manufacturing Company.

         o Sale of Metals USA Contract Manufacturing, Inc.'s assets to Argon Industries, Inc.;

         o Sale of Metals USA Plates and Shapes Northcentral, Inc.'s assets to I. Bahcall Steel & Pipe, Inc.;

         o Sale of Metals USA Specialty Metals Northwest, Inc.'s assets to Reliance Steel & Aluminum Company.

         o        Sale of various real estate related to these divestitures.

         As of September 10, 2002, these sales have generated approximately $69 million to the Debtors' Estate. An additional $13 million of proceeds from the collection of receivables related to the divestitures is estimated to be collected over the next several months.

         In addition, Debtors have recently obtained Bankruptcy Court approval of the sales procedures and break-up fees for the following proposed sales, that are the subject of binding agreements and are expected to close by the end of October 31, 2002:

         o Sale of Metals USA Plates and Shapes Southwest, Inc.'s assets located in Houston, TX, San Antonio, TX and Shreveport, LA to Triple-S Steel Supply Co.

         o Sale of Metals Aerospace International, Inc.'s assets to Rolled Alloys L.P.

         These sales are expected to close by October 31, 2002 and bring Debtors' Estate approximately $33.5 million, approximately $11 million of which is from accounts receivables that will be collected over the course of the next several months.

                  7.       Sales of Miscellaneous Assets.

         Debtors also sought and obtained Bankruptcy Court approval of procedures for the sale of miscellaneous assets without the necessity of Bankruptcy Court approval, but which requires the Debtor-in-Possession Lenders' and Creditors' Committee's review. Debtors have made several sales of assets pursuant to this procedure.

                  8.       Description of Key Employee Retention Plan.

         By order of the Bankruptcy Court dated June 5, 2002, Debtors obtained approval of a key employee retention plan (the "KERP"). The KERP covered two groups of employees: (a) up to seven corporate executives (the "Group 1 Employees") and (b) one hundred and forty other key managerial and operational employees (the "Group 2 Employees").

         The Group 1 Employees were entitled to receive: (a) cash payments equal to 25% of their current annual base salary payable on the termination of the employee's employment without cause or on the entry of an order of the Bankruptcy Court approving the adequacy of this Disclosure Statement; (b) cash payments ranging from 0% to 25% of the current annual base salary (depending on the timing of the Effective Date); (c) cash payments equal to 25% of their current annual base salary payable on the

Effective Date if Debtors have met or exceeded Debtors' projected 12-month trailing consolidated EBITDA (measured through the last complete month before the Effective Date); and (d) compensation in the form of New Common Stock payable 75 days after the Effective Date in an amount equal to one-half percent of their current annual base salary for each percentage in excess of a 50% recovery to the Holders of General Unsecured Claims. Based on the valuation of Debtors' financial consultants, the compensation that is expected in regards to clause (d) above to be payable to the Group 1 Employees is approximately $20,000 to $30,000 in the form of New Common Stock; this may be paid in cash instead of stock for administrative convenience.(5)

         Group 2 Employees were entitled to receive cash payments equal to a percentage of their current annual salaries (the "Retention Compensation"). The percentage of current annual salary ranges from 20% to 75%, as determined by Debtors, and differs for each Group 2 Employee. The cash payments are payable as follows: 12.5% of the Retention Compensation was paid at the time the order approving the KERP was entered (June 2002), and 12.5% of the Retention Compensation will be paid every 90 days thereafter until the time each Group 2 Employee has received 100% of his Retention Compensation, unless either a Group 2 Employee's employment is terminated without cause or the Effective Date occurs (in which case, the Group 2 Employees will be paid the remaining balance of their Retention Compensation). The KERP plan treats individuals employed by one of the divested business units to be terminated without cause.

         Debtors estimate that the amount payable under the KERP to Group 1 Employees and Group 2 Employees on the Effective Date will be $5 million.

                  9.       Establishment of Bar Date for filing Proofs of Claim.

         Debtors sought and obtained two separate orders from the Bankruptcy Court extending the original bar date for Creditors, other than governmental units, and for governmental units to file proofs of claim against Debtors from April 29, 2002 until July 8, 2002. Debtors' claims agent, Poorman-Douglas Corporation, reported to Debtors that approximately 5,000 Claims have been filed in Debtors' Chapter 11 Cases. Debtors have objected to some of the Disputed Claims and have identified various other Claims to which they will object to in the near future before these Chapter 11 Cases are completed.

                  10.      Other Proceedings.

         Debtors have sought to establish procedures for dealing with certain issues in these Chapter 11 Cases in a cost-efficient and economical way to avoid the use of Bankruptcy Court time when appropriate. For example, by Order dated December 11, 2001, the Bankruptcy Court granted Debtors' motion to establish procedures for the determination of valid reclamation claims. Similarly, Debtors received Bankruptcy Court authority to settle small claims controversies.

                  11.      Preferences and Avoidance Actions

         The Creditors' Committee has completed an investigation and analysis of potential insider preferences in these Chapter 11 Cases and has determined that no such insider preferences exist. Akin, Gump, Strauss, Hauer & Feld L.L.P. and CIBC have reviewed the acquisitions made by Debtors since 1997 and do not believe that there are any valid avoidance causes of action relating to such acquisitions. While Debtors are releasing all claims against current and former officers and directors of the Debtors, the Plan preserves all other preference and avoidance actions for Reorganized Debtors and any proceeds received from these preference and avoidance actions will be for benefit of Reorganized Debtors.

                  12.      Debtors' Plan and Disclosure Statement.


--------------------------
(5) Debtors are also authorized to pay the Group 1 Employees severance compensation equal to 25% of their current annual base salary if any executive's employment is terminated without cause at any time before six months after the Effective Date.

         On August 23, 2002, Debtors filed their Plan of Reorganization Under Chapter 11 of the United States Bankruptcy Code with the Bankruptcy Court. On August 23, 2002, Debtors filed their draft Disclosure Statement with respect to the Plan of Reorganization under Chapter 11 of the Bankruptcy Code with the Bankruptcy Court. On September 18, 2002, the Bankruptcy Court entered an order approving the adequacy of this Disclosure Statement, establishing procedures with respect to the solicitation of acceptances and rejections of the Plan and setting a deadline by which acceptances, rejections and objections to the Plan must be filed and served. The Bankruptcy Court also scheduled the hearing for confirmation of Debtors' Plan for October 18, 2002 at [_____ _.m.]

         Following the entry of the order approving this Disclosure Statement, Debtors have commenced the process of soliciting acceptances and rejections to the Plan by means of this Disclosure Statement. In response to these solicitation efforts, Debtors seek approval of the Plan by the Creditors and Interest Holders in each class entitled to submit a ballot to accept or reject the Plan. If that approval is obtained, Debtors will proceed to seek confirmation of the Plan on October 18, 2002.

                  13.      Litigation.

         Dongkuk International, Inc. filed an adversary proceeding against Debtors seeking the imposition of a constructive trust on certain funds and accounts receivable based on the sale of alleged consigned inventory purportedly belonging to Dongkuk. Debtors vigorously dispute these allegations. Debtors shall treat Dongkuk's claim as a Class 4 General Unsecured Claim and Debtors shall reserve for Dongkuk's claim in the Disputed Claims and Interest Reserve. To the extent that a constructive trust is imposed by the Court, Debtors will pay the claim in full in cash.

                  14.      United States Trustee's Fees

         Reorganized Debtors shall be responsible for timely payment of applicable United States Trustee quarterly fees incurred pursuant to 28 U.S.C. ss.1930(a)(6). Any applicable fees due as of the date of confirmation of the Plan will be paid in full on the Effective Date of the Plan. After confirmation, Reorganized Debtors shall pay applicable United States Trustee quarterly fees as they accrue until these Chapter 11 Cases are closed by the Bankruptcy Court. Reorganized Debtors shall file with the Court and serve on the United States Trustee a quarterly financial report for each quarter (or portion thereof) that these Chapter 11 Cases remain open in a format prescribed by the United States Trustee.

                  15.      Summary of Non-Bankruptcy Litigation.

         There are approximately 40 pre-petition lawsuits against Debtors pending in various state and federal courts. Debtors have agreed during the case to a modification of the automatic stay to allow certain personal injury lawsuits to continue in non-bankruptcy forums after the claimants in those lawsuits agreed to waive all of their claims against Debtors' estates and to solely seek recovery from insurance proceeds to pay any judgments obtained. Debtors will likely file objections to each of the other proofs of claim filed by the plaintiffs in these various lawsuits. One of these lawsuits involves a purported class action claim against Debtors for $250 million. The plaintiff in this purported class action case filed a class proof of claim in Debtors' bankruptcy cases and Debtors have objected to the claim, including on the grounds that no class has been certified. Debtors vigorously dispute this claim and have asked the Court to disallow the claim in its entirety before the end of October 2002.

         D.       MANAGEMENT.

         Information about the Parent Company's officers and related matters is provided below. Further information is included in the Proxy Statement attached as APPENDIX D. The initial post-Effective Date officers of the Reorganized Parent Company are expected to be the same as the existing officers of the Parent Company. The officers and directors of the subsidiary Debtors will remain the same immediately after the Effective Date.

         J. MICHAEL KIRKSEY, 47, has been a director of the Parent Company since April 1997 and has served as Chief Executive Officer since 1999 and Chairman of the Board of Directors since February 2001. He assumed the title of President on February 4, 2002. From October 1999 until February 2001, Mr. Kirksey served as President of the Parent Company. Mr. Kirksey served as Senior Vice President and Chief Financial Officer of the Parent Company from December 1996 until October 1999. From 1995 to February 1997, Mr. Kirksey was Director - Business Development and Acquisitions of Keystone International, Inc., a manufacturer of valves and flow control systems.

         CRAIG R. DOVEALA, 50, became a Senior Vice President of the Parent Company in July 1997 and is responsible for the operations of the Parent Company's Flat Rolled Group. Mr. Doveala was the CEO of one of the Parent Company's original founding subsidiaries from 1997 to 2000 and was its President from 1990 to 1997.

         LESTER G. PETERSON, 61, became a Senior Vice President of Corporate Development of the Parent Company in February 2002 and is responsible for management of on-going asset sales, facility rationalization, product strategy and trade relations. From February 2001 through February 2002, Mr. Peterson was responsible for the operations of the Parent Company's Plates and Shapes Group. Since 1981, he served as President of one of the Parent Company's original founding subsidiaries, and is a member of the Wisconsin Board of the Steel Service Center Institute.

         E.L. THOMPSON, 59, became a Senior Vice President of the Parent Company in May 2001 and is responsible for the operations of the Parent Company's Building Products Group. Since 1995, he served as President of Allmet Building Products, Inc., one of the Parent Company's subsidiaries.

         JOHN A. HAGEMAN, 48, has served as Senior Vice President, General Counsel and Secretary of the Parent Company since April 1997. From 1987 through March 1997, Mr. Hageman was Senior Vice President of Legal Affairs, General Counsel and Secretary of Physician Corporation of America, a publicly-traded health maintenance organization. From 1981 to 1987, Mr. Hageman was a partner with a law firm in Wichita, Kansas.

         TERRY L. FREEMAN, 51, has served as Senior Vice President, Treasurer and Chief Accounting Officer since May 2002 and was appointed the Parent Company's Chief Accounting Officer in May 1998. From April 1997 to May 2002, Mr. Freeman served as Vice President and Corporate Controller of the Parent Company. From February 1997 through March 1997, Mr. Freeman served as Controller of Maxxam Inc., a publicly-traded aluminum, forest products operations and real estate investment and development company. From May 1994 to February 1997, he was Assistant Controller of Maxxam Inc., and from June 1990 to May 1994, he was Director--Financial Reporting of Maxxam Inc. From December 1984 to June 1990, he was a certified public accountant with Deloitte & Touche LLP. From August 1980 to December 1984, Mr. Freeman was a certified public accountant with Arthur Andersen LLP.

                                       IV.

                       SELECTED HISTORICAL FINANCIAL DATA

         The following consolidated financial information should be read in conjunction with the Parent Company's "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" and audited Consolidated Financial Statements and the related Notes thereto included in Item 8. "FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA" in the Form 10-K for the year ended December 31, 2001 that is attached hereto as APPENDIX B. The consolidated financial information for the fiscal years ended 1997 through 2001 reflects the historical consolidated financial statements of the Parent Company. The consolidated financial information as of and for the six months ended June 30, 2001 and 2002 should be read in conjunction with the Parent Company's "MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS" together with the Unaudited Consolidated Financial Statements and the related Notes thereto as of and for the three and six months ended June 30, 2001 and 2002 included in Part I "FINANCIAL INFORMATION" in the Form 10-Q that is attached hereto as APPENDIX C. Moreover, the consolidated financial statements for 2001 and 2002 are prepared in accordance with the American Institute of Certified Public Accountant's Statement of Position 90-7, Financial Reporting by Entities in Reorganization Under the Bankruptcy Code ("SOP 90-7"). The selected consolidated financial information presented below is not necessarily indicative of the future results of operations or financial performance of Debtors.

                                                                                                            SIX MONTHS ENDED
                                                         YEARS ENDED DECEMBER 31,                                JUNE 30,
                                        1997         1998          1999          2000          2001         2001         2002
STATEMENTS OF OPERATIONS DATA:                    (IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

Net Sales........................   $   537.6   $   1,498.8   $   1,745.4   $   2,021.6   $   1,562.0    $   681.9    $   520.4
Cost of sales....................       414.9       1,135.1       1,289.3       1,551.2       1,205.7        521.3        393.6
                                     --------    ----------    ----------    ----------    ----------     --------     --------
    Gross profit.................       122.7         363.7         456.1         470.4         356.3        160.6        126.8
Operating expenses ..............       100.4         266.9         340.1         399.0         363.9        151.4        120.7
Integration and asset
impairments......................          --            --           9.4            --         384.1           --          3.5
                                     --------    ----------    ----------    ----------    ----------     --------     --------
    Operating income (loss) .....        22.3          96.8         106.6          71.4        (391.7)         9.2          2.6
Interest and other ..............         4.5          29.3          39.3          48.9          48.5         26.9         10.1
Reorganization expenses .........          --            --            --            --          19.4           --          9.1
                                     --------    ----------    ----------    ----------    ----------     --------     --------
    Net income (loss) before
      taxes......................        17.8          67.5          67.3          22.5        (459.6)       (17.7)       (16.6)
Provision (benefit) for income
  taxes..........................        10.3          27.5          27.5          10.8         (52.3)        (5.2)        (3.4)
                                     --------    ----------    ----------    ----------    ----------     --------     --------
    Net income (loss) before
      discontinued operations
      and extraordinary item.....         7.5          40.0          39.8          11.7        (407.3)       (12.5)       (13.2)
Discontinued operations, net of
  tax............................          --            --            --            --            --         (2.7)        (1.0)
                                     --------    ----------    ----------    ----------    ----------     --------     --------
    Net income (loss) before
      extraordinary item.........         7.5          40.0          39.8          11.7        (407.3)       (15.2)       (14.2)
Extraordinary charge, net of
  tax benefit....................          --            --            --            --           1.8          1.8           --
                                     --------    ----------    ----------    ----------    ----------     --------     --------
    Net income (loss) ...........   $     7.5   $      40.0   $      39.8   $      11.7   $    (409.1)   $   (17.0)   $   (14.2)
                                     ========    ==========    ==========    ==========    ==========     ========     ========
Earnings (loss) per share:
    Earnings (loss) per
      share-basic................   $     .33   $      1.09   $      1.04   $       .32   $    (11.21)   $   (0.47)  $    (0.39)
    Earnings (loss) per
      share-assuming dilution....   $     .33   $      1.07   $      1.04   $       .32   $    (11.21)   $   (0.47)  $    (0.39)
Number of common shares used in
the per share calculations:
    Earnings (loss) per
      share-basic................        22.5          36.7          38.1          36.8          36.5         36.5         36.5
    Earnings (loss) per
      share-assuming dilution....        22.9          37.3          38.4          37.0          36.5         36.5         36.5

                                                                                                                        JUNE 30,
                                                               DECEMBER 31,                                               2002
                                         1997          1998          1999          2000          2001                    ACTUAL
Balance Sheet Data:                                           (IN MILLIONS)
Working capital .................   $   191.5   $     414.3   $     305.4   $     344.8   $     175.5                 $   186.5
Total assets ....................       479.1       1,026.4       1,049.3       1,104.8         689.9                     616.6
Long-term debt, less current
    portion......................       167.1         502.6         434.7         489.9            --                        --
Stockholders' equity (deficit)...       226.5         341.6         379.4         375.1         (35.1)                    (49.3)
Dividends declared ..............          --            --            --           4.5           1.4                        --

                                       V.

           PRO FORMA CAPITALIZATION ON THE EFFECTIVE DATE OF THE PLAN

         The following table sets forth the consolidated capitalization of the Parent Company at June 30, 2002, and as adjusted (a) to give pro forma effect for projected operating results through October 31, 2002, the assumed Effective Date of the Plan, (b) to give pro forma effect to the projected transactions on the Effective Date of the Plan, and (c) to give pro forma effect to the application of Fresh Start Accounting. This information should be read in conjunction with the Company's consolidated financial statements, and the related notes, included in the Annual Report and the Quarterly Report, copies of which are attached as APPENDICES B AND C, and the information set forth under the caption "REQUIREMENTS FOR CONFIRMATION OF THE PLAN" included in this Disclosure Statement.

                                                    Pro forma     Adjustments for
                                                   Immediately       Projected                                         Pro forma
                                                     Prior to     Transactions on   Pro forma after  Adjustments for  after Applying
                                       June 30,   Effectiveness    the Effective   Effective Date     Fresh Start      Fresh Start
                                         2002     of the Plan(2)        Date        Transactions(3)     Accounting     Accounting(4)
                                      ----------------------------------------------------------------------------------------------
Current Liabilities (5):
   Accounts Payable                    $   19.3      $   11.5        $     --          $   11.5         $     --         $   11.5
   Accrued Liabilities                     31.1          34.7              --              34.7               --             34.7
   Existing Bank Group Loan               215.8         134.1          (134.1)               --               --               --
   Not Subject to Compromise - Other       21.6          21.2           (21.2)               --               --               --
                                       --------      --------        --------          --------         --------         --------
      Total Current Liabilities           287.8         201.5          (155.3)             46.2               --             46.2
                                       --------      --------        --------          --------         --------         --------
Long-Term Liabilities(5):
   Subject to Compromise                  377.9         378.0          (378.0)               --               --               --
   New Credit Facility                       --            --           132.1             132.1               --            132.1
   Other long term debt                      --            --            16.5              16.5               --             16.5
                                       --------      --------        --------          --------         --------         --------
      Total Long Term Liabilities         377.9         378.0          (229.4)            148.6               --            148.6
                                       --------      --------        --------          --------         --------         --------
Stockholders' Equity:
    Existing Common Stock and New
    Common Stock, par value $0.01 per
    share(1)                                0.4           0.4            (0.2)              0.2               --              0.2
    Additional paid-in capital            247.7         247.7           378.7             626.4           (414.6)           211.8
    Retained deficit                     (297.4)       (300.6)           (6.9)           (307.5)           307.5               --
                                       --------      --------        --------          --------         --------         --------
Total Stockholders' Equity                (49.3)        (52.5)          371.6             319.1           (107.1)           212.0
                                       --------      --------        --------          --------         --------         --------
Total Capitalization, excluding
  current Liabilities                  $  328.6      $  325.5        $  142.2          $  467.7         $ (107.1)        $  360.6
                                       ========      ========        ========          ========         ========         ========

                              (DOLLARS IN MILLIONS)


NOTES:

(1) Shares of Existing Common Stock issued were 36,509,972 at June 30, 2002 and Pro forma Immediately Prior to Effectiveness of the Plan. Shares of New Common Stock issued and outstanding were 20,149,510 under the Pro forma after Projected transaction on the Effective Date and the Pro forma after Applying Fresh Start Accounting. The Existing Common Stock will be canceled on the effectiveness of the Plan.

(2) Current liabilities and retained deficit have been adjusted to reflect the effect of projected operating results for the period from June 30, 2002 through October 31, 2002, the assumed Effective Date of the Plan. APPENDIX F contains the projected statement of operations and projected cash flow statement for the period July 1, 2002 to October 31, 2002.

(3) The column that presents the Pro forma after Effective Date Transactions reflects the following adjustments:

         o Entry for $2.0 million to adjust Liabilities Subject to Compromise to the estimate of $380 million.

         o Payment of Administrative Claims totaling $8.4 million, which includes the KERP payments.

         o        Payment of Priority Tax Claims of $0.2 million.

         o        Payment of Other Priority Claims of $0.1 million.

         o        Payment to reinstate Other Secured Claims of $0.1 million.

         o        Payment to cure Assumed Contracts of $0.6 million.

         o The reclassification of secured debt from current to long-term liability.

         o The Cash payment of $0.75 million in full settlement of the Convenience Claims estimated to total $1.5 million.

         o The exchange of General Unsecured Claims and Interests for New Common Stock and Warrants.

         o The write-off of $1.0 million of unamortized deferred financing costs related to the facility under the Debtor-in-Possession Loan Agreement.

         o The retirement of the facility under the Debtor-in-Possession Loan Agreement with borrowings under the Credit Facility on the Effective Date.

         o The incurrence of an estimated $2.0 million of financing costs attributable to the Credit Facility.

         o Transfer of $2.0 million of Cash on hand to pay down the Credit Facility.

         o Payment to CIBC, in the form of New Common Stock, the fee in accordance with the terms of their retention as financial advisors to the Holders of General Unsecured Claims.

(4) The column labeled Pro forma after Applying Fresh Start Accounting reflects the write-down in the carrying value of non-current assets due to the application of fresh start. Based on Fresh Start Accounting, a reduction in the carrying value of the non-current assets of $118 million would be required. Amounts in excess of the historical cost of such assets would be treated as extraordinary gain, which under the assumptions presented in this Disclosure Statement would approximate $11 million.

(5) The liabilities related to the operations held for sale are not listed separately in the schedule.

                                       VI.

                    REQUIREMENTS FOR CONFIRMATION OF THE PLAN

         A.       FEASIBILITY OF THE PLAN (BANKRUPTCY CODE SECTION 1129(a)(11)).

                  1.       General.

THE FORECASTED FINANCIAL RESULTS CONTAINED IN THIS DISCLOSURE STATEMENT ARE BASED ON ESTIMATES AND ASSUMPTIONS THAT ARE INHERENTLY UNCERTAIN AND, THOUGH CONSIDERED REASONABLE BY DEBTORS, ARE SUBJECT TO SIGNIFICANT BUSINESS, ECONOMIC AND COMPETITIVE UNCERTAINTIES AND CONTINGENCIES, ALL OF WHICH ARE DIFFICULT TO PREDICT AND MANY OF WHICH ARE BEYOND THE CONTROL OF DEBTORS. ACCORDINGLY, THERE CAN BE NO ASSURANCE THAT THE FORECASTED RESULTS WILL BE REALIZED AND THAT ACTUAL RESULTS WILL NOT BE SIGNIFICANTLY HIGHER OR LOWER THAN FORECASTED. DEBTORS MAY REVISE THESE ESTIMATES AND ASSUMPTIONS AT OR BEFORE THE CONFIRMATION HEARING ON THE PLAN.

         As a condition to confirmation of the Plan, Section 1129(a)(11) of the Bankruptcy Code requires that the Bankruptcy Court determine that confirmation is not likely to be followed by the liquidation or need for further financial reorganization of Debtors. In connection with the development of the Plan, Debtors believe that Debtors will have the ability to meet future obligations under the Plan with sufficient liquidity and that Debtors will have sufficient capital resources to carry out their business strategy.

         In this regard, Debtors have prepared certain estimates and projections of its financial position, results of operations, cash flow and certain other items (the "Projections") for each of the five twelve-month periods following the Effective Date. Debtors have also prepared an analysis reflecting that confirmation of the Plan provides a more attractive recovery for Holders of Claims and Interests than would a liquidation of Debtors' assets under Chapter 7 of the Bankruptcy Code. This financial information reflects Debtors' judgment as to the information that is significant under the circumstances. The assumptions that the Parent Company believes to be material are summarized below.

                  2.       Asset Sales.

         The Parent Company thoroughly reviewed the overall business and all of its operations and initiated a detailed plan to sell non-core or under performing business units to help the Parent Company become more strategically focused and reduce the bank debt. The divestitures represented operations that either did not achieve financial objectives or that were not central to the Parent Company's overall operating platform. In April 2002, the Parent Company announced planned divestitures of eleven business units in addition to divestitures that had been previously announced in August 2001.

         Pursuant to Standard Sale Procedures, approved by the Bankruptcy Court, Debtors have sought and obtained approval of the sale procedures and of the final sale of substantially all of the assets of the Debtors specified below. All of these transactions have closed:

         o Sale of Metals USA Specialty Metals Northcentral, Inc.'s assets located in Detroit, MI, Grand Rapids, MI, Broadview, IL, Cleveland, OH and Dayton, OH to Alro Steel Corporation;

         o Sale of the Kansas City, MO assets of Metals USA Plates and Shapes Southcentral, Inc. to SMWC Acquisition, Inc.;

         o Sale of Aerospace Specification Metals, Inc.'s assets to Reisgo Newco, Inc.;

         o Sale of the Orlando, FL assets of Metals USA Specialty Metals Northcentral, Inc. to Jenks Metals, Inc.;

         o Sale of the St. Louis, MO assets of Metals USA Specialty Metals Northcentral, Inc. to Gateway Metals, Inc.

         o Sale of Metals USA Specialty Metals Northcentral, Inc.'s assets located in Salisbury, NC and Newark, NJ to Wells Manufacturing Company.

         o Sale of Metals USA Contract Manufacturing, Inc.'s assets to Argon Industries, Inc.;

         o Sale of Metals USA Plates and Shapes Northcentral, Inc.'s assets to I. Bahcall Steel & Pipe, Inc.;

         o Sale of Metals USA Specialty Metals Northwest, Inc.'s assets to Reliance Steel & Aluminum Company.

         o        Sale of various real estate related to these divestitures.

         As of September 10, 2002, these sales have generated approximately $69 million to the Debtors' Estate. An additional $13 million of proceeds from the collection of receivables related to the divestitures is estimated to be collected over the next several months.

         In addition, Debtors have recently obtained Bankruptcy Court approval of the sales procedures and break-up fees for the following proposed sales, that are the subject of binding agreements and are expected to close by the end of October 31, 2002:

         o Sale of Metals USA Plates and Shapes Southwest, Inc.'s assets located in Houston, TX, San Antonio, TX and Shreveport, LA to Triple-S Steel Supply Co.

         o Sale of Metals Aerospace International, Inc.'s assets to Rolled Alloys L.P.

         These sales are expected to close by October 31, 2002 and bring Debtors' Estate approximately $33.5 million, approximately $11 million of which is from accounts receivables that will be collected over the course of the next several months.

         The Parent Company has entered into contracts for the sale of various pieces of real estate that are expected to close by October 31 with aggregate proceeds of $5 million. In addition, there are $44 million of assets that are projected to close in November and December 2002. The Debtors may file motions to approve the sale of some of these assets prior to entry of the Confirmation Order. There is a possibility that some of these asset sales may occur before October 31.

         The proceeds of the asset divestitures have been used presently to reduce the Parent Company's obligations under the Debtor-in-Possession Loan Agreement to a level that is refinanceable.

         As a result of these asset sales, the Reorganized Parent Company will look as follows after the Effective Date:

         o COMPANY ORGANIZATION. Following confirmation of the Plan, the Reorganized Parent Company will continue to operate its businesses in the product group structure that existed immediately prior to the Petition Date. The structure is principally organized along product lines with the Flat Rolled Products Group being the largest with respect to net sales, followed by the Plates and Shapes Group and then by the Building Products Group. Debtors believe this structure provides both efficiency and cost savings as well as improved customer service. An experienced entrepreneurial-focused executive, who is supported by a professional staff in finance, purchasing and sales and marketing, leads each group. The following descriptions reflect the reorganization of each of the three product groups.

         o FLAT ROLLED. Flat Rolled operations are expected to generate approximately $565 million of net sales in the year ending December 31, 2003 and will operate from 11 locations principally in the states of Wisconsin, Illinois, Missouri, Michigan, Ohio, Indiana, Kansas, Tennessee, and North Carolina. This operating segment sells a number of products including carbon steel, stainless, aluminum, brass and copper in a variety of alloy grades and sizes. Steel mills generally ship carbon steel in sizes less than a quarter of an inch in thickness in continuous coils that typically weigh forty to sixty-thousand pounds each. Few customers can handle steel in this form. Accordingly, substantially all of the carbon steel material as well as the nonferrous materials sold by Flat Rolled undergo additional processing prior to customer delivery. Processing services include slitting, precision blanking, leveling, cut-to-length, laser cutting, punching, bending and shearing. Flat Rolled customers are in the electrical manufacturing, fabrication, furniture, appliance manufacturers, machinery and equipment and transportation industries.

         o PLATES AND SHAPES. Plates and Shapes operations are expected to generate approximately $315 million of net sales in the year ending December 31, 2003 and will operate from 16 locations principally in the states of Massachusetts, Pennsylvania, New Jersey, Maryland, North Carolina, Florida, Georgia, Alabama, Mississippi, Louisiana, Texas and Oklahoma. This operating segment sells carbon steel products such as wide-flange beams, plate, tubular, angles and other structural shapes. These products are available in a number of alloy grades and sizes and generally undergo additional processing prior to customer delivery. Processing services include cutting, sawing, cambering/leveling, punching, drilling, beveling, surface grinding, bending, shearing, cut-to-length and T-splitting. Plates and Shapes customers are in the fabrication, construction, machinery and equipment, transportation, and energy industries.

         o BUILDING PRODUCTS. Building Products operations are expected to generate approximately $165 million of net sales in the year ending December 31, 2003 and will operate 21 manufacturing locations and 41 sales and distribution centers throughout the southeast, southwest and western regions of the U.S. This operating segment sells a number of finished products that are both cost and energy efficient for use in residential applications such as sunrooms, roofing products, awnings and solariums. Commercial uses of these products include large area covered canopies, awnings and covered walkways. Building Products customers are predominantly in the construction, wholesale trade and building material industries.

                  3.       Credit Facility.

         Debtors have received three viable and competitive commitment letters for a revolving credit facility of up to $200 million from Bank of America, JP Morgan Chase and CIT, and may receive additional competitive commitment letters from additional banks. The revolving credit facility would be secured by all of Reorganized Debtors' accounts and inventory and possibly their machinery, equipment and real estate. Please refer to EXHIBIT A to this Disclosure Statement for a summary of the terms of the commitment letters.

                  4.       Cash Payments on the Effective Date.

         Debtors propose to make certain Cash payments on the Effective Date to Holders of Claims, as set forth in the following table:

 DESCRIPTION OF CASH PAYMENT ON EFFECTIVE DATE        APPROXIMATE AMOUNT OF CASH PAYMENT
 ---------------------------------------------                ON EFFECTIVE DATE
                                                              -----------------
Debtor-in-Possession Loan Claim                              $130 - $150 million(1)

Administrative Claims                                           $3.4 million(2)

KERP Payments due on Effective Date                             $5.0 million(3)

Other Priority Claims                                            $0.1 million

Priority Tax Claims                                              $0.2 million

Curing of Reinstated Other Secured Claims                       $0.1 million(4)

Curing of Assumed Contracts                                     $0.6 million(5)

Convenience Claims                                               $0.7 million

TOTAL CASH PAYMENTS ON EFFECTIVE DATE                           $10.1 MILLION
                                                                =============



(1) Represents payment in full.


(2) Excludes the $5.0 KERP payments to be paid on the Effective Date.


(3) Under the KERP, some payments will be made on the Effective Date, and other payments may be made later. This number includes only the KERP payments required to be made on the Effective Date, but some of this $5.0 million may be paid prior to the Effective Date if there are any eligible employee terminations prior to the Effective Date.

(4) Includes costs of curing the reinstated Other Secured Claims and compensating the Holders of those reinstated Other Secured Claims for damages incurred as a result of the Holders' reasonable reliance on the underlying Contracts.

(5) Under the Plan, Debtors will reject all Contracts not specifically assumed. A list of the Assumed Contracts is attached as EXHIBIT C to this Disclosure Statement.

                  5.       Effective Date and Projected Balance Sheets.

                           a.       Effective Date Balance Sheet.

         The following sets forth the balance sheet of the consolidated Parent Company at June 30, 2002, and as adjusted (a) to give pro forma effect for projected operating results through October 31, 2002, the assumed Effective Date of the Plan, (b) to give pro forma effect to the projected transactions on the Effective Date of the Plan, and (c) to give pro forma effect to the application of Fresh Start Accounting (dollars in millions):


                                                    Pro forma      Adjustments for
                                                  Immediately        Projected                                       Pro forma after
                                                    Prior to       Transactions    Pro forma after  Adjustments for     Applying
                                      June 30,   Effectiveness   on the Effective  Effective Date     Fresh Start      Fresh Start
                                        2002     of the Plan(1)       Date         Transactions(2)    Accounting      Accounting(3)
                                        ----     --------------       ----         ---------------    ----------      -------------
ASSETS:

Cash                                  $   29.8      $   19.1         $  (14.1)         $    5.0       $     --          $    5.0
Accounts Receivable (net)(4)             167.6         158.3               --             158.3             --             158.3
Inventory(4)                             261.6         217.7               --             217.7             --             217.7
Other Current Assets                       7.6           9.5               --               9.5             --               9.5
                                      --------      --------         --------          --------       --------          --------
    Total Current Assets                 466.6         404.6            (14.1)            390.5             --             390.5
                                      --------      --------         --------          --------       --------          --------
Property, Plant and Equipment
  (net)(4)                               143.8         116.4               --             116.4         (102.1)             14.3
Other Assets                               6.0           6.0              1.0               7.0           (5.0)              2.0
                                      --------      --------         --------          --------       --------          --------
    Total Assets                      $  616.4      $  527.0         $  (13.1)         $  513.9       $ (107.1)         $  406.8
                                      ========      ========         ========          ========       ========          ========

LIABILITIES AND STOCKHOLDERS'
EQUITY

Current Liabilities(4):
  Accounts Payable                    $   19.3      $   11.5         $     --          $   11.5       $     --          $   11.5
  Accrued Liabilities                     31.1          34.7               --              34.7             --              34.7
  Existing Bank Group Loan               215.8         134.1           (134.1)               --             --                --
  Not Subject to Compromise - Other       21.6          21.2            (21.2)               --             --                --
                                      --------      --------         --------          --------       --------          --------
     Total Current Liabilities           287.8         201.5           (155.3)             46.2             --              46.2
                                      --------      --------         --------          --------       --------          --------
Long-Term Liabilities(4):
  Subject to Compromise                  377.9         378.0           (378.0)               --             --                --
  Credit Facility                           --            --            132.1             132.1             --             132.1
  Other long term debt                      --            --             16.5              16.5             --              16.5
                                      --------      --------         --------          --------       --------          --------
     Total Liabilities                   665.7         579.5           (384.7)            194.8             --             194.8
                                      --------      --------         --------          --------       --------          --------
Commitments and contingencies               --            --               --                --             --                --
Stockholders' Equity                     (49.3)        (52.5)           371.6             319.1         (107.1)            212.0
                                      --------      --------         --------          --------       --------          --------
  Total Liabilities and
  Stockholders' Equity                $  616.4      $  527.0         $  (13.1)         $  513.9       $ (107.1)         $  406.8
                                      ========      ========         ========          ========       ========          ========


Notes:

(1) Based on Debtor's June 30, 2002 unaudited financial statements and forecasted activity for the months of July 2002 through October 2002. APPENDIX F contains the projected statements of operations and projected cash flow statement for the period July 1, 2002 to October 31, 2002.

(2) The column that presents the Pro forma after Effective Date Transactions reflects the following adjustments:

    o Entry for $2.0 million to adjust Liabilities Subject to Compromise to the estimate of $380 million.

    o Payment of Administrative Claims totaling $8.4 million, which includes the KERP payments.

    o    Payment of Priority Tax Claims of $0.2 million.

    o    Payment of Other Priority Claims of $0.1 million.

    o    Payment to reinstate Other Secured Claims of $0.1 million.

    o    Payment to cure Assumed Contracts of $0.6 million.

    o The reclassification of secured debt from current to long-term liability.

    o The Cash payment of $0.75 million in full settlement of the Convenience Claims estimated to total $1.5 million.

    o    The exchange of General Unsecured Claims and Interests for New Common
         Stock.

    o The write-off of $1.0 million of unamortized deferred financing costs related to the facility under the Debtor-in-Possession Loan Agreement.

    o The retirement of the facility under the Debtor-in-Possession Loan Agreement with borrowings under the Credit Facility on the Effective Date.

    o The incurrence of an estimated $2.0 million of financing costs attributable to the Credit Facility.

    o    Transfer of $2.0 million of Cash on hand to pay down Credit Facility.

    o Payment to CIBC, in the form of New Common Stock, the fee in accordance with the terms of their retention as financial advisors to the Holders of General Unsecured Claims.

(3) The column labeled Pro forma after Applying Fresh Start Accounting reflects the write-down in the carrying value of non-current assets due to the application of fresh start. Based on Fresh Start Accounting, a reduction in the carrying value of the non-current assets of $118 million would be required. Amounts in excess of the historical cost of such assets would be treated as extraordinary gain, which under the assumptions presented in this Disclosure Statement would approximate $11 million.

(4) The assets and liabilities related to the operations held for sale are not listed separately in the schedule.

                           b.       Projected Balance Sheets.

         The following sets forth the projected balance sheet of the consolidated Reorganized Parent Company as of the end of each of the five years following the Effective Date (in millions):

                                                                    December 31,
                                           ------------------------------------------------------------
                                             2003         2004         2005         2006         2007
                                             ----         ----         ----         ----         ----
ASSETS:

Cash                                       $    5.0     $    5.0     $    5.0     $    5.0     $   13.8
Accounts Receivable (net)                     138.1        153.1        167.8        183.2        199.3
Inventory                                     209.4        212.6        215.9        219.4        223.7
Other Current Assets                            2.4          2.4          2.4          2.4          2.4
                                           --------     --------     --------     --------     --------
    Total Current Assets                      354.9        373.1        391.1        410.0        439.2
                                           --------     --------     --------     --------     --------
Property, Plant and Equipment (net)            12.0         20.6         29.2         38.2         47.1
Other Assets                                    1.6          1.2          0.8          0.4           --
                                           --------     --------     --------     --------     --------
    Total Assets                           $  368.5     $  394.9     $  421.1     $  448.6     $  486.3
                                           ========     ========     ========     ========     ========

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:
  Accounts Payable                         $   33.1     $   59.5     $   73.2     $   81.6     $   91.8
  Accrued Liabilities                          34.7         34.7         34.7         34.7         34.7
  Current portion of long term debt             2.0          2.0          2.0          2.0          2.0
                                           --------     --------     --------     --------     --------
    Total Current Liabilities                  69.8         96.2        109.9        118.3        128.5
                                           --------     --------     --------     --------     --------
Long-Term Liabilities:
  Credit Facility                              59.7         36.3         21.6          8.5           --
  Other long term debt                         12.5         10.5          8.5          6.5          4.5
                                           --------     --------     --------     --------     --------
    Total Liabilities                         142.0        143.0        140.0        133.3        133.0
                                           --------     --------     --------     --------     --------
Commitments and contingencies                    --           --           --           --           --
Stockholders' Equity                          226.5        251.9        281.1        315.3        353.3
                                           --------     --------     --------     --------     --------
  Total Liabilities and
  Stockholders' Equity                     $  368.5     $  394.4     $  421.1     $  448.6     $  486.3
                                           ========     ========     ========     ========     ========


                  6.       Statement of Post-Effective Date Operations.

         A summary of the forecasted results of operations for the five years following the Effective Date is presented below (in millions, except for Basic Earnings per Common Share).


                                                            For the years ending December 31,
                                           --------------------------------------------------------------
                                             2003         2004         2005         2006         2007
                                             ----         ----         ----         ----         ----

Net Sales                                  $ 1043.2     $ 1093.4     $ 1140.7     $ 1190.4     $ 1242.4
Cost of Sales                                 804.6        840.9        876.7        914.1        954.3
                                           --------     --------     --------     --------     --------
    Gross Margin                              238.6        252.5        264.0        276.3        288.1
Operating & delivery                          114.7        118.7        123.0        126.8        131.2
Selling, general & administrative              83.0         84.6         85.9         86.2         87.4
Depreciation & amortization                     1.0          1.9          2.8          3.7          4.6
                                           --------     --------     --------     --------     --------
    Operating income                           39.9         47.3         52.3         59.6         64.9
Interest expense                                6.5          5.0          3.6          2.7          1.6
                                           --------     --------     --------     --------     --------
   Income (loss) before taxes                  33.4         42.3         48.7         56.9         63.3
Provision for income taxes                     13.4         16.9         19.5         22.7         25.3
                                           --------     --------     --------     --------     --------
    Net Income (loss)                      $   20.0     $   25.4     $   29.2     $   34.2     $   38.0
                                           ========     ========     ========     ========     ========

Basic Earnings per Common Share(1)         $   0.99     $   1.26     $   1.45     $   1.69     $   1.89

Capital Expenditures (including
internal capitalized costs)                $   11.9     $   10.1     $   11.0     $   12.2     $   13.0


(1) Based upon 20,149,510 shares of New Common Stock issued and outstanding after the Effective Date.

                  7.       Post-Effective Date Cash Flow Statement.

         The following sets forth the Parent Company's projected sources and uses of cash for the five years following the Effective Date, based on the results of operations presented above (in thousands):


                                                                                 For the years ending December 31,
                                                                       -----------------------------------------------------
                                                                        2003        2004        2005       2006        2007
                                                                        ----        ----        ----       ----        ----

BEGINNING CASH                                                         $  5.0      $  5.0      $  5.0     $  5.0      $  5.0

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net Income (loss)                                                     20.0        25.4        29.2       34.2        38.0
   Adjustments to reconcile net income (loss) to net cash
       Provided by (used in) operating activities -
          Depreciation and amortization                                   1.0         1.9         2.8        3.7         4.6
          Changes in operating assets and liabilities, net of
          Acquisitions and non-cash transactions
               Accounts Receivable                                       (9.4)      (15.0)      (14.7)     (15.6)      (16.2)
               Inventories                                               (3.5)       (3.2)       (3.3)      (3.5)       (4.3)
               Accounts Payable                                          24.1        26.4        13.8        8.4        10.2
               Prepaid expense and other                                 10.0          --          --         --          --
                                                                       ------      ------      ------     ------      ------
                   Net cash provided by (used in) operating
                   Activities                                            42.2        35.5        27.8       27.2        32.3
                                                                       ------      ------      ------     ------      ------
CASH FLOWS FROM INVESTING ACTIVITIES:
               Purchase of property and equipment                       (11.9)      (10.1)      (11.0)     (12.2)      (13.0)
                                                                       ------      ------      ------     ------      ------
                  Net cash provided by (used in) investing
                  Activities                                            (11.9)      (10.1)      (11.0)     (12.2)      (13.0)
                                                                       ------      ------      ------     ------      ------
CASH FLOWS FROM FINANCING ACTIVITIES:
               Net borrowings (repayments) on revolving
               Credit facilities                                        (28.3)      (23.4)      (14.8)     (13.0)       (8.5)
               Net borrowings (repayments) on long-term
               Debt                                                      (2.0)       (2.0)       (2.0)      (2.0)       (2.0)
                                                                       ------      ------      ------     ------      ------
                   Net cash provided by (used in) financing
                   Activities                                           (30.3)      (25.4)      (16.8)     (15.0)      (10.5)
                                                                       ------      ------      ------     ------      ------

                   NET INCREASE (DECREASE) IN CASH                         --          --          --         --         8.8
                                                                       ------      ------      ------     ------      ------

ENDING CASH                                                            $  5.0      $  5.0      $  5.0     $  5.0      $ 13.8
                                                                       ======      ======      ======     ======      ======

                  8.       Material Assumptions and Other Information.

                           a.       Projected Financing Transactions.

         The Projections anticipate that the following financing transactions will be consummated on the Effective Date of the Plan:

                                    (i)     Debtors will enter into the Credit
Facility for the outstanding balance under the Debtor-In-Possession Loan Agreement secured by accounts receivable and inventory.

                                    (ii)    Payment in full in Cash of all
amounts currently outstanding under the Debtor-in-Possession Loan Agreement, including accrued interest.

                                    (iii)   Payment in Cash of all Priority
Claims in the amount of $9.4 million.

                                    (iv)    The estimated Convenience Claims of
$1.5 million of General Unsecured Claims will be satisfied with a cash payment of $750,000.

                                    (v)     Debtors' remaining $378.5 million in
General Unsecured Claims will be converted into equity in the Reorganized Parent Company in the form of approximately 20.0 million shares of New Common Stock.

                                    (vi)    Cash on hand of $2.0 million is used
to pay down the Credit Facility.

                           b.       Sufficient Funds to Consummate the Plan.

         Debtors will have sufficient Cash on the Effective Date to consummate the Plan. See the balance sheet above for an illustration of the sufficiency of funds under the Plan and the notes attached thereto.

                           c.       Projected Operating Results.

         The Projections were not prepared with a view toward compliance with public disclosure guidelines of the SEC or the American Institute of Certified Public Accountants ("AICPA") regarding prospective reporting. The Parent Company believes, however, that the Projections are presented on a basis consistent with GAAP as applied to the Parent Company's historical financial statements, including adjustments as required and an approximation of the impact of Statement of Financial Accounting Standards ("FAS") 109, "Accounting for Income Taxes." The Projections make numerous assumptions with respect to industry conditions, general business and economic conditions, taxes, and other matters, many of which are beyond the Parent Company's control. Many of the assumptions used in the Projections are not derived from historical results and are subject to significant economic and competitive uncertainties. The Parent Company believes that all such assumptions are reasonable; however, the Projections and assumptions are not necessarily indicative of current values or future performance, which may be significantly less favorable or more favorable than as set forth below. Although the Projections represent the Parent Company's best estimate of its future financial position, results of operations and cash flows for which the Parent Company believes it had a reasonable basis as of the time of the preparation of the Projections, after giving effect to the Plan, it is only an estimate and actual results may vary considerably from the Projections. HOLDERS OF CLAIMS AND INTERESTS ARE THEREFORE CAUTIONED TO CONSIDER THESE FACTORS IN DECIDING HOW TO VOTE ON THE PLAN.

         The Parent Company does not generally publish or make external projections or forecasts of its anticipated financial position, results of operations or cash flow. Accordingly, the Parent Company does not anticipate that it will, and disclaims any obligations to, furnish updated Projections to Holders of Claims or Interests before the Effective Date, or to include such information in documents required to be filed with the SEC, or otherwise make such information public in the future (other than as required under applicable securities laws). The Projections should not be relied on for any purpose other than in considering whether to accept or reject the Plan. The Projections should also be read together with information contained in the Quarterly Report and the consolidated financial statements of the Parent Company, and the related notes, as included in the Annual Report.

         The consummation of the Plan is the primary objective of Debtors. The Plan sets forth the means for satisfying Claims, including liabilities subject to compromise, and Interests in the Reorganized Parent Company.

         In the ordinary course of business, the Parent Company makes capital expenditures for its operations. Historically, the Parent Company has financed its capital expenditures, debt service and working capital requirements with cash flow from operations, public offerings of equity, public offerings of debt, asset sales, a senior credit facility and other financing. Cash flow from operations is highly sensitive to the prices the Parent Company receives in its operations. An extended decline in these prices could result in less than anticipated cash flow from operations and reductions in planned capital spending, in the current fiscal year and in later years, that could have an effect on the Parent Company.

                           d.       Principles of Consolidation.

         The accompanying consolidated financial statements include the accounts of the Parent Company, and its subsidiaries after elimination of all intercompany transactions and balances.

                           e.       Accounting Estimates.

         The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses and disclosure of contingent assets and liabilities. Actual results could differ from those estimates.

                           f.       Deferred Financing Costs.

         Deferred financing costs are amortized over the terms of the related debt. Unamortized deferred financing costs were $0.1 million and $1.8 million as of December 31, 2001 and June 30, 2002, respectively. The Plan contemplates that the current credit facility under the Debtor-in-Possession Loan Agreement will be paid and replaced by the Credit Facility and that the Notes, together with all other General Unsecured Claims, will be converted to New Common Stock. Consequently, the pro forma financial projections provided herein contemplate the write-off of these unamortized deferred financing costs.

                           g.       Operating Forecast.

         The significant operating assumptions used in forecasting the operating results included in the Projections for the periods presented are as follows:

                                    (i)     As to estimated operating results
for the five years following the Effective Date, the forecast contemplates confirmation of the Plan effective as of October 31, 2002, and the effects of that confirmation have been reflected in the projected balance sheet and in the results of operations for all subsequent periods.

                                    (ii)    Interest expense for the periods
presented is calculated based on the assumptions that the financing transactions described in this Disclosure Statement are consummated and that the Notes and other General Unsecured Claims are converted to New Common Stock as of the Effective Date. The assumed interest rate for the Credit Facility is 7.0%.

                                    (iii)   The Parent Company's business plan
includes capital expenditures of $11.9 million, $10.1 million, $11.0 million, $12.2 million and $13.0 million for the years 2003, 2004, 2005, 2006, and 2007, respectively.

                                    (iv)    Deferred financing costs will be
amortized over the life of the Credit Facility.

                                    (v)     Principal payments on the industrial
revenue bonds are projected to total $2.0 million per year.

                                    (vi)    A tax refund of $10 million, related
to losses incurred in 2002, is projected to be received in 2003. This refund is expected to be obtained from the carryback of 2002 net operating losses to prior years. Although the Debtors believe they will be successful in obtaining this net operating loss carryback refund, no opinion of counsel or court ruling has been requested on this issue. Due to the complexities and uncertainties of bankruptcy and federal and state income tax law relating to cancellation of indebtedness and net operating losses, no assurances can be given that the refund ultimately will be obtained or that it will be obtained in the time frame noted.

                           h.       Liquidity and Capital Resources.

         The Projections presented in this Disclosure Statement contemplate the consummation of the Credit Facility. Key assumptions regarding prospective liquidity, capital resources and capital reinvestment philosophy for the Reorganized Parent Company, as incorporated in the pro forma financial statements, are presented below.

         o Reorganized Parent Company is projected to emerge from Chapter 11 with approximately $392 million in working capital on October 31, 2002, with a $215 million borrowing base, leaving approximately $50 million of availability on the Effective Date.

         o Reorganized Parent Company will maintain a minimal cash balance in the future, with excess funds being used to reduce borrowings outstanding under the Credit Facility. When the Credit Facility matures, the Projections contemplate that the Reorganized Parent Company will pay in full the remaining amounts outstanding on that maturity date with a revised Credit Facility.

         o The Projections contemplate that the Reorganized Parent Company will operate, including projected capital expenditures, within its internally generated cash flow, plus periodic borrowing and repayments under the Credit Facility.

         o The Reorganized Parent Company's capital expenditures for all post-confirmation periods may ultimately vary significantly due to a variety of factors, including industry conditions and outlook and the availability of capital.

                  9.       Valuation of Reorganized Debtors for Plan Purposes.

         "Fresh Start Accounting" equity value was determined with the assistance of independent advisors. The methodology employed involved estimation of enterprise value taking into account a discounted cash flow analysis and an analysis of comparable, publicly traded companies. The discounted cash flow analysis was based on five-year cash flow projections prepared by Debtors.

         The reorganization value of Reorganized Debtors was prepared by Debtors, with the assistance of their financial advisors, PricewaterhouseCoopers LLP ("PWC/FTI"), to estimate the post-confirmation going concern enterprise value for Reorganized Debtors.

         THE ESTIMATES OF ENTERPRISE VALUE SET FORTH IN THIS DISCLOSURE STATEMENT REPRESENT HYPOTHETICAL REORGANIZATION ENTERPRISE VALUES THAT WERE DEVELOPED SOLELY FOR THE PURPOSE OF THE PLAN. THE ESTIMATES REFLECT COMPUTATIONS OF THE ESTIMATED ENTERPRISE VALUE OF REORGANIZED DEBTORS THROUGH THE APPLICATION OF VARIOUS GENERALLY ACCEPTED VALUATION TECHNIQUES AND DO NOT REFLECT OR CONSTITUTE APPRAISALS OF THE ASSETS OF DEBTORS OR THE ACTUAL MARKET VALUE OF DEBTORS. BECAUSE THE ESTIMATES ARE INHERENTLY UNCERTAIN, NEITHER DEBTORS, NOR PWC/FTI, NOR CIBC ASSUMES RESPONSIBILITY FOR THEIR ACCURACY. IN ADDITION, PWC/FTI DID NOT INDEPENDENTLY VERIFY DEBTORS' PROJECTIONS IN CONNECTION WITH THE VALUATION.

         In preparing its valuation, Debtors, with PWC/FTI's assistance, performed a variety of analyses, and considered a variety of factors. The material analyses and factors are described below. The following summary of the analyses and factors considered does not purport to be a complete description of the analyses and factors considered.

         In arriving at their conclusions, Debtors placed various weights on each of the analyses or factors they considered, and made judgments as to the significance and relevance of each analysis and factor. Debtors did not consider any one analysis or factor to the exclusion of any other analysis or factor. Accordingly, Debtors believe that their valuations must be considered as a whole and that selecting portions of their analyses, without considering all the analyses, could create a misleading or incomplete view of the processes underlying the preparation of their findings and conclusions. In their analyses, Debtors and PWC/FTI necessarily made numerous assumptions with respect to Debtors, industry performance, general business, regulatory, economic, market, and financial conditions and other matters, many of which are beyond Debtors' control. In addition, analyses relating to the value of businesses or securities do not purport to be appraisals or to reflect the prices at which the businesses or securities will actually trade.

         Debtors have employed a variety of generally accepted valuation techniques in estimating Debtors' enterprise value. The total enterprise value consists of both the debt and equity of Debtors. The two primary methodologies used in calculating the enterprise value are: (a) comparable public company analysis ("Comparables"); and (b) a discounted cash flow analysis ("DCF").

                           a.       Comparable Public Company Analysis.

         In a Comparables analysis, a company is valued by comparing it with publicly held companies in reasonably similar lines of business. The subject company, together with the comparable companies, may be viewed as alternative investments available to the prudent investor. The price that a prudent investor is willing to pay for each company's publicly traded securities reflects an implied market value of the total company (the enterprise value).

         After analyzing Debtors, a universe of comparable companies was compiled from various sources including conversations with management. The range of ratios derived were then applied to Debtors' projected financial results to derive a range of implied values.

         The analytical work performed included, among other things, a detailed multi-year financial comparison of each company's income statement, balance sheet, and cash flow. Each company's performance, profitability, leverage, and business trends were also examined. Based on certain analyses, a number of financial multiples and ratios were developed to measure each company's valuation and relative performance.

                           b.       Discounted Cash Flow Analysis.

         DCF is another method of valuing a company. The DCF value represents the present value of unlevered, after-tax cash flows to all providers of capital using a discount rate. The DCF valuation method allows an expected operating strategy to be incorporated into a financial projection model. In essence, the DCF method entails estimating the free cash flow available to debt and equity investors (I.E., the annual cash flows generated by the business) and a terminal value of the business at the end of a time horizon and discounts these flows back to the present using a discount rate to arrive at the present value of these flows. The terminal value is determined by assuming the sale of the business at the end of the time horizon.

         Based on Debtors' analyses, the estimated going concern post-confirmation enterprise value assumed for the purposes of the Plan by Debtors is $305 million. The interest-bearing debt, net of the realizable value of excess assets is approximately $104 million. Based on the reorganization value net of the realizable value of excess assets, Debtors estimate that the residual value for the equity of Reorganized Debtors will be approximately $201 million. The Creditors' Committee's financial advisor has reviewed PWC/FTI's valuation analyses and based upon the assumptions contained therein believes the analyses to be in the range of reasonableness.

         The five-year cash flow projections were based on estimates and assumptions about circumstances and events that have not yet taken place. The estimates and assumptions are inherently subject to significant economic and competitive uncertainties and contingencies beyond the control of Debtors, including, but not limited to, those with respect to future courses of Reorganized Debtors' business activity. Accordingly, there will usually be differences between projections and actual results because events and circumstances frequently do not occur as expected, and those differences may be material.

         THE VALUATIONS SET FORTH IN THIS DISCLOSURE STATEMENT REPRESENT ESTIMATED REORGANIZATION VALUES AND DO NOT NECESSARILY REFLECT VALUES THAT COULD BE ATTAINABLE IN PUBLIC OR PRIVATE MARKETS. THE EQUITY VALUE ASCRIBED IN THE ANALYSIS DOES NOT PURPORT TO BE AN ESTIMATE OF THE POST-REORGANIZATION MARKET VALUE. THE TRADING VALUE MAY BE MATERIALLY DIFFERENT FROM THE REORGANIZATION EQUITY VALUE ASSOCIATED WITH THE VALUATION ANALYSIS.


         B. ALTERNATIVES TO CONFIRMATION AND CONSUMMATION OF THE PLAN (BANKRUPTCY CODE SECTION 1129(a)(7)).

         Debtors believe that the Plan affords Holders of Claims and Interests the potential for the greatest realization on Debtors' assets and, therefore, is in the best interests of those Holders. If the Plan is not confirmed, however, the theoretical alternatives include: (a) continuation of the pending Chapter 11 Cases; (b) alternative plans of reorganization; or (c) liquidation of Debtors under Chapter 7 of the Bankruptcy Code.

                  1.       Continuation of the Cases and Alternative Plans.

         If Debtors remain in Chapter 11, Debtors could continue to operate their businesses and manage their properties as debtors-in-possession, but Debtors would remain subject to the restrictions imposed by the Bankruptcy Code and to the difficulty associated with operating in bankruptcy proceedings. However, Debtors' exclusivity expired on August 31, 2002, and Debtors do not expect to be able to obtain a further extension of exclusivity without reaching a consensual plan of reorganization with the Creditors' Committee.

         If the Plan is not confirmed and exclusivity is not extended, then any party in interest could propose a competing plan that it believes would best meet its own agenda. Those plans might involve either a reorganization of Debtors' businesses, an orderly liquidation of their assets, or a combination of both.

         Debtors have considered a wide range of alternative plans. Debtors believe, however, that the current Plan, based on sales already proposed of certain of their assets and continued going concern operation of their remaining assets, provides the Holders of Claims and Interests with maximum value and the best possible recovery.

                  2. Liquidation as an Alternative to Confirmation and Consummation of Plan.

         If no plan can be confirmed, Debtors' Chapter 11 Cases may be converted to cases under Chapter 7 of the Bankruptcy Code. In a Chapter 7 proceeding, a trustee would be appointed (or elected) to liquidate the assets of each Debtor. The proceeds of the liquidation would be distributed to the Holders of Claims against Debtors in accordance with the priorities established by the Bankruptcy Code.

         Under Chapter 7, a secured creditor whose claim is fully secured would be entitled to full payment, including interest, from the proceeds of the sale of its collateral. Unless its claim is nonrecourse, a secured creditor whose collateral is insufficient to pay its claim in full would be entitled to assert an unsecured claim for the deficiency. Claims entitled to priority under the Bankruptcy Code would be paid in full before any distribution to general unsecured creditors. Funds, if any remain, after payment of secured claims and priority claims would be distributed pro rata to general unsecured creditors. If subordination agreements were to be enforced, senior unsecured claims would be paid in full before any distribution to subordinated creditors.

         Debtors believe that liquidation under Chapter 7 would result in substantial diminution of the value of their Estate because of additional administrative expenses involved in the appointment of trustees and attorneys, accountants and other professionals to assist the trustees; additional expenses and claims, some of which would be entitled to priority, that would arise by reason of the liquidation and from the rejection of Contracts in connection with a cessation of Debtors' operations; and failure to realize the greater going concern value of Debtors' assets. In particular, in a Chapter 7 scenario, it is likely, and presumed for purposes of this analysis, that Debtors' operations would be ceased and a trustee would proceed with an orderly liquidation of each Debtors' assets.

         In the context of a Chapter 7 liquidation, the liquidation of Debtors' assets would yield far less than the going concern value of Debtors' assets. In preparing the liquidation analysis, Debtors have assumed that all the assets other than real estate assets will be liquidated in 90 days, and that real estate assets will be liquidated in an average period of 18 months. Debtors believe that the liquidation of their assets, essentially all of which are subject to a first lien and security interest held by the Debtor-in-Possession Lenders, would yield estimated proceeds of approximately $89 million to the Class 4 and Class 5 unsecured creditors or a 22% recovery. Set forth below is an analysis of Debtors' liquidation value and its application under a Chapter 7 proceeding. Since the projected recovery to the Class 4 unsecured class in the reorganization plan is $199.1 million or a 52.6% recovery, Debtors believe that the Holders of Claims and Interests will receive more under the Plan than they would under a Chapter 7 liquidation.

                                METALS USA, INC.
                        CHAPTER 7 - LIQUIDATION ANALYSIS
                              DOLLARS IN THOUSANDS

                                                    PROJECTED BOOK VALUE AS      ESTIMATED     LIQUIDATION
                                                      OF OCTOBER 31, 2002        RECOVERY         VALUE           NOTES
                                                      -------------------        --------         -----           -----
CURRENT ASSETS
     Cash and Cash equivalents                                    $   19.1        100%           $   19.1
     Accounts Receivable                                             166.2         68%              113.7          (1)
         Allowance for doubtful accounts                              (7.9)          0%                 --         (1)
     Inventories                                                     217.7         55%              119.6          (2)
     Other Current Assets                                              9.5         89%                8.5          (3)
                                                                  --------                       --------
         Total Current Assets                                        404.6                          260.9
                                                                  --------                       --------

LONG TERM ASSETS
     Property Plant and Equipment, net                               116.4         51%               58.8          (4)
     Other Assets                                                      6.0          5%                0.3          (5)
                                                                  --------                       --------
         Total Long Term Assets                                      122.4                           59.1
                                                                  --------                       --------

TOTAL ASSETS                                                      $  527.0                       $  320.0
                                                                  ========                       ========


LIABILITIES
     Operational and Administrative
         Expenses                                                                                $  (13.5)         (6)
     Chapter 7 Trustee Fees                                                                         (10.0)         (7)
     Trustee Professional Fees                                                                       (2.0)         (8)
                                                                                                 --------
                                                                                                    (25.5)
                                                                                                 --------

NET PROCEEDS AVAILABLE FOR CLAIMS                                                                $  294.5
                                                                                                 ========

CLAIMS DISBURSEMENTS
     Accrued Chapter 11 Liabilities                               $   34.7        100%           $   34.7
     Chapter 11 Accounts Payable                                      11.5        100%               11.5
     Key Employee Retention Plan                                       4.6        100%                4.6
     Administrative Claims                                             3.7        100%                3.7
     Priority Claims                                                   0.7        100%                0.7
     Secured Revolver Claims                                         134.1        100%              134.1          (9)
     Other Secured Claims                                             16.5        100%               16.5         (10)
     Unsecured Claims                                                400.0         22%               88.7         (11)
                                                                  --------                       --------
TOTAL CLAIMS DISBURSEMENTS                                        $  571.1                       $  294.5
                                                                  ========                       ========

NOTES:

(1) Accounts Receivable consists primarily of third party receivables. The recovery of third party receivables is based on management's estimate of collections net of expenses for collection personnel, collection agency expenses, litigation expenses, and setoffs.


(2) Inventory has been discounted to account for expenses incurred to liquidate the inventory such as auctioneers and advertising, in addition to reductions to the book values for items such as slow moving, drops, damaged products, etc.


(3) Approximately $1.0 million of the other current assets balance is in relation to a balloon payment for certain real estate that will be collected at the end of November 2002. Approximately $7.0 million of the balance is a deferred tax asset that is assumed to be fully recoverable.

(4) The recovery for property, plant and equipment is net of third party expenses for auctioneers, real estate brokers and other required services. Real property is estimated to sell after an average time of 18 months. Therefore, real estate recoveries are discounted for a period of 18 months at 11% per annum.


(5) Other assets consist primarily of deferred costs (I.E., deferred financing costs).


(6) Operational expenses include skeleton crews in each location to prepare for and support an auction of the equipment and inventory.


(7) In accordance with section 326 of the Bankruptcy Code, the statutory maximum fee allowed to a trustee in a Chapter 7 liquidation is 3% of monies disbursed. For the purposes of the analysis, the trustee fee is based on 3% of the estimated net liquidation proceeds after operational, administrative and corporate expenses.


(8) Professional fees of $2.0 million are for the legal advisors to the Chapter 7 trustee.


(9) The projected Debtor-in-Possession Claim is assumed to be paid in full upon liquidation.


(10) Other Secured Claims and Impaired Other Secured Claims (Class 2 and 3) are composed of the projected balance of the industrial revenue bonds secured by real estate.


(11) It is assumed that the allocation of net liquidation proceeds would be made in accordance with the priorities set forth in the Bankruptcy Code. The estimated allowable claims are based on projected liabilities as of October 31, 2002. The General Unsecured Claims include estimates for additional claims that would arise upon conversion to a Chapter 7 liquidation, such as claims of landlords related to the rejection of leases.

         C.     OTHER SECTION 1129(a) REQUIREMENTS FOR CONFIRMATION OF THE PLAN.

         At the Confirmation Hearing, the Bankruptcy Court will determine whether the Bankruptcy Code's requirements for confirmation of the Plan have been satisfied by Debtors. If the requirements are satisfied, the Bankruptcy Court will enter an order confirming the Plan as set forth in Section 1129(a) of the Bankruptcy Code, including that:

         o The plan complies with the applicable provisions of the Bankruptcy Code;

         o The debtor has complied with the applicable provisions of the Bankruptcy Code;

         o The plan has been proposed in good faith and not by any means forbidden by law;

         o Any payment made or to be made by the debtor, or by a person issuing securities or acquiring property under the plan, for services or for costs and expenses in, or in connection with the case, or in connection with the plan and incident to the case, has been approved by, or is subject to the approval of, the court as reasonable;

         o The debtor will have disclosed the identity and affiliations of any individual proposed to serve, after confirmation of the plan, as a director, officer, or voting trustee of the debtor, an affiliate of the debtor participating in a joint plan with the debtor, or a successor to the debtor under the plan; the appointment to, or continuance in, the office of that individual, is consistent with the interest of creditors and equity security holders and with public policy; and the proponent of the plan has disclosed the identity of and the nature of any compensation for any insider that will be employed or retained by the reorganized debtor;

         o Any governmental regulatory commission with jurisdiction, after confirmation of the plan, over the rates of the debtor has approved any rate change provided for in the plan, or the rate change is expressly conditioned on that approval; and

         o        With respect to each impaired class of claims or interests:

                  oo Each holder of a claim or interest of the class has accepted the plan; or will receive or retain under the plan on account of the claim or interest property of a value, as of the effective date of the plan, that is not less than the amount that the holder would so receive or retain if the debtor were liquidated under Chapter 7 of the Bankruptcy Code on the effective date of the plan; OR oo If Section 1111(b)(2) of the Bankruptcy Code applies, the holder of a claim in an impaired class will receive or retain under the plan, on account of the claim, property of a value, as of the effective date of the plan, that is not less than the value of the holder's interest in the estate's interest in the property that secures those claims; and

         o        With respect to each class of claims or interests:

                  oo      The class has accepted the plan; or

                  oo      The class is not impaired under the plan; and

         o Except to the extent that the holder of a particular claim has agreed to a different treatment of the claim, the plan provides that:

                  oo With respect to a claim of a kind specified in Section 507(a)(1) or 507(a)(2) of the Bankruptcy Code, on the effective date of the plan, the holder of the claim will receive on account of the claim cash equal to the allowed amount of the claim; and

                  oo With respect to a class of claims of a kind specified in Section 507(a)(3), 507(a)(4), 507(a)(5), 507(a)(6)
                          or 507(a)(7) of the Bankruptcy Code, each holder of a claim of the class will receive (a) if the class has accepted the plan, deferred cash payments of a value, as of the effective date of the plan, equal to the allowed amount of the claim; or (b) if the class has not accepted the plan, cash on the effective date of the plan equal to the allowed amount of the claim; and

                  oo With respect to a claim of a kind specified in Section 507(a)(8) of the Bankruptcy Code, the holder of a claim will receive on account of the claim deferred cash payments, over a period not exceeding six years after the date of assessment of the claim, of a value, as of the effective date of the plan, equal to the allowed amount of the claim.

         o If a class of claims is impaired under the plan, at least one class of claims that is impaired has accepted the plan, determined without including any acceptance of the plan by any insider.

         o Confirmation of the plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of debtors or any successor to debtors under the plan, unless the liquidation or reorganization is proposed in the plan.

         Debtors believe that the Plan satisfies all of the statutory requirements of Chapter 11 of the Bankruptcy Code, that Debtors have complied or will have complied with all of the requirements of Chapter 11, and that the proposal of the Plan is made in good faith.

         Debtors believe that the holders of all claims and equity interests impaired under the Plan will receive payments or distributions under the Plan having a present value as of the Effective Date in amounts not less than the amounts that they would receive if Debtors were liquidated in a case under Chapter 7 of the Bankruptcy Code. At the Confirmation Hearing, the Bankruptcy Court will determine whether holders of claims and equity interests would receive greater distributions under the Plan than they would receive in a liquidation under Chapter 7.

         Debtors also believe that confirmation of the Plan is not likely to be followed by the liquidation or the need for further financial reorganization of Debtors or any successor to Debtors under the Plan. According to Debtors' business projections, Debtors will have sufficient earnings and cash flow from continuing operations with which to perform their obligations under the Plan, as well as to meet the ongoing financial needs of their businesses. These projections assume that Debtors will obtain and close a Credit Facility on the Effective Date.

         D.       THE FAIR AND EQUITABLE STANDARD AND CRAMDOWN (BANKRUPTCY CODE
SECTION 1129(b)).

         If any impaired class of Claims or Interests does not accept the Plan, the Bankruptcy Court may still confirm the Plan at the request of Debtors if, as to each impaired class that has not accepted the Plan, the Plan "does not discriminate unfairly" and is "fair and equitable." SEE 11 U.S.C. SECTIONS 1129(b). A plan of reorganization does not discriminate unfairly, within the meaning of the Bankruptcy Code, if each class that does not accept the Plan, does not receive less than is being received by a class of equal or lesser rank.

         "Fair and equitable" has different meanings with respect to the treatment of secured and unsecured claims. As set forth in section 1129(b)(2) of the Bankruptcy Code, those meanings are as follows:

                  1. WITH RESPECT TO SECURED CLAIMS, "FAIR AND EQUITABLE" MEANS EITHER:

                   o (a) The plan provides that the holders of secured claims retain the liens securing the claims, whether the property subject to the liens is retained by the debtor or transferred to another entity, to the extent of the allowed amount of the claims; AND (b) each holder of a claim of the class will receive on account of the claim deferred cash payments totaling at least the allowed amount of the claim, of a value, as of the effective date of the plan, of at least the value of the holder's interest in the estate's interest in the property; OR

                   o The plan provides for the sale, subject to section 363(k) of the Bankruptcy Code, of any property that is subject to the liens securing the claims, free and clear of those liens, with those liens to attach to the proceeds of the sale, and the treatment of the liens on proceeds under either
                              (a) the previous paragraph, I.E., retention of the liens on proceeds; or (b) the following paragraph, I.E., receipt of the liens "indubitable equivalent"; OR

                   o The plan provides for the realization by the holders of the "indubitable equivalent" of the claims.

                  2. WITH RESPECT TO UNSECURED CLAIMS, "FAIR AND EQUITABLE" MEANS EITHER:

                   o The plan provides that each holder of a claim of the class will receive or retain on account of the claim property of a value, as of the effective date of the plan, equal to the allowed amount of the claim; OR

                   o The holder of any claim or interest that is junior to the claims of the class will not receive or retain under the plan on account of the junior claim or interest any property.

                  3.       WITH RESPECT TO INTERESTS, "FAIR AND EQUITABLE" MEANS
EITHER:

                   o the plan provides that each holder of an interest of the class will receive or retain on account of the interest property of a value, as of the effective date of the plan, equal to the greatest of the allowed amount of any fixed liquidation preference to which the holder is entitled, any fixed redemption price to which the holder is entitled, or the value of the interest; OR

                   o the holder of any interest that is junior to the interests of the class will not receive or retain under the plan on account of the junior interest any property.

         If one or more classes of impaired Claims or Interests reject the Plan, the Bankruptcy Court will determine, at the confirmation hearing, whether the Plan is fair and equitable with respect to, and does not discriminate unfairly against, any rejecting impaired class of Claims or Interests.

         In Debtors' view, the Plan is confirmable under Section 1129(b) of the Bankruptcy Code, if necessary, because the Plan meets the requirements of "cram down."

                                      VII.

                      DESCRIPTION OF CERTAIN DOCUMENTS AND
                  SECURITIES TO BECOME EFFECTIVE UNDER THE PLAN

         A.       CREDIT FACILITY.

         Debtors have received three viable and competitive commitment letters for a revolving credit facility of up to $200 million from Bank of America, JP Morgan Chase and CIT, and may receive additional competitive commitment letters from additional banks. The revolving credit facility would be secured by all of Reorganized Debtors' accounts and inventory and possibly their machinery, equipment and real estate. Please refer to EXHIBIT A to this Disclosure Statement for a summary of the terms of the commitment letters.

         B.       NEW COMMON STOCK.

         The Holders of the Allowed General Unsecured Claims will receive 20 million shares of the New Common Stock on the Effective Date (subject to reserves for Disputed Claims), which is substantially all of the shares of New Common Stock to be issued and outstanding on the Effective Date. The New Common Stock issued to the Holders of General Unsecured Claims on the Effective Date is subject to dilution by any exercise of the Warrants and any additional issuance of shares of the New Common Stock after the Effective Date pursuant to the New Management Stock Incentive Plan or otherwise. Additionally, the Creditors' Committee's financial advisors, CIBC, will receive the CIBC Shares in accordance with the terms of their retention as financial advisors to the Holders of General Unsecured Claims.

         The New Common Stock will be transferable and will have full voting rights and be freely tradeable in ordinary trading transactions or, in the case of any Holder deemed to be an "underwriter" or

"affiliate" of the Reorganized Parent Company, have registration rights as set forth in the Registration Rights Agreement.

         Holders of shares of New Common Stock (a) are entitled to one vote per share in the election of directors and on all other matters submitted to a vote of stockholders; (b) have no redemption or conversion rights and no preemptive or other rights to subscribe for securities of the Reorganized Parent Company in the event of a liquidation, dissolution or winding up of the Reorganized Parent Company; (c) upon the Reorganized Parent Company's liquidation, dissolution or winding up, are entitled to share equally and ratably in all of the assets remaining, if any, after satisfaction of all debts and liabilities of the Reorganized Parent Company and the preferential rights of any series of preferred stock then outstanding; and (d) have an equal and ratable right to receive dividends, when, as and if declared by the board of directors out of funds legally available for distribution and only after payment of, or provision for, full dividends on all outstanding shares of any series of preferred stock and after the Reorganized Parent Company has made provision for any required sinking or purchase funds for series of preferred stock. The shares of New Common Stock issued pursuant to the Plan will be fully paid and non-assessable. As of Effective Date, there will be no preferred stock of the Reorganized Parent Company issued and outstanding.

         From and after the Effective Date, Reorganized Debtors reserve the right to reserve additional shares for issuance, to authorize the issuance of previously authorized but unissued shares, and to change the status of previously reserved shares of New Common Stock. The New Common Stock will have a par value of $0.01 per share. The New Common Stock will have rights with respect to dividends, liquidation, voting and other matters as will be set forth in the amended and restated certificate of incorporation of the Reorganized Parent Company described below and as provided under applicable law. On the Effective Date, the Existing Common Stock will cease to exist, and any stock Certificates representing shares of the Existing Common Stock will be canceled and of no effect. The Reorganized Parent Company will issue certificates representing the New Common Stock and take all other actions necessary to effect the issuance of the New Common Stock pursuant to the Plan.

         The Reorganized Parent Company will use its commercially reasonable efforts to list the New Common Stock on Nasdaq or on one or more other national securities exchanges on the Effective Date. However, there can be no assurance that the Reorganized Parent Company will determine that it is feasible, practicable or advisable to list the New Common Stock or that, if an application is made, that the New Common Stock would be approved for listing. The inability of the Reorganized Parent Company to secure the listing of the New Common Stock or the decision not to list the New Common Stock will affect the liquidity and marketability of the New Common Stock. Whether or not the New Common Stock is approved for listing on the Nasdaq or any other national securities exchange, the New Common Stock may trade in the over-the-counter market. Even if the New Common Stock is approved for listing on the Nasdaq or any other national securities exchange, there can be no assurance as to the price at which any shares of the New Common Stock may be traded when issued or that an established market for those securities will develop.

         C.       THE WARRANTS.

         Warrants to purchase an aggregate of 3.56 million shares of New Common Stock are being issued by the Reorganized Parent Company in accordance with the Plan pursuant to the Warrant Agreement to be entered into between the Reorganized Parent Company and the warrant agent named therein. The Warrants will be distributed six months after the Effective Date and will expire on the fifth anniversary of the Effective Date of the Plan. The Warrant Exercise Price is calculated by dividing the Final Allowed Claim Amount by the 20 million shares of Class 4 New Common Stock. Assuming that Allowed General Unsecured Claims are $378.5 million, the Warrant Exercise Price would be $18.93 per share.

         The number and type of securities issuable upon exercise of the Warrants and the exercise price payable upon exercise of the Warrants are subject to customary anti-dilution protection in the event of: (a) stock dividends, subdivisions, combinations, and reclassifications affecting the New Common Stock; (b) issuances of rights, options, or warrants to all holders of New Common Stock entitling them to subscribe for or purchase New Common Stock (or securities convertible into New Common Stock) at a price per share of New Common Stock (or having a conversion price per share of New Common Stock, if a security convertible into Common Stock) less than the fair market value per share of New Common Stock; and (c) distributions to all holders of New Common Stock of evidences of indebtedness or assets, including capital stock other than New Common Stock, or subscription rights, options, or warrants (other than cash dividends or cash distributions payable out of consolidation earnings or earned or capital surplus or dividends payable in New Common Stock).

         In addition to the foregoing provisions, if the Reorganized Parent Company at any time consolidates with or merges with or into another corporation or the property of the Reorganized Parent Company is sold substantially as an entirety, the Holder of any outstanding Warrant would be entitled to receive, upon the exercise of the Warrant in accordance with its terms, the securities, property, or cash to which the Holder of the number of shares of New Common Stock deliverable upon the exercise of the Warrant immediately before the transaction would have been entitled upon the transaction.

         D. RELATIONSHIP BETWEEN NEW COMMON STOCK ISSUED TO HOLDERS OF GENERAL UNSECURED CLAIMS AND NEW COMMON STOCK ISSUABLE UNDER THE WARRANTS.

                  1.       Introduction.

         Under the Plan, Holders of Allowed General Unsecured Claims will receive 20 million shares of New Common Stock on the Effective Date (subject to reserves for Disputed Claims), which is substantially all of the shares of the New Common Stock issued and outstanding on the Effective Date. In addition, the Reorganized Parent Company will issue an estimated 149,510 additional shares of New Common Stock to CIBC in accordance with the terms of their retention as financial advisors to the Holders of General Unsecured Claims.

         Under the Plan, Holders of Existing Common Stock will receive five-year Warrants to purchase from the Reorganized Parent Company shares of New Common Stock. The number of shares issuable under the Warrants will be equal to 15% of all of the shares of New Common Stock issued or issuable as of the Effective Date. Assuming the Allowed General Unsecured Claims are $378.5 million, the Warrant Exercise Price is estimated to be $18.93.

                  2.       Issuance of Shares to Unsecured Creditors.

         NUMBER OF SHARES TO BE ISSUED. Holders of Allowed General Unsecured Claims will receive 20 million shares of New Common Stock on the Effective Date (subject to reserves for Disputed Claims), which is substantially all of the shares of the New Common Stock issued and outstanding on the Effective Date--that is, as of the Effective Date, the Holders of Allowed General Unsecured Claims will be the only stockholders of the Reorganized Parent Company other than CIBC. The aggregate number of shares to be issued to the Holders of Allowed General Unsecured Claims was determined by the Parent Company and the Creditors' Committee.

         "VALUE-PER-SHARES". The assumed "value-per-share" of the 20,149,510 shares of New Common Stock is based on the enterprise value of Reorganized Debtors in Section VI.A.9 of this Disclosure Statement minus Reorganized Debtors' debt on the Effective Date and is $9.96 per share. THIS VALUE IS NOT THE SAME AS THE MARKET PRICES AT WHICH THOSE SHARES MAY BE TRADED FROM TIME TO TIME IN THE FUTURE, AND THIS METHODOLOGY TREATS THE WARRANTS AS HAVING NO VALUE AS OF THE EFFECTIVE DATE.

                  3.       Issuance of Warrants and Warrant Shares.

         NUMBER OF SHARES TO BE ISSUABLE. The number of shares to be issuable under the five-year Warrants will be equal to an aggregate of 15% of all of the shares issued or issuable on the Effective Date (that is, 15% of the sum of (a) the number of shares of Class 4 New Common Stock issued to the Holders of Allowed General Unsecured Claims on the Effective Date, (b) the number of CIBC Shares, and (c) the number of shares that would be issued if all of the Warrants were exercised). The intent is to give the holders of Existing Common Stock the opportunity to own (upon payment of an appropriate amount) 15% of the total number of shares that will be collectively issued to the Holders of Allowed General Unsecured Claims, CIBC and the holders of the Warrants after exercise.

         WARRANT EXERCISE PRICE. The Warrant Exercise Price is set at a level at which the value of the shares of New Common Stock to be issued to the Holders of Allowed General Unsecured Claims would equal the aggregate amount of the Allowed General Unsecured Claims. Since the holders of Warrants will have to pay their pro rata amount of Cash to become stockholders of the Reorganized Parent Company, the Warrant Exercise Price is calculated to provide full recovery for all General Unsecured Creditors. As a practical matter, a holder of a Warrant would not exercise a Warrant to purchase shares of the New Common Stock unless and until the MARKET price for those shares exceeds the Warrant Exercise Price. Thus, the Warrants would not be exercised until the aggregate MARKET value of the shares of New Common Stock issued to the Holders of Allowed General Unsecured Claims exceeds the value of the Allowed Claims exchanged by those Holders for the Class 4 New Common Stock.

         Depending on the Final Allowed Claim Amount, the Warrant Exercise Price will be calculated as Debtors' best estimate six months after the Effective Date of the total Allowed General Unsecured Claims divided by the 20 million shares of Class 4 New Common Stock. For example, assuming the Allowed General Unsecured Claims are $378.5 million, the Warrant Exercise Price is estimated to be $18.93.

                  4.       Possible Post-Plan Dilution.

         If, theoretically, all of the Warrants were to be exercised on the Effective Date, then the Holders of Allowed General Unsecured Claims, together with the CIBC Shares, would own 85% of the total outstanding shares of the New Common Stock and the holders of Warrants would own 15% of the total outstanding shares of the New Common Stock on the Effective Date. These percentages (85% and 15%) are calculated as of the Effective Date. The Reorganized Parent Company will have the flexibility to issue additional shares of the New Common Stock from time to time in the future, based on its business needs, which could dilute the holdings of the Holders of Allowed General Unsecured Claims, CIBC and the holders of the Warrants after exercise.

         The fact that the number of shares of New Common Stock issued to parties other than the Holders of Allowed General Unsecured Claims, together with the CIBC Shares, could theoretically reduce their ownership in the Reorganized Parent Company below the approximate 85% level does not mean that the value of their ownership in the Reorganized Parent Company should be negatively affected, because presumably the Reorganized Parent Company would only issue additional shares of the New Common Stock for value, either received (for example, in a public or private offering for cash or as currency for a strategic acquisition) or perceived (for example, the limited amount of compensation shares issued under an employee/director benefit plan approved by the Reorganized Parent Company's new management). In addition, the Holders of the Allowed General Unsecured Claims will control any decisions to issue additional stock in two ways: First, the Creditors' Committee will be the ones who will appoint members of the board of directors of the Reorganized Parent Company immediately after the Effective Date and, because of their controlling interest in the Reorganized Parent Company, the holders of New Common Stock will effectively control the election of directors at each subsequent annual meeting of the Reorganized Parent Company. Second, because the Holders of Allowed General Unsecured Claims will own a controlling interest in the Reorganized Parent Company, the Holders of Allowed General Unsecured Claims will effectively control the vote of stockholders on any major corporate actions (for example, mergers and amendments to the Reorganized Parent Company's certificate of incorporation).

         The Warrants will include appropriate standard anti-dilution provisions. These provisions will not necessarily be intended to assure holders of Warrants that Debtors will have the right to acquire up to approximately 15% of the total number of shares of the New Common Stock at ANY time; rather, these provisions are intended to maintain the basic value of the Warrants.

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         E.       AMENDED AND RESTATED CERTIFICATE OF INCORPORATION AND BYLAWS
OF REORGANIZED DEBTORS.

         The charter and bylaws of each Reorganized Debtor will be amended as necessary to satisfy the provisions of the Plan and Section 1123(a)(6) of the Bankruptcy Code. The forms of the amended and restated certificate of incorporation and the amended and restated bylaws of Reorganized Debtors will be filed with the Bankruptcy Court by October 8, 2002, after which time Debtors will provide copies of the forms of amended and restated certificate of incorporation and the amended and restated bylaws to any party in interest who requests them in writing. Written requests should be sent to the Parent Company at Three Riverway, Suite 600, Houston, Texas 77056, if by mail or courier service, or to (713) 965-0067, if by facsimile, in each case to the attention of John Hageman, Esq.

         The Plan provides for certain amendments to the Parent Company's existing certificate of incorporation. Those amendments will be effected by filing with the Secretary of State of the State of Delaware an amended and restated certificate of incorporation of the Reorganized Parent Company. Currently, the certificate of incorporation of the Parent Company provides for a staggered board of directors. Under the Plan, the certificate of incorporation of the Reorganized Parent Company will be amended to remove these provisions. In addition, in accordance with Section 1123(a)(6) of the Bankruptcy Code, the amended and restated certificate of incorporation of the Reorganized Parent Company, as well as the amended and restated charter documents of each of the other Reorganized Debtors, will prohibit the issuance by each Reorganized Debtor of any shares of non-voting equity securities. The shares of common stock resulting after the effectiveness of the amended and restated certificate of incorporation of the Reorganized Parent Company are referred to in this Disclosure Statement as the New Common Stock. The amended and restated certificate of incorporation of the Reorganized Parent Company and the amended and restated charters of each of the other Reorganized Debtors will become effective on the Effective Date.

         Under the amended and restated certificate of incorporation, preferred stock may be issued, from time to time, in one or more series, and the board of directors of the Reorganized Parent Company, without further approval of the stockholders, is authorized to fix the dividend rights and terms, redemption rights and terms, liquidation preferences, conversion rights, voting rights and sinking fund provisions applicable to each series of preferred stock. If the Reorganized Parent Company issues a series of preferred stock in the future that has voting rights or preferences over the New Common Stock with respect to the payment of dividends and on the Reorganized Parent Company's liquidation, dissolution or winding up, the rights of the holders of the New Common Stock may be adversely affected. The issuance of shares of preferred stock could be used, under certain circumstances, in an attempt to prevent an acquisition of the Reorganized Parent Company. The Parent Company has no present intention to issue any shares of preferred stock.

         The amended and restated certificate of incorporation of the Reorganized Parent Company will contain a provision that limits the liability of the Reorganized Parent Company's directors as permitted under Delaware law. The provision eliminates the liability of a director to the Reorganized Parent Company or its stockholders for monetary damages for negligent or grossly negligent acts or omissions in the director's capacity as a director. The provision does not affect the liability of a director (a) for breach of his duty of loyalty to the Reorganized Parent Company or to stockholders, (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (c) for acts or omissions for which the liability of a director is expressly provided by an applicable statute, or (d) in respect of any transaction from which a director received an improper personal benefit. Pursuant to the amended and restated certificate of incorporation, the liability of directors will be further limited or eliminated without action by stockholders if Delaware law is amended to further limit or eliminate the personal liability of directors.

         The bylaws of the Reorganized Parent Company will provide that all matters requiring board approval will require the approval of a majority of the board members present at a meeting at which a quorum is constituted or the unanimous written consent of the board members. The other Debtors do not currently expect to make any substantive changes to their bylaws as a result of the confirmation of the Plan.

         There may be additional changes made to the certificate of incorporation and the bylaws of the Reorganized Parent Company, as may be agreed to by Debtors and the Creditors' Committee before the deadline for filing these documents with the Bankruptcy Court.

         F.       NEW MANAGEMENT STOCK INCENTIVE PLAN.

         The New Management Stock Incentive Plan is authorized and approved in all respects and for all purposes pursuant to the Plan. The purpose of the New Management Stock Incentive Plan is to provide directors, officers, key employees, consultants and other service providers with additional incentives by increasing their ownership interests in the Company. Individual awards under the New Management Stock Incentive Plan may take the form of one or more of the following: (a) incentive stock options or non-qualified stock options; (b) stock appreciation rights; (c) restricted or deferred stock; (d) bonus stock; (e) dividend equivalents; and (f) other awards not otherwise provided for, the value of which is based in whole or in part on the value of the New Common Stock.

         The compensation committee of the board of directors of the Reorganized Parent Company will administer the New Management Stock Incentive Plan, and any action of the committee will be final, conclusive and binding on all persons, except to the extent the committee may modify its prior action. Among its administrative powers, the committee is authorized to select the individuals who will receive awards, determine the types of awards to be granted, and establish the terms and conditions of those awards (including, but not limited to, the exercise price, grant price or purchase price, and the schedule for the vesting or acceleration of an award).

         The exercise price of an option is determined by the committee, except that the exercise price may not be less than the per share fair market value of the New Common Stock on the date the option is granted. The exercise price of an incentive stock option that is granted to an employee owning New Common Stock possessing more than 10% of the total combined voting power of the Company may not be less than 110% of the per share fair market value of the New Common Stock on the date the option is granted. No option may be "repriced" at a lower exercise price and no modification of any outstanding option is permitted if the modification would constitute a "repricing."

         The maximum number of shares of New Common Stock that may be issued pursuant to awards or granted under the plan may not exceed 2,015,000 shares of New Common Stock. The plan will also limit the number of shares that may be subject to incentive stock option awards, the number of shares that may be awarded as restricted or deferred stock, and the number of shares that may be subject to awards granted to a participant during any calendar year. To the extent an award is only to be paid in Cash, or is paid in Cash, any shares of New Common Stock subject to the award will again be available for the grant of future awards. Shares of New Common Stock that are attributable to awards that have expired, terminated or been canceled or forfeited are available for issuance or use in connection with future awards.

         In the event of a participant's termination of employment or service with the Company for any reason other than cause, all vested options held by the participant may be exercised for up to three months following termination of employment or service, unless otherwise determined by the committee. If a participant's employment or service is terminated for cause, all options (whether or not vested) held by the participant will terminate as of the termination date. Unless otherwise determined by the committee, all restricted and deferred stock awards held by a participant must be forfeited on any termination of employment or service with the Company. However, the committee may provide that a participant will become vested, in whole or in part, in his or her shares of restricted and deferred stock upon a termination resulting from specified causes. Notwithstanding the above, unless the committee provides otherwise in a participant's award agreement, awards will become immediately vested upon a change in control (as defined in the New Management Stock Incentive Plan) of the Reorganized Parent Company.

                  Upon the occurrence of a corporate transaction or event that affects the Reorganized Parent Company's New Common Stock (including, without limitation, a reorganization, merger, or consolidation), if the committee determines that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of participants under the plan, the committee will, in any manner as it may deem equitable, adjust any or all of the following: (a) the number and kind of shares of New Common Stock with respect to which awards may be granted; (b) the number and kind of shares of New Common Stock subject to outstanding awards; (c) the number and kind of shares that may be issued in respect of other outstanding awards; and (d) the exercise price, grant price or purchase price with respect to any award. In addition, in the event of an unusual or nonrecurring event (including the events described immediately above) or in response to changes in applicable laws, regulations or accounting principles, the committee is authorized to adjust the terms, conditions and criteria of awards. However, the committee may not make adjustments that would cause the plan or an award to fail to comply with Section 422(b) or Section 162(m) of the Internal Revenue Code of 1986, as amended.

         Unless the committee specifically provides that an option (other than an incentive stock option) may be transferred to members of a participant's immediate family, to trusts solely for the benefit of a participant's family members, or to partnerships in which a participant's family members and/or trusts are the only partners, a participant may not transfer his or her option other than by will or by the laws of descent and distribution, or pursuant to a qualified domestic relations order. All other awards may not be transferred or otherwise disposed of until all restrictions have lapsed.

         The New Management Stock Incentive Plan may be amended by the board of directors of the Reorganized Parent Company without the consent of its stockholders, except that any amendment, although effective when made, will be subject to stockholder approval if required by any federal or state law or regulation or by the rules of any stock exchange or automated quotation system on which the New Common Stock may then be listed or quoted. The New Management Stock Incentive Plan will terminate on the day preceding the tenth anniversary of the date on which the Bankruptcy Court approves the Plan and no award may be granted after the date of its termination. However, the plan may be terminated by the board of directors on an earlier date provided that the termination does not adversely affect awards previously granted to participants (except with their consent) or deprive participants of New Common Stock that they may have acquired through the plan.

         G.       DIRECTORS AND OFFICERS AND INSURANCE.

         The Parent Company's current directors and officers are listed in the Proxy Statement attached hereto as APPENDIX D. In accordance with Section 1125(a) of the Bankruptcy Code, these will be the officers on the Effective Date and immediately after the Effective Date. The New Board of Directors for the Reorganized Parent Company was selected by the Creditors' Committee and will be formed as of the Effective Date. The New Board of Directors will initially consist of six members whose names are listed below with a seventh member, who must be a member of the Reorganized Debtors' management, to be selected by the New Board of Directors by no later than six months after the Effective Date. All decisions regarding the election of officers, the continued employment of senior management of the Reorganized Parent Company, selection of officers by the New Board of Directors, and new employment contracts for senior management of the Reorganized Parent Company will be left up to the newly appointed board of directors of the Reorganized Parent Company. In compliance with Section 1125(a)(5) of the Bankruptcy Code, if the identities of the current directors and officers of the Parent Company change, Debtors will supply the names of the directors and officers of the Reorganized Parent Company at the Confirmation Hearing. The identities of the six initial board members are as follows:

         WILLIAM R. BENNETT, 56, served as President, CEO and COO of Levinson Steel Company from 1991 until 1998. After the sale of Levinson Steel Company to the Parent Company, Mr. Bennett remained its president until 1999. From 1971 until 1987, Mr. Bennett served in various capacities at DuBose Steel, Inc., a private steel company, including serving as its CEO from 1983 to 1988.

         EUGENE I. DAVIS, 47, has served as the chairman and CEO of Pirinate Consulting Group, L.L.C. since 1999. Mr. Davis has also served as chairman and CEO of RBX Industries, Inc., a manufacturer and distributor of foam products, since September 2001, and served as its chief restructuring officer from January 2001 to September 2001. Mr. Davis has served on the CFN Liquidating Trust Committee for the former Contifinancial Corporation and its affiliates since April 2001. Mr. Davis also currently serves as a director for Anchor Glass Container Corporation, CD Warehouse, Inc., Elder-Beerman Stores, Inc., Eagle

Geophysical, Inc., Coho Energy, inc., Murdock Communications Corporation, Phonetel Technologies, Inc., PPM America Special Investment Funds, and Tipperary Corporation, and serves on the board of trustees of Green Brook Country Club.

         DANIEL W. DIENST, 37, serves as a Managing Director of the Corporate and Leveraged Finance Group of CIBC, a diversified global financial services firm, a position he has held since May 2000. From January 1999 through April 2000, Mr. Dienst held various positions within CIBC, including Executive Director of the High Yield/Financial Restructuring Group. From October 1995 to March 1998, Mr. Dienst served in various capacities with Jefferies & Company, Inc., most recently as its Vice President, Corporate Finance/Restructurings. Mr. Dienst has also served on the board of directors of Metal Management, Inc. since 2001.

         JOHN T. DILACQUA, JR., 50, has served as the president and CEO of Envirosource, Inc since 1999. From 1997 to 1998, Mr. DiLacqua served as president of the U.S. Ferrous Division of Philip Services. Mr. DiLacqua served as president of the Luria Brothers Division of Connell Limited Partnership, one of the largest companies in the ferrous scrap recycling industry, from 1994 to 1997, and served as vice president of finance and administration of Luria Brothers from 1990 to 1994.

         JACK G. LECKIE, 65, currently serves as a publicly-elected supervisor for the Dunes Community Development District and as a principal of Tourguidemike LLC. Mr. Leckie formerly served for 41 years with Alcoa, Inc., including the positions of president of Tifton Aluminum Company and Executive Vice President of Alcoa Extruded Construction Products.

         GERALD E. MORRIS, 70, currently serves as the president and CEO of Intalite International N.V., a diversified holding company with investments primarily in the metals fabrication industry. Mr. Morris also serves as a director and as chairman of the audit committee of Beacon Trust Company. Mr. Morris previously served as chairman of the board of directors of Allmet Building Products, which was ultimately sold to the Parent Company. Mr. Morris has previously served as a director of Rexel, Inc. and Tivoli Industries, Inc., and as trustee of the Blanchard Group of Funds.

         In compliance with Section 1125(a)(5) of the Bankruptcy Code, Debtors will supply the names of the officers and directors of Reorganized Debtors at the Confirmation Hearing. On the Effective Date, the Reorganized Parent Company will purchase (a) a new directors and officers insurance policy covering post-Effective Date directors and officers, (b) a six-year tail insurance policy on directors and officers consistent with the Plan, and take other actions concerning the purchase of insurance as the New Board of Directors believes is reasonable.

                                      VIII.

                 VOTING AND EXCHANGE PROCEDURES AND REQUIREMENTS

         A.       VOTING PROCEDURES AND REQUIREMENTS.

                  1.       General Procedures.

         Debtors are seeking the acceptance of the Plan by (a) Holders of Allowed Impaired Other Secured Claims, (b) Holders of Allowed General Unsecured Claims, (c) Holders of Allowed Convenience Claims, and (d) Holders of Allowed Equity Interests.

         This Disclosure Statement has been approved by order of the Bankruptcy Court, dated September 18, 2002 (the "Disclosure Statement Order"), as containing information of a kind and in sufficient detail to enable a hypothetical, reasonable Person, typical of a Holder of a Claim or Interest, to make an informed judgment whether to accept or reject the Plan. Approval of this Disclosure Statement by the Bankruptcy Court does not constitute a ruling as to the fairness or merits of the Plan.

         A ballot or Master ballot, as applicable, to be used to accept or reject the Plan has been enclosed with all copies of this Disclosure Statement mailed to Holders whose Claims and/or Interests are impaired by provisions of the Plan, as follows:

               CLASS                           COLOR OF BALLOT                  COLOR OF MASTER BALLOT
               -----                           ---------------                  ----------------------
Impaired Other Secured Claims                    Pale Yellow                             N/A

General Unsecured Claims                            Green                               Salmon

Convenience Claims                                   Pink                                N/A

Equity Interests                                   Sky Blue                            Lavender

Accordingly, this Disclosure Statement (and the appendices and exhibits to this Disclosure Statement), together with the accompanying ballot and Master ballot and the related materials delivered together with this Disclosure Statement, are being furnished to (a) Holders of Allowed Impaired Other Secured Claims, (b) Holders of Allowed General Unsecured Claims, (c) Holders of Allowed Convenience Claims, and (d) Holders of Allowed Equity Interests.

         FOR YOUR BALLOT OR MASTER BALLOT TO BE COUNTED, YOUR BALLOT OR MASTER BALLOT MUST BE COMPLETED AS SET FORTH BELOW AND RECEIVED BY THE VOTING DEADLINE (5:00 P.M., PACIFIC TIME, ON OCTOBER 16, 2002). BALLOTS AND MASTER BALLOTS SHOULD BE DELIVERED OR MAILED TO: DEBTORS, C/O POORMAN-DOUGLAS CORPORATION, AT THE ADDRESS SET FORTH ON THE BALLOT.

         Except to the extent permitted by the Bankruptcy Court pursuant to Rule 3018 of the Bankruptcy Rules, ballots or Master ballots that are received after the Voting Deadline will not be accepted or used by Debtors.

         Consistent with the provisions of Rule 3018 of the Bankruptcy Rules, the Bankruptcy Court has fixed the record date (the close of business, Central time, on , September 10, 2002) as the Voting Record Date. If the record holder of any Claim or Interest is not also the beneficial holder (the "Beneficial Holder") of that Claim or Interest, the vote to accept or reject the Plan must be cast by the Beneficial Holder of the Claim or Interest.

         Pursuant to the Order of the Bankruptcy Court dated September 18, 2002, the following voting procedures have been established. Under the order, the information pertaining to the number, amount and classification of a Claim or Interest that will be used to tabulate acceptances and rejections of the Plan will be exclusively as follows:

                           a.       Voting Procedures.

         With respect to a Claim or Interest identified in the Schedules as liquidated, non-contingent, and undisputed, and for which no proof of claim or proof of interest has been timely filed, the Claim or Interest amount for voting purposes will be the amount as identified in the Schedules (the "Scheduled Amount").

         With respect to a liquidated, non-contingent, undisputed Claim or Interest as to which a proof of claim or proof of interest has been timely filed and as to which an objection has not been filed, the amount and classification of the Claim or Interest will be that specified in the proof of claim or proof of interest, subject to any applicable limitations as set forth below.

         With respect to a proof of claim or proof of interest that, according to the records of Debtors' claims and noticing agent, Poorman-Douglas Corporation ("Poorman-Douglas"), was not timely filed (I.E., was filed after the deadline set by the Court for the filing of a proof of claim of that type) and that was not listed in Debtors' Schedules as liquidated, non-contingent, and undisputed, the Claim or Interest will be provisionally disallowed for voting purposes unless otherwise ordered by the Court.

         With respect to a Claim or Interest that is unliquidated, contingent and/or disputed in part, the Holder of the Claim or Interest will be entitled to vote that portion of the Claim or Interest that is liquidated, non-contingent and undisputed in the liquidated, non-contingent and undisputed amount, subject to any limitations set forth herein and unless otherwise ordered by the Court.

         A Holder will not be entitled to vote a Claim or Interest to the extent the Claim or Interest duplicates or has been superceded by another Claim or Interest of the Holder.

         A Claim or Interest, represented by a timely filed proof of claim or proof of interest, asserted against more than one Debtor will only be counted as a single claim or interest in the asserted amount (or some other amount as determined in accordance with these procedures) for voting purposes, and all other duplicative (as filed against multiple debtors) claims or interests will be provisionally disallowed for voting purposes only, unless otherwise ordered by the Court.

         With respect to a proof of claim or proof of interest that is the subject of an objection filed at least TEN days before the Voting Deadline, claimant will not be entitled to vote on the Plan unless the Court orders otherwise on motion filed by the claimant, so long as the Court determination occurs before the conclusion of the Confirmation Hearing.

         With respect to a Claim or Interest that has been estimated or otherwise allowed for voting purposes by order of the Court, the amount and classification of the Claim or Interest will be that set by the Court.

         With respect to a proof of claim that is the subject of an objection solely to the classification asserted in the proof of claim, the Claim will be allowed provisionally for voting purposes in the amount asserted in the Claim and in the classification to which the objection seeks to re-classify said Claim unless the Court orders otherwise on motion filed by the claimant.

         In the event of a controversy (a) as to whether any Claim or Interest or class of Claims or Interests is impaired under the Plan, (b) as to whether the Holder of any Claim or Interest is entitled to vote with respect to the Plan, or (c) regarding the Allowed amount of any Claim or Interest for voting purposes, then the controversy will be determined by the Bankruptcy Court at the Confirmation Hearing.

                           b.       Tabulation Procedures.

         For the purpose of voting on the Plan, Poorman-Douglas, as Balloting Agent, will be deemed to be in constructive receipt of any ballot or Master ballot timely delivered to any address that Poorman-Douglas (or its authorized agent) designates for the receipt of ballots or Master ballots.

         Any ballot or Master ballot received by Poorman-Douglas after the deadline for submission of ballots or Master ballots will not be counted, unless the Court orders the ballot or Master ballot to be counted.

         Whenever a Holder of a Claim submits more than one ballot voting the same Claim or Interest before the deadline for submission of ballots, the last ballot timely received will supersede and revoke any earlier received ballot. Whenever a broker, bank, or other nominee, or agent of a broker, bank, or other nominee (each of the foregoing, a "Nominee") or proxy holder of a Nominee or beneficial owner submits more than one Master ballot to transmit the votes of beneficial owners in respect to their Claims or Interests before the deadline for submission of Master ballots, the last Master ballot timely received will supersede and revoke and earlier received Master ballot.

         Creditors and Interest Holders must vote all of their Claims or Interests within a particular Plan class either to accept or reject the Plan and may not split their vote. Accordingly, a ballot that partially rejects and partially accepts the Plan will not be counted.

         Any ballots or Master ballots received that do not indicate either an acceptance or a rejection of the Plan or that indicate both an acceptance and rejection of the Plan will be deemed not to constitute a vote.

         If a ballot is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, these persons should indicate their capacity when signing and, unless otherwise determined by Debtors, must submit proper evidence satisfactory to Debtors to so act on behalf of the Beneficial Holder.

         Any ballot or Master ballot that is delivered by facsimile, email or any other electronic means or that does not contain an original signature will not be counted.

         All votes must be cast using the ballots or Master ballots distributed to the Holders of Claims or Interest. Votes cast in any manner other than by using these ballots will not be counted.

         Any Holder of a Claim or Interest in an impaired class who has delivered a valid ballot voting on the Plan may withdraw or change its vote solely in accordance with Bankruptcy Rule 3018(a).

         Subject to any contrary order of the Bankruptcy Court, Debtors reserve the absolute right to reject any and all ballots or Master ballots not proper in form, the acceptance of which would, in the opinion of Debtors or their counsel, not be in accordance with the provisions of the Bankruptcy Code. Subject to contrary order of the Bankruptcy Court, Debtors further reserve the right to waive any defects or irregularities or conditions of delivery as to any particular ballot or Master ballot unless otherwise directed by the Bankruptcy Court. Debtors' interpretation of the terms and conditions of the Plan (including the ballot, the Master ballot, and the voting instructions), unless otherwise directed by the Bankruptcy Court, will be final and binding on all parties. Neither Debtors nor any other person or entity will be under any duty to provide notification of defects or irregularities with respect to deliveries of ballots or Master ballots nor will any of them incur any liability for failure to provide this notification. Unless otherwise directed by the Bankruptcy Court, delivery of these ballots or Master ballots will not be deemed to have been made until the irregularities have been cured or waived. Ballots or Master ballots previously furnished (and as to which any irregularities have not theretofore been cured or waived) will not be counted.

         In accordance with Rule 3017(e) of the Bankruptcy Rules, Debtors have made provisions for the transmission of ballots to Beneficial Holders of the Notes and Equity Interests held through a brokerage firm, bank, trust company or other nominee. Special voting instructions for Beneficial Holders of the Notes and Equity Interests are set forth below.

         Poorman-Douglas, or its designated agent, will contact each custodian/registered holder (a "Custodian") to determine the number of sets of plan solicitation packages each Custodian requires (based on the number of Beneficial Holders each represents), and Poorman-Douglas will transmit to the Custodian the appropriate number of plan solicitation packages.

         Each Custodian will be responsible and authorized to transmit the Plan Solicitation Package to the Beneficial Holders that each represents.

         In order for a Beneficial Holder's ballot to count, the ballot must be completed in accordance with the procedures set forth herein, and returned so as to be received by the transmitting Custodian no later than the Voting Deadline.

         In order for the votes of its Beneficial Holders to be counted, each Custodian must tabulate the votes of its Beneficial Holders on a Master ballot, (which Master ballot will be provided to each Custodian by Poorman-Douglas) which will indicate (a) the total number of Holders voting to accept the Plan (and the aggregate principal amount of Notes or number of shares owned by them) and the total number of Holders voting to reject the Plan (and the aggregate principal amount of Notes or number of shares owned by them), (b) the vote of each individual Holder, by account or other identification number, together with the principal amount of Notes or number of shares owned by the Holder, and (c) a certification by the Custodian that it is the record holder, custodian, representative or otherwise entitled to act as proxy for the indicated amount of Notes or shares of Existing Common Stock on behalf of the Beneficial Holders listed on the Master ballot, that it properly transmitted a Plan Solicitation Package to each Beneficial Holder listed on the Master ballot and that it properly summarized and recorded the votes of each Beneficial Holder listed on the Master ballot.

         As part of the voting report, Poorman-Douglas will include a summary of the Master ballots which will indicate the number of Beneficial Holders and the principal amount of Notes and Interests that voted to accept and to reject the Plan, and will further contain a certification as to the accuracy of the summary of the Master ballots.

         Each ballot mailed to a Holder of a Claim, other than a Holder of an Existing Note or an Equity Interest, will include a preprinted amount for the Claim and a designation of the appropriate class for the Claim as set forth in the Plan.

         B.       PROCEDURES FOR EXCHANGING EXISTING SECURITIES FOR NEW
SECURITIES.

                  1.       Procedures for Exchanging Notes for New Common Stock.

         The Indenture Trustee under the Note Indenture will serve as the depositary agent for the Reorganized Parent Company with respect to the Noteholders (the "Noteholder Depositary"). On the Effective Date, record holders on the Distribution Record Date specified in the Confirmation Order of Notes will receive their pro rata shares of the New Common Stock on surrender of Notes and, if requested, delivery of a letter of transmittal to the Noteholder Depositary. The method of delivery of the Notes and other documents to the Noteholder Depositary is at the election and risk of the Noteholders, but if delivery is by mail, it is recommended that the Holders use properly insured, registered mail, with return receipt requested.

         The Reorganized Parent Company will issue shares of New Common Stock to Holders of Notes as of the Distribution Record Date by distributing those shares to the Noteholder Depositary on the Distribution Date. As soon as practicable after the Noteholder Depositary receives the debt instruments of a Holder of Notes in accordance with the Plan, the Noteholder Depositary will issue and distribute that Holder's pro rata portion of the New Common Stock. The Note Indenture will continue in effect to the extent necessary to allow the Indenture Trustee to receive the New Common Stock on behalf of the Noteholders and make distributions pursuant to the Plan on account of the Claims of Holders of Notes as agent for the Reorganized Parent Company. The Indenture Trustee providing services related to distributions to the Holders of Notes will receive, from the Reorganized Parent Company, reasonable compensation for those services upon the presentation of invoices to the Reorganized Parent Company and will be indemnified by the Reorganized Parent Company for all acts taken hereunder. These payments will be made on terms agreed to with the Reorganized Parent Company.

         No fractional shares of New Common Stock will be issued or distributed under the Plan or by the Reorganized Parent Company or the Indenture Trustee. Each Person entitled to receive New Common Stock will receive the total number of whole shares of New Common Stock to which the Person is entitled. Whenever any distribution to a particular Person would otherwise call for distribution of a fraction of a share of New Common Stock, the Indenture Trustee will allocate separately one whole share of Common Stock to the Person and other Persons similarly entitled, in order of the fractional portion of their entitlement, starting with the largest fractional portion, until all remaining whole shares have been allocated. Upon the allocation of a whole share to a Person in respect of the fractional portion of its entitlement, the fractional portion will be canceled. If two or more Persons are entitled to equal fractional entitlements and the number of Persons so entitled exceeds the number of whole shares that remain to be allocated, the Indenture Trustee will allocate the remaining whole shares to the Holders by random lot or any other impartial method as the Indenture Trustee deems fair. Upon the allocation of all of the whole shares authorized under the Plan, all remaining fractional portions of the entitlements will be canceled and will be of no further force and effect.

                  2.       Procedures for Exchanging Existing Common Stock for
Warrants.

         The transfer agent for the Existing Common Stock will serve as the depositary agent for the Reorganized Parent Company with respect to the Holders of Existing Common Stock (the "Stockholder Depositary"). The Holders of the Existing Common Stock on the Distribution Record Date will receive their Warrants six months after the Effective Date on surrender of Certificates of Existing Common Stock and, if requested, delivery of a letter of transmittal to the Stockholder Depositary. The Holders of the Existing Common Stock must deliver those Certificates, together with the letter of transmittal, properly completed and executed by the record holder of the Existing Common Stock, and any other documents required by the letter of transmittal. The method of delivery of the Existing Common Stock Certificates and other documents to the Stockholder Depositary is at the election and risk of the Holders of the Existing Common Stock, but if delivery is by mail, it is recommended that the Holders use properly insured, registered mail, with return receipt requested.

         No fractional Warrants or Warrants for fractional shares of New Common Stock will be issued or distributed under the Plan or by the Reorganized Parent Company or any Stockholder Depositary. Each Person entitled to receive Warrants will receive the total number of whole Warrants to which the Person is entitled. Whenever any distribution to a particular Person would otherwise call for distribution of a fraction of Warrant, the Stockholder Depositary will allocate separately one whole Warrant to the Person and other Persons similarly entitled, in order of the fractional portion of their entitlement, starting with the largest fractional portion, until all remaining Warrants have been allocated. Upon the allocation of a whole Warrant to a Person in respect of the fractional portion of its entitlement, the fractional portion will be canceled. If two or more Persons are entitled to equal fractional entitlements and the number of Persons so entitled exceeds the number of Warrants that remain to be allocated, the Stockholder Depositary will allocate the remaining Warrants to the Holders by random lot or any other impartial method as the Stockholder Depositary deems fair. Upon the allocation of all of the whole shares or Warrants authorized under the Plan, all remaining fractional portions of the entitlements will be canceled and will be of no further force and effect.

                                       IX.

                       ADDITIONAL FACTORS TO BE CONSIDERED

         You should consider carefully the following risk factors in evaluating the Plan.

         A.       SECURITIES LAW MATTERS.

                  1.       Availability of Section 1145 of the Bankruptcy Code.

         Section 1145(a)(1) of the Bankruptcy Code provides an exemption from the registration requirements of Section 5 of the Securities Act and state and local securities laws in connection with the offer or sale under a plan of reorganization of a security of the debtor, of an affiliate participating in a joint plan with the debtor or of a successor to the debtor under the plan. Generally, the exemption is not available for offers or sales that are not made principally in exchange for a claim against, an interest in, or a claim for an administrative expense in the case concerning the debtor or the applicable affiliate. In addition, Section 1145(a)(2) of the Bankruptcy Code provides an exemption in connection with the offer of a security through any warrant or other similar right that was sold in the manner specified under Section 1145(a)(1) or the sale of a security upon exercise of such a warrant or similar right. The exemptions provided by Sections 1145(a)(1) and (2) are not available as to any sale of a security to any entity that is deemed to be an "underwriter" (as that term is defined in Section 1145(b)(1) of the Bankruptcy Code).

         Debtors believe that the New Common Stock being issued to Holders of Allowed General Unsecured Claims in exchange for their Claims and the Warrants being issued to pre-petition stockholders in exchange for the Existing Common Stock are governed by Section 1145(a), except in the case of any entity that is an underwriter, and thus are exempt from registration requirements under federal securities laws.

                  2.       Parties Who Are Underwriters.

         Section 1145(b)(1) of the Bankruptcy Code defines a person or entity that may be an "underwriter," and thus restricted in the resale of securities received, as any person or entity that (a) purchases a claim or interest, with a view towards distribution of any security received or to be received under a plan of reorganization in exchange for the claim or interest; (b) offers to sell securities offered or sold under a plan of reorganization for the holders of the securities; (c) offers to buy securities offered for sale under a plan of reorganization from the holders of the securities, if the offer to buy is with a view toward distribution of the securities under an agreement made either in connection with a plan of reorganization, with the consummation of the plan, or with the offer or sale of securities under the plan; or (d) is an "issuer" of the securities offered or sold under a plan of reorganization as that term is defined in Section 2(11) of the Securities Act, with respect to the securities. Under Section 2(11) of the Securities Act, an "issuer" includes any person directly or indirectly controlling or controlled by an issuer, or any person under direct or indirect control with an issuer.

         Any party reasonably determined by the Reorganized Parent Company to be an "affiliate" of the issuer of Plan Securities before the Effective Date (i. e., directly or indirectly controlling or controlled by the issuer of Plan Securities) will receive Plan Securities that are subject to restrictions and contain a legend to the effect that the Plan Securities may not be sold unless and until (a) the securities are registered under the Securities Act and any applicable state law or (b) registration is not required.

                  3.       Availability of SEC Rule 144 for Affiliate Resales.

         It is an integral part of the Plan that the issuance of the Plan Securities pursuant to the Plan is exempt from registration under the Securities Act by Section 1145(a) of the Bankruptcy Code. As mentioned above, however,
Section 1145(a) of the Bankruptcy Code does not apply to subsequent sales of Plan Securities by persons who are "underwriters", as that term is defined in
Section 1145(b)(1). Section 1145(b)(1) provides that, for purposes of Section 1125(a) of the Bankruptcy Code, the term "underwriter" means, in addition to those persons who perform traditional underwriting activities, any person directly or indirectly controlling or controlled by the issuer of the securities, or any person under direct or indirect common control with the issuer. By defining the term "underwriter" to include affiliates of the issuer, subsequent sales by the affiliates of securities issued under a plan of reorganization are subject to the registration requirements of the Securities Act, unless another exemption from registration is available to the affiliate who desires to effect the sale.

         In evaluating whether a person directly or indirectly controls, is controlled by, or is under common control with an issuer of securities, an analysis must be made of the facts and circumstances regarding the relationship between the person and the issuer. A detailed discussion of all the criteria applicable to this analysis, and of the application of the analysis to all the persons who will receive securities under the Plan is beyond the scope of this Disclosure Statement. Interested persons are referred to their own professional advisors for further information regarding their possible status as an affiliate of the Reorganized Parent Company and of the consequences of this status.

                  4.       Registration Rights Agreement.

         Reorganized Parent Company and certain Holders of General Unsecured Claims who may be deemed to be "underwriters" or "affiliates" for purposes of the Securities Act will enter into the Registration Rights Agreement on or before the Effective Date. Pursuant to the Registration Rights Agreement, Reorganized Parent Company will use its reasonably best efforts to (a) file and have declared effective as soon as possible after the Effective Date a registration statement or registration statements under the Securities Act for the offering on a continuous or delayed basis in the future of the shares of New Common Stock received by these certain Holders of General Unsecured Claims (the "Shelf Registration"), (b) cause to be filed with the Securities Exchange Commission a registration statement on Form 10 under the Securities Exchange Act of 1934 with respect to the New Common Stock, if required, (c) keep the shelf registration effective for a two-year period, and (d) supplement or make amendments to thereunder or in accordance with the terms of the Registration Rights Agreement, and have the supplements and amendments declared effective as soon as practicable after filing.

                  5.       Lack of Established Market for New Securities

         There may be certain restrictions on the ability of Holders of new securities to sell, transfer, or otherwise freely dispose of the new securities received under the Plan if the Holders are "issuers" or "dealers" under Sections 2(11) and 2(12), respectively, of the Securities Act, or "underwriters" as defined in Section 1145(b) of the Bankruptcy Code. Moreover, the new securities will be issued pursuant to the Plan to Holders of Claims and Interests, some of whom may prefer to liquidate their investment rather than hold the securities on a long-term basis. Accordingly, the market for new securities may be volatile, at least for an initial period after the Effective Date, and indeed may be depressed for a period of time immediately following the Effective Date until the market has had time to absorb these sales and to observe the post-Effective Date performance of the Reorganized Parent Company. Other factors, including but not limited to statutory restrictions on transferability and the likelihood that the Reorganized Parent Company will not declare dividends for the foreseeable future, may further depress the market for the new securities. In addition, although the Plan and the projections contained herein were prepared based on an assumed reorganization value range as described below in Section VI.A.9, the valuation was not an estimate of the price at which the new securities may trade in the market and the Parent Company has not attempted to make any such estimate in connection with the development of the Plan. No assurance can be given as to the market price that will prevail following the Effective Date, or that a market for the New Common Stock will develop at any time.

         B.       RISK FACTORS RELATING TO DEBTORS' OPERATIONS.

                  1.       Adequacy of Collateral.

         The Credit Facility is expected to be secured by all or substantially all of the Reorganized Parent Company's assets. If indebtedness under the Credit Facility were to be accelerated after a future event of default, (a) Reorganized Debtors' operations would be at risk, and (b) there can be no assurance that, following the acceleration, the proceeds from the sale of the collateral will be sufficient to satisfy all amounts due under the Credit Facility. The ability of the lenders under the Credit Facility to realize on the collateral will be subject to certain procedural limitations.

                  2.       Net Losses.

         The Parent Company experienced substantial losses for the year ended December 31, 2001, and the six months ended June 30, 2002, of $409.1 million and $14.2 million, respectively. There can be no assurances that the Parent Company will become profitable in the future.

                  3. Restrictions Imposed by Terms of the Parent Company's Loan Agreements.

         The Credit Facility restricts, among other things, Reorganized Debtors' ability to incur additional indebtedness, incur liens, pay dividends or make certain other restricted payments, consummate certain asset sales, enter into certain transactions with affiliates, merge or consolidate with any other person or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of the assets of Reorganized Debtors. A breach of any of these covenants could result in a default under the Credit Facility.

                  4.       Uncertainties Relating to Bankruptcy Proceedings.

         Debtors' future results depend on the successful confirmation and implementation of a plan of reorganization. Failure to obtain approval of a plan in a timely manner could adversely affect Debtors' operating results, as their ability to obtain financing to fund their operations and their relations with their customers and suppliers may be harmed by protracted bankruptcy proceedings. Furthermore, Debtors cannot predict the ultimate amount of all settlement terms for their liabilities that will be subject to a plan of reorganization. Once a plan of reorganization is approved and implemented, Debtors' operating results may be adversely affected by the possible reluctance of prospective lenders, customers and suppliers to do business with a company that recently emerged from bankruptcy proceedings.

         Other negative consequences that could arise as a result of the bankruptcy proceedings include:

         o making Debtors more vulnerable to a continued downturn in their industry or a downturn in the economy in general;

         o limiting Debtors' flexibility in planning for, or reacting to, changes in their businesses and the industries in which they operate;

         o the incurrence of significant costs associated with the reorganization;

         o effects on the availability of raw materials and payment terms from Debtors' suppliers;

         o effects on Debtors' relationship with suppliers and customers, including loss of confidence in Debtors' ability to fulfill contractual obligations due to financial uncertainty;

         o placing Debtors at a competitive disadvantage compared to their competitors;

         o     limiting Debtors' ability to borrow additional funds; and

         o     employee attrition.


                  5.       Debt Obligations.

         Assuming that the Plan is approved, Debtors will emerge from bankruptcy leveraged with debt service obligations. Thus Debtors will continue to be susceptible to adverse changes in their industry, the economy and the financial markets. In addition, Debtors' ability to obtain additional debt financing after emergence may be limited by restrictive covenants under the terms of the Credit Facility. Those limits on financing may restrict Debtors' ability to service their debt obligations through additional debt financing if cash flow from operations is insufficient to service the obligations.

                  6.       Limited Liquidity.

         Debtors are currently funding their liquidity needs out of operating cash flow and from borrowings under the Debtor-in-Possession Loan Agreement. Assuming that the Plan is approved, Debtors' liquidity needs would be met out of operating cash flow and from borrowings under the Credit Facility. The Credit Facility will be limited in amount and subject to some funding conditions that may be beyond Reorganized Debtors' control. Debtors' ability to obtain additional financing under the Credit Facility is limited by a variety of factors, including the debt incurrence restrictions imposed by the Credit Facility. Accordingly, no assurances can be given that Debtors' sources of liquidity will be adequate to fund their liquidity needs or, if additional sources of liquidity become necessary, that they would be available to Debtors or adequate. Any liquidity shortages would likely have a material adverse effect on Debtors' businesses and financial condition.

                  7.       Economic Downturn.

         Debtors' industry has been affected by decreasing volumes and declining prices started in 2000 and continuing through early 2002, due to softening demand from customers in the cyclical downturn in the U.S. economy. If weakness in product demand becomes worse and volumes and pricing remain low, reduced sales could continue to materially adversely affect operating results.

                  8.       Possible Impact On Varying Metals Prices.

         The principal raw materials used by Debtors are steel, aluminum and various specialty metals. The metals industry as a whole is cyclical, and at times pricing and availability of raw materials in the metals industry can be volatile due to numerous factors beyond Debtors' control, including general, domestic and international economic conditions, labor costs, production levels, competition, import duties and tariffs and currency exchange rates. This volatility can significantly affect the availability and cost of raw materials for Debtors, and may, therefore, adversely affect Debtors' net sales, operating margin and net income. Debtors' service centers maintain substantial inventories of metal to accommodate the short lead times and just-in-time delivery requirements of their customers. Accordingly, Debtors purchase metal in an effort to maintain their inventory at levels that they believe to be appropriate to satisfy the anticipated needs of their customers based on information derived from customers, market conditions, historic usage and industry research. Debtors' commitments for metal purchases are generally at prevailing market prices in effect at the time they place their orders. Debtors have no long-term, fixed-price purchase contracts. During periods of rising raw materials pricing, there can be no assurance Debtors will be able to pass any portion of the price increases on to customers. When raw material prices decline, customer demands for lower prices could result in lower sales prices and, as Debtors use existing inventory, lower margins. Changing metal prices could adversely affect Debtors' operating margin and net income.

                  9.       Fluctuations in Demand.

         Many of Debtors' products are sold to industries that experience significant fluctuations in demand based on economic conditions, energy prices, consumer demand and other factors beyond Debtors' control. No assurance can be given that Debtors will be able to increase or maintain their level of sales in periods of economic stagnation or downturn.

                  10.      Competition.

         Debtors are engaged in a highly-fragmented and competitive industry. Debtors compete with a large number of other value-added metals processors/service centers on a regional and local basis, some of which may have greater financial resources than Debtors. Debtors also compete to a lesser extent with primary metals producers, who typically sell to very large customers requiring regular shipments of large volumes of metals. Increased competition could have a material adverse effect on Debtors' net sales and profitability.

                  11.      Environmental Regulation.

         Debtors' operations are subject to extensive federal, state and local laws and regulations governing waste disposal, air and water emissions, the handling of hazardous substances, environmental protection, remediation, workplace exposure and other matters. Debtors believe that they are in substantial compliance with all such laws and do not currently anticipate that they will be required to expend any substantial amounts in the foreseeable future in order to meet current environmental or workplace health and safety requirements. However, some of the properties Debtors own or lease are located in areas with a history of heavy industrial use, and are on or near sites listed on the CERCLA National Priority List. Debtors have a number of leased properties located in or near industrial or light industrial use areas, and accordingly, these properties may have been contaminated by pollutants that would have migrated from neighboring facilities or have been deposited by prior occupants. Furthermore, Debtors are not aware of any notices from authoritative agencies with respect to clean-up/remediation claims for contamination at the leased properties. However, there can be no assurance that Debtors will not be notified of such claims with respect to their existing leased or owned properties in the future.

         Although no environmental claims have been made against Debtors and they have not been named as a potentially responsible party by the Environmental Protection Agency or any other party, it is possible that Debtors could be identified by the Environmental Protection Agency, a state agency or one or more third parties as a potentially responsible party under CERCLA or under analogous state laws. If so, Debtors could incur substantial litigation costs to prove that they are not responsible for the environmental damage. Debtors have obtained limited indemnities from the former stockholders of acquired companies whose facilities are located at or near contaminated sites. The limited indemnities are subject to certain deductible amounts, however, and there can be no assurance that these limited indemnities will fully protect Debtors.

                  12.      Reliance on Key Personnel.

         The existing senior management at many of the Parent Company's subsidiary operations is generally comprised of former owners who committed to stay with their operations after acquisition. Certain of these individuals have suffered losses in the Existing Common Stock or have lower incomes than Debtors averaged when Debtors owned their former businesses. Further, former owners generally have non-competition obligations that expire on the fifth anniversary of their date of acquisition, and thus these obligations expire through 2004, the majority of which will expire within the next 12 months. There is no assurance that Debtors will be able to retain these individuals or find suitable replacements if those individuals leave Debtors. The failure to retain or replace these individuals on a timely basis could materially and adversely affect results from operations at those locations.

                  13.      Antitakeover Effects of Certain Provisions.

         Certain provisions of the amended and restated articles of incorporation and amended and restated bylaws of the Reorganized Parent Company may tend to deter potential unsolicited offers or other efforts to obtain control of the Parent Company that are not approved by its board of directors, including the right of the board of directors, without any action by the stockholders of the Reorganized Parent Company, to fix the rights and preferences of undesignated preferred stock, including dividend, liquidation and voting rights.

                  14.      Absence of Dividends.

         The Parent Company does not intend to pay cash dividends on the New Common Stock in the foreseeable future. The Parent Company expects to use its available cash flow to conduct its business or to make acquisitions. In addition, the terms of the Credit Facility restrict the payment of dividends by the Reorganized Parent Company. It is unlikely that the Reorganized Parent Company will pay dividends in the foreseeable future. In addition, the Reorganized Parent Company will be substantially a holding company with no independent operations. Accordingly, any amounts available for dividends will depend on the prior declaration of dividends by the Reorganized Parent Company's subsidiaries. Any declaration of those dividends would be subject to applicable withholding tax at applicable tax rates.

                  15.      Forward-Looking Statements.

         This Disclosure Statement includes forward-looking statements. All statements other than statements of historical facts included in this Disclosure Statement, including statements made under "CAPITALIZATION", "REQUIREMENTS FOR CONFIRMATION OF THE PLAN" and "INFORMATION ABOUT DEBTORS", regarding capital expenditures, Debtors' financial position, business strategy and other plans and objectives for future operations, are forward-looking statements. Although Debtors believe that the expectations reflected in those forward-looking statements are reasonable, Debtors can give no assurance that their expectations will prove to have been correct, and actual results may differ materially from those forward-looking statements.

                                       X.

               CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE PLAN

         The following is a general summary of certain material federal income tax consequences of the implementation of the Plan to Debtors, Holders of Claims and Holders of Existing Common Stock. This summary does not discuss all aspects of federal income taxation that may be relevant to those persons in light of their individual investment circumstances or to certain Holders of Clams or Holders of Existing Common Stock subject to special treatment under the federal income tax laws (for example, tax-exempt organizations, financial institutions, broker-dealers, life insurance companies, foreign corporations or individuals who are not citizens or residents of the United States). This summary also does not discuss any aspects of state, local or foreign taxation.

         This summary is based on the Internal Revenue Code of 1986, as amended (the "IRC"), the Treasury regulations (including temporary regulations) promulgated thereunder, judicial authorities and current administrative rulings, all as in effect on the date of this Disclosure Statement and all of which are subject to change (possibly with retroactive effect) by legislation, administrative action or judicial decision. Moreover, due to a lack of definitive judicial or administrative authority or interpretation, substantial uncertainties exist with respect to various tax consequences of the Plan as discussed in this Disclosure Statement. Debtors have not requested a ruling from the Internal Revenue Service (the "IRS") or from the Bankruptcy Court with respect to any of these matters, and no opinion of counsel has been sought or obtained by Debtors with respect to any of these matters. There can be no assurance that the IRS will not challenge any or all of the tax consequences of the Plan, or that a challenge by the IRS, if asserted, would not be sustained. FOR THE FOREGOING REASONS, HOLDERS OF CLAIMS AND EXISTING COMMON STOCK ARE URGED TO CONSULT WITH THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES (FOREIGN, FEDERAL, STATE AND LOCAL) TO THEM OF THE PLAN. DEBTORS ARE NOT MAKING ANY REPRESENTATIONS REGARDING THE PARTICULAR TAX CONSEQUENCES OF THE CONFIRMATION AND CONSUMMATION OF THE PLAN AS TO ANY HOLDERS OF CLAIMS OR EXISTING COMMON STOCK, NOR ARE DEBTORS RENDERING ANY FORM OF LEGAL OPINION AS TO THOSE TAX CONSEQUENCES.

         A.       FEDERAL INCOME TAX CONSEQUENCES TO DEBTORS.

                  1.       Cancellation of Indebtedness.

         Debtors will realize cancellation of debt ("COD") income to the extent that Debtors pay a Holder of a Claim pursuant to the Plan an amount of consideration in respect of the Claim less than the amount of the Claim. For this purpose, the amount of consideration paid to a Holder of a Claim generally would equal the amount of cash or the fair market value on the Effective Date of any other property (including New Common Stock) paid to the Holder. Because Debtors will be in a bankruptcy case at the time the COD income is realized, Debtors will not be required to include COD income in gross income, but rather will be required to reduce certain of their tax attributes by the amount of COD income so excluded. Under the general rules of IRC section 108, the required attribute reduction would be applied first to reduce Debtors' net operating loss carryforwards ("NOLs") to the extent of the NOLs, with any excess excluded COD income applied to reduce certain other tax attributes, including but not limited to foreign tax credit carryovers, capital loss carryovers and asset basis ("Other Tax Attributes"). Debtors believe and intend to take the position that any reduction in tax attributes generally occurs on a separate entity basis, even though Debtors file a consolidated federal income tax return.

         IRC section 108(b)(5) provides an election pursuant to which Debtors can elect to apply the required attribute reduction first to reduce the basis of their depreciable property to the extent of the basis, with any excess applied next to reduce their NOLs and then certain other tax attributes. Debtors have not yet determined whether they will make the election under IRC section 108(b)(5).

                  2.       Limitation on Net Operating Losses.

         Debtors will experience an "ownership change" (within the meaning of IRC section 382) on the Effective Date as a result of the issuance of New Common Stock to the Holders of General Unsecured Claims. As a result, Debtors' ability to use any pre-Effective Date NOLs and any pre-Effective Date Other Tax Attributes to offset their income in any post-Effective Date taxable year (and in the portion of the taxable year of the ownership change following the Effective Date) to which the carryover is made, generally (subject to various exceptions and adjustments, some of which are described below) will be limited to the sum of (a) a regular annual limitation (prorated for the portion of the taxable year of the ownership change following the Effective Date), (b) the amount of the "recognized built-in gain" for the year that does not exceed the excess of their "net unrealized built-in gain" over previously recognized built-in gains (as the quoted terms are defined in IRC section 382(h)), and (c) any carryforward of unused amounts described in (a) and (b) from prior years. IRC section 382 may also limit Debtors' ability to use "net unrealized built-in losses," if any, to offset future taxable income. The regular annual limitation will generally be equal to the product of the value of the Existing Common Stock immediately before the ownership change (in this case, the Effective Date) and
(y) the "long-term tax-exempt rate" (as defined in IRC section 382(f)). In September 2002, the long-term tax-exempt rate was 4.91%; however, the rate in effect on the Effective Date may be different from the September 2002 rate. Because the value of the Existing Common Stock immediately before the Effective Date may be relatively small, the regular annual limitation may likewise be relatively small. Thus, under the regular rule, the use of the NOLs and Other Tax Attributes may be substantially restricted. The NOLs and Other Tax Attributes will be subject to further limitations if Debtors experience additional future ownership changes or if they do not continue their business enterprise for at least two years following the Effective Date.

         The operation and effect of IRC section 382 will be materially different from that just described if Debtors are subject to the special rules for corporations in bankruptcy provided in IRC section 382(1)(5) or IRC section 382(l)(6). Under IRC section 382(l)(5), Debtors' ability to use their pre-Effective Date NOLs and Other Tax Attributes would not be limited as described in the preceding paragraph. However, several other limitations would apply to Debtors under IRC section 382(1)(5), including (a) calculation of Debtors' NOLs without taking into account deductions for interest paid or accrued in the portion of the current tax year ending on the Effective Date and all other tax years ending during the three-year period before the current tax year with respect to the Claims that are exchanged for New Common Stock pursuant to the Plan, and (b) if Debtors undergo another ownership change within two years after the Effective Date, a determination that Debtors' IRC section 382 limitation with respect to that ownership change will be zero.

         As a general matter, the rules of IRC section 382(1)(5) apply to certain ownership changes occurring in a Chapter 11 bankruptcy case pursuant to a court-ordered transaction or court-approved plan. These provisions will apply to Debtors if Holders of Existing Common Stock and "qualified" Holders of Claims immediately before the ownership change own, after the ownership change, at least 50% (measured by both vote and value) of the New Common Stock. Certain attribution rules and other requirements apply for purposes of determining stock ownership for this purpose. Debtors believe that the issuance of the New Common Stock to the Holders of the Allowed General Unsecured Claims should satisfy the provisions of IRC section 382(l)(5), but due to the complexity and lack of interpretive precedent of IRC section 382(l)(5), there may be some uncertainty whether the provisions of IRC section 382(1)(5) apply to the ownership change occurring as a result of the confirmation of the Plan.

         Under IRC section 382(1)(5)(H), Debtors may elect not to have the special rules of IRC section 382(1)(5) apply (in which case the special rules under IRC section 382(l)(6), described below, would apply). Under IRC section 382(l)(6), Debtors would be entitled to take into account the increase in value of its stock as a result of the issuance of New Common Stock to the Allowed General Unsecured Creditors for purposes of determining the annual limitation under IRC section 382. Under IRC section 382(l)(6), the annual limitation will generally be equal to the product of (a) the lesser of (i) the value of the New Common Stock immediately after the increase in value of Debtors resulting from the surrender of Claims pursuant to the Plan, or (b) the gross value of Debtors' assets (I.E., determined without regard to liabilities) immediately before the ownership change (with certain adjustments) and (c) the long-term tax-exempt rate. For this purpose, the value of the stock of Debtors should include the value of the New Common Stock and the Warrants. Although regulations under IRC section 382(e) have not yet been issued, Debtors believe that the legislative intent that all equity interests (including common stock and warrants) be counted in determining the value of Debtors should result in the value of the Warrants being included. The NOLs and Other Tax Attributes will be subject to further limitations if Debtors experience additional future ownership changes or if they do not continue their business enterprise for at least two years following the Effective Date. Debtors have not yet determined whether they would elect to have the special rule under IRC section 382(l)(6) apply to the ownership change arising from the consummation of the Plan (assuming IRC section 382(1)(5) would otherwise apply).

         Debtors believe that the issuance of Warrants under the Plan to Holders of Existing Common Stock will not result in the termination or extinguishment of the Existing Common Stock under IRC section 312(l). If it did, the termination could result in subsequent dividends, if any, having a less favorable treatment as ordinary dividend income, rather than potential return of basis or capital gains.

         B. FEDERAL INCOME TAX CONSEQUENCES TO HOLDERS OF CLAIMS AND HOLDERS OF EQUITY INTERESTS.

         The federal income tax consequences of the implementation of the Plan to a Holder of a Claim will depend on a number of factors, including whether the Holder is deemed to have participated in an exchange for federal income tax purposes, and, if so, whether the exchange transaction constitutes a tax-free recapitalization or a taxable transaction; whether the Holder's Claim constitutes a "security" for federal income tax purposes; the type of consideration received by the Holder in exchange for its or his allowed claim; and whether the Holder reports income on the accrual basis.

                  1. Holders of Other Priority Claims and Certain General Unsecured Claims.

         A Holder whose Claim is paid in full or otherwise discharged on the Effective Date will recognize gain or loss for federal income tax purposes in an amount equal to the difference between (a) the fair market value on the Effective Date of any property (including New Common Stock) received by the Holder in respect of the Claim (excluding any property received in respect of a Claim for accrued interest that had not been included in income) and (b) the Holder's adjusted tax basis in the Claim (other than any claim for accrued interest that had not been included in income). A Holder's tax basis in property received in exchange for its Claim will generally be equal to the fair market value of that property on the Effective Date. The holding period for any such property will begin on the day after the Effective Date.

         Under the Plan, some property may be distributed or deemed distributed to certain Holders of Claims with respect to their Claims for accrued interest. Holders of Claims for accrued interest that previously have not included the accrued interest in taxable income will be required to recognize ordinary income equal to the fair market value of the property received with respect to the Claims for accrued interest. Holders of Claims for accrued interest that have included the accrued interest in taxable income generally may take an ordinary deduction to the extent that the Claim is not fully satisfied under the Plan (after allocating the distribution between principal and accrued interest), even if the underlying Claim is held as a capital asset. The tax basis of the property received in exchange for Claims for accrued interest will equal the fair market value of the property on the Effective Date, and the holding period for the property received in exchange for the Claims will begin on the day after the Effective Date. The extent to which consideration distributable under the Plan is allocable to interest is not clear. Holders of Claims are advised to consult their own tax advisors to determine the amount, if any, of consideration received under the Plan that is allocable to interest. Debtors intend to take the position that none of the property distributed to Holders of Claims will be attributable to accrued interest until all of the principal amount of any such Claims is satisfied.

         The market discount provisions of the IRC may apply to Holders of certain Claims. In general, a debt obligation other than a debt obligation with a fixed maturity of one year or less that is acquired by a holder in the secondary market (or, in certain circumstances, upon original issuance) is a "market discount bond" as to that Holder if its stated redemption price at maturity (or, in the case of a debt obligation having original issue discount, the revised issue price) exceeds the tax basis of the debt obligation in the Holder's hands immediately after its acquisition. However, a debt obligation will not be a "market discount bond" if the excess is less than a statutory DE MINIMIS amount. Gain recognized by a Holder of a Claim with respect to a "market discount bond" will generally be treated as ordinary interest income to the extent of the market discount accrued on the debt obligation during the Holder's period of ownership, unless the Holder elected to include accrued market discount in taxable income currently. A Holder of a market discount bond that is required under the market discount rules of the IRC to defer deduction of all or a portion of the interest on indebtedness incurred or maintained to acquire or carry the debt obligation may be allowed to deduct the interest, in whole or in part, on disposition of the debt obligation.

         Under certain circumstances, a Holder of a Claim may recognize ordinary income to the extent that the Holder is deemed on the Effective Date to have received consideration for the Claim that represents a recovery of a prior bad debt or loss deduction, regardless of whether gain or loss would have otherwise been realized or recognized by the Holder on consummation of the Plan. Holders of Claims who have taken a bad debt or loss deduction with respect to their Claims should consult their own tax advisors as to the effect of the deduction in light of their particular circumstances.

                  2. Holders of Allowed General Unsecured Claims That Are Long-Term.

         Pursuant to the Plan, Debtors will issue shares of New Common Stock to the holders of Allowed General Unsecured Claims. Some of these Allowed General Unsecured Claims constitute long-term debt with initial terms of maturity in excess of five years ("Long-Term Claims"). The federal income tax consequences arising from the Plan to Holders of the Long-Term Claims may vary depending on, among other things, whether the Claims constitute "securities" for federal income tax purposes. The determination of whether a debt instrument constitutes a "security" depends on an evaluation of the nature of the debt instrument. Generally, corporate debt instruments with maturities when issued of less than five years are not considered securities, and corporate debt instruments with maturities when issued of ten years or more are considered securities. Debtors believe and intend to take the position that the Long-Term Claims should be treated as "securities" for federal income tax purposes.

         If the Long-Term Claims do not constitute "securities" for federal income tax purposes, a holder of a Long-Term Claim would be subject to the tax treatment described above under the heading "HOLDERS OF OTHER PRIORITY CLAIMS AND CERTAIN GENERAL UNSECURED CLAIMS." If the Long-Term Claims constitute "securities" for federal income tax purposes, Debtors believe that the exchange of the Long-Term Claims for shares of the New Common Stock should constitute a "recapitalization." In that case, except as discussed above with respect to accrued market discount and claims for accrued interest, a holder of a Long-Term Claim should recognize gain, but not loss, with respect to its or his claim surrendered in an amount equal to the lesser of (a) the amount of gain realized (I.E., the excess of the fair market value of any property received by the Holder in respect of its or his Long-Term Claim over the tax basis of the Claim) and (b) the "boot" (as defined below), if any, received by the Holder in respect of its or his Long-Term Claim. A Holder will be treated as receiving "boot" to the extent of the fair market value of property other than shares of New Common Stock received by the Holder. Any such gain recognized will be treated as capital gain if the Long-Term Claim is a capital asset in the hands of the Holder of the Claim unless the boot, if any, received has the effect of the distribution of a dividend, in which case the gain would be treated as a dividend to the extent of the Holder's ratable share of Debtors' undistributed earnings and profits. In addition, a Holder's aggregate tax basis in the New Common Stock (other than the New Common Stock received for accrued interest) should be equal to the aggregate tax basis in the Long-Term Claims exchanged for the New Common Stock (exclusive of any basis attributable to accrued interest), decreased by the amount of the boot, if any, received and increased by any gain recognized. The Holder's holding period for the New Common Stock (other than New Common Stock received for accrued interest) will include the holding period of the Long-Term Claims exchanged for the New Common Stock, provided that the Long-Term Claims are held as capital assets on the Effective Date. A holder's tax basis in boot received, if any, will equal the fair market value of the boot on the Effective Date, and the Holder's holding period in the boot will begin on the day after the Effective Date.

         In addition, under the market discount rules discussed above, any accrued but unrecognized market discount with respect to the Long-Term Claims generally will be treated as ordinary income to the extent of the gain recognized in connection with the recapitalization described above. Any remaining accrued but unrecognized market discount generally will be treated as ordinary income to the extent of the gain recognized on the subsequent disposition of the New Common Stock received in exchange for the Long-Term Claim. The treatment of accrued market discount in a nonrecognition transaction is, however, subject to the issuance of Treasury regulations that have not yet been promulgated. In the absence of those regulations, the application of the market discount rules in the present transaction is uncertain. If a Holder of a Long-Term Claim was required under the market discount rules of the IRC to defer its deduction of all or a portion of the interest on indebtedness, if any, incurred or maintained to acquire or carry the Long-Term Claim, continued deferral of the deduction for interest on the indebtedness may be required. Any such deferred interest expense would be attributed to the New Common Stock received in exchange for the Claim, and would be treated as interest paid or accrued in the year in which the shares of New Common Stock are disposed.

                  3.       Holders of Equity Interests.

         The receipt of Warrants by the Holders of Existing Common Stock will not result in the recognition of any gain or loss by the Holders. A stockholder's tax basis in its shares of Existing Common Stock exchanged for Warrants will be transferred to the Warrants. A stockholder's holding period for the Warrants will include the stockholder's holding period for its or his existing equity interests. Upon exercise of the Warrants, the Holder of the Warrant will be deemed simply to have purchased New Common Stock in an investment transaction, and no gain or loss should be recognized. The Holder's tax basis will be the sum of the transferred basis from its or his Existing Common Stock and the exercise price. The holding period will begin on the date of exercise. If the Warrants are allowed to expire, any loss will be a capital loss, provided the Warrants (or implicitly the New Common Stock, if so acquired) were held as a capital asset.

         C.       WITHHOLDING.

         Under the backup withholding rules of the IRC, Holders of Claims may be subject to backup withholding at the rate of 27.5 percent with respect to payments made pursuant to the Plan unless the Holder (a) is a corporation or comes within specified other exempt categories and, when required, demonstrates this fact, or (b) provides a correct taxpayer identification number and certifies under penalties of perjury that the tax payer identification number is correct and that it is not subject to backup withholding due to a failure to report all dividends and interest. Any amount withheld under these rules is not an additional tax but will be credited against the Holder's United States federal income tax liability. Holders of Claims may be required to establish an exemption from backup withholding or to make arrangements with respect to the payment of backup withholding.

                                       XI.

                                   CONCLUSION

         All Holders of Claims against and Interests in Debtors are urged to vote to accept the Plan and to evidence their acceptance by returning their ballots so that the ballots will be received by October 16, 2002.

         DATED:  September 18, 2002.

                                        METALS USA, INC.



                                        By: /s/ Michael S. Kirksey
                                           ---------------------------------
                                           President and Chief Executive Officer

                                        Respectfully Submitted,

                                        FULBRIGHT & JAWORSKI L.L.P.

                                        /s/ Zack A. Clement
                                        -------------------------
                                        Zack A. Clement
                                        State Bar No. 04361550
                                        S.D. Tex. No. 06445
                                        Johnathan C. Bolton
OF COUNSEL:                             State Bar No. 24025260
                                        S.D. Tex. No. 25244
Robert F. Gray                          R. Andrew Black
Harva R. Dockery                        State Bar No. 02375110
Davor S. Vukadin                        1301 McKinney, Suite 4100
Christopher M. McNeill                  Houston, Texas 77010-3095
FULBRIGHT & JAWORSKI L.L.P.             Telephone:  713/651-5151
1301 McKinney, Suite 4100               Telecopier:  713/651-5246
Houston, Texas 77010-3095
Telephone:  713/651-5151                ATTORNEYS FOR DEBTORS
Telecopier:  713/651-5246               METALS USA, INC., ET AL.

                                   APPENDIX A

                         DEBTORS' PLAN OF REORGANIZATION


                                   (ATTACHED.)

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

In re:                     ss.
                           ss.     Jointly Administered Case No. 01-42530-H4-11
Metals USA, Inc., et al.,  ss.
                           ss.   Case Nos. 01-42530-H4-11 through 01-42573-H4-11
Debtors.                   ss.
                           ss.  Chapter 11
---------------------------------------------------------------

                  DEBTORS' AMENDED PLAN OF REORGANIZATION UNDER
                CHAPTER 11 OF THE UNITED STATES BANKRUPTCY CODE


         Metals USA, Inc., and affiliated debtors(1) (collectively, the "Debtors"), file this AmendedPlan of Reorganization (the "Plan") pursuant to
Section 1121(a) of the Bankruptcy Code for the resolution of Debtors' outstanding Creditor Claims and Interests. Reference is made to the Disclosure Statement, distributed contemporaneously herewith, for a discussion of Debtors' history, businesses, properties, results of operations, projections for future operations, risk factors, a summary and analysis of this Plan and certain related matters.

Dated:   September 18, 2002,
         Houston, Texas.

                                       Respectfully submitted,

                                       FULBRIGHT & JAWORSKI L.L.P.

                                       Zack A. Clement
                                       State Bar No. 04361550
OF COUNSEL:                            S.D. Tex. No. 06445
                                       Jonathan C. Bolton
Robert F. Gray                         State Bar No. 24025260
Harva R. Dockery                       S.D. Tex. No. 25244
Davor S. Vukadin                       1301 McKinney, Suite 4100
Christopher M. McNeill                 Houston, Texas 77010-3095
FULBRIGHT & JAWORSKI L.L.P.            Telephone: 713/651-5151
1301 McKinney, Suite 4100              Telecopier: 713/651-5246
Houston, Texas 77010-3095
Telephone: 713/651-5151                ATTORNEYS FOR DEBTORS
Telecopier: 713/651-5246               METALS USA, INC., ET AL.




--------------------------
(1) Metals USA Management, Co., L.P., MUSA GP, Inc., MUSA L.P., Inc., Metals USA Finance Corp., Metals USA Realty Company, Jeffrey's Real Estate Corporation, Aerospace Specification Metals, Inc., Aerospace Specification Metals-U.K., Inc., Allmet Building Products, L.P., Metals Receivables Corporation, Allmet GP, Inc., Allmet LP, Inc., Cornerstone Building Products, Inc., Cornerstone Metals Corporation, Cornerstone Patio Concepts, L.L.C., Harvey Titanium, Ltd., Interstate Steel Company of Maryland, i-Solutions Direct, Inc., Metalmart, Inc., Metals Aerospace International, Inc., Metals USA Building Products Southeast, Inc., Metals USA Carbon Flat Rolled, Inc., Metals USA Flat Rolled Central, Inc., Metals USA Plates and Shapes Northcentral, Inc., WSS Transportation, Inc., Metals USA Plates and Shapes Northeast, L.P., Levinson Steel GP, Inc., Levinson Steel LP, Inc., Metals USA Plates and Shapes Southcentral, Inc., Metals USA Plates and Shapes Southeast, Inc., Queensboro, L.L.C., Metals USA Plates and Shapes Southwest, L.P., Intsel GP, Inc., Intsel LP, Inc., Metals USA Specialty Metals Northwest, Inc., Metals USA Contract Manufacturing, Inc., Metals USA Specialty Metals Northcentral, Inc., National Manufacturing Inc., Texas Aluminum Industries, Inc., Valley Aluminum, Co., Valley Aluminum of Nevada, Inc., Western Awning Company, and Wilkof-Morris Steel Corporation.

                     DEBTORS' AMENDED PLAN OF REORGANIZATION
                             UNDER CHAPTER 11 OF THE
                          UNITED STATES BANKRUPTCY CODE

                                TABLE OF CONTENTS

                                                                                                          PAGE
ARTICLE I         SUMMARY OF THIS PLAN...........................................................................1

ARTICLE II        DEFINITIONS, CONSTRUCTION AND INTERPRETATION...................................................2

ARTICLE III       CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS.................................................10

ARTICLE IV        IDENTIFICATION OF UNCLASSIFIED, NOT IMPAIRED AND IMPAIRED CLAIMS AND EQUITY INTERESTS.........10

ARTICLE V         PROVISIONS FOR TREATMENT OF ALLOWED ADMINISTRATIVE CLAIMS.....................................11

ARTICLE VI        PROVISIONS FOR TREATMENT OF ALLOWED PRIORITY TAX CLAIMS.......................................11

ARTICLE VII       PROVISIONS FOR TREATMENT OF ALLOWED DEBTOR- IN-POSSESSION LOAN CLAIM..........................11

ARTICLE VIII      PROVISIONS FOR TREATMENT OF OTHER PRIORITY CLAIMS  (CLASS 1)..................................12

ARTICLE IX        PROVISIONS FOR TREATMENT OF ALLOWED OTHER SECURED CLAIMS (CLASS 2)............................12

ARTICLE X         PROVISIONS FOR TREATMENT OF ALLOWED IMPAIRED OTHER SECURED CLAIMS (CLASS 3)...................12

ARTICLE XI        PROVISIONS FOR TREATMENT OF ALLOWED GENERAL UNSECURED CLAIMS (CLASS 4)........................12

ARTICLE XII       PROVISIONS FOR TREATMENT OF ALLOWED CONVENIENCE CLAIMS  (CLASS 5).............................13

ARTICLE XIII      PROVISIONS FOR TREATMENT OF ALLOWED EQUITY INTERESTS  (CLASS 6)...............................13

ARTICLE XIV       EXECUTORY CONTRACTS...........................................................................13

ARTICLE XV        CONTINUATION OF CERTAIN EMPLOYEE AND RETIREE BENEFITS.........................................14

ARTICLE XVI       EFFECT OF CONFIRMING THIS PLAN................................................................15

ARTICLE XVII      MEANS FOR EXECUTION OF THIS PLAN..............................................................15

ARTICLE XVIII     METHOD OF DISTRIBUTION........................................................................19

ARTICLE XIX       CLAIMS RESOLUTION.............................................................................22

ARTICLE XX        ASSERTION OF CLAIMS...........................................................................23

ARTICLE XXI       VOTING AND EFFECT OF REJECTION  BY ONE OR MORE CLASSES OF CLAIMS..............................24

ARTICLE XXII      CONDITIONS PRECEDENT TO CONFIRMATION AND  CONSUMMATION OF THIS PLAN...........................24

ARTICLE XXIII     RETENTION OF JURISDICTION.....................................................................26

ARTICLE XXIV      GENERAL NOTICES AND DEFAULT UNDER THIS PLAN...................................................27

ARTICLE XXV       MISCELLANEOUS PROVISIONS......................................................................28

                                    ARTICLE I
                              SUMMARY OF THIS PLAN

         This summary deals with certain major elements of this Plan. The remaining sections of this Plan deal with each of these subjects in greater detail; they are controlling; this summary will not change or be used to construe the later provisions of this Plan. Capitalized terms used in the following summary are as defined in Article II of this Plan entitled "DEFINITIONS, CONSTRUCTION AND INTERPRETATION".

         This Plan provides for the treatment of all Claims that is in the best interests of Creditors and is fair and equitable. This Plan also provides for fair and equitable treatment of Holders of Interests in the Parent Company.

         On the Effective Date or as soon after the Effective Date as practicable, the Allowed Administrative Claims, Priority Tax Claims and Other Priority Claims will be paid in full in Cash. Certain of those Claims may be paid in the ordinary course as they come due and certain Priority Tax Claims will receive the treatment permitted under Section 1129(a)(9)(C) of the Bankruptcy Code, as described definitively below.

         On the Effective Date, or as soon after the Effective Date as practicable, the Allowed Debtor-in-Possession Loan Claim of approximately $100 - $125 million will be paid in full in Cash through the proceeds of the Credit Facility.

         On the Effective Date, or as soon after the Effective Date as practicable, the Allowed Other Secured Claims will be either (a) reinstated by curing all outstanding defaults with all legal, equitable and contractual rights remaining unaltered, (b) paid in full in Cash, or (c) satisfied by delivering the Collateral securing the Claim. Reorganized Debtors will obtain the funds necessary for any payments of the Allowed Other Secured Claims through the combination of (x) the Credit Facility or (y) Cash on hand from Debtors' operations.

         Also on the Effective Date, or as soon after the Effective Date as practicable, the Allowed Impaired Other Secured Claims will receive a note providing for payment over time after the Effective Date, the terms of which will be described in Exhibit B to the Disclosure Statement.

         Under this Plan, approximately $378.5 million of Allowed General Unsecured Claims will receive their Pro Rata share of 20 million shares of the New Common Stock of the Reorganized Parent Company on the Effective Date (subject to reserves for Disputed Claims). Thus, on the Effective Date, the Holders of Allowed General Unsecured Claims will own substantially all of the outstanding shares of the New Common Stock.

         Certain Convenience Claims of $1,000 or less will receive 50% of their Allowed Claims in Cash.

         Holders of Existing Common Stock of the Parent Company as of the Distribution Record Date will receive five-year Warrants to purchase shares of the New Common Stock representing an aggregate of 15% of all of the shares issued or issuable on the Effective Date (that is, 15% of the sum of (a) the number of shares of Class 4 New Common Stock issued to the Holders of

Allowed General Unsecured Claims on the Effective Date, (b) the number of CIBC Shares, and (c) the number of shares that would be issued if all of the Warrants were exercised). The Warrants will have an exercise price that will be the price-per-share that must be achieved for the shares of the New Common Stock issued to the Holders of Allowed General Unsecured Claims on the Effective Date to be worth 100% of the aggregate dollar amount of Allowed General Unsecured Claims that are discharged on the Effective Date pursuant to this Plan.

                                   ARTICLE II
                  DEFINITIONS, CONSTRUCTION AND INTERPRETATION

         As used in this Plan, the following terms will have the meanings specified below.

         2.1 ADMINISTRATIVE CLAIM. Any Claim for Administrative Expenses.

         2.2 ADMINISTRATIVE EXPENSE. Any cost or expense of administration of the Chapter 11 Cases incurred on or before the Effective Date of a kind specified in Section 503(b), 507(a)(1), 546(c) or 1114(e)(2) of the Bankruptcy Code, including any actual and necessary expenses of preserving Debtors' Estate, including wages, salaries or commissions for services rendered after the commencement of the Chapter 11 Cases; professional fees allowed under Section 330 of the Bankruptcy Code; certain taxes, fines and penalties; any actual and necessary expenses of operating the business of Debtors; any indebtedness or obligations incurred by or assessed against Debtors in connection with the conduct of their businesses, for the acquisition or lease of property or for provision of services to Debtors, including all allowances of compensation or reimbursement of expenses to the extent allowed by the Bankruptcy Court under the Bankruptcy Code; and any fees or charges assessed against Debtors' Estate under chapter 123, title 28, United States Code.

         2.3 ALLOWED. When used in connection with a Claim or Interest, any Claim against or Interest in Debtors, proof of which was filed on or before the date designated by the Bankruptcy Court as the last date for filing proofs of Claim or Interest or another applicable date as ordered by the Bankruptcy Court or permitted by the Bankruptcy Rules; or, if no proof of Claim or Interest is filed, any Claim against or Interest in Debtors that is listed by Debtors as liquidated in amount and not disputed or contingent and as to which no objection to the allowance of the Claim or Interest has been interposed; or a Claim or Interest as to which an objection has been filed making it a Disputed Claim and a Final Order subsequently has been entered fixing the amount of the Claim or Interest; or a Claim or Interest that is allowed pursuant to the terms of this Plan or the Confirmation Order; or, an Administrative Claim, Priority Tax Claim or Other Priority Claim, that has been recognized as such by Debtors, or has been fixed in amount and priority by a Final Order. Unless otherwise specified in this Plan, "Allowed Claim" will not, for the purposes of computation or Distributions under this Plan, include postpetition interest on the amount of the Claim.

         2.4 ASSUMED CONTRACTS. All Contracts of Debtors listed or otherwise described on Exhibit C to the Disclosure Statement that are to be assumed pursuant to this Plan, including the amounts of cure Claims that Debtors believe are due under those Contracts.

         2.5 BANKRUPTCY CODE. The Bankruptcy Reform Act of 1978, as amended, as codified in Title 11, United States Code, 11 U.S.C. Sections 101-1330, as now in effect or as amended and as applicable to the Chapter 11 Cases.

         2.6 BANKRUPTCY COURT. The United States District Court for the Southern District of Texas, Houston Division, having jurisdiction over the Chapter 11 Cases, or if this Court ceases to exercise jurisdiction over the Chapter 11 Cases, the court or adjunct of a court that exercises jurisdiction over the Chapter 11 Cases in lieu of the United States Bankruptcy Court for the Southern District of Texas, Houston Division.

         2.7 BANKRUPTCY RULES. The Federal Rules of Bankruptcy Procedure and the Official Bankruptcy Forms, as amended, and the local rules of the Bankruptcy Court, as applicable to the Chapter 11 Cases.

         2.8 BUSINESS DAY. Any day other than a Saturday, a Sunday, or a legal holiday as defined in the Bankruptcy Rules.

         2.9 CASH. Cash, cash equivalents and other readily marketable securities or instruments issued by a Person other than a Debtor, including readily marketable direct obligations of the United States of America, certificates of deposit issued by banks and commercial paper of any entity, including interest accrued or earned thereon.

         2.10 CERTIFICATE. An instrument evidencing an existing security.

         2.11 CHAPTER 11 CASES. The cases under Chapter 11 of the Bankruptcy Code in which Debtors are the debtors and debtors-in-possession.

         2.12 CIBC SHARES. The estimated 149,510 shares of New Common Stock that will be issued to CIBC World Markets in accordance with the terms of their retention as financial advisors to the Holders of General Unsecured Claims.

         2.13 CLAIM. Any claim against any of the Debtors, whether or not asserted, as defined in Section 101(5) of the Bankruptcy Code.

         2.14 CLASS 4 NEW COMMON STOCK: The 20 million shares of New Common Stock that will be issued to the Holders of General Unsecured Claims, that includes the shares of New Common Stock to be held in the Disputed Claims and Interests Reserve.

         2.15 COLLATERAL. Property of Debtors on which a Holder of a Claim against one or more of Debtors has a perfected lien securing the Claim.

         2.16 CONFIRMATION DATE. The date on which the Bankruptcy Court enters the Confirmation Order.

         2.17 CONFIRMATION HEARING. The Bankruptcy Court hearing to confirm this Plan, that is scheduled for October 18, 2002.

         2.18 CONFIRMATION ORDER. The order entered by the Bankruptcy Court confirming this Plan in accordance with the provisions of Chapter 11 of the Bankruptcy Code.

         2.19 CONTRACT. Any executory contract or unexpired lease governed by
Section 365 of the Bankruptcy Code.

         2.20 CONVENIENCE CLAIM. Any General Unsecured Claim that is Allowed in the amount of $1,000 or less.

         2.21 CREDIT FACILITY. A credit facility of up to $200 million to be entered into by the Reorganized Parent Company with a group of lenders and in form and substance that are acceptable to Debtors and the Creditors' Committee, that is able to be consummated on the Effective Date of this Plan, and provides for a substantial amount of the Cash necessary to consummate this Plan.

         2.22 CREDITOR. Any person that holds a Claim against a Debtor that arose on or before the Effective Date.

         2.23 CREDITORS' COMMITTEE. The Official Committee of Unsecured Creditors in the Chapter 11 Cases appointed by the United States Trustee in accordance with Section 1102 of the Bankruptcy Code.

         2.24 CURRENT OFFICERS AND DIRECTORS. Those individuals who serve or have served as directors or officers of any Debtor at any time on or after the Petition Date.

         2.25 DEBTOR-IN-POSSESSION LOAN CLAIM. A Claim held by the lenders in the debtor-in-possession financing facility entered into by Debtors pursuant to the Post-Petition Loan Agreement dated January 2, 2002, with Bank of America, N.A., as administrative agent, and PNC Bank, N.A., as documentation agent, as approved by the Bankruptcy Court in an order entered on January 29, 2002, Docket Entry No. 260.

         2.26 DEBTORS. Metals USA, Inc., a Delaware corporation, and its following affiliates: Metals USA Management, Co., L.P., MUSA GP, Inc., MUSA L.P., Inc., Metals USA Finance Corp., Metals USA Realty Company, Jeffrey's Real Estate Corporation, Aerospace Specification Metals, Inc., Aerospace Specification Metals-U.K., Inc., Allmet Building Products, L.P., Metals Receivables Corporation, Allmet GP, Inc., Allmet LP, Inc., Cornerstone Building Products, Inc., Cornerstone Metals Corporation, Cornerstone Patio Concepts, L.L.C., Harvey Titanium, Ltd., Interstate Steel Company of Maryland, i-Solutions Direct, Inc., Metalmart, Inc., Metals Aerospace International, Inc., Metals USA Building Products Southeast, Inc., Metals USA Carbon Flat Rolled, Inc., Metals USA Flat Rolled Central, Inc., Metals USA Plates and Shapes Northcentral, Inc., WSS Transportation, Inc., Metals USA Plates and Shapes Northeast, L.P., Levinson Steel GP, Inc., Levinson Steel LP, Inc., Metals USA Plates and Shapes Southcentral, Inc., Metals USA Plates and Shapes Southeast, Inc., Queensboro, L.L.C., Metals USA Plates and Shapes Southwest, L.P., Intsel GP, Inc., Intsel LP, Inc., Metals USA Specialty Metals Northwest, Inc., Metals USA Contract Manufacturing, Inc., Metals USA Specialty Metals Northcentral, Inc., National Manufacturing Inc., Texas Aluminum Industries, Inc., Valley Aluminum Co., Valley Aluminum of Nevada, Inc., Western Awning Company, and Wilkof-Morris Steel Corporation.

When this Plan refers to an action taken by Debtors it refers to Debtors as they are substantively consolidated for purposes of this Plan.

         2.27 DEBTORS' SCHEDULES. The Schedules of Assets and Liabilities, Statement of Financial Affairs and Statement of Executory Contracts, as each may be amended, filed by Debtors with the Bankruptcy Court in accordance with
Section 521(l) of the Bankruptcy Code.

         2.28 DISBURSING AGENT. The Reorganized Parent Company or any party designated by the Reorganized Parent Company, in its sole discretion, to serve as a disbursing agent under this Plan.

         2.29 DISCLOSURE STATEMENT. Debtors' disclosure statement under Section 1125 of the Bankruptcy Code, dated September 18, 2002, as amended, supplemented or modified from time to time.

         2.30 DISCLOSURE STATEMENT HEARING. The hearing held by the Bankruptcy Court to determine the adequacy of the information contained in the Disclosure Statement pursuant to Section 1125 of the Bankruptcy Code.

         2.31 DISPUTED. When used in connection with a Claim or Interest against a Debtor, (a) any Claim or Interest as to which a proof of claim or interest has been filed, an objection has been filed on or before the deadline for objecting to a Claim or Interest by Debtors or any party in interest having standing to file the objection, and the objection has not been resolved by entry of a Final Order; or (b) until the Objection Deadline: (i) a Claim for which a corresponding Claim has not been listed in Debtors' Schedules or for which the corresponding Claim is listed in Debtors' Schedules with a differing amount (to the extent of the difference), with a differing classification, or as disputed, contingent, or unliquidated; (ii) a Claim that a Debtor in good faith believes is held by a Holder either: (A) from which property is recoverable by the applicable Debtor under any of Bankruptcy Code Sections 542, 543, 550 or 553; or
(B) that is a transferee of a transfer avoidable under Bankruptcy Code 522(f), 522(h), 544, 545, 547, 548, 549 or 724(a) unless the Holder has paid the amount, or turned over any property for which the Holder is liable under the terms of Bankruptcy Code Sections 522(i), 542, 543, 550 or 553; and (iii) an Interest for which a corresponding Interest has not been listed in Debtors' Schedules or has been listed in a different number (to the extent of the difference); or (c) a Claim or Interest that Debtors' Schedules list as contingent, unliquidated or disputed and as to which no proof of claim or interest has been filed; or (d) an Interest that is not evidenced by a Certificate representing shares of Existing Common Stock.

         2.32 DISPUTED CLAIMS AND INTERESTS RESERVE. Amounts held in trust by Debtors for the benefit of Holders of Disputed Claims or Interests in accordance with the provisions of Article XIX of this Plan.

         2.33 DISTRIBUTION. The property required by this Plan to be distributed to the Holders of Allowed Claims and Interests.

         2.34 DISTRIBUTION RECORD DATE. Except as otherwise provided in this Plan, the seventh Business Day following entry of the Confirmation Order.

         2.35 DORMANT DEBTORS. The following Debtors, that are the Debtors that were dormant on the Petition Date and had no assets or business operations during the year before the Petition Date: Harvey Titanium, Ltd. and Wilkof-Morris Steel Corporation.

         2.36 EFFECTIVE DATE. The first Business Day after 10 days after entry of the Confirmation Order on which all of the conditions to consummation contained in this Plan have been satisfied and on which this Plan is substantially consummated.

         2.37 EQUITY INTEREST. Any equity interest in the Parent Company by ownership of Existing Common Stock, including any rights pertaining to the Existing Common Stock, including voting rights, rights to receive dividends or other distributions, rights to request or demand any shares to be registered under securities laws, rights to nominate directors or to otherwise determine membership on a board of directors or any committee of a board of directors, rights to approve or to withhold approval of any matters pertaining to the Parent Company, and any rights to receive proceeds from any liquidation or dissolution of the Parent Company.

         2.38 EQUITY RIGHTS. The rights under any warrant, option or other right to acquire any Existing Common Stock or any other securities of the Parent Company.

         2.39 ESTATE. The rights to property and other things of value owned by Debtors pursuant to Section 541 of the Bankruptcy Code.

         2.40 EXISTING COMMON STOCK. The common stock of the Parent Company, $.01 par value, issued and outstanding before the Effective Date.

         2.41 FACE AMOUNT. (a) When used in reference to a Disputed Claim, the full stated amount claimed by the Holder of the Claim in a proof of claim timely filed with the Bankruptcy Court or otherwise deemed timely filed by a Final Order of the Bankruptcy Court or other applicable bankruptcy law; (b) when used in reference to an unliquidated Claim, the amount of the Claim as estimated by the Bankruptcy Court pursuant to Section 502(c) of the Bankruptcy Code; and (c) when used in reference to an Allowed Claim, the Allowed amount of the Claim.

         2.42 FINAL ALLOWED CLAIM AMOUNT. The amount of Allowed General Unsecured Claims fixed on the sixth month anniversary of the Effective Date by Reorganized Debtors based on their good faith estimate of the final aggregate amount of Allowed General Unsecured Claims.

         2.43 FINAL ORDER. (a) An order of the Bankruptcy Court as to which the time to appeal, petition for writ of certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for writ of certiorari, or other proceedings for reargument or rehearing will then be pending; or (b) if an appeal, writ of certiorari, reargument, or rehearing of the order has been sought, an order of the Bankruptcy Court that has been affirmed by the highest court to which the order was appealed, or as to which the writ of certiorari has been denied and the time to take any further appeal, to petition for writ of certiorari or to move for reargument or rehearing has expired; PROVIDED, HOWEVER, that the order is not subject to a stay and that no order will fail to be a Final Order solely because of the possibility that a motion pursuant to Rule 60 of the Federal Rules of Civil Procedure may be filed with respect to the order.

         2.44 FORMER OFFICERS AND DIRECTORS. Those individuals who served as directors or officers of any Debtor at any time before the Petition Date and who were no longer so serving on the Petition Date.

         2.45 FULLY SECURED CLAIM. A Claim secured by a lien on Collateral whose value exceeds the Allowed amount of that Claim pursuant to Section 506(a) of the Bankruptcy Code.

         2.46 GENERAL UNSECURED CLAIM. A Claim, other than an Administrative Claim, a Priority Tax Claim, an Other Priority Claim or a Convenience Claim, that is not secured by a charge against or interest in property in which the Estate has an interest.

         2.47 HOLDER. A Person who is the beneficial owner of a Claim or Interest. For purposes of voting to accept or reject this Plan, a Person is a Holder as of the Voting Record Date. For purposes of the Distribution, a person is a Holder as of the Distribution Record Date.

         2.48 IMPAIRED OTHER SECURED CLAIMS. A Secured Claim other than the Debtor-in-Possession Loan Claim or an Other Secured Claim, which will receive a note providing for payment over time after the Effective Date, the terms of which will be described in Exhibit B to the Disclosure Statement.

         2.49 INDENTURE TRUSTEE. The Bank of New York, as successor trustee to U.S. Trust Company of California, N.A., relating to the Notes.

         2.50 INTEREST.  An Equity Interest or an Equity Right.

         2.51 NEW BOARD OF DIRECTORS. The board of directors of the Reorganized Parent Company, formed as of the Effective Date, as described in Section 17.9 of this Plan.

         2.52 NEW COMMON STOCK. The common stock, $.01 par value, of the Reorganized Parent Company from and after the Effective Date.

         2.53 NEW MANAGEMENT STOCK INCENTIVE PLAN. The officer, director and employee stock incentive plan that is described in Section 17.9 of this Plan.

         2.54 NOTEHOLDER.  Any beneficial owner of the Notes.

         2.55 NOTES. The Parent Company's 8 5/8% Senior Subordinated Notes due 2008 pursuant to the Indenture dated February 11, 1998, as amended, by and among the Parent Company as issuer, U.S. Trust Company of California, N.A. as trustee, and the guarantors named therein.

         2.56 OBJECTION DEADLINE. The date that is 120 days after the Effective Date, unless extended by order of the Bankruptcy Court, and, if so extended, the date as set by the Bankruptcy Court.

         2.57 OTHER PRIORITY CLAIMS. A Claim of the nature of those described in
Section 507(a) of the Bankruptcy Code, other than an Administrative Claim or a Priority Tax Claim.

         2.58 OTHER SECURED CLAIMS. A Secured Claim other than the Debtor-in-Possession Loan Claim or an Impaired Other Secured Claim.

         2.59 PARENT COMPANY.  Metals USA Inc., a Delaware corporation.

         2.60 PERSON. Any person as defined in Section 101(41) of the Bankruptcy Code.

         2.61 PETITION DATE. November 14, 2001, the date on which Debtors filed their voluntary petitions under Chapter 11 of the Bankruptcy Code.

         2.62 PLAN. This Amended Plan of Reorganization under Chapter 11 of the Bankruptcy Code, either in its present form or as it may be altered, amended, or modified from time to time.

         2.63 PLAN PARTICIPANTS. Debtors, Reorganized Debtors, the Creditors' Committee and its members, and directors, officers, employees and advising professionals of all of the preceding.

         2.64 PRIORITY TAX CLAIM. Any Claim entitled to priority in payment under Section 507(a)(8) of the Bankruptcy Code.

         2.65 PRO RATA. The proportion that the Face Amount of a Claim (or the number of shares representing an Interest) in a particular class bears to the aggregate Face Amount of Claims in the class (or the aggregate number of shares representing the class of Interests), and includes Disputed Claims and Interests.

         2.66 PROFESSIONALS. Those Persons defined as professional persons in Sections 327 or 1103 of the Bankruptcy Code who have been employed pursuant to the order of the Bankruptcy Court in the Chapter 11 Cases and the professionals seeking compensation or reimbursement of costs and expenses in connection with the Chapter 11 Cases pursuant to Sections 503(b)(4) or 1129(a)(4) of the Bankruptcy Code.

         2.67 PROFESSIONAL FEE CLAIM. The Claim of a Professional for compensation allowed by the Bankruptcy Court pursuant to Section 328 of the Bankruptcy Code or other applicable Bankruptcy Code provisions.

         2.68 REGISTRATION RIGHTS AGREEMENT. The agreement between the Reorganized Parent Company and those Holders of a General Unsecured Claim agreed to by Debtors and the Creditors' Committee and who may be deemed to be "affiliates" or "underwriters" of the Reorganized Parent Company for purposes of the Securities Act, governing the registration of the New Common Stock.

         2.69 REORGANIZED DEBTORS. The Debtors, including the Dormant Debtors and the Sold Asset Debtors, as reorganized pursuant to this Plan.

         2.70 REORGANIZED PARENT COMPANY. The Parent Company, as reorganized pursuant to this Plan.

         2.71 REPRESENTATIVES. An officer, director, financial advisor, attorney or other professional who participated in the formulation or confirmation of this Plan for Debtors, including the Plan Participants.

         2.72 RETIREE BENEFIT PLAN. A plan providing for payments to a Person for the purpose of providing or reimbursing payments for retired employees and their spouses or dependents, for medical, surgical, or hospital care benefits, or benefits in the event of sickness, accident, disability, or death under a plan, fund, or program (through the purchase of insurance or otherwise) maintained or established in whole or in part by Debtors before the Petition Date.

         2.73 SEC. The Securities and Exchange Commission.

         2.74 SECURED CLAIM. A Claim to the extent of the value, as determined by the Bankruptcy Court pursuant to Section 506(a) of the Bankruptcy Code, of any interest in property of the Estate securing the Claim. To the extent that the value of the Collateral is less than the amount of the Claim that has the benefit of the security, the Claim is an Unsecured Deficiency Claim unless the class of which the Claim is a part makes a valid and timely election under
Section 1111(b) of the Bankruptcy Code to have the Claim treated as a Secured Claim to the extent allowed.

         2.75 SECURITIES ACT. The Securities Act of 1933 and the rules and regulations promulgated thereunder, as now in effect or as amended.

         2.76 SOLD ASSET DEBTORS. The following Debtors, that are the Debtors who have sold substantially all of their assets during Debtors' Chapter 11 Cases and that, as a result, have essentially no remaining assets: Aerospace Specification Metals, Inc.; Metals USA Contract Manufacturing, Inc.; Metals USA Plates and Shapes Northcentral, Inc; WSS Transportation, Inc.; Metals USA Specialty Metals Northwest, Inc.; Metals Aerospace International, Inc.; Metalmart, Inc., and Metals USA Specialty Metals Northcentral, Inc.

         2.77 UNSECURED DEFICIENCY CLAIM. A Claim arising out of the same transaction as a Secured Claim to the extent that the value, as determined by the Bankruptcy Court pursuant to Section 506(a) of the Bankruptcy Code, of the Creditor's interest in property of the Estate securing the Claim is less than the amount of the Claim that has the benefit of the security as provided by
Section 506(a) of the Bankruptcy Code, unless the class of which the Claim is a part makes a valid and timely election under Section 1111(b) of the Bankruptcy Code to have the Claim treated as a Secured Claim to the extent allowed.

         2.78 VOTING RECORD DATE. September 10, 2002.

         2.79 WARRANT AGREEMENT. The warrant agreement governing the issuance of Warrants substantially in the form filed with the Bankruptcy Court.

         2.80 WARRANT EXERCISE PRICE. The exercise price per Warrant calculated by dividing the Final Allowed Claim Amount by the 20 million shares of Class 4 New Common Stock.

         2.81 WARRANTS. The warrants to purchase an aggregate of 3,555,795 shares of the New Common Stock, at the Warrant Exercise Price with an expiration date five years from the Effective Date, to be issued to the Holders of the Existing Common Stock pursuant to this Plan, substantially in the form filed with the Bankruptcy Court.

         Whenever from the context it appears appropriate, each term stated in either the singular or the plural includes both the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender include each of the masculine, feminine and the neuter genders. The section headings contained in this Plan are for reference purposes only and will not affect the meaning or interpretation of this Plan. In this Plan, "including" means "including without limitation".

         A term used in this Plan, not defined in this Plan and defined in the Bankruptcy Code has the meaning assigned to it in the Bankruptcy Code. A term used in this Plan, not defined in this Plan, not defined in the Bankruptcy Code and defined in the Bankruptcy Rules has the meaning assigned to it in the Bankruptcy Rules.

                                   ARTICLE III
                  CLASSIFICATION OF CLAIMS AND EQUITY INTERESTS

         The Allowed Administrative Claims, Allowed Priority Tax Claims and Allowed Debtor-in-Possession Loan Claim are unclassified pursuant to Section 1123 of the Bankruptcy Code.

         The remaining Claims and Interests of Debtors are classified as follows:

         3.1 CLASS 1: ALLOWED OTHER PRIORITY CLAIMS (NOT IMPAIRED; NOT VOTING).

         3.2 CLASS 2: ALLOWED OTHER SECURED CLAIMS (NOT IMPAIRED; NOT VOTING).

         3.3 CLASS 3: ALLOWED IMPAIRED OTHER SECURED CLAIMS (IMPAIRED; VOTING).

         3.4 CLASS 4: ALLOWED GENERAL UNSECURED CLAIMS (IMPAIRED; VOTING).

         3.5 CLASS 5: ALLOWED CONVENIENCE CLAIMS (IMPAIRED; VOTING).

         3.6 CLASS 6: ALLOWED EQUITY INTERESTS (IMPAIRED; VOTING).

                                   ARTICLE IV
        IDENTIFICATION OF UNCLASSIFIED, NOT IMPAIRED AND IMPAIRED CLAIMS
                              AND EQUITY INTERESTS

         4.1 UNCLASSIFIED CLAIMS. The Allowed Administrative Claims, Allowed Priority Tax Claims and Allowed Debtor-in-Possession Loan Claim are unclassified under this Plan and the Holders of those Claims are not entitled to vote to accept or reject this Plan.

         4.2 NOT IMPAIRED CLAIMS. Class 1 and 2 Claims are not impaired under this Plan and the Holders of those Claims are conclusively presumed to have accepted this Plan under Section 1126(f) of the Bankruptcy Code.

         4.3 IMPAIRED CLAIMS. Class 3, 4 and 5 Claims and Class 6 Interests are impaired and the Holders of those Claims and Interests are entitled to vote to accept or reject this Plan.

         4.4 CONTROVERSY CONCERNING IMPAIRMENT. In the event of a controversy as to whether any Claim or Interest or class of Claims or Interests is impaired under this Plan, the Bankruptcy Court will, after notice and a hearing, determine the controversy.

                                    ARTICLE V
            PROVISIONS FOR TREATMENT OF ALLOWED ADMINISTRATIVE CLAIMS

         5.1 FULL PAYMENT. On the Effective Date, or as soon as practicable after the Effective Date, each Holder of an Allowed Administrative Claim as of the Distribution Record Date will receive, in full satisfaction, settlement, release and discharge of the Allowed Administrative Claim, Cash equal to the amount of the Allowed Administrative Claim, or on other terms as the Holder of the Allowed Administrative Claim and Debtors may agree; provided, however, that Allowed Administrative Claims incurred in the ordinary course of business will be paid when due under ordinary terms of Debtors' business with the Holder. Each Holder of a Professional Fee Claim will be paid Cash equal to the Allowed Professional Fee Claim as and when Allowed by an order of the Bankruptcy Court.

                                   ARTICLE VI
             PROVISIONS FOR TREATMENT OF ALLOWED PRIORITY TAX CLAIMS


         6.1 TREATMENT. On the Effective Date, or as soon as practicable after the Effective Date, at Debtors' option, each Holder of an Allowed Priority Tax Claim as of the Distribution Record Date will, in full satisfaction, settlement, release or discharge of the Allowed Priority Tax Claim, (a) receive Cash, (b) receive from a Reorganized Debtor payment in equal annual installments over a six-year period from the date of assessment, as provided in Section 1129(a)(9)(C) of the Bankruptcy Code, with interest payable at the federal judgment rate, or (c) be treated on other terms as the Holder of the Allowed Priority Tax Claim and Debtors may agree. Debtors will determine which treatment will be provided to each Allowed Priority Tax Claim and will notify each Holder of the treatment on or before the Disclosure Statement Hearing.

                                   ARTICLE VII
                   PROVISIONS FOR TREATMENT OF ALLOWED DEBTOR-
                            IN-POSSESSION LOAN CLAIM


         7.1 TREATMENT. On the Effective Date, each Holder of the Allowed Debtor-in-Possession Loan Claim as of the Distribution Record Date will, in full satisfaction, settlement, release and discharge of the Allowed Debtor-in-Possession Loan Claim, receive payment in full in Cash. The Allowed amount of the Claim will be adjudicated at the Confirmation Hearing. The entry of the Confirmation Order will be a final and binding adjudication on the allowance of the Allowed Debtor-in-Possession Loan Claim (in an amount agreed to by Debtors, the Creditors' Committee and each Holder of the Allowed Debtor-in-Possession Loan Claim or as allowed by Bankruptcy Court order after objection) and will operate as a final and conclusive compromise and settlement of any and all claims that have been or may be asserted by or through Debtors against the Holder of the Allowed Debtor-in-Possession Loan Claim, its constituent members and their successors, assigns, officers, directors, employees, attorneys, agents and representatives.

                                  ARTICLE VIII
                PROVISIONS FOR TREATMENT OF OTHER PRIORITY CLAIMS
                                    (CLASS 1)

         8.1 TREATMENT. On the Effective Date, or as soon as practicable after the Effective Date, each Holder of an Allowed Other Priority Claim as of the Distribution Record Date will, in full satisfaction, settlement, release and discharge of the Allowed Other Priority Claim, receive payment in Cash, or be treated on other terms as the Holder of the Allowed Other Priority Claim and Debtors may agree.

                                   ARTICLE IX
       PROVISIONS FOR TREATMENT OF ALLOWED OTHER SECURED CLAIMS
                                   (CLASS 2)

         9.1 TREATMENT. On the Effective Date, or as soon as practicable after the Effective Date, at Debtors' option, each Holder of an Allowed Other Secured Claim as of the Distribution Record Date will, in full satisfaction, settlement, release and discharge of the Allowed Other Secured Claim, (a) receive payment in Cash or (b) have any Collateral abandoned to the Holder of the Allowed Other Secured Claim, in which case the Allowed Other Secured Claim will be extinguished as a Fully Secured Claim, or (c) have the Allowed Other Secured Claim be reinstated with all existing defaults cured and all legal, equitable and contractual rights remaining unaltered as against a Reorganized Debtor. Each Holder of an Allowed Other Secured Claim will be deemed to be in a separate class for purposes of voting and distribution pursuant to this Plan.

                                    ARTICLE X
   PROVISIONS FOR TREATMENT OF ALLOWED IMPAIRED OTHER SECURED CLAIMS
                                    (CLASS 3)

         10.1 TREATMENT. On the Effective Date, or as soon as practicable after the Effective Date, each Holder of an Allowed Impaired Other Secured Claim as of the Distribution Record Date will, in full satisfaction, settlement, release and discharge of the Allowed Impaired Other Secured Claim, retain any lien securing such claim and receive a note providing for payment over time after the Effective Date, the terms of which will be described in Exhibit B to the Disclosure Statement.

                                   ARTICLE XI
     PROVISIONS FOR TREATMENT OF ALLOWED GENERAL UNSECURED CLAIMS
                                   (CLASS 4)

         11.1 TREATMENT. On the Effective Date, or as soon as practicable after the Effective Date, each Holder of an Allowed General Unsecured Claim as of the Distribution Record Date will receive, in full satisfaction, settlement, release and discharge of the Allowed General Unsecured Claim, its Pro Rata share of the Class 4 New Common Stock.

                                   ARTICLE XII
             PROVISIONS FOR TREATMENT OF ALLOWED CONVENIENCE CLAIMS
                                    (CLASS 5)

         12.1 TREATMENT. On the Effective Date, each Holder of an Allowed Convenience Claim will receive, in full satisfaction, settlement, release and discharge of the Allowed Convenience Claim, 50% of the Allowed amount of the Claim in Cash.

                                  ARTICLE XIII
              PROVISIONS FOR TREATMENT OF ALLOWED EQUITY INTERESTS
                                    (CLASS 6)

         13.1 Six months after the Effective Date, each Holder of an Allowed Equity Interest as of the Distribution Record Date will receive, in full satisfaction, settlement, release and discharge of the Allowed Equity Interest, its Pro Rata share of the Warrants. The number of shares of New Common Stock that may be issued by the Reorganized Parent Company pursuant to the exercise of the Warrants is equal to the sum of the number of shares of Class 4 New Common Stock and the number of CIBC Shares, divided by 0.85, less the number of shares of Class 4 New Common Stock and CIBC Shares.

                                   ARTICLE XIV
                               EXECUTORY CONTRACTS

         14.1 ASSUMPTION OF EXECUTORY CONTRACTS. On the Effective Date, all Contracts of Debtors will be rejected, except for (a) Contracts that have already been rejected by order of the Bankruptcy Court; (b) Contracts that have already been assumed by order of the Bankruptcy Court; (c) Contracts as are the subject of then-pending motions to assume; (d) the Assumed Contracts; (e) any Contract among Debtors; and (f) any collective bargaining agreement to which Debtors are currently a party and which have not been assigned to non-debtor third parties during these Chapter 11 Cases. This Plan constitutes a motion to assume the Assumed Contracts. Debtors will provide at the Disclosure Statement Hearing a list of the Assumed Contracts and will serve this Plan and Disclosure Statement on parties to the Assumed Contracts with Debtors' position concerning any cure amounts due. This list may be modified by Debtors prior to the Confirmation Hearing by adding or deleting Contracts on notice to the Bankruptcy Court and the contracting parties. Any objections to the assumption of a Contract pursuant to this Plan will be heard and adjudicated at the Confirmation Hearing or, at Debtors' option, in a separate hearing. Any Contracts assumed pursuant to this Plan will be assumed by the Reorganized Debtor that originally entered into the Contract before the Effective Date. The Confirmation Order will constitute an order of the Bankruptcy Court under Section 365 of the Bankruptcy Code approving the assumption of these Contracts and authorizing and directing payment of cure costs on the Effective Date, or after the Effective Date as permitted by Section 365 of the Bankruptcy Code.

         14.2 CLAIMS BASED ON REJECTION OF CONTRACTS. All proofs of claim with respect to Claims arising from the rejection of a Contract must be filed with the Bankruptcy Court within 30 days after the earlier of (a) entry of an order of the Bankruptcy Court approving the rejection, or (b) entry of the Confirmation Order. Any Claims not filed within that time will be forever barred from assertion against Debtors, Reorganized Debtors, the Estate or their property.

         14.3 INDEMNIFICATION OBLIGATIONS. The obligations of any Debtor to indemnify any of the Current Officers and Directors, whether under a Debtor's certificate of incorporation or bylaws (or analogous governing documents), under any agreement, law or regulation, or otherwise, will be assumed by that Reorganized Debtor and will continue after the Confirmation Date and be the obligations of that Reorganized Debtor. The obligations of any Debtor to indemnify any of the Former Officers and Directors, whether under a Debtor's certificate of incorporation or bylaws (or analogous governing documents), under any agreement, law or regulation or otherwise, will be assumed by that Reorganized Debtor and will continue after the Confirmation Date and be the obligations of Reorganized Debtors only to the extent that applicable insurance coverage is available. On the Effective Date, the Reorganized Parent Company will (a) purchase a new directors and officers insurance policy covering post-Effective Date officers and directors and (b) purchase a six-year tail insurance policy on directors and officers consistent with this Plan, and (c) take other actions concerning the purchase of insurance as the New Board of Directors believes is reasonable.

                                   ARTICLE XV
              CONTINUATION OF CERTAIN EMPLOYEE AND RETIREE BENEFITS

         15.1 EMPLOYEE BENEFITS. From and after the Effective Date, Reorganized Debtors intend to continue (or continue as modified or replaced) their existing employee benefit policies, plans and agreements, including: (a) medical, dental, life, travel accident and accidental death and dismemberment insurance; (b) sick pay, short-term disability pay and long-term disability insurance; (c) vacation and holiday pay; (d) bonus and severance programs; and (e) qualified deferred compensation plans. Notwithstanding the foregoing, Reorganized Debtors intend to continue sponsoring Debtors' pension plans, from and after the Effective Date, and complying with all legal requirements applicable to Debtors' pension plans.

         15.2 RETIREE BENEFITS. From and after the Effective Date, Reorganized Debtors will be obligated to pay retiree benefits (as defined in Section 1114(a) of the Bankruptcy Code) and any similar health, disability or death benefits in accordance with the terms of the Retiree Benefit Plans or other agreements governing the payment of benefits under the Retiree Benefit Plans, subject to any rights to amend, modify or terminate those benefits under the terms of the applicable Retiree Benefit Plan, other agreement or applicable nonbankruptcy law. Any of these retiree benefits that were the obligation of a Dormant Debtor or Sold Asset Debtor that have not been assumed by another Person will be assumed by the Reorganized Parent Company.

                                   ARTICLE XVI
                         EFFECT OF CONFIRMING THIS PLAN

         16.1 DISCHARGE OF DEBTORS. All consideration distributed under this Plan will be in exchange for, and in complete satisfaction, settlement, discharge, and release of, all Claims against and Interests in Debtors of any nature whatsoever or against any of Debtors' assets or properties. Except as otherwise expressly provided in this Plan, entry of the Confirmation Order acts as a discharge of all Claims against, liens on, and Interests in each of the Debtors, the Debtors' assets and properties, arising at any time before the Effective Date, regardless of whether a proof of Claim or proof of Interest was filed, whether the Claim or Interest is Allowed, or whether the Holder of the Claim or Interest votes to accept this Plan or is entitled to receive a distribution under this Plan. On the entry of the Confirmation Order, any holder of the discharged Claim or Interest will be precluded from asserting against Debtors or Reorganized Debtors or any of their assets or properties any other or further Claim or Interest based on any document, instrument, act, omission, transaction or other activity of any kind or nature that occurred before the Effective Date. The Confirmation Order will be a judicial determination of discharge of all liabilities of Debtors, and Reorganized Debtors will not be liable for any Claims or Interests and will only have the obligations as are specifically provided for in this Plan.

         16.2 INJUNCTION. In accordance with Section 524 of the Bankruptcy Code, the discharge provided by Section 16.1 of this Plan and Section 1141 of the Bankruptcy Code will act as an injunction against the commencement or continuation of any action, employment of process, or act to collect, offset, or recover the Claims and Interests discharged by the entry of the Confirmation Order. Except as otherwise expressly provided in this Plan or the Confirmation Order, all entities who have held, hold, or may hold Claims against, or Interests in, Debtors will be permanently enjoined, on and after the Effective Date, from (a) commencing or continuing in any manner any action or other proceeding of any kind with respect to any Claim or Interest against Debtors or Reorganized Debtors, (b) the enforcement, attachment, collection, or recovery by any manner or means of any judgment, award, decree or order against Debtors or Reorganized Debtors on account of any Claim or Interest, (c) creating, perfecting, or enforcing any encumbrance of any kind against Debtors or Reorganized Debtors or against the property or interests in property of Debtors or Reorganized Debtors on account of any Claim or Interest, or (d) asserting any right of setoff, subrogation, or recoupment of any kind against any obligation due from Debtors or Reorganized Debtors or against the property or interests in property of Debtors or Reorganized Debtors on account of any Claim or Interest. The foregoing injunction will extend to successors of Debtors (including, without limitation, Reorganized Debtors), and their respective properties and interests in property.

                                  ARTICLE XVII
                        MEANS FOR EXECUTION OF THIS PLAN

         17.1 SUBSTANTIVE CONSOLIDATION. This Plan constitutes a motion for substantive consolidation of Reorganized Debtors' Estate. If this Plan is confirmed, all of the Reorganized Debtors will be treated as substantively consolidated with the Reorganized Parent Company, meaning among other things that the Holders of any intercompany Claims will not receive any Distribution on account of the intercompany Claims under this Plan. All Cash payments and the issuance of New Common Stock and Warrants to be made on the Effective Date pursuant to this Plan will be the obligation of the substantively consolidated Reorganized Debtors and the Reorganized Parent Company will cause these obligations to be performed. The Reorganized Parent Company will take the other actions contemplated under this Plan to consummate and perform this Plan, including abandoning Collateral, rejecting Contracts, objecting to Claims, administering the Disputed Claims Reserve and asserting claims. As to obligations under this Plan that are to be performed over time after the Effective Date, including Allowed Secured Claims that are reinstated, Allowed Impaired Other Secured Claims that are to receive a note providing for payment over time, Allowed Other Priority Claims that are to be reinstated or otherwise paid over time, and Contracts that are to be assumed, they will be the obligations of and continue to be performed by the Debtor that was the pre-Petition Date obligee on the Claim or Contract; provided however, that any pre-Petition Date guarantee that the Claim Holder had from the Parent Company shall continue to be enforceable against the Reorganized Parent Company post-Confirmation. Holders of Claims and Interests will be entitled to only one recovery from the substantively consolidated Estate of Reorganized Debtors.

         17.2 REORGANIZED DEBTORS. From and after the Effective Date, each of the Reorganized Debtors will continue in existence as a separate corporate or other entity, in accordance with the law applicable in the jurisdiction under which it was incorporated or otherwise formed and pursuant to its charter and bylaws (or analogous governing documents) that were in effect immediately before the Effective Date, and any intercompany balances will be reinstated; provided, however, that the charter and bylaws of the Reorganized Parent Company and the other Reorganized Debtors will be changed on the Effective Date to comply with
Section 1123(a)(6) of the Bankruptcy Code (that requires provisions prohibiting the issuance of non-voting equity securities) and with other changes as are agreed to by Debtors and the Creditors' Committee; provided further, that the Dormant Debtors and the Sold Asset Debtors will be dissolved and liquidated pursuant to the Confirmation Order on the six month anniversary of the Effective Date; and provided further, that at the time that each Dormant Debtor or Sold Asset Debtor is dissolved and liquidated, any of its intercompany balances will be assumed and settled by the Reorganized Parent Company. The stock or other equity interest in each Reorganized Debtor, other than the Reorganized Parent Company, will not be affected by this Plan and the Reorganized Parent Company will continue to own the stock of the other Reorganized Debtors.

         17.3 SOURCES OF CASH. The Reorganized Parent Company may obtain the funds necessary for the payment of Allowed Claims that are to be paid in Cash on the Effective Date (including Allowed Administrative Claims, Allowed Priority Tax Claims, Allowed Other Priority Claims, the Allowed Debtor-in-Possession Loan Claim, Allowed Other Secured Claims and Allowed Convenience Class Claims) through the combination of the Credit Facility and Cash on hand from Debtors' operations. On the Effective Date, the Reorganized Parent Company intends to enter into the Credit Facility with one or more existing or new lenders, on terms as may be acceptable to the Parent Company and the Creditors' Committee.

         17.4 REVESTING OF ASSETS. Except as otherwise provided in this Plan, the property and assets of Debtors' Estate under Section 541 of the Bankruptcy Code will revest in Reorganized Debtors on the Effective Date free and clear of all Claims and Interests, but subject to the obligations of Reorganized Debtors as set forth in this Plan and the Confirmation Order.

Commencing on the Effective Date, Reorganized Debtors may deal with their assets and property and conduct their businesses without any supervision by, or permission from, the Bankruptcy Court or the office of the United States Trustee, and free of any restriction imposed on Debtors by the Bankruptcy Code or by the Bankruptcy Court during the Chapter 11 Cases.

         17.5 TREATMENT OF THE EXISTING DEBT INSTRUMENTS. As of the Effective Date, except to the extent provided otherwise in this Plan, any and all notes held by Holders of any Claims, and all agreements, instruments and other documents evidencing the Claims and the rights of the Holders of the Claims, will be automatically canceled, extinguished and are void (all without further action by any person); all obligations of any person under those instruments and agreements will be fully and finally satisfied and released; and the obligations of Debtors under those instruments and agreements will be discharged. On the Effective Date, except to the extent otherwise provided in this Plan, any indenture relating to any of the foregoing will be canceled, and the obligations of the Indenture Trustee and Debtors thereunder, except for any obligation to indemnify the Indenture Trustee, will be discharged; however, any indenture or other agreements that govern the rights of a Holder of a Claim that is administered by an Indenture Trustee will continue in effect solely for the purposes of (a) allowing the Indenture Trustee to take any action necessary to effect this Plan, including making distributions on account of the Holders of General Unsecured Claims evidenced by the Notes under this Plan and (b) permitting the Indenture Trustee to maintain any rights or liens it may have for reasonable fees, costs and expenses under any indenture. On payment in full of the reasonable fees and expenses of any Indenture Trustee, except as provided herein, the rights of the Indenture Trustee will terminate. Pursuant to Section 1129(a)(4) of the Bankruptcy Code, Debtors or Reorganized Debtors will pay in full reasonable prepetition and post-petition fees and expenses of the Indenture Trustee and its respective professionals, on or before Effective Date, without the need for the Indenture Trustee or any of its professionals to file a fee application or obtain Bankruptcy Court approval of the fees and expenses. The Noteholders will be deemed to have forever released and discharged the Indenture Trustee under the indenture for the Notes.

         17.6 TREATMENT OF THE EXISTING INTERESTS. Equity Interests are contingent, and this Plan constitutes an objection to all Equity Interests, which will be treated as disallowed under this Plan unless otherwise ordered by the Bankruptcy Court. In addition, as of the Effective Date, except to the extent provided otherwise in this Plan, any and all Interests (including Equity Interests and Equity Rights) will be canceled, extinguished and are void (all without further action by any Person).

         17.7 NEW COMMON STOCK. The provisions of the New Common Stock to be issued pursuant to this Plan are summarized as follows:

                  (a) AUTHORIZATION. The Reorganized Parent Company will be authorized to issue 200 million shares of the New Common Stock.

                  (b) PAR VALUE. The New Common Stock will have a par value of $.01 per share.

                  (c) RIGHTS. The New Common Stock will have the rights with respect to dividends, liquidation, voting and other matters as set forth in the amended and restated certificate of incorporation of the Reorganized Parent Company and as provided under applicable law and in this Plan.

                  (d) DILUTION. The Class 4 New Common Stock, together with the CIBC Shares, is subject to dilution by any exercise of the Warrants and any additional issuance of the New Common Stock by the Reorganized Parent Company after the Effective Date pursuant to the New Management Stock Incentive Plan, or otherwise.

         17.8 STATUS OF THE REORGANIZED PARENT COMPANY AND ITS SECURITIES UNDER FEDERAL SECURITIES LAWS. The Reorganized Parent Company will remain subject to the reporting requirements of the Securities Exchange Act of 1934 and will continue to file all reports required under that Act with the SEC. In addition, the Reorganized Parent Company will use its commercially reasonable efforts to cause the New Common Stock to be listed on a nationally recognized market or exchange. As soon as practicable after the Effective Date, the Reorganized Parent Company will prepare and file with the SEC a shelf registration statement covering the New Common Stock to be held by the Holders of Allowed General Unsecured Claims whose resale of shares of New Common Stock would be limited or restricted by federal securities laws in accordance with the terms of the Registration Rights Agreement. The Reorganized Parent Company will use its commercially reasonable efforts to maintain the effectiveness of the registration statement until the time that the registration of the shares of New Common Stock covered thereby would no longer be required for the sale or issuance of those shares under federal securities laws.

         This Plan refers to and briefly describes, as an integral part of this Plan, the Warrants and the shares of New Common Stock issuable under the Warrants. This Plan does not and the Disclosure Statement will not constitute an offer to sell (or a solicitation of an offer to buy) the shares of New Common Stock issuable under the Warrants. Information about the shares of New Common Stock issuable under the Warrants is included in the Disclosure Statement and in this Plan solely for the purpose of satisfying requirements of the Bankruptcy Code to provide information adequate to enable the holders of claims and interests to make an informed decision about this Plan.

         17.9 DIRECTORS, MANAGEMENT AND NEW MANAGEMENT STOCK INCENTIVE PLAN. The Parent Company's current directors and officers are listed in the Disclosure Statement. In accordance with Section 1125(a) of the Bankruptcy Code, these will be the officers on the Effective Date and immediately after the Effective Date. The New Board of Directors for the Reorganized Parent Company will be selected by the Creditors' Committee, will be formed as of the Effective Date and will consist of five or seven members, at the discretion of the Creditors' Committee. The New Board of Directors was selected by the Creditors' Committee and will be formed as of the Effective Date. The New Board of Directors will initially consist of six members whose names are listed in the Disclosure Statement with a seventh member, who must be a member of the Reorganized Debtors' management, to be selected by the New Board of Directors by no later than six months after the Effective Date. This Plan hereby adopts the New Management Stock Incentive Plan that will permit the New Board of Directors to issue stock, stock options or other awards for up to 10% of the outstanding New Common Stock, on a fully diluted basis, to the board of directors, management and employees of Reorganized Debtors. The New Management Stock Incentive Plan is authorized and approved in all respects and for all purposes pursuant to this Plan without any requirement of further action by the stockholders or directors of the Parent Company or the Reorganized Parent Company. The New Board of Directors will serve until the first annual meeting of stockholders of the Reorganized Parent Company held after the Effective Date.

         17.10 AMENDED AND RESTATED CERTIFICATE OF INCORPORATION. The amended and restated certificate of incorporation and bylaws of the Reorganized Parent Company and the charters or analogous documents and bylaws of the other Reorganized Debtors will go into effect on the Effective Date and will satisfy the provisions of this Plan and Section 1123(a)(6) of the Bankruptcy Code.

         17.11 IMPLEMENTING DOCUMENTS. To implement this Plan, several documents will be signed and delivered or otherwise made effective on the Effective Date, including the following documents:

         o        The Credit Facility documents;

         o Amended and restated certificates of incorporation of Reorganized Debtors;

         o        Amended and restated bylaws of Reorganized Debtors;

         o        The Warrants and the Warrant Agreement;

         o The Registration Rights Agreement between certain Holders of the Allowed General Unsecured Claims and the Reorganized Parent Company; and

         o        The New Management Stock Incentive Plan.

         Forms of these documents will be filed with the Bankruptcy Court 10 days before the time set for the commencement of the Confirmation Hearing. Debtors will provide a copy of the form of any of these documents to any party in interest who requests it in writing. Written requests should be sent to the Parent Company at Three Riverway, Suite 600, Houston, Texas 77056, if by mail or courier service, or to (713) 965-0067, if by facsimile, in each case to the attention of John Hageman, Esq. Confirmation of this Plan will authorize Debtors, Reorganized Debtors and their directors and officers to execute and deliver, file or record these implementing documents and related necessary documents, and to take any actions as may be necessary or appropriate in furtherance of this Plan.

                                  ARTICLE XVIII
                             METHOD OF DISTRIBUTION

         18.1 DISBURSING AGENT. The Disbursing Agent will make all distributions required under this Plan (subject to the provisions of this Plan) except with respect to a Holder of an Allowed General Unsecured Claim evidenced by a Note whose Distribution is governed by an indenture and is administered by the Indenture Trustee, which distributions will be deposited with the Indenture Trustee, who will deliver the Distributions to the Holders of those Claims in accordance with the provisions of this Plan and the terms of the indenture.

         If the Disbursing Agent is an independent third party designated by Reorganized Debtors to serve in its capacity (or, in the case of the indenture, the Indenture Trustee), the Disbursing Agent or Indenture Trustee, will receive, without further Bankruptcy Court approval, reasonable compensation for distribution services rendered pursuant to this Plan and reimbursement of reasonable out-of-pocket expenses incurred in connection with the services from Reorganized Debtors on terms acceptable to Reorganized Debtors. No Disbursing Agent will be required to give any bond or surety or other security for the performance of its duties unless otherwise ordered by the Bankruptcy Court; provided, however, that if otherwise so ordered, all costs and expenses of procuring any bond will be paid by Reorganized Debtors.

         18.2 SURRENDER OF SECURITIES OR INSTRUMENTS. On or before the Effective Date, or as soon as practicable after the Effective Date, each Holder of a Certificate as of the Distribution Record Date, including, without limitation, the Notes and Existing Common Stock, will surrender the Certificate to the Disbursing Agent, or, with respect to the Notes, the Indenture Trustee, and the Certificate will be canceled. No Distribution of property hereunder will be made to or on behalf of any Holder of a Certificate unless and until the Certificate is received by the Disbursing Agent or the Indenture Trustee, as the case may be, or the unavailability of the Certificate is reasonably established to the satisfaction of the Disbursing Agent or the Indenture Trustee, as the case may be. Any Holder of a Certificate who fails to surrender or cause to be surrendered the Certificate or fails to execute and deliver an affidavit or loss and indemnity reasonably satisfactory to the Disbursing Agent or the Indenture Trustee, as the case may be, before the second anniversary of the Effective Date, will be deemed to have forfeited all rights and Claims or Interests in respect of the Certificate and will not participate in any Distribution hereunder, and all New Common Stock and/or Warrants in respect of the forfeited distribution will be canceled notwithstanding any federal or state escheat laws to the contrary.

         18.3 INSTRUCTIONS TO DISBURSING AGENT. Before any Distribution on account of an Allowed General Unsecured Claim evidenced by a Note, the Indenture Trustee will (a) inform the Disbursing Agent as to the amount of properly surrendered Notes, and (b) inform the Disbursing Agent in a properly completed letter of transmittal accompanying the remitted securities of the names of the Holders of Allowed General Unsecured Claims, and the number of shares of New Common Stock to be issued and distributed to or on behalf of the Holders of Allowed General Unsecured Claims in exchange for properly surrendered Notes.

         18.4 DISTRIBUTION RECORD DATE. At the close of business on the Distribution Record Date, the transfer ledgers for the Notes and Equity Interests will be closed, and there will be no further changes in the record Holders of these securities. The Reorganized Parent Company, the Indenture Trustee and the Disbursing Agent, if any, will have no obligation to recognize any transfer of any securities or instruments occurring after the Distribution Record Date and will be entitled instead to recognize and deal for all purposes hereunder with only those record Holders stated on the transfer ledgers as of the close of business on the Distribution Record Date.

         18.5 MEANS OF CASH PAYMENT. Cash payments made pursuant to this Plan will be in U.S. funds, by the means agreed to by the payor and the payee, including by check or wire transfer, or, in the absence of an agreement, by a commercially reasonable manner as the payor will determine in its sole discretion.

         18.6 CALCULATION OF DISTRIBUTION AMOUNTS OF NEW SECURITIES. No fractional shares of New Common Stock and no fractional Warrants or Warrants for fractional shares of New Common Stock will be issued or distributed under this Plan or by the Reorganized Parent Company or any Disbursing Agent or the Indenture Trustee. Each Person entitled to receive New Common Stock will receive the total number of whole shares of New Common Stock to which the Person is entitled. Whenever any Distribution to a particular Person would otherwise call for distribution of a fraction of a share of New Common Stock or of a fraction of Warrant, the Disbursing Agent will allocate separately one whole share of Common Stock, or Warrant, as the case may be, to the Person and other Persons similarly entitled, in order of the fractional portion of their entitlement, starting with the largest fractional portion, until all remaining whole shares or Warrants have been allocated. On the allocation of a whole share or Warrant to a Person in respect of the fractional portion of its entitlement, the fractional portion will be canceled. If two or more Persons are entitled to equal fractional entitlements and the number of Persons so entitled exceeds the number of whole shares of New Common Stock or Warrants that remain to be allocated, the Disbursing Agent will allocate the remaining whole shares or Warrants to the Holders by random lot or another impartial method as the Disbursing Agent deems fair. On the allocation of all of the whole shares or Warrants authorized under this Plan, all remaining fractional portions of the entitlements will be canceled and will be of no further force and effect.

         18.7 DELIVERY OF DISTRIBUTIONS. Distributions to Holders of Allowed Claims or Allowed Equity Interests will be made by the Disbursing Agent or the Indenture Trustee, as the case may be, (a) at the addresses set forth on the proofs of Claim or Interest filed by the Holders, (b) at the addresses set forth in any written notice of address change delivered to the Disbursing Agent after the date of any related proof of Claim or Interest, (c) at the addresses reflected in the Schedules if no proof of Claim or Interest has been filed and the Disbursing Agent has not received a written notice of a change of address,
(d) or at the last known address of the Holder if no proof of Claim or Interest has been filed, (e) in the case of the Holder of a Claim that is governed by the indenture and is administered by the Indenture Trustee, at the addresses contained in the official records of the Indenture Trustee, or (f) at the addresses set forth in a properly completed letter of transmittal accompanying securities or instruments properly remitted to Reorganized Debtors or the Indenture Trustee. If any Holder's Distribution is returned as undeliverable, no further Distributions to the Holder will be made unless and until the Disbursing Agent or the Indenture Trustee, as the case may be, is notified of the Holder's then current address, at which time all missed Distributions will be made to the Holder without interest. Amounts in respect of undeliverable Distributions made through the Disbursing Agent or the Indenture Trustee will be returned to Reorganized Debtors until the Distributions are claimed.

         18.8 FRACTIONAL DOLLARS; DE MINIMIS DISTRIBUTIONS. Any other provision of this Plan notwithstanding, payments of fractions of dollars will not be made. Whenever any payment of a fraction of a dollar under this Plan would otherwise be called for, the actual payment made will reflect a rounding of the fraction to the nearest whole dollar (up or down), with half dollars being rounded down. The Disbursing Agent will not make any payment of less than twenty-five dollars ($25.00) with respect to any Claim unless a request is made in writing to the Disbursing Agent.

         18.9 ALLOCATION OF PLAN DISTRIBUTION BETWEEN PRINCIPAL AND INTEREST. To the extent that any Allowed Claim entitled to a Distribution under this Plan is comprised of principal indebtedness and accrued but unpaid interest thereon, the Distribution will, to the extent permitted, be allocated for income tax purposes to the principal amount of the Claim first and then, to the extent the consideration exceeds the principal amount of the Claim, to the portion of the Claim representing accrued but unpaid interest.

         18.10 UNCLAIMED DISTRIBUTIONS. On the second anniversary of the Effective Date, Reorganized Debtors will publish the names of Holders of unclaimed Claims and Interests. Any Distributions under this Plan in the form of Cash remaining unclaimed as of two years after the Effective Date will be released for Reorganized Debtors' use in their ordinary business operations, and any unclaimed Distributions under this Plan in the form of New Common Stock or Warrants will be canceled.

                                   ARTICLE XIX
                                CLAIMS RESOLUTION

         19.1 OBJECTIONS TO CLAIMS. Debtors will have the sole authority to object and contest the allowance of any Claims filed with the Bankruptcy Court. Any objections must be filed by the Objection Deadline. When Debtors file an objection to a Claim, the Claim will become a Disputed Claim. Disputed Claims may become Allowed Claims by entry of a Final Order allowing the Claim in whole or in part.

         19.2 DISPUTED CLAIMS AND INTERESTS RESERVE. Pending resolution of Disputed Claims and Interests, Reorganized Debtors will hold in trust the Distributions for Disputed Claims and Interests for the benefit of Holders of Disputed Claims and Interests. The amount held in trust for possible Distribution to a Disputed Claim will be calculated based on the smaller of (a) the amount claimed or (b) the amount estimated by the Court for purposes of distribution or (c) the amount determined by the Court in a claims allowance hearing, even if there is a pending appeal concerning allowance of the Claim. The amount held in trust for possible Distribution to a Disputed Interest will be calculated based on the smaller of (x) the number of shares of Existing Common Stock claimed or (y) the number of shares of Existing Common Stock determined by the Court in an allowance hearing, even if there is a pending appeal concerning allowance of the Interest. When a Disputed Claim or Interest becomes an Allowed Claim or Interest by a Final Order, Reorganized Debtors will cause the Distribution owed on the Allowed Claim or Interest to be paid out of the Disputed Claims and Interests Reserve within 10 Business Days after entry of the Final Order. Any Distribution that would have been due to the part of the Claim or Interest that is disallowed will be released from the Disputed Claims and Interests Reserve and distributed Pro Rata to Allowed Claims or Interests of the same class as the Disputed Claim or Interest that has become Allowed. These supplemental distributions will be made on the six month anniversary of the Effective Date and every six months thereafter as applicable. Any New Common Stock held in the Disputed Claims and Interests Reserve will not be treated as issued for voting purposes and will only be treated as issued when released from the Disputed Claims and Interests Reserve.

                                   ARTICLE XX
                               ASSERTION OF CLAIMS

         20.1 CAUSES OF ACTION. In keeping with Section 1123(b)(3) of the Bankruptcy Code, Reorganized Debtors will retain all claims they owned before the Effective Date, including all claims recoverable under Chapter 5 of the Bankruptcy Code, including all claims assertable under Sections 544, 546, 547, 548 and 550 of the Bankruptcy Code, and all claims owned by Debtors pursuant to
Section 541 of the Bankruptcy Code or similar state law, including all claims against third parties on account of any indebtedness, and all other claims owed to or in favor of Debtors to the extent not specifically compromised and released pursuant to this Plan or an agreement referred to or incorporated herein; all claims Reorganized Debtors owned before the Effective Date will be preserved and retained for enforcement by Reorganized Debtors after the Effective Date; no other party will have the right to assert these claims.

         20.2 PRESERVATION OF RIGHTS OF ACTION. Except as otherwise provided in this Plan or the Confirmation Order, or in any contract, instrument, release, indenture, or other agreement entered into in connection with this Plan, in accordance with Section 1123(b) of the Bankruptcy Code, Reorganized Debtors will retain and may enforce, sue on, settle, or compromise (or decline to do any of the foregoing) all claims, rights or causes, rights or causes of action, suits, and proceedings, whether in law or in equity, whether known or unknown, that Debtors or the Estate may hold against any Person. Reorganized Debtors or their successor(s) may pursue the retained claims, rights or causes of action, suits, or proceedings as appropriate, in accordance with the best interests of Reorganized Debtors or their successor(s) who hold the rights.

         20.3 PREFERENCES AND FRAUDULENT CONVEYANCES. Reorganized Debtors will be the only parties authorized to pursue actions to recover preferences and fraudulent conveyances or any other transaction voidable under Chapter 5 of the Bankruptcy Code. Unless Reorganized Debtors consent, or unless otherwise ordered by the Bankruptcy Court, no other party will have the right or obligation to pursue these actions.

         20.4 SETOFFS. A Reorganized Debtor may, but will not be required to, set off against any Claim, and the payments or other Distributions to be made pursuant to this Plan in respect of the Claim, claims of any nature whatsoever that the Debtor or Reorganized Debtor may have against the Holder of the Claim, provided, however, that neither the failure to do so nor the allowance of any Claim hereunder will constitute a waiver or release by the Reorganized Debtor of any claim that Debtors or Reorganized Debtors may have against the Holder. The Holder of a Disputed Claim who asserts a right of setoff will retain the right, subject to any defenses of the Debtor or Reorganized Debtor, until the earlier of the time when (a) the Disputed Claim becomes Allowed, in whole or in part, or
(b) the claim is expunged by entry of an order of the Bankruptcy Court.

                                   ARTICLE XXI
                         VOTING AND EFFECT OF REJECTION
                        BY ONE OR MORE CLASSES OF CLAIMS

         21.1 IMPAIRED CLASSES TO VOTE. Each impaired class of Claims and Interests will be entitled to vote separately to accept or reject this Plan. For purposes of voting to accept or reject this Plan, a Person is a Holder as of the Voting Record Date. A Holder of an Allowed Claim or Interest as of the Voting Record Date may vote to accept or reject this Plan. A Holder of a Claim or Interest as to which an objection has been filed that has not been temporarily allowed for purposes of voting on this Plan may not vote. A Holder of a contingent or unliquidated Claim or Interest may vote on this Plan in an amount based on the portion, if any, of the Claim or Interest shown as fixed, liquidated and undisputed in Debtors' Schedules, or equal to $1.00 or one share, if not so shown.

         21.2 ACCEPTANCE BY CLASS OF CREDITORS. A class of Claims will have accepted this Plan if its members vote to accept by at least two-thirds in amount and more than one-half in number of the Allowed Claims in the class actually voting to accept or reject this Plan. A class of Interests will have accepted this Plan if its members vote to accept by at least two-thirds in amount of the Allowed Interests in the class actually voting to accept or reject this Plan.

         21.3 SECTION 1129(b). If any impaired class fails to accept this Plan in accordance with Section 1129(a) of the Bankruptcy Code, Debtors reserve the right to request the Bankruptcy Court to confirm this Plan in accordance with the provisions of Section 1129(b) of the Bankruptcy Code. Debtors assert this Plan provides for fair and equitable treatment of Classes 3, 4, 5 and 6.

                                  ARTICLE XXII
                    CONDITIONS PRECEDENT TO CONFIRMATION AND
                            CONSUMMATION OF THIS PLAN

         22.1 CONDITIONS TO CONFIRMATION. The Bankruptcy Court will not enter the Confirmation Order unless and until each of the following conditions has been satisfied or duly waived (if waivable) pursuant to Section 22.3 of this
Plan:

                  (a) The documents implementing this Plan listed in Section
         17.11 of this Plan will be in form and substance acceptable to Debtors and the Creditors' Committee and have been provided to the Bankruptcy Court.

                  (b) The Confirmation Order is in a form and substance acceptable to Debtors and the Creditors' Committee and, among other things, makes findings that particular sections of Section 1129 of the Bankruptcy Code have been met, including (i) that Debtors, the Plan Participants and each of their Representatives have proposed and obtained confirmation of this Plan in good faith; (ii) that this Plan is in the best interests of the Creditors and (iii) that this Plan is fair and equitable to Holders of Claims and Interests.

                  (c) The Confirmation Order authorizes and directs Debtors, Reorganized Debtors and their subsidiaries to take all actions necessary or appropriate to enter into, implement and consummate the contracts, instruments, releases, leases and other agreements or documents created in connection with this Plan, including those documents described in Section 17.11 of this Plan.

         22.2 CONDITIONS TO CONSUMMATION. This Plan will not be consummated and the Effective Date will not occur unless and until each of the following conditions has been satisfied or duly waived (if waivable) pursuant to Section
22.3 of this Plan:

                  (a)      The Confirmation Order is a Final Order.

                  (b) Substantially all of the Cash payments required to be made on the Effective Date to the Holders of Allowed Administrative Claims, Priority Tax Claims, Other Priority Claims, Other Secured Claims and Convenience Claims and cure amounts for the Assumed Contracts are paid.

                  (c) The Debtor-in-Possession Loan Claim and the Other Secured Claims are satisfied or paid in accordance with this Plan.

                  (d) The Notes and the related indenture are canceled and the Class 4 New Common Stock is issued.

                  (e) The Existing Common Stock is canceled.

                  (f) Substantially all of the actions, documents and agreements necessary to implement this Plan, including those documents set forth in Section 17.11 of this Plan, will have been effected or executed.

         22.3 WAIVER OF CONDITIONS. The conditions to Confirmation and Consummation may be waived in whole or in part by Debtors, with the consent of the Creditors' Committee, at any time, without notice.

         22.4 EFFECT OF NON-OCCURRENCE OF CONDITIONS TO CONSUMMATION. Each of the conditions to consummation and the Effective Date must be satisfied or duly waived, as provided above, within 90 days after the Confirmation Date. If each condition to Consummation has not been satisfied or duly waived, pursuant to
Section 22.3 of this Plan, within 90 days after the Confirmation Date, then on motion by any party in interest made before the time that each condition has been satisfied or duly waived and on notice to the parties in interest as the Bankruptcy Court may direct, the Confirmation Order will be vacated by the Bankruptcy Court; provided, however, that, notwithstanding the filing of such a motion, the Confirmation Order may not be vacated if each of the conditions to Consummation is either satisfied or duly waived before the Bankruptcy Court enters an order granting the motion. If the Confirmation Order is vacated pursuant to this Section 22.4, this Plan will be deemed null and void, including the discharge of Claims and termination of Interests pursuant to Section 1141 of the Bankruptcy Code and the assumptions, assignments or rejections of Contracts pursuant to Section 14.1 of this Plan, and, in this event, nothing contained in this Plan will (a) constitute a waiver or release of any Claims by or against, or any Interests in, Debtors or (b) prejudice in any manner the rights of Debtors.

                                  ARTICLE XXIII
                            RETENTION OF JURISDICTION

         23.1 JURISDICTION. Until the Chapter 11 Cases are closed, the Bankruptcy Court will retain the jurisdiction as is legally permissible under applicable law, including under Sections 105(a) and 1142 of the Bankruptcy Code, including that necessary to ensure that the purpose and intent of this Plan are carried out and to hear and determine all Claims and Interests set forth in Articles V through XIII of this Plan that could have been brought before the entry of the Confirmation Order. The Bankruptcy Court will retain jurisdiction to hear and determine all Claims and Interests against Debtors and to enforce all causes of action that may exist on behalf of Debtors, over which the Bankruptcy Court otherwise has jurisdiction. Nothing contained in this Plan will prevent Reorganized Debtors from taking any action as may be necessary in the enforcement of any cause of action that may exist on behalf of Debtors and that may not have been enforced or prosecuted by Debtors.

         23.2 EXAMINATION OF CLAIMS AND INTERESTS. Following the Confirmation Date, the Bankruptcy Court will retain jurisdiction to decide disputes concerning the classification and allowance of any Claim or Interest and the re-examination of Claims or Interests that have been allowed for the purposes of voting, and the determination of any objections as may be filed to Creditors' Claims or Interests. The failure by Debtors to object to, or to examine, any Claims or Interests for the purposes of voting will not be deemed a waiver of their right to object to, or to re-examine, the Claim or Interest in whole or in part.

         23.3 DETERMINATION OF DISPUTES. The Bankruptcy Court will retain jurisdiction after the Confirmation Date to determine all questions and disputes regarding title to the assets of the Estate, disputes concerning the allowance of Claims and Interests, and determination of all causes of action, controversies, disputes, or conflicts, whether or not subject to any pending action, as of the Confirmation Date, for Debtors or Reorganized Debtors to recover assets pursuant to the provisions of the Bankruptcy Code.

         23.4 ADDITIONAL PURPOSES. The Bankruptcy Court will retain jurisdiction for the following additional purposes after the Effective Date:

                  (a) to modify this Plan after confirmation pursuant to the Bankruptcy Rules and the Bankruptcy Code;

                  (b) to assure the performance by Reorganized Debtors of their obligations to make Distributions under this Plan and with respect to the New Common Stock and Warrants to be issued;

                  (c) to enforce and interpret the terms and conditions of this Plan;

                  (d) to construe and apply any findings made in this Plan or the Confirmation Order;

                  (e) to adjudicate matters arising in the Chapter 11 Cases, including matters relating to the formulation and consummation of this Plan;

                  (f) to enter any orders, including injunctions, as are necessary to enforce the title, rights, and powers of Reorganized Debtors and to impose any limitations, restrictions, terms and conditions on the title, rights, and powers as the Bankruptcy Court may deem necessary;

                  (g) to enter a final decree closing the Chapter 11 Cases;

                  (h) to correct any defect, cure any omission, or reconcile any inconsistency in this Plan or the order of confirmation as may be necessary to carry out the purposes and intent of this Plan;

                  (i) to allow applications for fees and expenses pursuant to Sections 330, 331, 503(b), 1103 and 1129(a)(4) of the Bankruptcy Code;

                  (j) to decide issues concerning federal tax reporting and withholding that arise in connection with the confirmation or consummation of this Plan;

                  (k) to decide issues concerning state, local and federal taxes in accordance with Sections 346, 505 and 1146 of the Bankruptcy Code;

                  (l) to decide issues concerning all disputes involving the existence, nature or scope of Debtors' discharge;

                  (m) to adjudicate any issues concerning assumption or rejection of Contracts, including any disputes concerning rejection damage claims or cure costs; and

                  (n) to allow, disallow, determine, liquidate, classify, estimate or establish the priority or secured or unsecured status of any Claim or Interest.

                                  ARTICLE XXIV
                   GENERAL NOTICES AND DEFAULT UNDER THIS PLAN

         24.1 GENERAL NOTICES. All notices required to be given in connection with this Plan should be delivered by United States certified mail, postage prepaid, return receipt requested addressed to the president of each Debtor to receive the notice at the following address:

         Metals USA Inc.
         Attention: John Hageman
         Three Riverway, Suite 600
         Houston, Texas 77056

         and to counsel for Debtors at the following address:

         Fulbright & Jaworski L.L.P.
         Attention: Zack A. Clement

         1301 McKinney, Suite 4100
         Houston, Texas 77010-3095

         and to counsel for the Creditors' Committee at the following address:

         Akin, Gump, Strauss, Hauer & Feld, L.L.P.
         Attention:  Lisa G. Beckerman
         590 Madison Avenue
         New York, New York 10022

         24.2 ASSERTING DEFAULT. If Debtors default under the provisions of this Plan (as opposed to default under the documentation executed in implementing the terms of this Plan, which documents will provide independent bases for relief), any Creditor or party in interest desiring to assert a default will provide Debtors with written notice of the alleged default.

         24.3 CURING DEFAULT. Debtors will have 20 days from receipt of written notice in which to cure an alleged default under this Plan. If the default is not cured, any Creditor or party in interest may then file with the Bankruptcy Court and serve on counsel for Debtors and the Creditors' Committee a motion to compel compliance with the applicable provision of this Plan. The Bankruptcy Court, on finding a material default, will issue orders compelling compliance with the pertinent provisions of this Plan.

                                   ARTICLE XXV
                            MISCELLANEOUS PROVISIONS

         25.1 TERMINATION OF COMMITTEES. The Creditors' Committee in Debtors' Chapter 11 Cases will be dissolved ten Business Days after the first meeting of the New Board of Directors, except to the extent necessary to participate in any pending appeals and to review and prosecute any objections to final fee applications.

         25.2 COMPLIANCE WITH TAX REQUIREMENTS. In connection with this Plan, Debtors will comply with any withholding and reporting requirements imposed by federal, state, and local taxing authorities, and Distributions will be subject to the withholding and reporting requirements.

         25.3 AMENDMENT OF THIS PLAN. This Plan may be amended by Debtors before or after the Effective Date as provided in Section 1127 of the Bankruptcy Code with the consent of the Creditors' Committee.

         25.4 REVOCATION OF THIS PLAN. Debtors reserve the right to revoke and withdraw this Plan at any time before the Confirmation Date, with the consent of the Creditors' Committee.

         25.5 EFFECT OF WITHDRAWAL OR REVOCATION. If, with the consent of the Creditors' Committee, Debtors revoke or withdraw this Plan before the Confirmation Date, or if the Confirmation Date or the Effective Date does not occur, then this Plan will be null and void. In such event, nothing contained in this Plan will be deemed to constitute a waiver or release of any Claims by or against Debtors or any other person, or to prejudice in any manner the rights of Debtors or any person in any further proceedings involving Debtors. The withdrawal of Debtors as a proponent of this Plan will not result in the withdrawal or revocation of this Plan, and the Creditors' Committee may proceed to try to confirm this Plan.

         25.6 DUE AUTHORIZATION. Each and every Creditor or Holder of an Interest who elects to participate in the Distributions provided for in this Plan warrants that it is authorized to accept in consideration of the Claim or Interest against Debtors the Distributions provided for in this Plan and that there are no outstanding commitments, agreements, or understandings, express or implied, that may or can in any way defeat or modify the rights conveyed or obligations undertaken by it under this Plan.

         25.7 IMPLEMENTATION. Debtors will be authorized to take all necessary steps, and perform all necessary acts, to consummate the terms and conditions of this Plan.

         25.8 RATIFICATION. The Confirmation Order will ratify all transactions effected by Debtors during the pendency of the Chapter 11 Cases.

         25.9 LIMITATION OF LIABILITY IN CONNECTION WITH THIS PLAN, DISCLOSURE STATEMENT AND RELATED DOCUMENTS AND RELATED INDEMNITY.

                  (a) The Court having found, among other things, that this Plan has been proposed in good faith, that this Plan is in the best interests of the Creditors and that this Plan is fair and equitable to Holders of Claims and Interests, the Plan Participants will neither have nor incur any liability to any Person or entity for any act taken or omitted to be taken in connection with or related to the formulation, preparation, dissemination, implementation, confirmation or consummation of this Plan, the Disclosure Statement, the Confirmation Order or any contract, instrument, release or other agreement or document created or entered into, or any other act taken or omitted to be taken in connection with this Plan, the Disclosure Statement or the Confirmation Order, including solicitation of acceptances of this Plan.

                  (b) On and after the Effective Date, the Reorganized Parent Company will indemnify each Plan Participant, hold each Plan Participant harmless from, and reimburse each Plan Participant for, any and all losses, costs, expenses (including attorneys' fees and expenses), liabilities and damages sustained by a Plan Participant arising from any liability described in this Section 25.9.

                  (c) The Creditors' Committee's Professionals having conducted a review of any claims that Debtors may have against the Current Officers and Directors and the Former Officers and Directors, and the Creditors' Committee having no objection to the following, Debtors hereby release any and all claims against the Current Officers and Directors and the Former Officers and Directors that Debtors own pursuant to Section 541 of the Bankruptcy Code.

         25.10 TERM OF INJUNCTIONS OR STAYS. Unless otherwise provided herein or in the Confirmation Order, all injunctions or stays provided for in the Chapter 11 Cases under Sections 105 or 362 of the Bankruptcy Code or otherwise, and extant on the Confirmation Date

(excluding any injunctions or stays contained in this Plan or the Confirmation Order), will remain in full force and effect until the Effective Date.

         25.11 SEVERABILITY OF PLAN PROVISIONS. If any term or provision of this Plan is held by the Bankruptcy Court to be invalid, void, or unenforceable before the Confirmation Date, the Bankruptcy Court, at the request of Debtors, will have the power to alter and interpret the term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and the term or provision will then be applicable as altered or interpreted. Notwithstanding any such holding, alteration, or interpretation, the remainder of the terms and provisions of this Plan will remain in full force and effect and will in no way be affected, impaired, or invalidated by the holding, alteration, or interpretation. The Confirmation Order will constitute a judicial determination and will provide that each term and provision of this Plan, as it may have been altered or interpreted in accordance with the foregoing, is valid and enforceable pursuant to its terms.

Dated:   September 18, 2002,
         Houston, Texas.

                                            Respectfully Submitted,

                                            FULBRIGHT & JAWORSKI L.L.P.


                                            /s/ Zack A. Clement
                                            -------------------------
                                            Zack A. Clement
                                            State Bar No. 04361550
                                            S.D. Tex. No. 06445
                                            Johnathan C. Bolton
                                            State Bar No. 24025260
                                            S.D. Tex. No. 25244
                                            R. Andrew Black
                                            State Bar No. 02375110
                                            1301 McKinney, Suite 4100
                                            Houston, Texas 77010-3095
                                            Telephone:  713/651-5151
                                            Telecopier:  713/651-5246

                                            ATTORNEYS FOR DEBTORS
                                            METALS USA, INC., ET AL.

OF COUNSEL:

Robert F. Gray
Harva R. Dockery
Davor S. Vukadin
Christopher M. McNeill
FULBRIGHT & JAWORSKI L.L.P.
1301 McKinney, Suite 4100
Houston, Texas 77010-3095
Telephone:  713/651-5151
Telecopier:  713/651-5246

                                  APPENDIX B(6)

                           ANNUAL REPORT ON FORM 10-K


                                   (ATTACHED.)






----------------------------
(6) Debtors are filing APPENDICES B--E with the Bankruptcy Court but are not distributing them by mail. These documents are available on the Parent Company's website, http:\\www.metalsusa.com. You may also review and copy those reports, proxy statements and other information at the public reference facilities of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, or on the Internet at http:\\www.sec.gov.

                                  APPENDIX C(7)

                         QUARTERLY REPORTS ON FORM 10-Q


                                   (ATTACHED.)





----------------------------
(7) Debtors are filing APPENDICES B--E with the Bankruptcy Court but are not distributing them by mail. These documents are available on the Parent Company's website, http:\\www.metalsusa.com. You may also review and copy those reports, proxy statements and other information at the public reference facilities of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, or on the Internet at http:\\www.sec.gov.

                                  APPENDIX D(8)

                                 PROXY STATEMENT


                                   (ATTACHED.)






----------------------------
(8) Debtors are filing APPENDICES B--E with the Bankruptcy Court but are not distributing them by mail. These documents are available on the Parent Company's website, http:\\www.metalsusa.com. You may also review and copy those reports, proxy statements and other information at the public reference facilities of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, or on the Internet at http:\\www.sec.gov.

                                  APPENDIX E(9)

                           CURRENT REPORTS ON FORM 8-K


                                   (ATTACHED.)





----------------------------
(9) Debtors are filing APPENDICES B--E with the Bankruptcy Court but are not distributing them by mail. These documents are available on the Parent Company's website, http:\\www.metalsusa.com. You may also review and copy those reports, proxy statements and other information at the public reference facilities of the Commission, Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, or on the Internet at http:\\www.sec.gov.

                                   APPENDIX F


                     PROJECTED STATEMENT OF OPERATIONS FOR THE PERIODS (IN MILLIONS):
                                               JULY - OCTOBER 2002              NOVEMBER - DECEMBER 2002
                                               -------------------              ------------------------

Net Sales                                             $      425.3                           $     163.9
Cost of Sales                                                326.2                                 126.7
                                                      ------------                           -----------
    Gross Margin                                              99.1                                  37.2
Operating & Delivery                                          50.7                                  19.2
Selling, general and administrative                           34.3                                  14.4
Depreciation & amortization                                    4.4                                    --
                                                      ------------                           -----------
     Operating income                                          9.7                                   3.6
Interest expense                                               5.4                                   1.8
Loss on sale of assets                                         2.2                                   8.0
Other (income) expense                                         0.9                                    --
Reorganization items                                           6.3                                   2.2
                                                      ------------                           -----------
     Income (loss) before taxes                               (5.1)                                 (8.4)
Provision for income taxes                                    (1.8)                                 (2.9)
                                                      ------------                           -----------
     Net Income (loss)                                $       (3.3)                          $      (5.5)
                                                      ============                           ===========

                        PROJECTED CASH FLOW STATEMENTS FOR THE PERIODS (IN MILLIONS):
                                                                        JULY - OCTOBER 2002    NOVEMBER - DECEMBER 2002
                                                                        -------------------    -----------------------

BEGINNING CASH                                                                   $    29.8                    $    5.0

CASH FLOWS FROM OPERATING ACTIVITIES:                                            $    (3.3)                   $   (5.5)
   Net Income (loss)
   Adjustments to reconcile net income (loss) to net
      cash provided by (used in) operating activities -
         Depreciation and amortization                                                 4.4                          --
         (Gain) Loss on sale of assets                                                 2.2                         8.0
         Changes in operating assets and liabilities, net of
         acquisitions and non-cash transactions
            Accounts Receivable                                                        9.3                        29.6
            Inventories                                                                3.3                        (2.0)
            Accounts Payable                                                          (4.1)                       (2.5)
            Prepaid expense and other                                                 (1.9)                       (2.9)
                                                                                 ---------                    --------
               Net cash provided by (used in) operating activities                     9.9                        24.7
                                                                                 ---------                    --------
CASH FLOWS FROM INVESTING ACTIVITIES:
            Purchase of property and equipment                                        (1.5)                       (0.8)
            Proceeds from Sales and Assets                                            62.7                        20.1
            Other investing, net                                                        --                          --
                                                                                 ---------                    --------
               Net cash provided by (used in) investing activities                  (61.2)                       19.3
                                                                                 ---------                    --------
CASH FLOWS FROM FINANCING ACTIVITIES:
            Net borrowings (repayments) on revolving credit facilities              (81.8)                      (44.0)
            Net borrowings (repayments) on long-term debt                              --                          --
                                                                                 ---------                    --------
               Net cash provided by (used in) financing activities                  (81.8)                      (44.0)
                                                                                 ---------                    --------

               NET INCREASE (DECREASE) IN CASH                                      (10.7)                       (0.0)
                                                                                 ---------                    --------
ENDING CASH                                                                      $    19.1                    $    5.0
                                                                                 =========                    ========

                                    EXHIBIT A

       SUMMARY OF TERMS PROVIDED IN COMMITMENT LETTERS FOR EXIT FINANCING


Revolving Credit Facility:                           $200 million

Term:                                                3 Years

Total Fees to Close:                                 $2.0 to $2.5 million

Service Fee:                                         $0.10 to $0.15 million per annum

Syndication Risk:                                    All agreements are fully underwritten by issuing
                                                     lender without flex pricing

Borrowing Base:

         Accounts Receivable                         85% of eligible accounts receivable

         Inventory                                   Lesser of 60% of eligible inventory; or 90% of
                                                     orderly liquidation value of eligible inventory

Choice of Interest Rate:

         Prime Rate plus                             0.00% to 1.25%

         Adjusted LIBOR plus                         2.00% to 3.00%

Unused Line Fee:                                     0.25% to 0.50%

Letters of Credit:

         Fronting Fee:                               0.25% to 1.75%

         Rate:                                       1.75% to 3.00%

         Sublimit:                                   $50 million

Prepayment Fee:                                      0.50% to 1.00% in Year 1 decreasing each year
                                                     thereafter

Rates and fees are adjusted based upon the company's fixed charge coverage ratios and/or excess availability.

Collateral:

     o   Cash, Accounts Receivable, Inventory.

     o   Equipment, Real Estate, Stock of Subsidiaries (Varies by lender).

Availability and Covenant Tests:

     o Minimum availability at closing: $40 to $50 million depending upon lender.

     o Fixed charge coverage ratios are not tested unless availability is less than $20 to $50 million depending upon lender.

     o If tested, the fixed charge coverage covenants range from 0.8 to 1.1 times.

                                   EXHIBIT B

            SCHEDULE OF OTHER SECURED CLAIMS WITH EFFECTIVE DATE PAYMENTS

                                  (ATTACHED.)

                                                                       EXHIBIT B

                                           METALS USA, INC.
            LIST OF SECURED CLAIMS AND THEIR PROPOSED TREATMENT UNDER THE PLAN OF REORGANIZATION


 CLAIM    CREDITOR                                               SCHEDULED                      ALLOWED AMOUNT
 NUMBER    NUMBER                CREDITOR NAME                    AMOUNT       CLAIMED AMOUNT     UNDER PLAN
-------   --------   ---------------------------------------   -------------   --------------   --------------

ABANDON COLLATERAL TO THE HOLDER OF THE ALLOWED OTHER SECURED CLAIM. [PLAN SECTION 9.1(b)]
  1773      9241     CONTINENTAL MANAGEMENT CO LLC                                 $41,512.00            $0.00
  1804     59668     F&D PARTNERS                                                  $73,128.00            $0.00
  812      10706     FIDELITY LEASING                                              $34,816.75            $0.00
  814      10706     FIDELITY LEASING                                               $4,465.12            $0.00
  1402     11137     GENERAL MOTORS ACCEPTANCE CORP                                $26,430.80            $0.00
  4245     60547     HALLMAN INC                                                  $164,003.44            $0.00
  1807     59671     KEY EQUIPMENT FINANCE                                      $1,037,641.69            $0.00
            6717     KEYCORP LEASING                             $133,304.90                             $0.00
  1491     13182     NATIONAL CITY BANK OF OHIO                                    $21,645.76            $0.00
  3931     60385     NISSAN MOTOR ACCEPTANCE                                        $1,520.00            $0.00
  1062     14426     SUMTER ELECTRIC COOP                                          $13,235.38            $0.00
  4574     60614     TOYOTA MOTOR CREDIT CORP                                       $5,942.20            $0.00
  4575     60614     TOYOTA MOTOR CREDIT CORP                                       $3,945.17            $0.00

REINSTATE ALLOWED OTHER SECURED CLAIM WITH ALL EXISTING DEFAULTS CURED. [PLAN SECTION 9.1(c)]
  3976     14903     AMERICAN NATIONAL BANK                      $865,387.00      $865,436.43      $575,966.00
  4112      6745     BANK ONE (Guliford)                       $1,900,000.00    $2,028,767.00    $1,700,000.00
  4110      1673     BANK ONE (Muskogee)                       $6,000,000.00    $5,773,973.00    $5,700,000.00
  1183      9172     CIT TECHNOLOGY FINANCING SERVICES INC                          $9,238.03        $9,238.03
  1184      9172     CIT TECHNOLOGY FINANCING SERVICES INC           $117.47        $5,809.95        $5,809.95
            7127     EMC INDUSTRIES LLC                          $322,969.78                       $322,969.78
            7127     EMC INDUSTRIES LLC                          $325,251.00                       $325,251.00
  2840     10168     ENTERPRISE LEASING                                            $28,310.04       $28,310.04
  811      10706     FIDELITY LEASING                                               $5,327.56        $5,327.56
  813      10706     FIDELITY LEASING                                              $15,539.10       $15,539.10
  815      10706     FIDELITY LEASING                                               $4,066.62        $4,066.62
  816      10706     FIDELITY LEASING                                               $3,754.01        $3,754.01
  817      10706     FIDELITY LEASING                                              $25,058.81       $25,058.81
  818      10706     FIDELITY LEASING                                              $23,216.28       $23,216.28
  819      10706     FIDELITY LEASING                                               $6,637.20        $6,637.20
  820      10706     FIDELITY LEASING                                              $11,289.41       $11,289.41
  821      10706     FIDELITY LEASING                                               $8,124.95        $8,124.95
  399      10976     FORD MOTOR CREDIT CO                                          $17,689.74       $17,689.74
  1261     11091     GE CAPITAL AUTO FINANCIAL SERVICES INC                        $15,677.04       $15,677.04
  1732     11113     GELCO CORP                                   $15,467.40       $56,932.29       $56,932.29
  4245     60547     HALLMAN INC                                                  $164,003.44       $76,330.87
            6717     KEYCORP LEASING                             $183,517.28                       $183,517.28
  4416     10383     MID AMERICA BANK                                              $68,735.28       $68,735.28
  1001     14611     US BANCORP BUSINESS EQUIP FINANCE GROUP                       $25,821.11       $25,821.11
  3392      7454     U B VEHICLE LEASING                                           $26,102.97       $26,102.97


TOTAL CASH PAYMEN  TS ON THE EFFECTIVE DATE


                                                                 CASH PAYMENT      FOR TREATMENT OF
 CLAIM    CREDITOR                                             ON THE EFFECTIVE     CLAIM REFER TO
 NUMBER    NUMBER                CREDITOR NAME                       DATE                PLAN
-------   --------   ---------------------------------------   ----------------    ----------------

ABANDON COLLATERAL TO THE HOLDER OF THE ALLOWED OTHER SECURED CLAIM. [PLAN SECTION 9.1(b)]
  1773      9241     CONTINENTAL MANAGEMENT CO LLC                       $0.00     Section 9.1 ( b )
  1804     59668     F&D PARTNERS                                        $0.00     Section 9.1 ( b )
  812      10706     FIDELITY LEASING                                    $0.00     Section 9.1 ( b )
  814      10706     FIDELITY LEASING                                    $0.00     Section 9.1 ( b )
  1402     11137     GENERAL MOTORS ACCEPTANCE CORP                      $0.00     Section 9.1 ( b )
  4245     60547     HALLMAN INC                                         $0.00     Section 9.1 ( c )   note (2)
  1807     59671     KEY EQUIPMENT FINANCE                               $0.00     Section 9.1 ( b )
            6717     KEYCORP LEASING                                     $0.00     Section 9.1 ( b )
  1491     13182     NATIONAL CITY BANK OF OHIO                          $0.00     Section 9.1 ( b )
  3931     60385     NISSAN MOTOR ACCEPTANCE                             $0.00     Section 9.1 ( b )
  1062     14426     SUMTER ELECTRIC COOP                                $0.00     Section 9.1 ( b )   Note (1)
  4574     60614     TOYOTA MOTOR CREDIT CORP                            $0.00     Section 9.1 ( b )
  4575     60614     TOYOTA MOTOR CREDIT CORP                            $0.00     Section 9.1 ( b )

REINSTATE ALLOWED OTHER SECURED CLAIM WITH ALL EXISTING DEFAULTS CURED. [PLAN SECTION 9.1(c)]
  3976     14903     AMERICAN NATIONAL BANK                              $0.00     Section 9.1 ( c )
  4112      6745     BANK ONE (Guliford)                                 $0.00     Section 9.1 ( c )
  4110      1673     BANK ONE (Muskogee)                                 $0.00     Section 9.1 ( c )
  1183      9172     CIT TECHNOLOGY FINANCING SERVICES INC               $0.00     Section 9.1 ( c )
  1184      9172     CIT TECHNOLOGY FINANCING SERVICES INC             $117.47     Section 9.1 ( c )
            7127     EMC INDUSTRIES LLC                              $1,866.67     Section 9.1 ( c )
            7127     EMC INDUSTRIES LLC                              $1,866.67     Section 9.1 ( c )
  2840     10168     ENTERPRISE LEASING                             $27,905.31     Section 9.1 ( c )
  811      10706     FIDELITY LEASING                                    $0.00     Section 9.1 ( c )
  813      10706     FIDELITY LEASING                                    $0.00     Section 9.1 ( c )
  815      10706     FIDELITY LEASING                                    $0.00     Section 9.1 ( c )
  816      10706     FIDELITY LEASING                                    $0.00     Section 9.1 ( c )
  817      10706     FIDELITY LEASING                                  $293.37     Section 9.1 ( c )
  818      10706     FIDELITY LEASING                                    $0.00     Section 9.1 ( c )
  819      10706     FIDELITY LEASING                                    $0.00     Section 9.1 ( c )
  820      10706     FIDELITY LEASING                                    $0.00     Section 9.1 ( c )
  821      10706     FIDELITY LEASING                                    $0.00     Section 9.1 ( c )
  399      10976     FORD MOTOR CREDIT CO                              $743.58     Section 9.1 ( c )
  1261     11091     GE CAPITAL AUTO FINANCIAL SERVICES INC              $0.00     Section 9.1 ( c )
  1732     11113     GELCO CORP                                     $28,912.75     Section 9.1 ( c )
  4245     60547     HALLMAN INC                                     $8,314.31     Section 9.1 ( c )   note (2)
            6717     KEYCORP LEASING                                     $0.00     Section 9.1 ( c )
  4416     10383     MID AMERICA BANK                                    $0.00     Section 9.1 ( c )
  1001     14611     US BANCORP BUSINESS EQUIP FINANCE GROUP             $0.00     Section 9.1 ( c )
  3392      7454     U B VEHICLE LEASING                                 $0.00     Section 9.1 ( c )
                                                                    ----------

TOTAL CASH PAYMENTS ON THE EFFECTIVE DATE                           $70,020.13
                                                                    ==========



                                                                       EXHIBIT B

                                            METALS USA, INC.
            LIST OF SECURED CLAIMS AND THEIR PROPOSED TREATMENT UNDER THE PLAN OF REORGANIZATION


ALLOWED IMPAIRED OTHER SECURED CLAIMS RECEIVING A NOTE PROVIDING FOR PAYMENT OVER TIME. [PLAN SECTION 10.1]
            6711     TRUSTEE-PNC BANK OHIO (Wayne Steel)       $1,000,000.00                             $0.00
            6710     TRUSTEE-NATIONAL CITY BANK                  $800,000.00                             $0.00
            6711     TRUSTEE-PNC BANK OHIO (Wayne Steel)       $6,500,000.00                             $0.00
  4111      6745     BANK ONE (Wayne Steel)                            $0.00    $8,432,347.00    $8,100,000.00
  4107     60200     JP MORGAN TRUST COMPANY                           $0.00    $3,260,000.00    $3,260,000.00


            6711     TRUSTEE-PNC BANK OHIO (Wayne Steel)                 $0.00                         note  (3)
            6710     TRUSTEE-NATIONAL CITY BANK                          $0.00                         note  (4)
            6711     TRUSTEE-PNC BANK OHIO (Wayne Steel)                 $0.00                         note  (3)
  4111      6745     BANK ONE (Wayne Steel)                              $0.00     Section 10.1        note  (5)
  4107     60200     JP MORGAN TRUST COMPANY                             $0.00     Section 10.1        note  (6)

   NOTES:
   ------

    (1) Sumter Electric Coop currently holds a cash deposit in the amount of $10,400. This collateral will be abandoned to Sumter Electric Coop in accordance with Section 9.1(b) of the Plan of Reorganization. The remaining $2,835.38 of their claim is unsecured and will be treated as a General Unsecured Claim in accordance with the plan.

    (2) This claim represents two separate leases. The first secured lease in the amount of $76,330.87 will be cured and reinstated. The collateral securing the second lese in the amount of $87,672.57 will be abandoned and the claim extinguished.

    (3) The scheduled amount of $1,000,000 and $6,500,000 in the name of "Trustee-PNC Bank Ohio" relates to IRB bonds. The bonds held by PNC Bank Ohio were secured by Letters of Credit issued by Bank One. Those Letters of Credit were drawn upon and paid PNC Bank Ohio in full for the bonds, therefore Trustee - PNC Bank Ohio does not have a claim in this case. Claim number 4111 filed by Bank One relates to the Letters of Credit that were drawn to pay the bonds and will be treated in accordance with Section 10.1 of the Plan of Reorganization as described in note 5 below.

    (4) The scheduled amount of $800,000 in the name of "Trustee-National City Bank" relates to IRB bonds. The bonds held by National City Bank were secured by a Letter of Credit issued by Bank One. That Letter of Credit was drawn upon which paid National City Bank in full on the bonds, therefore Trustee - National City Bank does not have a claim in this case. Claim number 4111 filed by Bank One relates to the Letter of Credit that was drawn to pay the bond and will be treated in accordance with Section 10.1 of the Plan of Reorganization as described in note 5 below.

    (5) The Bank One Letters of Credit have been drawn to pay off IRB loans. Bank One will retain the lien securing such claim and receive a note evidencing such secured claim which will provide deferred cash payments totaling at least the allowed amount of such claim as follows:

            a)    Principal Amount                                  $8,100,000.00
            b)    Interest Rate                                              6.5%
            c)    Term                                                   10 years
            d)    Principal Amortization                                 15 years
            e)    Payment of Interest and amortization                  Quarterly
            e)    Security                                   retain existing lien on real property & building
            f)    No Pre-payment penalty                     located at Jeffersonville, Indiana and Randellman,
                                                             North Carolina

    (6) JP Morgan Trust currently holds IRB bonds. Those bonds are secured by a Letter of Credit issued by Key Bank. The debtor intends to reject the lease related to the facility which secures the IRB. As a result it is anticipated that JP Morgan Trust will draw the Key Bank Letter of Credit which will pay JP Morgan Trust in full and result in Key Bank having a secured claim which will be treated in accordance with Section
         10.1 of the Plan of Reorganization. Key Bank will retain the lien securing such claim and receive a note evidencing such secured claim which will provide deferred cash payments totaling at least the allowed amount of such claim as follows:

            a)    Principal Amount                                  $3,260,000.00
            b)    Interest Rate                                              6.5%
            c)    Term                                                   10 years
            d)    Principal Amortization                                 15 years
            e)    Payment of Interest and amortization                  Quarterly
            e)    Security                                  retain existing lien on real property & building
            f)    No Pre-payment penalty                    located at Canton, Ohio

                                                                     EXHIBIT B.1

                                            METALS USA, INC.
                         LIST OF CLAIMS CLAIMING SECURITY BUT NOT SECURED CLAIMS


                                                                                                            FOR TREATMENT OF
                                                                                                            SCHEDULE OR CLAIM
 CLAIM NUMBER   CREDITOR NUMBER            CREDITOR NAME              SCHEDULED AMOUNT    CLAIMED AMOUNT     AMOUNT REFER TO
 ------------   ---------------  ----------------------------------   ----------------   ----------------  -----------------

     4027           14903        AMERICAN NATIONAL BANK                                       $865,436.43       Footnote 1
     4174           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4175           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4176           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4177           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4178           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4179           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4180           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4181           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4182           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4183           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4184           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4185           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4186           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4187           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4188           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4189           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4190           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4191           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4192           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4193           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4194           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4195           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4196           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4197           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4199           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4200           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4201           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4202           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4203           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4204           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4205           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4206           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4207           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4208           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4209           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1



                                                                     EXHIBIT B.1
                                            METALS USA, INC.
                         LIST OF CLAIMS CLAIMING SECURITY BUT NOT SECURED CLAIMS


                                                                                                            FOR TREATMENT OF
                                                                                                            SCHEDULE OR CLAIM
 CLAIM NUMBER   CREDITOR NUMBER            CREDITOR NAME              SCHEDULED AMOUNT    CLAIMED AMOUNT     AMOUNT REFER TO
 ------------   ---------------  ----------------------------------   ----------------   ----------------  -----------------

     4210           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4212           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4213           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4214           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4215           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4216           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4217           60493        BANK OF AMERICA NA                                       $282,707,414.38       Footnote 1
     4109           60465        BANK ONE NA                                               $16,235,086.74       Footnote 1
     4110           60465        BANK ONE NA                                               $16,235,086.74       Footnote 1
     4111           60465        BANK ONE NA                                                $8,432,346.62       Footnote 1
     4283           60465        BANK ONE NA                                               $16,235,086.74       Footnote 1
     4285           60465        BANK ONE NA                                                $8,432,346.62       Footnote 1
     3691           60198        CITY PUBLIC SERVICE                                              $861.94       Footnote 1
     1466            9205        COMAL, COUNTY OF                                              $71,466.83       Footnote 1
     1473            9205        COMAL, COUNTY OF                                              $71,466.83       Footnote 1
     1599            9205        COMAL, COUNTY OF                                              $77,184.18       Footnote 1
     3704            7961        CYPRESS-FAIRBANKS ISD                                         $15,011.80       Footnote 1
     1360            9559        DESANTO, WILLIAM T                                            $15,000.00       Footnote 1
     3672            9559        DESANTO, WILLIAM T                                            $15,000.00       Footnote 1
     3673            9559        DESANTO, WILLIAM T                                            $15,000.00       Footnote 1
     4074           50553        F-D PARTNERS                                                  $73,128.00       Footnote 1
     4121           50553        F-D PARTNERS                                                  $73,128.00       Footnote 1
     2897           10576        FEDERAL MARINE TERMINALS INC                                   $8,651.76       Footnote 1
     1537            7669        FLORIDA, STATE OF                                                $357.14       Footnote 1
     4454           60547        HALLMAN INC                                                  $164,003.44       Footnote 1
     4277           60560        IPSCO INC                                                  $6,330,674.09       Footnote 1
     4106           60200        JP MORGAN TRUST CO                                         $3,260,000.00       Footnote 1
     3651           60191        KANSAS, STATE OF                                               $1,520.05       Footnote 1
     3652           60191        KANSAS, STATE OF                                                 $251.25       Footnote 1
     1067           12569        MARICOPA, COUNTY OF                                           $43,218.67       Footnote 1
     1376            5435        MCKEY PERFORATING                                             $70,593.18       Footnote 1
     4553           34811        S B INC                                                       $23,415.38       Footnote 1
     1472           14143        SCHERTZ, CITY OF                                              $10,273.78       Footnote 1
     1597           14143        SCHERTZ, CITY OF                                              $11,720.31       Footnote 1
     2876            7919        UVALDE, COUNTY OF                                                 $49.51       Footnote 1
      291            7919        UVALDE, COUNTY OF                                                $686.62       Footnote 1



                                                                     EXHIBIT B.1
                                            METALS USA, INC.
                         LIST OF CLAIMS CLAIMING SECURITY BUT NOT SECURED CLAIMS


                                                                                                            FOR TREATMENT OF
                                                                                                            SCHEDULE OR CLAIM
 CLAIM NUMBER   CREDITOR NUMBER            CREDITOR NAME              SCHEDULED AMOUNT    CLAIMED AMOUNT     AMOUNT REFER TO
 ------------   ---------------  ----------------------------------   ----------------   ----------------  -----------------

      237            8805        ARIZONA, STATE OF                                             $15,716.04       Footnote 2
      337           58365        CON-WAY TRANSPORTATION                                         $7,433.00       Footnote 2
     1019            1953        CULLIGAN WATER CONDITIONING                                      $240.00       Footnote 2
      332            7961        CYPRESS-FAIRBANKS ISD                                        $262,246.98       Footnote 2
      919            9735        DUKE ENERGY CORP                                              $20,464.42       Footnote 2
     1182           10168        ENTERPRISE LEASING                                            $28,310.04       Footnote 2
     1624           10576        FEDERAL MARINE TERMINALS INC                                   $8,651.76       Footnote 2
     1752           10874        FLORIDA EXTRUDERS INT                                        $331,557.43       Footnote 2
      166            7669        FLORIDA, STATE OF                                                $348.00       Footnote 2
     1812            7669        FLORIDA, STATE OF                                                 $81.89       Footnote 2
      277            7669        FLORIDA, STATE OF                                              $1,714.72       Footnote 2
      248            7876        FREEMAN & FREEMAN TRUCKING CO                                  $6,232.43       Footnote 2
      334            7963        HARRIS COUNTY/CITY OF HOUSTON                                $181,578.66       Footnote 2
      333           50722        HOUSTON ISD                                                   $67,546.27       Footnote 2
     1465           14143        SCHERTZ, CITY OF                                              $10,273.78       Footnote 2
     1598           14143        SCHERTZ, CITY OF                                              $10,438.58       Footnote 2


     1740            8550        ADVANTA BANK CORP                                             $12,927.88       Footnote 3
     3226            3783        ATCO INTERNATIONAL                            $146.37            $146.37       Footnote 3
     3753           60198        CITY PUBLIC SERVICE                                              $861.94       Footnote 3
      826           14144        CLARK, COUNTY OF                                               $6,577.33       Footnote 3
     2510            1953        CULLIGAN WATER CONDITIONING                   $120.00            $240.00       Footnote 3
     2474           27070        DIGIFONE GADSDEN INC                                             $250.39       Footnote 3
     3560           10874        FLORIDA EXTRUDERS INT                                        $331,557.43       Footnote 3
      559           11204        GRAND RAPIDS WATER SYSTEM                                        $156.22       Footnote 3
     4083           60560        IPSCO INC                                                  $6,330,674.09       Footnote 3
     1063            4022        LABARGE PIPE & STEEL CO                    $14,911.64         $14,911.64       Footnote 3
     3290            5387        LINC SYSTEMS                                  $636.26            $943.03       Footnote 3
      640            4037        LOUISIANA EXPRESS                             $115.81          $4,480.00       Footnote 3
      990            5429        MCCARTY & SONS INC                                             $1,150.38       Footnote 3
     1644           12765        METAL EXCHANGE CORP                        $21,492.38        $154,394.87       Footnote 3
     2982            4479        MULTIFAB INC                                $2,024.24          $5,075.04       Footnote 3
      420            2961        MUSTANG INDUSTRIAL EQUIP                   $35,249.00         $38,157.04       Footnote 3
     1077           13709        PACIFIC GAS AND ELECTRIC CO                 $2,706.86          $3,546.90       Footnote 3
     1260            5604        PENATEK INDUSTRIES INC                     $48,461.92         $27,886.56       Footnote 3



                                                                     EXHIBIT B.1
                                            METALS USA, INC.
                         LIST OF CLAIMS CLAIMING SECURITY BUT NOT SECURED CLAIMS


                                                                                                            FOR TREATMENT OF
                                                                                                            SCHEDULE OR CLAIM
 CLAIM NUMBER   CREDITOR NUMBER            CREDITOR NAME              SCHEDULED AMOUNT    CLAIMED AMOUNT     AMOUNT REFER TO
 ------------   ---------------  ----------------------------------   ----------------   ----------------  -----------------

     1716           13782        PENNSYLVANIA STEEL CO INC                   $9,434.99          $9,746.29       Footnote 3
     4404            5624        PORT METAL PROCESSING                          $50.00            $250.00       Footnote 3
     1224            3078        RIDDLE TIRE WAREHOUSE INC                   $2,434.53          $2,434.53       Footnote 3
      897           58750        RUSSEL METALS/BAHCALL GROUP                                   $16,526.33       Footnote 3
     2872            6413        SRP                                           $309.66          $1,254.23       Footnote 3


                     6602        BANK OF AMERICA                        $78,041,074.00                          Footnote 4
     4198           60493        BANK OF AMERICA NA                    $178,452,864.00    $282,707,414.38       Footnote 4
     4270            7615        PNC BANK NA                             $6,545,076.58      $4,135,672.00       Footnote 4


     1190            8494        ADA, COUNTY OF                                                     $0.00       Footnote 5
      745            8494        ADA, COUNTY OF                                                     $0.00       Footnote 5
     2805           49901        BERNALILLO, COUNTY OF                                            $147.21       Footnote 5
      833            7625        BEXAR, COUNTY OF                                                 $966.11       Footnote 5
                     6759        BILLY W THOMPSON                            $3,654.00                          Footnote 5
                     6753        BROWARD COUNTY TAX COLLECTOR                   $70.00                          Footnote 5
     2953           59797        CHARLESTON, COUNTY OF                                             $91.98       Footnote 5
                     6749        CITY OF COLUMBUS                            $4,943.00                          Footnote 5
                     6751        CITY OF GREENVILLE                          $2,391.00                          Footnote 5
                     6760        CITY OF OAKWOOD                                $32.00                          Footnote 5
     1630            9205        COMAL, COUNTY OF                                              $71,466.83       Footnote 5
       34            7657        DALLAS, COUNTY OF                                             $28,188.40       Footnote 5
     1281            9551        DENVER, CITY AND COUNTY OF                                     $2,243.73       Footnote 5
      102            7730        ESCAMBIA, COUNTY OF                                            $3,130.31       Footnote 5
                     6758        FREDA P ROBERTS                            $94,653.00                          Footnote 5
      253            7881        GARFIELD COUNTY TREASURER                                     $18,613.77       Footnote 5
                     6748        GREG D ANDREWS                             $13,751.00                          Footnote 5
     1836           59700        GREGG, COUNTY OF                                                 $891.13       Footnote 5
                     6750        GUILFORD COUNTY TAX DEPARTMENT             $24,931.00                          Footnote 5
     4461           11297        GUILFORD, COUNTY OF                                              $891.15       Footnote 5
      582           11297        GUILFORD, COUNTY OF                                              $727.17       Footnote 5
                     6756        HARRY LEE                                  $47,905.00                          Footnote 5
      707           11514        HINDS, COUNTY OF                                               $1,495.71       Footnote 5
     1371            8089        IRVING INDEPENDENT SCHOOL DISTRICT                             $4,011.05       Footnote 5
                     6747        JACK WILLIAMS                              $29,916.00                          Footnote 5



                                                                     EXHIBIT B.1
                                            METALS USA, INC.
                         LIST OF CLAIMS CLAIMING SECURITY BUT NOT SECURED CLAIMS


                                                                                                            FOR TREATMENT OF
                                                                                                            SCHEDULE OR CLAIM
 CLAIM NUMBER   CREDITOR NUMBER            CREDITOR NAME              SCHEDULED AMOUNT    CLAIMED AMOUNT     AMOUNT REFER TO
 ------------   ---------------  ----------------------------------   ----------------   ----------------  -----------------

     1324           12046        JACKSON, COUNTY OF                                               $223.78       Footnote 5
     4114           60492        JEFFERSON, COUNTY OF                                           $2,768.12       Footnote 5
                     6752        JERRY D MAYHUGH                             $9,789.00                          Footnote 5
                     6746        JUDY PITTS                                  $1,544.00                          Footnote 5
                     6761        KEITH ECHOLS                               $44,546.00                          Footnote 5
     1195           34379        KING, COUNTY OF                                                $7,757.57       Footnote 5
       90            7719        LAKE, COUNTY OF                                               $17,570.38       Footnote 5
     1516            8110        LOUISIANA, STATE OF                                                $0.00       Footnote 5
     3329           50283        LOUISVILLE, CITY OF                                               $20.11       Footnote 5
                     6754        LYNWOOD ROBERTS                            $27,193.00                          Footnote 5
     1104           12569        MARICOPA, COUNTY OF                                           $43,218.67       Footnote 5
      712           58433        MESQUITE, CITY OF                                            $109,729.71       Footnote 5
     1109           12928        MILWAUKEE, CITY OF                                            $77,967.98       Footnote 5
     1540           13117        MULTNOMAH, COUNTY OF                                          $21,068.35       Footnote 5
                     6762        NEW HANOVER COUNTY TAX OFFICE              $21,230.00                          Footnote 5
     1347           11035        OKLAHOMA, COUNTY OF                                            $5,818.97       Footnote 5
     4568           60612        PINE TREE ISD                                                  $2,008.46       Footnote 5
                     6757        POLK, COUNTY OF                            $37,403.00                          Footnote 5
      106            6757        POLK, COUNTY OF                                                  $903.74       Footnote 5
       11            6757        POLK, COUNTY OF                                               $25,578.36       Footnote 5
     1629           14143        SCHERTZ, CITY OF                                              $10,438.58       Footnote 5
     1943           59726        TRAVIS, COUNTY OF                                              $1,024.77       Footnote 5
     3280            7919        UVALDE, COUNTY OF                                                 $49.51       Footnote 5
     1993            3229        WENCO INC                                 $145,950.00        $145,950.00       Footnote 5


     3728           60212        BMW FINANCIAL SERVICES NA                                     $42,128.16       Footnote 6
     1735           11113        GELCO CORP                                                    $56,932.29       Footnote 6
     1737           11113        GELCO CORP                                                    $56,932.29       Footnote 6


     3783            3532        AMERISTEEL                                $248,709.30        $188,201.44       Footnote 7
     3784            3532        AMERISTEEL                                 $17,655.05        $264,237.03       Footnote 7
     3785            3532        AMERISTEEL                              $1,155,419.09      $1,030,714.55       Footnote 7
     3786            3532        AMERISTEEL                                $260,589.12        $236,052.66       Footnote 7
                     7045        CENTRAL STEEL & WIRE COMPANY                $6,030.52                          Footnote 7
     2241            5047        CHICAGO TUBE & IRON CO                        $861.43            $861.43       Footnote 7



                                                                     EXHIBIT B.1
                                            METALS USA, INC.
                         LIST OF CLAIMS CLAIMING SECURITY BUT NOT SECURED CLAIMS


                                                                                                            FOR TREATMENT OF
                                                                                                            SCHEDULE OR CLAIM
 CLAIM NUMBER   CREDITOR NUMBER            CREDITOR NAME              SCHEDULED AMOUNT    CLAIMED AMOUNT     AMOUNT REFER TO
 ------------   ---------------  ----------------------------------   ----------------   ----------------  -----------------

                     6736        COREY STEEL CO                              $4,033.58                          Footnote 7
                      813        FERALLOY CORPORATION                       $20,046.14                          Footnote 7
      937           11148        GEORGIA-PACIFIC CORP                                          $83,349.75       Footnote 7
                     6735        OAK CREEK PALLET CO INC                     $1,161.00                          Footnote 7


     3866           21891        AMERICAN FAMILY CARE                                             $237.23       Footnote 8
     4284           60465        BANK ONE NA                                               $16,235,086.74       Footnote 8
     3105           20446        B & V BATTERY                                                    $993.31       Footnote 8
     4055           59979        BIERBASZ JT TEN, DON E & MARBETH J                             $5,405.80       Footnote 8
                     6755        CITY OF KENNER                              $7,810.00                          Footnote 8
     3703            7961        CYPRESS-FAIRBANKS ISD                                         $15,011.80       Footnote 8
     1533            7657        DALLAS, COUNTY OF                                                $780.25       Footnote 8
     3674            9559        DESANTO, WILLIAM T                                            $15,000.00       Footnote 8
      250            7878        GAINESVILLE, CITY OF                                               $8.87       Footnote 8
     1736           11113        GELCO CORP                                                    $56,932.29       Footnote 8
     3705            7963        HARRIS COUNTY/CITY OF HOUSTON                                $115,797.67       Footnote 8
     3743            7963        HARRIS COUNTY/CITY OF HOUSTON                                 $20,571.85       Footnote 8
     3697           60204        HIDALGO, COUNTY OF                                             $7,063.68       Footnote 8
     3741           50722        HOUSTON ISD                                                    $3,225.09       Footnote 8
     3756           50722        HOUSTON ISD                                                    $5,337.49       Footnote 8
     4530           60211        INTERNAL REVENUE SERVICE                                      $19,232.12       Footnote 8
     3276            5541        NEAL GERBER & EISENBERG                     $5,794.89         $53,061.77       Footnote 8
     1952           59735        NEVADA, STATE OF                                                 $692.84       Footnote 8
      181            7652        PENNSYLVANIA, COMMONWEALTH OF                                $827,137.73       Footnote 8
     4563           60612        PINE TREE ISD                                                  $2,169.13       Footnote 8
     4562           60611        RANDOLPH, COUNTY OF                                           $52,131.26       Footnote 8
                     6718        RECONCILING AMOUNT                          $3,177.00                          Footnote 8
     4084           35522        VERWEY, ROBERT                                                $19,422.43       Footnote 8


     1523            8083        DASILVEIRA SOUTHWEST INC                                     $254,508.00       Footnote 9


FOOTNOTES:
----------

(1) This claim is being objected to pursuant to Claim Objection No.2:Debtors' First Omnibus Objection To Duplicate Claims pursuant to bankruptcy local rule 3007 (b)(1) [dkt. no.1771] set for hearing on October 8th, 2002 at 9:00am.

                                                                     EXHIBIT B.1

                                METALS USA, INC.
            LIST OF CLAIMS CLAIMING SECURITY BUT NOT SECURED CLAIMS



(2) This claim is being objected to pursuant to Claim Objection No.3:Debtors' First Omnibus Objection To Amended And Superceded Claims pursuant to bankruptcy local rule 3007 (b)(1) [dkt. no.1769] set for hearing on October 8th, 2002 at 9:30am.

(3) This claim is being objected to pursuant to Claim Objection No.5:Debtors' First Omnibus Objection To Improperly Classified Claims pursuant to bankruptcy local rule 3007 (b)(2) [dkt. no.1770] set for hearing on October 8th, 2002 at 10:30am.

(4) This claim or scheduled amount represents pre-petition bank debt which has been paid in accordance with the Debtor-in-Possession loan agreement dated January 2, 2002.

(5) This claim or scheduled amount represents pre-petition liabilities which have been paid pursuant to court orders.

(6) This claim represent a lease which has been assumed and assigned by debtors to a purchaser pursuant to Section 365 of the Bankruptcy Code.

(7) This reclamation claim was filed as a secured claim, but will be treated as an administrative expense pursuant to Section 546 of the Bankruptcy Code to the extent such claim is determined to be a valid reclamation claim. To the extent these claims are not valid reclamation claims, they will be treated as Class 4 General Unsecured Claims.

(8) Claim will be objected to on various grounds.

(9) This claim has been objected to. Claimants setoff rights, if any, will be preserved pursuant to Section 553 of the Bankruptcy Code and paragraph 20.4 of the Debtors' Plan of Reorganization.

                                    EXHIBIT C

                   LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS


                                   (ATTACHED.)

                                                                                                                        EXHIBIT 99.C

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42568   NATIONAL MANUFACTURING,            7568   ADT SECURITY SERVICES               EXECUTORY CONTRACTS                  $0.00
           INC.                                                                          SECURITY CONTRACT
------------------------------------------------------------------------------------------------------------------------------------
01-42544   CORNERSTONE METALS CORPORATION            ADT SECURITY SERVICES INC           EXECUTORY CONTRACTS                $928.00
                                                     5400 WEST ROSECRANS                 CORNERSTONE METALS
                                                     HAWTHORNE CA 90250                  SECURITY SERVICES CONTRACT
                                                                                         TERM 08/23/00-08/23/05
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND SHAPES       7307   AETNA US HEALTHCARE                 EXECUTORY CONTRACTS                  $0.00
           NORTHEAST, L.P.                                                               METALS USA PLATES AND SHAPES
                                                                                         INSURANCE CONTRACT
                                                                                         MEDICAL BENEFITS (RHODE ISLAND
                                                                                         EMPLOYEES ONLY)
                                                                                         RENEWAL 10/1/2002
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND SHAPES       7306   AETNA US HEALTHCARE                 EXECUTORY CONTRACTS                  $0.00
           NORTHEAST, L.P.                                                               METALS USA PLATES AND SHAPES
                                                                                         INSURANCE CONTRACT
                                                                                         MEDICAL BENEFITS
                                                                                         RENEWAL 10/1/2002
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND SHAPES       7361   AIR GAS-GULF STATES INC             UNEXPIRED LEASES                    $70.93
           SOUTHEAST, INC.                                                               METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         OXYGEN TANK
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND SHAPES       7361   AIR GAS-GULF STATES INC             UNEXPIRED LEASES                 $1,292.16
           SOUTHEAST, INC.                                                               METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         OXYGEN TANK
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND SHAPES       7361   AIR GAS-GULF STATES INC             UNEXPIRED LEASES                   $260.22
           SOUTHEAST, INC.                                                               METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         GAS CYLINDERS
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND SHAPES       7363   AIRGAS                              UNEXPIRED LEASES                 $1,817.15
           SOUTHEAST, INC.                                                               METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         OXYGEN TANK
------------------------------------------------------------------------------------------------------------------------------------
42567      METALS USA SPECIALTY                      AK STEEL                            EXECUTORY CONTRACT                   $0.00
           METALS NORTHCENTRAL INC                                                       SUPPLY & REBATE AGREEMENT
                                                                                         THROUGH 09/30/02
------------------------------------------------------------------------------------------------------------------------------------
01-42535   METALS USA REALTY COMPANY          7561   ALPER COMPANY LLC                   UNEXPIRED LEASES                 $5,631.11
                                                                                         METALS USA REALTY COMPANY
                                                                                         NONRESIDENTIAL REAL
                                                                                         PROPERTY
                                                                                         2925 HWY 421 N WILMINGTON NC
                                                                                         28401
------------------------------------------------------------------------------------------------------------------------------------
01-42535   METALS USA REALTY COMPANY          7561   ALPER COMPANY LLC                   UNEXPIRED LEASES                 $1,260.00
                                                                                         METALS USA REALTY COMPANY
                                                                                         NONRESIDENTIAL REAL
                                                                                         PROPERTY
                                                                                         2927 HWY 421 N WILMINGTON NC
                                                                                         28401
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON FLAT ROLLED INC         AMADA LEASING CORP                  UNEXPIRED LEASES                     $0.00
                                                     DEPT LA 22096                       EQUIPMENT LEASE
                                                     PASADENA CA 91185                   VIPROS QUEEN 357 TURRET PUNCH
                                                                                         LOCATION RANDLEMAN
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                    7549   AMANO BUSINESS CREDIT               UNEXPIRED LEASES                   $263.60
           PRODUCTS, L.P.                                                                GERARD ROOFING TECH CA
                                                                                         $1 BUYOUT
                                                                                         TIME CLOCK SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7506   AMERICAN BUS MACHINES               UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         OFFICE EQUIP
                                                                                         HOUSTON COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7506   AMERICAN BUS MACHINES               UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         OFFICE EQUIP
                                                                                         HOUSTON COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7506   AMERICAN BUS MACHINES               UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         OFFICE EQUIP
                                                                                         DALLAS COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7506   AMERICAN BUS MACHINES               UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         OFFICE EQUIP
                                                                                         DALLAS COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7506   AMERICAN BUS MACHINES               UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         OFFICE EQUIP
                                                                                         LAS VEGAS COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7506   AMERICAN BUS MACHINES               UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         OFFICE EQUIP
                                                                                         HOUSTON COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7506   AMERICAN BUS MACHINES               UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         OFFICE EQUIP
                                                                                         HOUSTON COPIER
------------------------------------------------------------------------------------------------------------------------------------

                                                          1 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7506   AMERICAN BUS MACHINES               UNEXPIRED LEASES                   $293.37
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         OFFICE EQUIP
                                                                                         HOUSTON COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7506   AMERICAN BUS MACHINES               UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         OFFICE EQUIP
                                                                                         HOUSTON COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7506   AMERICAN BUS MACHINES               UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         OFFICE EQUIP
                                                                                         TUCSON COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7140   AMERICAN HOME ASSURANCE             EXECUTORY CONTRACTS                  $0.00
                                                     COMPANY                             WORKERS' COMPENSATION
                                                                                         INSURANCE POLICY
                                                                                         WC5277462
                                                                                         EXPIRATION DATE 10/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7140   AMERICAN HOME ASSURANCE             EXECUTORY CONTRACTS                  $0.00
                                                     COMPANY                             WORKERS' COMPENSATION
                                                                                         INSURANCE POLICY
                                                                                         WC5277458
                                                                                         EXPIRATION DATE 10/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7140   AMERICAN HOME ASSURANCE             EXECUTORY CONTRACTS                  $0.00
                                                     COMPANY                             WORKERS' COMPENSATION
                                                                                         INSURANCE POLICY
                                                                                         WC5277457
                                                                                         EXPIRATION DATE 10/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7140   AMERICAN HOME ASSURANCE             EXECUTORY CONTRACTS                  $0.00
                                                     COMPANY                             BUSINESS AUTOMOBILE INSURANCE
                                                                                         POLICY
                                                                                         RMCA5348777
                                                                                         EXPIRATION DATE 10/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7140   AMERICAN HOME ASSURANCE             EXECUTORY CONTRACTS                  $0.00
                                                     COMPANY                             BUSINESS AUTOMOBILE INSURANCE
                                                                                         POLICY
                                                                                         RMCA5348778
                                                                                         EXPIRATION DATE 10/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7140   AMERICAN HOME ASSURANCE             EXECUTORY CONTRACTS                  $0.00
                                                     COMPANY                             BUSINESS AUTOMOBILE INSURANCE
                                                                                         POLICY
                                                                                         RMCA5348779
                                                                                         EXPIRATION DATE 10/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7140   AMERICAN HOME ASSURANCE             EXECUTORY CONTRACTS                  $0.00
                                                     COMPANY                             BUSINESS AUTOMOBILE INSURANCE
                                                                                         POLICY
                                                                                         CA5348780
                                                                                         EXPIRATION DATE 10/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7140   AMERICAN HOME ASSURANCE             EXECUTORY CONTRACTS                  $0.00
                                                     COMPANY                             GENERAL LIABILITY INSURANCE
                                                                                         POLICY
                                                                                         RMGL6124876
                                                                                         EXPIRATION DATE 10/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7143   AMERICAN INTERNATIONAL              EXECUTORY CONTRACTS                  $0.00
                                                     SOUTH INSURANCE CO                  WORKERS' COMPENSATION
                                                                                         INSURANCE POLICY
                                                                                         WC5277459
                                                                                         EXPIRATION DATE 10/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON FLAT ROLLED,     7220   AMERITECH CREDIT CORP               UNEXPIRED LEASES                   $194.88
           INC.                                                                          SCHEDULE G.2-UNEXPIRED LEASES
                                                                                         WAYNE STEEL INC LESSOR
                                                                                         OPERATING
                                                                                         PHONES AND CARDS
                                                                                         DATE 1/13/98 TERM 60 MONTHS
                                                                                         $185.60 PER MONTH
                                                                                         LOCATION JEFFERSONVILLE
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7220   AMERITECH CREDIT CORP               UNEXPIRED LEASES                   $647.85
           FLAT ROLLED, INC.                                                             SCHEDULE G.2-UNEXPIRED LEASES
                                                                                         WAYNE STEEL INC LESSOR
                                                                                         OPERATING
                                                                                         MERIDIAN PHONE SYSTEM
                                                                                         DATE 1/13/98 TERM 60 MONTHS
                                                                                         $647.85 PER MONTH
                                                                                         LOCATION JEFFERSONVILLE
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7220   AMERITECH CREDIT CORP               UNEXPIRED LEASES                 $1,581.48
           FLAT ROLLED, INC.                                                             SCHEDULE G.2-UNEXPIRED LEASES
                                                                                         WAYNE STEEL INC LESSOR
                                                                                         OPERATING
                                                                                         15 TON DEMAG CRANE
                                                                                         DATE 7/30/98 TERM 96 MONTHS
                                                                                         $1,581.48 PER MONTH
                                                                                         LOCATION JEFFERSONVILLE
------------------------------------------------------------------------------------------------------------------------------------

                                                          2 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7481   APF BELLBROOK INDUSTRIAL            UNEXPIRED LEASES                     $0.00
                                                                                         SCHEDULE G.2-UNEXPIRED LEASES
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         3045 BELLBROOK DR MEMPHIS TN
                                                                                         38116-1701
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7159   ARAMARK UNIFORM SERVICES            EXECUTORY CONTRACTS                  $0.00
                                                                                         PREFERRED SERVICE AGREEMENT
                                                                                         UNIFORMS
                                                                                         EXPIRATION DATE 9/1/04
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY               7457   ASSOCIATES                          UNEXPIRED LEASES                     $0.00
           METALS NORTHCENTRAL, INC.                 COMMERCIAL CORP                     SCHEDULE G.2-UNEXPIRED LEASES
                                                                                         5 YEAR LEASE
                                                                                         1 FORK TRUCK
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                    7546   ASSOCIATES LEASING                  UNEXPIRED LEASES                   $194.04
           PRODUCTS, L.P.                                                                SCHEDULE G.2-UNEXPIRED LEASES
                                                                                         GERARD ROOFING TECH CA
                                                                                         $1 BUYOUT
                                                                                         FORKLIFT
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND SHAPES       7317   AULTCARE                            EXECUTORY CONTRACTS                  $0.00
           NORTHEAST, L.P.                                                               SCHEDULE G.1-EXECUTORY CONTRACTS
                                                                                         METALS USA PLATES & SHAPES
                                                                                         HEALTH INSURANCE
                                                                                         HEALTH & WELFARE BENEFITS
                                                                                         PROVIDED UNDER TEAMSTERS
                                                                                         UNION CONTRACT
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND SHAPES       7318   AUTOFAIR FORD INC                   UNEXPIRED LEASES                     $0.00
           NORTHEAST, L.P.                                                               SCHEDULE G.2-UNEXPIRED LEASES
                                                                                         METALS USA-SEEKONK
                                                                                         AUTO
                                                                                         2001 FORD TAURUS
                                                                                         STEPHEN SARTORELLI
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND SHAPES       7366   AVAYA                               UNEXPIRED LEASES                     $0.00
           SOUTHEAST, INC.                                                               SCHEDULE G.2-UNEXPIRED LEASES
                                                                                         METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         TELEPHONE SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON FLAT ROLLED,     7239   AVAYA FINANCIAL SERVICES            UNEXPIRED LEASES                   $166.19
           INC.                                                                          SCHEDULE G.2-UNEXPIRED LEASES
                                                                                         METALS USA INC LESSOR
                                                                                         OPERATING
                                                                                         MERIDIAN PHONE SYSTEM
                                                                                         DATE 5/23/00 TERM 60 MONTHS
                                                                                         $908.45 PER MONTH
                                                                                         LOCATION HOUSTON
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7163   AVPF RIVERWAY LTD                   UNEXPIRED LEASES                 $1,038.85
                                                                                         SCHEDULE G.2-UNEXPIRED LEASES
                                                                                         METALS USA INC LESSEE
                                                                                         NONRESIDENTIAL REAL ESTATE
                                                                                         THREE RIVERWAY STE 600
                                                                                         HOUSTON TX 77056
                                                                                         EXPIRATION DATE 7/31/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7161   AWS NATIONAL ACCOUNTS LLC           EXECUTORY CONTRACTS                  $0.00
                                                                                         AT&T WIRELESS CORPORATE
                                                                                         DIGITAL ADVANTAGE AGREEMENT
                                                                                         WIRELESS PHONES
                                                                                         EXPIRATION DATE 9/4/03
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7482   BART G BROWN ET AL                  UNEXPIRED LEASES                 $3,035.35
                                                                                         SCHEDULE G.2-UNEXPIRED LEASES
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         1935 SHIPMAN SAN ANTONIO TX
                                                                                         78219-2329
------------------------------------------------------------------------------------------------------------------------------------
01-42568   NATIONAL MANUFACTURING,            7474   BFI WASTE SERVICES                  EXECUTORY CONTRACTS                $978.06
           INC.                                      OF KANSAS CITY                      SANITATION SERVICES
------------------------------------------------------------------------------------------------------------------------------------
01-42562   METALS USA PLATES AND  SHAPES      7388   BIT LEASING                         UNEXPIRED LEASES                 $3,549.55
           SOUTHWEST, L.P.                                                               METALS USA PLATES AND SHAPES SW
                                                                                         LP
                                                                                         OPERATING
                                                                                         TRUCKS
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND SHAPES       7333   BMS                                 UNEXPIRED LEASES                     $0.00
           NORTHEAST, L.P.                                                               METALS USA-GARDENDALE
                                                                                         REAL ESTATE
                                                                                         GARDENDALE
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7155   BOISE MARKETING                     EXECUTORY CONTRACTS                  $0.00
                                                     SERVICES INC                        TRADEMARKED CLOTHING PROGRAM
                                                                                         EXPIRATION DATE 11/30/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7166   BORDEAUX APARTMENTS                 UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         NONRESIDENTIAL REAL ESTATE
                                                                                         CORPORATE APARTMENT
                                                                                         EXPIRATION DATE 10/31/02
------------------------------------------------------------------------------------------------------------------------------------

                                                          3 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING PRODUCTS LP               BREA U-STORE                        UNEXPIRED LEASES                     $0.00
                                                                                         REAL PROPERTY LEASE
                                                                                         1441 W LAMBERT ROAD
                                                                                         BREA CA 92621
                                                                                         TERM
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7332   BRUCE E BORGER                      UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-YORK
                                                                                         REAL ESTATE - OFFICE & WAREHOUSE
                                                                                         75 STONEWOOD RD YORK PA
------------------------------------------------------------------------------------------------------------------------------------
01-42566   METALS USA CONTRACT                7428   BURTON BUILDERS                     UNEXPIRED LEASES                     $0.00
           MANUFACTURING, INC                                                            HIGH POINT
                                                                                         FACILITY LEASE
                                                                                         BUILDING 647 SOUTHWEST STREET
                                                                                         HIGH POINT NC 27264
------------------------------------------------------------------------------------------------------------------------------------
01-42561   QUEENSBORO,  L.L.C.                7289   BWI CORPORATE CENTER #2             EXECUTORY CONTRACTS                  $0.00
                                                                                         HEFFNER & WEBER
                                                                                         FABRICATION PROJECT
                                                                                         JOB #0028
                                                                                         DATE 2000
------------------------------------------------------------------------------------------------------------------------------------
01-42548   I-SOLUTIONS DIRECT, INC.           7188   CANNON BUSINESS SOLUTIONS           EXECUTORY CONTRACTS                  $0.00
                                                                                         MUI-I-SOLUTIONS
                                                                                         EQUIPMENT MAINTENANCE
                                                                                         CANNON COPIER-CONTRACT #
                                                                                         ABS0058678
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND                     CAPITAL BLUE CROSS                  EXECUTORY CONTRACT                   $0.00
           SHAPES NORTHEAST LP                       DEPARTMENT 772616                   PLATES & SHAPES NORTHEAST
                                                     HARRISBURG PA 17177                 MEDICAL COVERAGE
                                                                                         YORK & BIRMINGHAM LOCATIONS
------------------------------------------------------------------------------------------------------------------------------------
01-42545   CORNERSTONE PATIO                  7181   CARL F AND NELLIE J WIEGAND         UNEXPIRED LEASES                     $0.00
           CONCEPTS, L.L.C.                                                              CORNERSTONE PATIO CONCEPTS LLC
                                                                                         VIKING-AJAXX SUPPLY
                                                                                         REAL PROPERTY
                                                                                         11385 SUNRISE PARK DR #200
                                                                                         RANCHO
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     8030   Central Plaza-Union City LP         UNEXPIRED LEASES                     $0.00
           INDUSTRIES, INC.                                                              REAL PROPERTY LEASE
                                                                                         33548 CENTRAL AVE
                                                                                         UNION CITY CA
                                                                                         TERM 09/06/99-09/05/02
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7316   CENTRAL STATES SOUTHEAST            EXECUTORY CONTRACTS                  $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA PLATES & SHAPES
                                                                                         PENSION
                                                                                         PENSION BENEFITS PROVIDED UNDER
                                                                                         TEAMSTERS UNION CONTRACT
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7312   CERIDIAN                            EXECUTORY CONTRACTS                  $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA PLATES AND SHAPES
                                                                                         RETIREMENT PLAN
                                                                                         RETIREMENT PLAN FOR NEWARK NJ
                                                                                         UNION EMPLOYEES
------------------------------------------------------------------------------------------------------------------------------------
01-42561   QUEENSBORO,  L.L.C.                7292   CFCC-NORTH CAMPUS                   EXECUTORY CONTRACTS                  $0.00
                                                                                         PRO CONSTRUCTION
                                                                                         FABRICATION PROJECT
                                                                                         JOB #0103
                                                                                         DATE 2001
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND SHAPES       7375   CHANDLER III, WEBSTER M             UNEXPIRED LEASES                 $2,003.45
           SOUTHEAST, INC.                                                               METALS USA PLATES AND SHAPES
                                                                                         REAL PROPERTY LEASE
                                                                                         OFFICE
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON FLAT ROLLED,     7222   CHRYSLER FINANCIAL                  UNEXPIRED LEASES                     $0.00
           INC.                                                                          WAYNE STEEL INC LESSOR
                                                                                         OPERATING
                                                                                         2000 CHRYSLER 300M
                                                                                         DATE 1/21/00 TERM 36 MONTHS
                                                                                         $582.10 PER MONTH
                                                                                         LOCATION JEFFERSONVILLE
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     723   CIGNA RETIREMENT &                  EXECUTORY CONTRACTS             $12,113.80
                                                     INVESTMENT SERVICES                 401(K) RETIREMENT PLAN
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND SHAPES       7341   CINTAS CORP                         EXECUTORY CONTRACTS              $1,294.99
           NORTHEAST, L.P.                                                               METALS USA PLATES & SHAPES
                                                                                         CANTON
                                                                                         CLOTHING
                                                                                         UNIFORMS
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY                      CINTAS THE UNIFORM PEOPLE           EXECUTORY CONTRACT               $2,297.20
           METALS NORTHCENTRAL INC                   7421 WAUKEGAN RD                    UNIFORM SUPPLY CONTRACT
                                                     NILES IL 60648
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON FLAT                    CINTAS                              EXECUTORY CONTRACT              $19,363.99
           ROLLED INC                                7421 WAUKEGAN RD                    UNIFORM SUPPLY CONTRACT
                                                     NILES IL 60648
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND                     CITADEL SECURITY SYSTEM             EXECUTORY CONTRACT                 $140.00
           SHAPES NORTHEAST LP                       833 HOLLAND ROAD                    PLATES & SHAPES NORTHEAST
                                                     HOLLAND PA  18966                   SECURITY SYSTEM
                                                                                         WOLF LOCATION
------------------------------------------------------------------------------------------------------------------------------------

                                                          4 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                    7552   CITICORP DEALER FINANCE             UNEXPIRED LEASES                    $33.29
           PRODUCTS, L.P.                                                                GERARD ROOFING TECH CA
                                                                                         OPERATING LEASE
                                                                                         FORKLIFT FOR DELIVERY
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7507   CITICORP VENDOR FINANCE             UNEXPIRED LEASES                     $0.00
           INDUSTRIES, INC.                                                              TEXAS ALUMINUM INDUSTRIES INC
                                                                                         WAREHOUSE
                                                                                         HOUSTON FORKLIFT
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              1933   COLE'S OFFICE                       UNEXPIRED LEASES                   $506.52
           SHAPES SOUTHEAST, INC.                    OUTFITTERS INC                      METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2 COPY MACHINES
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7198   COMMERCIAL EQUIPMENT                UNEXPIRED LEASES                 $1,282.70
           PRODUCTS SOUTHEAST, INC.                  LEASING                             METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         OFFICE EQUIPMENT LEASE
                                                                                         MITA 6500 COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7198   COMMERCIAL EQUIPMENT                UNEXPIRED LEASES                 $1,282.70
           PRODUCTS SOUTHEAST, INC.                  LEASING                             METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         OFFICE EQUIPMENT LEASE
                                                                                         MITA 3010 COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                    7534   CONSTRUCTION MATERIAL               EXECUTORY CONTRACTS                  $0.00
           PRODUCTS, L.P.                            SUPPLY                              GERARD ROOFING TECH CA
                                                                                         DISTRIBUTION AGREEMENT
                                                                                         FEB-01
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND                     CSX TRANSPORTATION INC              UNEXPIRED LEASES                     $0.00
           SHAPES SOUTHEAST INC                      500 WATER STREET J180               PLATES & SHAPES SOUTHEAST
                                                     JACKSONVILLE FL 32202               LICENSE AGREEMENT
                                                                                         WILMINGTON NC
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND                     CSX TRANSPORTATION INC              EXECUTORY CONTRACTS                  $0.00
           SHAPES SOUTHEAST INC                      500 WATER STREET J180               PLATES & SHAPES SOUTHEAST
                                                     JACKSONVILLE FL 32202               SIDETRACK AGREEMENT
                                                                                         WILMINGTON NC
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON FLAT ROLLED,     7238   CULLIGAN                            UNEXPIRED LEASES                   $493.90
           INC.                                                                          METALS USA - TEXAS LESSOR
                                                                                         OPERATING
                                                                                         WATER COOLER
                                                                                         DATE 6/18/01 TERM 6 MONTHS
                                                                                         $36.00 PER MONTH
                                                                                         LOCATION HOUSTON
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7358   CULLIGAN WATER                      UNEXPIRED LEASES                 $2,723.94
           SHAPES SOUTHEAST, INC.                    OF MOBILE                           METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         PLASMA TABLE
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     8034   CUYAMATA WEST LP                    UNEXPIRED LEASES                     $0.00
           INDUSTRIES, INC.                                                              REAL PROPERTY LEASE
                                                                                         TEXAS ALUMINUM
                                                                                         1770 GILLESPIE WAY STE 111
                                                                                         EL CAJON CA 92020
                                                                                         TERM 09/01/01-08/31/06
------------------------------------------------------------------------------------------------------------------------------------
01-42570   VALLEY ALUMINUM CO                 7516   DANKA                               UNEXPIRED LEASES                     $0.00
                                                                                         VALLEY ALUMINUM
                                                                                         COPIER RENTAL
------------------------------------------------------------------------------------------------------------------------------------
01-42571   VALLEY ALUMINUM                    7516   DANKA                               UNEXPIRED LEASES                   $374.82
           OF NEVADA, INC.                                                               VALLEY ALUMINUM
                                                                                         COPIER RENTAL
------------------------------------------------------------------------------------------------------------------------------------
01-42568   NATIONAL MANUFACTURING,            7479   DANKA INDUSTRIES INC                UNEXPIRED LEASES                   $183.70
           INC.                                                                          NATIONAL MANUFACTURING INC
                                                                                         OPERATING
                                                                                         OFFICE EQUIPMENT LEASE
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                     924   DATAMAX TX LEASING                  UNEXPIRED LEASES                   $763.79
           PRODUCTS, L.P.                                                                ALLMET BUILDING PRODUCTS
                                                                                         OPERATING LEASE
                                                                                         OFFICE EQUIPMENT
                                                                                         COPIER MODEL #IR550
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY               7466   DEERBART FINANCIAL                  UNEXPIRED LEASES                     $0.00
           METALS NORTHCENTRAL,                      SERVICES CO                         METALS USA SPECIALTY METALS
           INC.                                                                          NORTHCENTRAL INC
                                                                                         EQUIPMENT
                                                                                         NATURAL GAS FILLING STATION AND
                                                                                         CONVERSION KITS 4/01-3/08
------------------------------------------------------------------------------------------------------------------------------------
01-42548   I-SOLUTIONS DIRECT, INC.           7183   DEFENSE SUPPLY                      EXECUTORY CONTRACTS                  $0.00
                                                     CENTER PHILADELPHIA                 MUI-I-SOLUTIONS
                                                                                         PRIME DEFENSE CONTRACTS
                                                                                         DEPT OF DEFENSE CONTRACTS-GOV'T
                                                                                         SPO500-98-D-0015
------------------------------------------------------------------------------------------------------------------------------------
01-42548   I-SOLUTIONS DIRECT, INC.           7183   DEFENSE SUPPLY                      EXECUTORY CONTRACTS                  $0.00
                                                     CENTER PHILADELPHIA                 MUI-I-SOLUTIONS
                                                                                         PRIME DEFENSE CONTRACTS
                                                                                         DEPT OF DEFENSE CONTRACTS-GOV'T
                                                                                         SPO500-99-D-0032
------------------------------------------------------------------------------------------------------------------------------------

                                                          5 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42548   I-SOLUTIONS DIRECT, INC.           7183   DEFENSE SUPPLY                      EXECUTORY CONTRACTS                  $0.00
                                                     CENTER PHILADELPHIA                 MUI-I-SOLUTIONS
                                                                                         PRIME DEFENSE CONTRACTS
                                                                                         DEPT OF DEFENSE CONTRACTS-GOV'T
                                                                                         SPO500-99-D-0035
------------------------------------------------------------------------------------------------------------------------------------
01-42548   I-SOLUTIONS DIRECT, INC.           7183   DEFENSE SUPPLY                      EXECUTORY CONTRACTS                  $0.00
                                                     CENTER PHILADELPHIA                 MUI-I-SOLUTIONS
                                                                                         PRIME DEFENSE CONTRACTS
                                                                                         DEPT OF DEFENSE CONTRACTS-GOV'T
                                                                                         SPO500-01-D-0146
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7154   DELL FINANCIAL SERVICES             EXECUTORY CONTRACTS                  $0.00
                                                                                         MASTER LEASE AGREEMENT
                                                                                         COMPUTER HARDWARE AND
                                                                                         PERIPHERALS
                                                                                         (48 LEASES)
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #537
                                                                                         EXPIRATION DATE 4/20/04
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #547
                                                                                         EXPIRATION DATE 9/20/04
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #531
                                                                                         EXPIRATION DATE 12/31/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #532
                                                                                         EXPIRATION DATE 10/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #530
                                                                                         EXPIRATION DATE 11/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #533
                                                                                         EXPIRATION DATE 2/20/04
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #534
                                                                                         EXPIRATION DATE 3/20/04
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #535
                                                                                         EXPIRATION DATE 11/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #536
                                                                                         EXPIRATION DATE 3/20/04
------------------------------------------------------------------------------------------------------------------------------------

                                                          6 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #538
                                                                                         EXPIRATION DATE 4/20/04
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #539
                                                                                         EXPIRATION DATE 5/20/04
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #540
                                                                                         EXPIRATION DATE 5/20/04
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #541
                                                                                         EXPIRATION DATE 6/20/04
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #542
                                                                                         EXPIRATION DATE 3/20/04
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #545
                                                                                         EXPIRATION DATE 7/20/04
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #529
                                                                                         EXPIRATION DATE 12/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #544
                                                                                         EXPIRATION DATE 7/20/04
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #543
                                                                                         EXPIRATION DATE 6/20/04
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #512
                                                                                         EXPIRATION DATE 1/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #507
                                                                                         EXPIRATION DATE 9/20/02
------------------------------------------------------------------------------------------------------------------------------------

                                                          7 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #504
                                                                                         EXPIRATION DATE 8/20/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #506
                                                                                         EXPIRATION DATE 8/20/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #508
                                                                                         EXPIRATION DATE 10/20/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #509
                                                                                         EXPIRATION DATE 11/20/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #503
                                                                                         EXPIRATION DATE 8/20/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #502
                                                                                         EXPIRATION DATE 6/20/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #505
                                                                                         EXPIRATION DATE 8/20/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #546
                                                                                         EXPIRATION DATE 8/20/04
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #528
                                                                                         EXPIRATION DATE 12/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #510
                                                                                         EXPIRATION DATE 11/20/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #501
                                                                                         EXPIRATION DATE 5/20/02
------------------------------------------------------------------------------------------------------------------------------------

                                                          8 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                 $3,776.69
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #500
                                                                                         EXPIRATION DATE 5/20/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #513
                                                                                         EXPIRATION DATE 2/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #519
                                                                                         EXPIRATION DATE 6/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #527
                                                                                         EXPIRATION DATE 12/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #526
                                                                                         EXPIRATION DATE 11/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #525
                                                                                         EXPIRATION DATE 10/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #524
                                                                                         EXPIRATION DATE 10/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #523
                                                                                         EXPIRATION DATE 9/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #522
                                                                                         EXPIRATION DATE 9/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #521
                                                                                         EXPIRATION DATE 9/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #511
                                                                                         EXPIRATION DATE 11/20/02
------------------------------------------------------------------------------------------------------------------------------------

                                                          9 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #520
                                                                                         EXPIRATION DATE 7/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #514
                                                                                         EXPIRATION DATE 2/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #518
                                                                                         EXPIRATION DATE 6/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #517
                                                                                         EXPIRATION DATE 5/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #516
                                                                                         EXPIRATION DATE 4/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     727   DELL FINANCIAL SERVICES             UNEXPIRED LEASES                     $0.00
                                                                                         METALS USA INC LESSEE
                                                                                         COMPUTER EQUIPMENT
                                                                                         PERSONAL COMPUTERS, LAPTOPS AND
                                                                                         PERIPHERALS
                                                                                         LEASE #515
                                                                                         EXPIRATION DATE 2/20/03
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7308   DELTA DENTAL OF PA                  EXECUTORY CONTRACTS                  $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA PLATES AND SHAPES
                                                                                         ONE INSURANCE CONTRACT
                                                                                         DENTAL BENEFITS
                                                                                         RENEWAL 3/1/2002
------------------------------------------------------------------------------------------------------------------------------------
01-42562   METALS USA PLATES AND              7385   DEPOT INDUSTRIAL                    UNEXPIRED LEASES                     $0.00
           SHAPES SOUTHWEST, L.P.                                                        METALS USA PLATES AND SHAPES SW
                                                                                         LP
                                                                                         OPERATING
                                                                                         HAY BUILDING
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                           DEVTEX HOLDINGS INC                 UNEXPIRED LEASES                     $0.00
           PRODUCTS LP                               METRO DFW NO 6 LP and               ALLMET BUILDING PRODUCTS LP
                                                     DTH INVESTMENTS LLC                 GERARD ROOFING LOCATION
                                                     C/O HILLWOOD INVESTMENT PROPERTIES  REAL PROPERTY LEASE
                                                     5310 HARVEST HILL ROAD SUITE 180    1100 CHASE ROAD
                                                     DALLAS TX 75230                     MESQUITE TX  75185
                                                                                         TERM 10/01/01-11/14/11
------------------------------------------------------------------------------------------------------------------------------------
01-42548   I-SOLUTIONS DIRECT, INC.           7189   DIGITAL IMAGES                      EXECUTORY CONTRACTS                  $0.00
                                                                                         MUI-I-SOLUTIONS
                                                                                         EQUIPMENT MAINTENANCE
                                                                                         (1) FAX MACHINE UF560
                                                                                         01980601058
------------------------------------------------------------------------------------------------------------------------------------
01-42548   I-SOLUTIONS DIRECT, INC.           7189   DIGITAL IMAGES                      EXECUTORY CONTRACTS                  $0.00
                                                                                         MUI-I-SOLUTIONS
                                                                                         EQUIPMENT MAINTENANCE
                                                                                         (1) FAX MACHINE UF560
                                                                                         01981001527
------------------------------------------------------------------------------------------------------------------------------------
01-42548   I-SOLUTIONS DIRECT, INC.           7189   DIGITAL IMAGES                      EXECUTORY CONTRACTS                  $0.00
                                                                                         MUI-I-SOLUTIONS
                                                                                         EQUIPMENT MAINTENANCE
                                                                                         (1) FAX MACHINE UF880
                                                                                         01980800065
------------------------------------------------------------------------------------------------------------------------------------
01-42548   I-SOLUTIONS DIRECT, INC.           7189   DIGITAL IMAGES                      EXECUTORY CONTRACTS                  $0.00
                                                                                         MUI-I-SOLUTIONS
                                                                                         EQUIPMENT MAINTENANCE
                                                                                         (1) PANASONIC COPIER
------------------------------------------------------------------------------------------------------------------------------------

                                                         10 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42559   METALS USA PLATES AND                     DL PETERSON TRUST                   UNEXPIRED LEASES                    $55.01
           SHAPES SOUTHCENTRAL INC                                                       VEHICLE LEASES
                                                                                         2 AUTOS - FORD TAURUS
                                                                                         LEASED 05/98 AND 01/98
                                                                                         LOCATION DALLAS
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY               7464   DOLAN ASSOCIATE                     UNEXPIRED LEASES                     $2.00
           METALS NORTHCENTRAL, INC.                                                     METALS USA SPECIALTY METALS
                                                                                         NORTHCENTRAL INC
                                                                                         OFFICE
                                                                                         10/1/00-9/30/03
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7484   DR KURT GITTER AND                  UNEXPIRED LEASES                 $6,701.09
           INDUSTRIES, INC.                          DR GERALD COHEN                     TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         5451 MOUNES ST HARAHAN LA
                                                                                         70123-3213
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND                     EARLE M JORGENSEN COMPANY           UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST LP                       3050 EAST BIRCH STREET              PLATES & SHAPES NORTHEAST
                                                     BREA CA 92621                       REAL PROPERTY SUBLEASE
                                                                                         50 CABOT BLVD
                                                                                         LANGHORNE PA
                                                                                         TERM 06/01/01-07/15/03
------------------------------------------------------------------------------------------------------------------------------------
01-42561   QUEENSBORO,  L.L.C.                7284   EAST BLADEN HIGH SCHOOL             EXECUTORY CONTRACTS                  $0.00
                                                                                         CLANCY & THEYS
                                                                                         FABRICATION PROJECT
                                                                                         JOB #9946
                                                                                         DATE 1999
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING PRODUCTS       7194   EGP INC                             EXECUTORY CONTRACTS                  $0.00
           SOUTHEAST, INC.                                                               MAINTENANCE
                                                                                         ANNUAL MAINTENANCE ON COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING PRODUCTS       7193   EGP INC                             EXECUTORY CONTRACTS                  $0.00
           SOUTHEAST, INC.                                                               MAINTENANCE
                                                                                         ANNUAL MAINTENANCE ON COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7486   ELKINS FAMILY                       UNEXPIRED LEASES                     $0.00
           INDUSTRIES, INC.                          REAL ESTATE LP                      TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         2221 SE 69TH ST OKLAHOMA CITY
                                                                                         OK 73149
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7485   ELKINS INDUSTRIES LTD               UNEXPIRED LEASES                   $933.33
           INDUSTRIES, INC.                                                              TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         205 ZACHARY SCOTT LA 70583-5331
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     8031   ELKINS INDUSTRIES LTD               UNEXPIRED LEASES                 $3,103.34
           INDUSTRIES, INC.                                                              REAL PROPERTY LEASE
                                                                                         TEXAS ALUMINUM
                                                                                         2439 PATIO DR WH #7
                                                                                         HOUSTON TX 77017
                                                                                         TERM 07/01/1997-06/30/2012
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    8031   ELKINS INDUSTRIES LTD               UNEXPIRED LEASES                 $8,694.00
                                                                                         REAL PROPERTY LEASE
                                                                                         TEXAS ALUMINUM
                                                                                         2905 PATIO DR WH #6
                                                                                         HOUSTON TX 77017
                                                                                         TERM 07/01/1997-06/30/2012
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    8031   ELKINS INDUSTRIES LTD               UNEXPIRED LEASES                   $933.33
                                                                                         REAL PROPERTY LEASE
                                                                                         TEXAS ALUMINUM
                                                                                         2437 ALBRIGHT WH #5
                                                                                         HOUSTON TX 77017
                                                                                         TERM 07/01/1997-06/30/2012
------------------------------------------------------------------------------------------------------------------------------------
01-42544   CORNERSTONE METALS CORPORATION     7978   EMC INDUSTRIES LLC                  UNEXPIRED LEASES                 $1,866.67
                                                                                         EQUIPMENT LEASE
                                                                                         VIKING BUILDERS - LAS VEGAS
                                                                                         PERGOLA BEAM MACHINE
                                                                                         TERM 12/01/1996-12/31/2011
------------------------------------------------------------------------------------------------------------------------------------
01-42544   CORNERSTONE METALS CORPORATION     7127   EMC INDUSTRIES LLC                  UNEXPIRED LEASES                 $7,700.00
                                                                                         CORNERSTONE METALS CORPORATION
                                                                                         VIKING BUILDERS
                                                                                         REAL PROPERTY
                                                                                         5421 E CHEYENNE LAS VEGAS NV
                                                                                         89156
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7978   EMC INDUSTRIES LLC                  UNEXPIRED LEASES                 $1,866.67
           INDUSTRIES, INC.                                                              EQUIPMENT LEASE
                                                                                         TEXAS ALUMINUM
                                                                                         VPAN ROLLFORM EMBOSSER
                                                                                         SOLAR LD ROLLFORM & SOLAR III
                                                                                         ROUTER MACHINE
                                                                                         TERM 12/01/1996-12/31/2011
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7487   EMC INDUSTRIES LLC                  UNEXPIRED LEASES                 $3,080.07
           INDUSTRIES, INC.                                                              TEXAS ALUMINUM INDUSTRIES INC
                                                                                         WAREHOUSE
                                                                                         HOUSTON MACHINERY
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7487   EMC INDUSTRIES LLC                  UNEXPIRED LEASES                 $1,633.33
           INDUSTRIES, INC.                                                              TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         160 INDUSTRIAL DR JACKSON MS
                                                                                         39209-3438
------------------------------------------------------------------------------------------------------------------------------------

                                                         11 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7144   EMPLOYERS INSURANCE OF WAUSAU       EXECUTORY CONTRACTS                  $0.00
                                                                                         COMMERCIAL PROPERTY INSURANCE
                                                                                         POLICY
                                                                                         Z91534711021
                                                                                         EXPIRATION DATE 10/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND SHAPES       7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SOUTHEAST, INC.                                                               METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 CHRYSLER 300M
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 CHRYSLER 300M
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 CHRYSLER 300M
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 BUICK LESABRE
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 CHRYSLER CONCORDE
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 CHRYSLER 300M
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 LINCOLN LS
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 CHRYSLER 300M
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 CHRYSLER 300M
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 PONTIAC GRAND PRIX
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 BUICK PARK AVE
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 BUICK LESABRE
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 CHRYSLER 300M
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 CHRYSLER 300M
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 PONTIAC GRAND PRIX
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 PONTIAC GRAND PRIX
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 PONTIAC GRAND PRIX
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 CHRYSLER 300M
------------------------------------------------------------------------------------------------------------------------------------

                                                         12 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 CHRYSLER 300M
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 PONTIAC GRAND PRIX
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7356   ENTERPRISE FLEET SERVICE            UNEXPIRED LEASES                 $1,328.82
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2001 CHRYSLER 300M
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7207   EP PROPERTIES OF DUVAL CO           UNEXPIRED LEASES                     $0.00
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         PROPERTY LEASE
                                                                                         7380 PHILLIPS HWY JACKSONVILLE
                                                                                         FL 32256
------------------------------------------------------------------------------------------------------------------------------------
01-42566   METALS USA CONTRACT                4739   EPICOR SOFTWARE                     EXECUTORY CONTRACTS              $3,957.34
           MANUFACTURING, INC                         CORPORATION                        SUPPORT
                                                                                         VANTAGE SOFTWARE
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7488   EQUITY INDUSTRIES CORP              UNEXPIRED LEASES                     $0.00
           INDUSTRIES, INC.                                                              TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY LEASE
                                                                                         5751 BAYSIDE RD
                                                                                         VIRGINIA BEACH VA 23455-3015
                                                                                         TERM
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7147   FEDERAL INSURANCE AGENCY            EXECUTORY CONTRACTS                  $0.00
                                                                                         FIDUCIARY LIABILITY INSURANCE
                                                                                         POLICY
                                                                                         81583027
                                                                                         EXPIRATION DATE 3/28/02
------------------------------------------------------------------------------------------------------------------------------------
01-42568   NATIONAL                           7476   FEIST PUBLICATIONS INC              EXECUTORY CONTRACTS                  $0.00
           MANUFACTURING, INC.                                                           PUBLIC RELATIONS CONTRACT
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                    7541   FIRST CHOICE                        UNEXPIRED LEASES                     $0.00
           PRODUCTS, L.P.                                                                ALLMET BUILDING PRODUCTS
                                                                                         OPERATING LEASE
                                                                                         OFFICE EQUIPMENT
                                                                                         QTY OF 2 WATER FOUNTAINS
------------------------------------------------------------------------------------------------------------------------------------
01-42572   WESTERN AWNING COMPANY             7521   FIRST CHOICE                        UNEXPIRED LEASES                    $58.56
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         EQUIPMENT LEASE
                                                                                         OFFICE COPIER PACIFIC WA
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7490   FIRST INDUSTRIAL LP                 UNEXPIRED LEASES                 $2,369.73
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         10447 MIDWEST INDUSTRIAL DR
                                                                                         OVERLAND MO 63132-1225
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7491   FIRST SUNBELT PROPERTIES            UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         253 DISTRIBUTION DR BIRMINGHAM
                                                                                         AL 35209-6309
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY               7455   FORD MOTOR CREDIT                   UNEXPIRED LEASES                     $0.00
           METALS NORTHCENTRAL, INC.                                                     2 YEAR LEASES
                                                                                         LEASES ON 3 EXPLORERS
                                                                                         1 LINCOLN TOWNCAR
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7216   FORD MOTOR CREDIT CORP              UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA CARBON FLAT ROLLED
                                                                                         INC LESSOR
                                                                                         OPERATING
                                                                                         2001 FORD TAURUS
                                                                                         DATE 12/22/00 TERM 24 MONTHS
                                                                                         $527.04 PER MONTH
                                                                                         LOCATION W
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7216   FORD MOTOR CREDIT CORP              UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA CARBON FLAT ROLLED
                                                                                         INC LESSOR
                                                                                         OPERATING
                                                                                         2001 FORD TAURUS
                                                                                         DATE 12/29/00 TERM 24 MONTHS
                                                                                         $589.37 PER MONTH
                                                                                         LOCATION RANDLEMAN
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7216   FORD MOTOR CREDIT CORP              UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA CARBON FLAT ROLLED
                                                                                         INC LESSOR
                                                                                         OPERATING
                                                                                         2001 FORD EXPLORER
                                                                                         DATE 12/29/00 TERM 36 MONTHS
                                                                                         $614.95 PER MONTH
                                                                                         LOCATION
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7216   FORD MOTOR CREDIT CORP              UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA CARBON FLAT ROLLED
                                                                                         INC LESSOR
                                                                                         OPERATING
                                                                                         2001 FORD TAURUS
                                                                                         DATE 12/29/00 TERM 24 MONTHS
                                                                                         $542.73 PER MONTH
                                                                                         LOCATION SPRINGFIELD
------------------------------------------------------------------------------------------------------------------------------------

                                                         13 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7216   FORD MOTOR CREDIT CORP              UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA CARBON FLAT ROLLED
                                                                                         INC LESSOR
                                                                                         OPERATING
                                                                                         2001 FORD TAURUS
                                                                                         DATE 3/23/01 TERM 24 MONTHS
                                                                                         $611.76 PER MONTH
                                                                                         LOCATION HOUSTON
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7216   FORD MOTOR CREDIT CORP              UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA CARBON FLAT ROLLED
                                                                                         INC LESSOR
                                                                                         OPERATING
                                                                                         2001 FORD TAURUS
                                                                                         DATE 3/15/01 TERM 24 MONTHS
                                                                                         $587.45 PER MONTH
                                                                                         LOCATION CHATTANOOGA
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7216   FORD MOTOR CREDIT CORP              UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA - TEXAS LESSOR
                                                                                         OPERATING
                                                                                         2001 FORD F-150
                                                                                         DATE 8/24/00 TERM 36 MONTHS
                                                                                         $317.60 PER MONTH
                                                                                         LOCATION CHATTANOOGA
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7216   FORD MOTOR CREDIT CORP              UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA CARBON FLAT ROLLED
                                                                                         INC LESSOR
                                                                                         OPERATING
                                                                                         2001 FORD TAURUS
                                                                                         DATE 12/22/00 TERM 24 MONTHS
                                                                                         $433.49 PER MONTH
                                                                                         LOCATION WOOSTER
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                            FORD MOTOR CREDIT                   UNEXPIRED LEASES                   $743.58
           INDUSTRIES INC                                                                VEHICLE LEASE
                                                                                         2000 FORD F250 PICKUP
                                                                                         TERM 36 MONTHS DATED 09/21/00
                                                                                         LOCATION GREENSBORO
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7208   FORTUNE COOKIE PARK INC             UNEXPIRED LEASES                     $0.00
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         PROPERTY LEASE
                                                                                         4301-A FORTUNE PL W MELBOURNE
                                                                                         FL 32904
------------------------------------------------------------------------------------------------------------------------------------
01-42568   NATIONAL                           7477   FOUR STAR RANCH INC                 UNEXPIRED LEASES                 $8,204.00
           MANUFACTURING, INC.                                                           NATIONAL MANUFACTURING INC
                                                                                         OPERATING
                                                                                         LEASE ON NONRESIDENTIAL REAL
                                                                                         PROPERTY
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7483   FREWING, DARROLL L,                 UNEXPIRED LEASES                 $7,280.00
           INDUSTRIES, INC.                          DOLORES F & DAVID                   TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         225 CITATION CIR CORONA CA
                                                                                         92880-2583
------------------------------------------------------------------------------------------------------------------------------------
01-42535   METALS USA                         7562   GARFIELD DEVELOPMENT LLC            UNEXPIRED LEASES                     $0.00
           REALTY COMPANY                                                                METALS USA REALTY COMPANY
                                                                                         NONRESIDENTIAL REAL PROPERTY
                                                                                         101 E ILLINOIS ENID OK 73701
------------------------------------------------------------------------------------------------------------------------------------
01-42543   CORNERSTONE BUILDING               7180   GE CAPITAL                          UNEXPIRED LEASES                     $0.00
           PRODUCTS, INC.                                                                TEXAS ALUMINUM INDUSTRIES INC
                                                                                         EQUIPMENT LEASE
                                                                                         MACHINERY ONTARIO CA
------------------------------------------------------------------------------------------------------------------------------------
01-42545   CORNERSTONE PATIO                  7182   GE CAPITAL                          UNEXPIRED LEASES                     $0.00
           CONCEPTS, L.L.C.                                                              TEXAS ALUMINUM INDUSTRIES INC
                                                                                         EQUIPMENT LEASE
                                                                                         WAREHOUSE MACHINERY
                                                                                         RANCHO CORDOVA CA
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7233   GE CAPITAL                          UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA LESSOR
                                                                                         OPERATING
                                                                                         CANON COPIER
                                                                                         DATE 6/14/00 TERM 60
                                                                                         $307.00 PER MONTH
                                                                                         LOCATION CHATTANOOGA
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  4588   GE CAPITAL                          UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             WAYNE STEEL INC LESSOR
                                                                                         OPERATING
                                                                                         TOSHIBA COPIER SN JD922076
                                                                                         DATE 4/30/99 TERM 36 MONTHS
                                                                                         $306.87 PER MONTH
                                                                                         LOCATION JEFFERSONVILLE
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7382   GE CAPITAL                          UNEXPIRED LEASES                     $0.00
           INDUSTRIES, INC.                                                              TEXAS ALUMINUM INDUSTRIES INC
                                                                                         OFFICE EQUIP
                                                                                         CORONA POSTAGE MACHINE
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7382   GE CAPITAL                          UNEXPIRED LEASES                     $0.00
           INDUSTRIES, INC.                                                              TEXAS ALUMINUM INDUSTRIES INC
                                                                                         MAINT EQUIP
                                                                                         HOUSTON MAINT VEHICLE
------------------------------------------------------------------------------------------------------------------------------------

                                                         14 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7382   GE CAPITAL                          UNEXPIRED LEASES                     $0.00
           INDUSTRIES, INC.                                                              TEXAS ALUMINUM INDUSTRIES INC
                                                                                         TRANSPORTATION
                                                                                         ONTARIO CHEVY TRUCK
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                    7548   GE CAPITAL COLONIAL LEASING         UNEXPIRED LEASES                     $0.00
           PRODUCTS, L.P.                                                                GERARD ROOFING TECH CA
                                                                                         OPERATING LEASE
                                                                                         COMPRESSOR & AIR DRYER
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7199   GE CAPITAL COMMERCIAL EQUIP         UNEXPIRED LEASES                 $8,132.37
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         EQUIPMENT LEASE
                                                                                         FOAM EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
01-42559   METALS USA PLATES AND                     GE CAPITAL FLEET SERVICES           UNEXPIRED LEASES                   $515.75
           SHAPES SOUTHCENTRAL INC                                                       VEHICLE LEASES
                                                                                         2 AUTOS - FORD TAURUS
                                                                                         LEASED 06/99 AND 01/00
                                                                                         LOCATION DALLAS
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                    11113  GELCO CORP                          UNEXPIRED LEASES                $29,388.80
           PRODUCTS, L.P.                                                                ALLMET BUILDING PRODUCTS
                                                                                         OPERATING LEASE
                                                                                         AUTOMOBILES
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                    7550   GENERAL ELECTRIC CAPITAL CORP       UNEXPIRED LEASES                   $324.13
           PRODUCTS, L.P.                                                                GERARD ROOFING TECH CA
                                                                                         OPERATING LEASE
                                                                                         COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7158   GENERAL ELECTRIC CAPITAL            EXECUTORY CONTRACTS                  $0.00
                                                     CORPORATION                         MASTER LEASE AGREEMENT
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7218   GENERAL ELECTRIC CREDIT CORP        UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA CARBON FLAT ROLLED
                                                                                         INC LESSOR
                                                                                         OPERATING
                                                                                         CATAPILAR FORKLIFT SN AT8701662
                                                                                         DATE 8/1/01 TERM 60 MONTHS
                                                                                         $490.87 PER MONTH
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7218   GENERAL ELECTRIC CREDIT CORP        UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             WAYNE STEEL INC LESSOR
                                                                                         OPERATING
                                                                                         CATAPILAR FORKLIFT SN AT8700972
                                                                                         DATE 9/14/00 TERM 96 MONTHS
                                                                                         $393.93 PER MONTH
                                                                                         LOCATION WOOSTER
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7218   GENERAL ELECTRIC CREDIT CORP        UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             WAYNE STEEL INC LESSOR
                                                                                         OPERATING
                                                                                         CATAPILAR FORKLIFT SN AT83C01071
                                                                                         DATE 12/04/00 TERM 96 MONTHS
                                                                                         $274.55 PER MONTH
                                                                                         LOCATION SPRINGFIELD
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7218   GENERAL ELECTRIC CREDIT CORP        UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             WAYNE STEEL INC LESSOR
                                                                                         OPERATING
                                                                                         CATAPILAR FORKLIFT SN AT8700734
                                                                                         DATE 6/1/00 TERM 60 MONTHS
                                                                                         $487.98 PER MONTH
                                                                                         LOCATION WALKER
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7218   GENERAL ELECTRIC CREDIT CORP        UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             WAYNE STEEL INC LESSOR
                                                                                         OPERATING
                                                                                         CATAPILAR FORKLIFT SN AT8701174
                                                                                         DATE 11/1/00 TERM 60 MONTHS
                                                                                         $574.00 PER MONTH
                                                                                         LOCATION JEFFERSONVILLE
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7218   GENERAL ELECTRIC CREDIT CORP        UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             WAYNE STEEL INC LESSOR
                                                                                         OPERATING
                                                                                         STAMCO SLITTER HEAD
                                                                                         DATE 2/1/01 TERM 96 MONTHS
                                                                                         $7,062.67 PER MONTH
                                                                                         LOCATION JEFFERSONVILLE
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7218   GENERAL ELECTRIC CREDIT CORP        UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA CARBON FLAT ROLLED
                                                                                         INC LESSOR
                                                                                         OPERATING
                                                                                         CATAPILAR FORKLIFT SN AT3701216
                                                                                         DATE 6/1/01 TERM 60 MONTHS
                                                                                         $507.38 PER MONTH
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7492   GENERAL VENTURES INC                UNEXPIRED LEASES                 $1,621.67
           INDUSTRIES, INC.                                                              TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         1605-B E HARRISON LONGVIEW TX
                                                                                         75604-5533
------------------------------------------------------------------------------------------------------------------------------------

                                                         15 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                           GERSHAMAN FAMILY TRUST              UNEXPIRED LEASES                 $3,985.00
           PRODUCTS LP                               MAPLE ANNEX                         ALLMET BUILDING PRODUCTS LP
                                                     BEVERLY HILLS CA 90210              REAL PROPERTY LEASE
                                                                                         227 S TOWN EAST BLVD
                                                                                         MESQUITE TX 75185
                                                                                         TERM 05/25/01-07/25/11
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     8010   Gilbert Tech TI Ltd                 UNEXPIRED LEASES                 $7,764.60
           INDUSTRIES, INC.                                                              REAL PROPERTY LEASE
                                                                                         TEXAS ALUMINUM
                                                                                         1090 N FIESTA BLVD
                                                                                         GILBERT AZ 85233
                                                                                         TERM 02/01/00-04/01/07
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY               7458   GLS PROPERTIES                      UNEXPIRED LEASES                     $0.00
           METALS NORTHCENTRAL, INC.                                                     5 YEAR LEASE
                                                                                         BUILDING LEASE 2525 S SHERIDAN
                                                                                         WICHITA KS
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY               7456   GMAC                                UNEXPIRED LEASES                     $0.00
           METALS NORTHCENTRAL, INC.                                                     KANSAS CITY LOCATION
                                                                                         LEASE ON A CADILLAC SEVILLE
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7219   GMAC ORSEN E COE PONTIAC            UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA - WAYNE STEEL LESSOR
                                                                                         OPERATING
                                                                                         2000 BUICK PARK AVE
                                                                                         DATE 5/00 TERM 36 MONTHS
                                                                                         $715.36 PER MONTH
                                                                                         LOCATION RANDLEMAN
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7219   GMAC ORSEN E COE PONTIAC            UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA - WAYNE STEEL LESSOR
                                                                                         OPERATING
                                                                                         2000 PONTIAC BONEVILLE
                                                                                         DATE 3/06/00 TERM 24 MONTHS
                                                                                         $624.10 PER MONTH
                                                                                         LOCATION WALKER
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                    7547   GRAYBAR FINANCIAL SERVICES          UNEXPIRED LEASES                   $117.62
           PRODUCTS, L.P.                                                                GERARD ROOFING TECH CA
                                                                                         OPERATING LEASE
                                                                                         PHONE SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7146   GREAT AMERICAN INSURANCE CO         EXECUTORY CONTRACTS                  $0.00
                                                                                         COMMERCIAL CRIME INSURANCE
                                                                                         POLICY
                                                                                         CRP-268-75-67-01
                                                                                         EXPIRATION DATE 3/28/02
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7343   GREATAMERICA LEASING CORP           UNEXPIRED LEASES                   $181.55
           SHAPES NORTHEAST, L.P.                                                        METALS USA PLATES & SHAPES
                                                                                         CANTON
                                                                                         EQUIPMENT
                                                                                         TELEPHONE
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7162   GREATAMERICA LEASING                EXECUTORY CONTRACTS                  $0.00
                                                     CORPORATION                         LEASE
                                                                                         MAIL METER AND SCALE
                                                                                         CONTRACT # 0063862-000
                                                                                         EXPIRATION DATE 5/19/03
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7153   GREAT-WEST LIFE & ANNUITY           EXECUTORY CONTRACTS                  $0.00
                                                     INSURANCE COMPANY                   FLEXIBLE SPENDING ACCOUNT
                                                                                         GROUP NO 6967
                                                                                         EXPIRATION DATE 1/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7149   GREAT-WEST LIFE & ANNUITY           EXECUTORY CONTRACTS                  $0.00
                                                     INSURANCE COMPANY                   MEDICAL AND DENTAL
                                                                                         POS/PCP PLAN
                                                                                         GROUP NO 6967
                                                                                         EXPIRATION DATE 1/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7149   GREAT-WEST LIFE & ANNUITY           EXECUTORY CONTRACTS                  $0.00
                                                     INSURANCE COMPANY                   MEDICAL AND DENTAL
                                                                                         OUT OF AREA PLAN
                                                                                         GROUP NO 6967
                                                                                         EXPIRATION DATE 1/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7149   GREAT-WEST LIFE & ANNUITY           EXECUTORY CONTRACTS                  $0.00
                                                     INSURANCE COMPANY                   MEDICAL AND DENTAL
                                                                                         PPO PLAN
                                                                                         GROUP NO 6967
                                                                                         EXPIRATION DATE 1/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42572   WESTERN AWNING COMPANY             7520   H B ASSOCIATES                      UNEXPIRED LEASES                     $0.00
                                                                                         WESTERN AWNING COMPANY
                                                                                         REAL PROPERTY
                                                                                         2030 N REDWOOD #10 SALT LAKE
                                                                                         CITY UT 84116
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7495   HIGHWOODS/FORSYTH LP                UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         7906 INDUSTRIAL VILLAGE RD
                                                                                         GREENSBORO NC 27409-9691
------------------------------------------------------------------------------------------------------------------------------------
01-42571   VALLEY ALUMINUM OF NEVADA, INC.    7518   HYSTER CAPITAL                      UNEXPIRED LEASES                   $335.82
                                                                                         VALLEY ALUMINUM
                                                                                         FORKLIFT LEASE
------------------------------------------------------------------------------------------------------------------------------------

                                                         16 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON FLAT             7231   HYSTER CREDIT CORP                  UNEXPIRED LEASES                     $0.00
           ROLLED, INC.                                                                  GIBRALTER STEEL CORP LESSOR
                                                                                         OPERATING
                                                                                         HYSTER FORKLIFT MODEL S120XL2S
                                                                                         DATE 1/18/00 TERM 60 MONTHS
                                                                                         $538.51 PER MONTH
                                                                                         LOCATION CHATTANOOGA
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY               7470   HYSTER/CITICORP VENDOR              UNEXPIRED LEASES                     $0.00
           METALS NORTHCENTRAL, INC.                                                     METALS USA
                                                                                         EQUIPMENT
                                                                                         ONE 1998 FORKLIFT
                                                                                         11/1/98-11/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA INC                            IBM CREDIT CORPORATION              UNEXPIRED LEASES                     $0.00
                                                     C/O IBM CORPORATION                 EQUIPMENT LEASE
                                                     275 VIGER EAST 4TH FLOOR            RS6000 MODEL M80
                                                     MONTREAL QC CANADA H2X 3R7          TERM 36 MONTHS
                                                                                         EXPIRES 12/31/2003
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                       IBM CREDIT CORPORATION              UNEXPIRED LEASES                 $1,397.35
           PRODUCTS SOUTHEAST INC                    C/O IBM CORPORATION                 EQUIPMENT LEASE
                                                     275 VIGER EAST 4TH FLOOR            RS6000 POWER SYSTEM
                                                     MONTREAL QC CANADA H2X 3R7          TERM 36 MONTHS
                                                                                         EXPIRES 01/31/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA INC                     8068   IDAMOR REALTY COMPANY ET AL         EXECUTORY CONTRACT                   $0.00
                                                                                         SETTLEMENT AGREEMENT & RELEASE

------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7338   IKON OFFICE SOLUTIONS               UNEXPIRED LEASES                   $483.69
           SHAPES NORTHEAST, L.P.                                                        METALS USA-ARAMINGO
                                                                                         OFFICE EQUIPMENT
                                                                                         2 COPIER MACHINES-ARAMINGO
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7142   ILLINOIS NATIONAL                   EXECUTORY CONTRACTS                  $0.00
                                                     INSURANCE COMPANY                   WORKERS' COMPENSATION
                                                                                         INSURANCE POLICY
                                                                                         WC5277460
                                                                                         EXPIRATION DATE 10/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7221   INDIANA PORT COMMISSION             UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             WAYNE STEEL INC LESSOR
                                                                                         OPERATING
                                                                                         15 ACRES REAL PROPERTY
                                                                                         DATE 5/1/97 EXPIRES 4/30/17
                                                                                         $2,500 PER MONTH
                                                                                         LOCATION JEFFERSONVILLE
------------------------------------------------------------------------------------------------------------------------------------
01-42535   METALS USA REALTY                  7566   INDUSTRIAL DRIVE LLC                UNEXPIRED LEASES                     $0.00
           COMPANY                                                                       METALS USA REALTY COMPANY
                                                                                         NONRESIDENTIAL REAL
                                                                                         PROPERTY
                                                                                         301 INDUSTRIAL DR HORICON WI
                                                                                         53032
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7141   INSURANCE COMPANY OF                EXECUTORY CONTRACTS                  $0.00
                                                     STATE OF PENNSYLVANIA               WORKERS' COMPENSATION
                                                                                         INSURANCE POLICY
                                                                                         WC5277461
                                                                                         EXPIRATION DATE 10/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND                     INTERNATIONAL BROTHERHOOD OF        EXECUTORY CONTRACTS                  $0.00
           SHAPES SOUTHEAST, INC.                    BOILERMAKERS IRON SHIP BUILDERS     PLATES & SHAPES SE WILMINGTON
                                                     BLACKSMITHS FORGERS & HELPERS       UNION CONTRACT AFL-CIO
                                                     AFL-CIO LOCAL 613                   LOCAL 613
                                                     111 LITTLE CREEK ROAD               TERM 11/01/98-10/31/02
                                                     CASTLE HAYNE NC 28429
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7305   INTERNATIONAL BROTHERHOOD           EXECUTORY CONTRACTS                  $0.00
           SHAPES NORTHEAST, L.P.                    OF TEAMSTERS TRUCK DRIVER           METALS USA PLATES AND SHAPES
                                                     AND CHAUFFERS UNION LOCAL 478       UNION CONTRACT LOCAL 478
                                                                                         09/16/01-09/15/05
                                                                                         NEWARK NJ
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY               7438   INTERNATIONAL BROTHERHOOD           EXECUTORY CONTRACTS                  $0.00
           METALS NORTHCENTRAL, INC.                 OF TEAMSTERS                        MACHINERY SCRAP IRON METAL &
                                                     CHAUFFEURS WAREHOUSEMEN             STEEL CHAUFFEURS
                                                     & HELPERS                           COLLECTIVE BARGAINING AGREEMENT
                                                     OF AMERICA LOCAL 714                LABOR CONTRACT FOR SHOP
                                                                                         EMPLOYEES
                                                                                         NORTHBROOK LOCATION
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY               7438   INTERNATIONAL BROTHERHOOD           EXECUTORY CONTRACTS                  $0.00
           METALS NORTHCENTRAL, INC.                 OF TEAMSTERS                        METAL SHOP WAREHOUSEMEN AND
                                                     METAL SHOP WAREHOUSEMEN             HELPERS UNION LOCAL 970
                                                     & HELPERS UNION                     INTERNATIONAL BROTHERHOOD OF
                                                     LOCAL 970                           TEAMSTERS
                                                                                         COLLECTIVE BARGAINING AGREEMENT
                                                                                         LABOR CONTRACT
------------------------------------------------------------------------------------------------------------------------------------

                                                         17 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7313   INVESMART                           EXECUTORY CONTRACTS                  $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA PLATES AND SHAPES
                                                                                         RECORDKEEPING
                                                                                         CONTRACT
                                                                                         RECORDKEEPING FOR SEEKONK
                                                                                         MA RETIREMENT PLAN (UNION
                                                                                         PLAN)
------------------------------------------------------------------------------------------------------------------------------------
01-42568   NATIONAL MANUFACTURING,            7475   IONEX TELECOMMUNICATIONS            EXECUTORY CONTRACTS                $113.16
           INC.
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7203   IOS CAPITAL                         UNEXPIRED LEASES                   $310.87
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         OFFICE EQUIPMENT LEASE
                                                                                         3-CANON COPIERS
                                                                                         (NP6030.NP6030.NP6412)
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7203   IOS CAPITAL                         UNEXPIRED LEASES                    $22.83
           SHAPES NORTHEAST, L.P.                                                        METALS USA PLATES & SHAPES
                                                                                         CANTON
                                                                                         EQUIPMENT
                                                                                         COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7370   IOS CAPITAL                         UNEXPIRED LEASES                    $70.86
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         FAX MACHINE - GREENSBORO
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7370   IOS CAPITAL                         UNEXPIRED LEASES                     $0.00
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         COPY MACHINE - GREENSBORO
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7365   IOS CAPITAL                         UNEXPIRED LEASES                   $178.69
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         COPY MACHINE - JACKSONVILLE
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7336   J B EDWARDS FINANCIAL               UNEXPIRED LEASES                   $333.05
           SHAPES NORTHEAST, L.P.                                                        METALS USA-YORK
                                                                                         OFFICE EQUIPMENT
                                                                                         COPIER MACHINE-YORK SHOP
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7496   JAMES C ELKINS                      UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         2411 JOE STEPHENS AVE WESLACO
                                                                                         TX 78596-3707
------------------------------------------------------------------------------------------------------------------------------------
01-42570   VALLEY ALUMINUM CO                 7515   JANLEN                              UNEXPIRED LEASES                     $0.00
                                                                                         VALLEY ALUMINUM
                                                                                         REAL PROPERTY
                                                                                         3602 W LINCOLN ST PHOENIX AZ
------------------------------------------------------------------------------------------------------------------------------------
01-42571   VALLEY ALUMINUM                    7517   JANLEN                              UNEXPIRED LEASES                     $0.00
           OF NEVADA, INC.                                                               VALLEY ALUMINUM
                                                                                         REAL PROPERTY
                                                                                         2020 MENDENHALL DR N LAS VEGAS
                                                                                         NV
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7210   JOHN & SHERRY MCLEOD                UNEXPIRED LEASES                     $0.00
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         PROPERTY LEASE
                                                                                         1736 E MAIN ST LEESBURG FL 34748
                                                                                         SUBLEASED TO STELLAR
                                                                                         DISTRIBUTION
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7210   JOHN & SHERRY MCLEOD                UNEXPIRED LEASES                     $0.00
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         PROPERTY LEASE
                                                                                         1632 THIRD ST LEESBURG FL 34748
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7210   JOHN & SHERRY MCLEOD                UNEXPIRED LEASES                     $0.00
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         PROPERTY LEASE
                                                                                         7441 BROAD RIVER RD IRMO SC
                                                                                         29063
------------------------------------------------------------------------------------------------------------------------------------
01-42561   QUEENSBORO,  L.L.C.                7290   JUDICIAL BUILDING                   EXECUTORY CONTRACTS                  $0.00
                                                                                         CLANCY & THEYS-WIL
                                                                                         FABRICATION PROJECT
                                                                                         JOB #0101
                                                                                         DATE 2001
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7497   KENNY CONSTRUCTION                  UNEXPIRED LEASES                     $0.00
           INDUSTRIES, INC.                          COMPANY INC                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         4425 CHAMBERS HILL RD
                                                                                         HARRISBURG PA 17111-2404
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7498   KEVCO HOLDINGS INC                  UNEXPIRED LEASES                 $6,324.55
           INDUSTRIES, INC.                                                              TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         2416B COMANCHE RD NE
                                                                                         ALBUQUERQUE NM 87107-4104
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              6717   KEYCORP LEASING                     UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST LP                       NY-31-54-0919                       EQUIPMENT LEASE
                                                     PO BOX 1865                         PLASMA CUTTER
                                                     ALBANY NY 12201
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7337   KEYSTONE BUSINESS MACHINES          UNEXPIRED LEASES                   $106.73
           SHAPES NORTHEAST, L.P.                                                        METALS USA-AMBRIDGE
                                                                                         OFFICE EQUIPMENT
                                                                                         COPIER MACHINE-AMBRIDGE
------------------------------------------------------------------------------------------------------------------------------------

                                                         18 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY               7459   KRAUSSE AND DRUMMOND LLC            UNEXPIRED LEASES                $19,600.00
           METALS NORTHCENTRAL, INC.                                                     25 YEAR LEASE
                                                                                         BUILDING AT 2840 EAST
                                                                                         HEARTLAND DR LIBERTY MO
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7197   KRONOS                              UNEXPIRED LEASES                     $0.00
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         OFFICE EQUIPMENT LEASE
                                                                                         TIME CLOCK
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7234   KRONOS INC                          UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA INC LESSOR
                                                                                         OPERATING
                                                                                         KRONOS TIMEKEEPING SYSTEM
                                                                                         DATE 1/01/01 TERM 18 MONTHS
                                                                                         $7,531.70 PER MONTH
                                                                                         LOCATION WOOSTER
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                           L RAMON & PATTY A BONIN             UNEXPIRED LEASES                     $0.00
           PRODUCTS LP                               INVESTMENTS                         ALLMET BUILDING PRODUCTS LP
                                                     32275 PEPPERTREE BEND               GERARD ROOFING LOCATION
                                                     SAN JUAN CAPISTRANO CA 90703        REAL PROPERTY LEASE
                                                                                         955 COLUMBIA ST
                                                                                         BREA CA 92821
                                                                                         TERM 11/01/01-10/31/11
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7204   LADCO LEASING                       UNEXPIRED LEASES                     $0.00
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         OFFICE EQUIPMENT LEASE
                                                                                         CREDIT CARD MACHINE
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                    7535   LANIER WORLDWIDE                    UNEXPIRED LEASES                     $0.00
           PRODUCTS, L.P.                                                                ALLMET BUILDING PRODUCTS
                                                                                         OPERATING LEASE
                                                                                         OFFICE EQUIPMENT
                                                                                         COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7509   LANIER WORLDWIDE                    UNEXPIRED LEASES                     $0.00
           INDUSTRIES, INC.                                                              TEXAS ALUMINUM INDUSTRIES INC
                                                                                         OFFICE EQUIP
                                                                                         NORFOLK COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY               7465   LASALLE BANK NA SUCCESSOR           UNEXPIRED LEASES                   $887.56
           METALS NORTHCENTRAL, INC.                                                     METALS USA SPECIALTY METALS
                                                                                         NORTHCENTRAL INC
                                                                                         WAREHOUSE/OFFICE
                                                                                         10/1/00-9/30/03
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7340   LBP LEASING INC                     UNEXPIRED LEASES                   $247.46
           SHAPES NORTHEAST, L.P.                                                        METALS USA PLATES & SHAPES
                                                                                         CANTON
                                                                                         EQUIPMENT
                                                                                         COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                    7538   LEASE CORP OF AMERICA               UNEXPIRED LEASES                   $449.93
           PRODUCTS, L.P.                                                                ALLMET BUILDING PRODUCTS
                                                                                         OPERATING LEASE
                                                                                         OFFICE EQUIPMENT
                                                                                         12 UNITS OF TWO WAY RADIOS
                                                                                         4 UNITS OF MODEL SP50 UHG 10 CH
                                                                                         MOTOROLA
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7151   LIFE INSURANCE COMPANY              EXECUTORY CONTRACTS                  $0.00
                                                     OF NORTH AMERICA                    ACCIDENT INSURANCE
                                                                                         OK 82 14 43
                                                                                         EXPIRATION DATE 1/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7151   LIFE INSURANCE COMPANY              EXECUTORY CONTRACTS                  $0.00
                                                     OF NORTH AMERICA                    LONG TERM DISABILITY
                                                                                         LK-030363
                                                                                         EXPIRATION DATE 1/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7151   LIFE INSURANCE COMPANY              EXECUTORY CONTRACTS                  $0.00
                                                     OF NORTH AMERICA                    LIFE INSURANCE
                                                                                         FLI-051483
                                                                                         EXPIRATION DATE 1/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY               5385   LIFT TRUCK SALES & SERVICE          UNEXPIRED LEASES                 $1,059.07
           METALS NORTHCENTRAL, INC.                                                     SCHEDULE G.2-UNEXPIRED LEASES
                                                                                         2 MONTH TO
                                                                                         MONTH LEASES
                                                                                         2 FORK TRUCKS
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              6276   LINA                                EXECUTORY CONTRACTS                  $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA PLATES & SHAPES
                                                                                         BENEFITS
                                                                                         LIFE SHORT & LONG-TERM
                                                                                         DISABILITY INSURANCE FOR
                                                                                         SALARIED
                                                                                         EMPLOYEES
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7321   LLMS DBA REEDMAN DODGE              UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-LANGHORNE
                                                                                         AUTO
                                                                                         2000 DODGE INTREPID
                                                                                         JIM HOPPES
------------------------------------------------------------------------------------------------------------------------------------

                                                         19 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7139   LUMBERMENS MUTUAL                   EXECUTORY CONTRACTS                  $0.00
                                                     CASUALTY COMPANY                    UMBRELLA/EXCESS LIABILITY
                                                                                         INSURANCE POLICY
                                                                                         (SECONDARY)
                                                                                         9SR124205-02
                                                                                         EXPIRATION DATE 10/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND               187   MACHINERY SYSTEMS IN                UNEXPIRED LEASES                 $3,857.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-ARAMINGO
                                                                                         MACHINERY
                                                                                         DEFLANGING MACHINE
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7152   MAGELLAN BEHAVIORAL HEALTH          EXECUTORY CONTRACTS                  $0.00
                                                                                         EMPLOYEE ASSISTANCE PROGRAM
                                                                                         METU 186818
                                                                                         EXPIRATION DATE 3/31/02
------------------------------------------------------------------------------------------------------------------------------------
01-42548   I-SOLUTIONS DIRECT, INC.           7192   MAPLEWOOD OFFICE CENTER LP          UNEXPIRED LEASES                     $0.00
                                                                                         MUI-I-SOLUTIONS
                                                                                         OFFICE LEASE
                                                                                         I-SOLUTIONS OFFICE AT 1300
                                                                                         VIRGINIA DR FT
                                                                                         WASHINGTON PA 19034
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7309   MASS MUTUAL                         EXECUTORY CONTRACTS                  $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA PLATES AND SHAPES
                                                                                         RETIREMENT PLAN
                                                                                         SEEKONK MA RETIREMENT PLAN
                                                                                         (MONEY PURCHASE PLAN) -UNION
                                                                                         CONTRACT
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7371   MEAHER HILL SIMMS L J DAVIS         UNEXPIRED LEASES                     $0.00
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         REAL PROPERTY LEASE
                                                                                         LAND
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7326   MEDWIG REALTY CORPORATION           UNEXPIRED LEASES                 $5,123.33
           SHAPES NORTHEAST, L.P.                                                        REAL PROPERTY LEASE
                                                                                         METALS USA-PITTSBURGH
                                                                                         2025 GREENTREE ROAD 2ND FLOOR
                                                                                         PITTSBURGH PA 15220
                                                                                         TERM 03/27/00-05/31/05
------------------------------------------------------------------------------------------------------------------------------------
01-42566   METALS USA CONTRACT                7436   MEGAL DEVELOPMENT CORPORATION       UNEXPIRED LEASES                     $0.00
           MANUFACTURING, INC                                                            METALS USA-6737 N
                                                                                         TEUTONIA
                                                                                         FACILITY
                                                                                         BUILDING 6737 N TEUTONIA AVE
                                                                                         MILWAUKEE WI
                                                                                         53209
------------------------------------------------------------------------------------------------------------------------------------
01-42535   METALS USA REALTY                  1701   METALS USA REALTY COMPANY           UNEXPIRED LEASES                     $0.00
           COMPANY                                                                       METALS USA PLATES AND SHAPES
                                                                                         NORTHEAST LP
                                                                                         NONRESIDENTIAL REAL
                                                                                         PROPERTY
                                                                                         81 CENTURY DR AMBRIDGE PA 15003
------------------------------------------------------------------------------------------------------------------------------------
01-42535   METALS USA REALTY                  1701   METALS USA REALTY COMPANY           UNEXPIRED LEASES                     $0.00
           COMPANY                                                                       METALS USA SPECIALTY METALS
                                                                                         NORTHCENTRAL INC
                                                                                         NONRESIDENTIAL REAL
                                                                                         PROPERTY
                                                                                         301 INDUSTRIAL DR HORICON WI
                                                                                         53032
------------------------------------------------------------------------------------------------------------------------------------
01-42535   METALS USA REALTY                  1701   METALS USA REALTY COMPANY           UNEXPIRED LEASES                     $0.00
           COMPANY                                                                       METALS USA PLATES AND SHAPES
                                                                                         SOUTHCENTRAL INC
                                                                                         NONRESIDENTIAL REAL
                                                                                         PROPERTY
                                                                                         101 E ILLINOIS ENID OK 73701
------------------------------------------------------------------------------------------------------------------------------------
01-42535   METALS USA REALTY                  1701   METALS USA REALTY COMPANY           UNEXPIRED LEASES                     $0.00
           COMPANY                                                                       METALS USA PLATES AND SHAPES
                                                                                         SOUTHEAST INC
                                                                                         NONRESIDENTIAL REAL
                                                                                         PROPERTY
                                                                                         2927 HWY 421 N WILMINGTON NC
                                                                                         28401
------------------------------------------------------------------------------------------------------------------------------------
01-42535   METALS USA REALTY                  1701   METALS USA REALTY COMPANY           UNEXPIRED LEASES                     $0.00
           COMPANY                                                                       METALS USA PLATES AND SHAPES
                                                                                         NORTHEAST LP
                                                                                         NONRESIDENTIAL REAL
                                                                                         PROPERTY
                                                                                         1600 CHERRY HILL RD BALTIMORE
                                                                                         MD 21230
------------------------------------------------------------------------------------------------------------------------------------
01-42535   METALS USA REALTY                  1701   METALS USA REALTY COMPANY           UNEXPIRED LEASES                     $0.00
           COMPANY                                                                       METALS USA PLATES AND SHAPES
                                                                                         SOUTHEAST INC
                                                                                         NONRESIDENTIAL REAL
                                                                                         PROPERTY
                                                                                         2925 HWY 421 N WILMINGTON NC
                                                                                         28401
------------------------------------------------------------------------------------------------------------------------------------

                                                         20 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7225   MIAMI VALLEY INTERNATIONAL          UNEXPIRED LEASES                 $8,654.97
           FLAT ROLLED, INC.                                                             KROHN STEEL SERVICE CENTER
                                                                                         LESSOR
                                                                                         OPERATING
                                                                                         98 INTERNATIONAL 9100
                                                                                         TRACTOR-9/97
                                                                                         99 INTERNATIONAL 4900
                                                                                         TRACTOR-5/99
                                                                                         99 INTERNATIONAL 92
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY               7472   MICHAEL LEMBERG                     UNEXPIRED LEASES                     $0.00
           METALS NORTHCENTRAL, INC.                                                     METALS USA
                                                                                         BUILDING
                                                                                         LEASE BUILDING LOCATED AT N115
                                                                                         W18900 EDISON DRIVE
                                                                                         GERMANTOWN WI 53022 LEASE
                                                                                         TERM IS AUGUST 1, 1997 THROU
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7230   MIKE ALBERT LEASING INC             UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA CARBON FLAT ROLLED
                                                                                         INC LESSOR
                                                                                         OPERATING
                                                                                         2001 DODGE INTREPID
                                                                                         DATE 2/13/01 TERM 36
                                                                                         $493.00 PER MONTH
                                                                                         LOCATION HOUSTON
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES                  7323   MILLER AUTO LEASING CO              UNEXPIRED LEASES                     $0.00
           AND SHAPES NORTHEAST, L.P.                                                    METALS USA-NEWARK
                                                                                         AUTO
                                                                                         2001 BUICK PARK AVE
                                                                                         BOB MCPHERSON
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7323   MILLER AUTO LEASING CO              UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-NEWARK
                                                                                         AUTO
                                                                                         2001 BUICK PARK AVENUE ULTRA
                                                                                         JACK GRAY
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7323   MILLER AUTO LEASING CO              UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-NEWARK
                                                                                         AUTO
                                                                                         2001 BUICK LESABRE
                                                                                         TOM CREANZA
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7323   MILLER AUTO LEASING CO              UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-NEWARK
                                                                                         AUTO
                                                                                         2001 FORD TAURUS
                                                                                         BILL LEBER
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7323   MILLER AUTO LEASING CO              UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-NEWARK
                                                                                         AUTO
                                                                                         2001 FORD TAURUS
                                                                                         DON BROWN
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7323   MILLER AUTO LEASING CO              UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-NEWARK
                                                                                         AUTO
                                                                                         2001 FORD TAURUS
                                                                                         JIM BUONO
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7226   MODERN OFFICE                       UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA LESSOR
                                                                                         OPERATING
                                                                                         LANIER COPIER
                                                                                         DATE 1/23/01 TERM 60 MONTHS
                                                                                         $289.68 PER MONTH
                                                                                         LOCATION SPRINGFIELD
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND               561   MONKS REALTY CORP                   UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-NEWARK
                                                                                         REAL ESTATE
                                                                                         NEWARK OFFICE-WHAREHOUSES
------------------------------------------------------------------------------------------------------------------------------------
01-42559   METALS USA PLATES AND              7277   MUSKOGEE PORT AUTHORITY             UNEXPIRED LEASES                 $2,500.00
           SHAPES SOUTHCENTRAL, INC.                                                     METALS USA PLATES AND SHAPES SC
                                                                                         INC
                                                                                         OPERATING LEASE
                                                                                         MUSKOGEE PORT AUTHORITY PROPERTY
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7322   NATIONAL CITY BANK OF IN            UNEXPIRED LEASES                   $498.49
           SHAPES NORTHEAST, L.P.                                                        METALS USA-YORK
                                                                                         AUTO
                                                                                         2000 CHRYSLER CONCORD
                                                                                         JIM WISBON
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7148   NATIONAL UNION FIRE INSURANCE       EXECUTORY CONTRACTS                  $0.00
                                                                                         EMPLOYMENT PRACTICES LIABILITY
                                                                                         INSURANCE POLICY
                                                                                         973-64-04
                                                                                         EXPIRATION DATE 7/11/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7148   NATIONAL UNION FIRE INSURANCE       EXECUTORY CONTRACTS                  $0.00
                                                                                         DIRECTORS & OFFICERS LIABILITY
                                                                                         INSURANCE POLICY
                                                                                         873-63-84
                                                                                         EXPIRATION DATE 7/11/02
------------------------------------------------------------------------------------------------------------------------------------

                                                         21 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7145   NATIONAL UNION FIRE INSURANCE       EXECUTORY CONTRACTS                  $0.00
                                                                                         NON-OWNED AIRCRAFT INSURANCE
                                                                                         POLICY
                                                                                         AV321793454
                                                                                         EXPIRATION DATE 3/10/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7145   NATIONAL UNION FIRE INSURANCE       EXECUTORY CONTRACTS                  $0.00
                                                                                         WORKERS' COMPENSATION
                                                                                         INSURANCE POLICY
                                                                                         WC5277463
                                                                                         EXPIRATION DATE 10/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7145   NATIONAL UNION FIRE INSURANCE       EXECUTORY CONTRACTS                  $0.00
                                                                                         UMBRELLA/EXCESS LIABILITY
                                                                                         INSURANCE POLICY
                                                                                         (PRIMARY)
                                                                                         BE-701-72-22
                                                                                         EXPIRATION DATE 10/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              2108   NATIONAL WELDERS SUPPLY CO INC      UNEXPIRED LEASES                 $1,477.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         OXYGEN TANK
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              2108   NATIONAL WELDERS SUPPLY CO INC      UNEXPIRED LEASES                 $1,477.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         GAS CYLINDERS
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              4779   NEOPOST                             UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-YORK
                                                                                         OFFICE EQUIPMENT
                                                                                         POSTAGE METER-YORK
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7510   NEOPOST LE                          UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         OFFICE EQUIP
                                                                                         HOUSTON POSTAGE MACHINE
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING PRODUCTS,          7544   NEOPOST LEASING                     UNEXPIRED LEASES                    $70.93
           L.P.                                                                          GERARD ROOFING TECH CA
                                                                                         OPERATING LEASE
                                                                                         MAILING EQUIPMENT
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                           NEWCOURT LEASING                    UNEXPIRED LEASES                   $117.47
           PRODUCTS LP                               PO BOX 30181                        ALLMET BUILDING PRODUCTS LP
                                                     CHARLOTTE NC 28230                  EQUIPMENT LEASE
                                                                                         LANIER COPIER MODEL #7328
                                                                                         36 MONTH LEASE
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7364   NEXAIR LLC                          UNEXPIRED LEASES                   $728.81
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         OXYGEN TANK
------------------------------------------------------------------------------------------------------------------------------------
01-42568   NATIONAL                           7480   NMHG FINANCIAL SERVICES             UNEXPIRED LEASES                   $391.42
           MANUFACTURING, INC.                                                           NATIONAL MANUFACTURING INC
                                                                                         CAPITAL LEASE
                                                                                         YALE NEW FORKLIFT LEASE BEGAN
                                                                                         11/1/01 SCHEDULE TO
                                                                                         END 9/1/06. ORIGINAL LEASE
                                                                                         AMOUNT $20004.96
------------------------------------------------------------------------------------------------------------------------------------
01-42568   NATIONAL                           7480   NMHG FINANCIAL SERVICES             UNEXPIRED LEASES                   $391.42
           MANUFACTURING, INC.                                                           NATIONAL MANUFACTURING INC
                                                                                         OPERATING
                                                                                         EQUIPMENT LEASE (FORKLIFT)
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                    7539   NORTEL COMMUNICATION                UNEXPIRED LEASES                     $0.00
           PRODUCTS, L.P.                                                                ALLMET BUILDING PRODUCTS
                                                                                         OPERATING LEASE
                                                                                         OFFICE EQUIPMENT
                                                                                         TELEPHONES AND TELEPHONE SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7324   NORTHSTAR PONTIAC OLDS GMC          UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-LEETSDALE
                                                                                         AUTO
                                                                                         2001 GMC SONOMA
                                                                                         TIM FREDERICKS
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7324   NORTHSTAR PONTIAC OLDS GMC          UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-LEETSDALE
                                                                                         AUTO
                                                                                         2001 PONTIAC GRAND PRIX
                                                                                         DENNY REMICH
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                       NOVA PROPERTY MANAGEMENT            UNEXPIRED LEASES                     $0.00
           PRODUCTS SOUTHEAST INC                    706 S NOVA RD                       BUILDING PRODUCTS SOUTHEAST
                                                     ORMAND BEACH FL 32174               REAL PROPERTY LEASE
                                                                                         1116 ENTERPRISE COURT UNIT A
                                                                                         HOLLY HILL FL 32117
                                                                                         MONTH-TO-MONTH
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING PRODUCTS,          7545   NTFC CAPITAL CORP                   UNEXPIRED LEASES                   $177.93
           L.P.                                                                          GERARD ROOFING TECH CA
                                                                                         FMV LEASE-PAID IN FULL
                                                                                         PHONE SYSTEM
------------------------------------------------------------------------------------------------------------------------------------

                                                         22 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7334   ONE STOP BUSINESS CENTERS INC       UNEXPIRED LEASES                   $294.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-SEEKONK
                                                                                         OFFICE EQUIPMENT
                                                                                         FAX MACHING-SEEKONK OFFICE
------------------------------------------------------------------------------------------------------------------------------------
01-42548   I-SOLUTIONS DIRECT, INC.           7184   ORACLE CORP US SUPPORT SALES        EXECUTORY CONTRACTS                  $0.00
                                                                                         MUI-I-SOLUTIONS
                                                                                         EQUIPMENT MAINTENANCE/
                                                                                         SERVICES CONTRACT
                                                                                         TECHNICAL SUPPORT FOR ORACLE
                                                                                         APPLICATION
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING PRODUCTS,          7542   PANASONIC COMMUNICATIONS            UNEXPIRED LEASES                    $26.85
           L.P.                                                                          ALLMET BUILDING PRODUCTS
                                                                                         OPERATING LEASE
                                                                                         OFFICE EQUIPMENT
                                                                                         COPIER
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING PRODUCTS LP               PATILLO PROPERTY MANAGEMENT         UNEXPIRED LEASES                     $0.00
                                                     5830 EAST PONCE DE LEON AVE         ALLMET BUILDING PRODUCTS LP
                                                     STONE MOUNTAIN GA 30083             REAL PROPERTY LEASE
                                                                                         1607 MOUNTAIN INDUSTRIAL BLVD
                                                                                         STONE MOUNTAIN GA 30083
                                                                                         TERM 02/25/02-06/30/05
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7442   PENSKE                              EXECUTORY CONTRACTS              $5,364.50
           PRODUCTS SOUTHEAST, INC.                                                      MAINTENANCE
                                                                                         MAINTENANCE ON OWNED VEHICLE #73
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT DAY CAB TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT DAY CAB TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT DAY CAB TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT FLD120 TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT DAY CAB TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT DAY CAB TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT DAY CAB TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT DAY CAB TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT FLD120 TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT DAY CAB TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT DAY CAB TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT DAY CAB TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT DAY CAB TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT SLEEPER TRACTOR
------------------------------------------------------------------------------------------------------------------------------------

                                                         23 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT SLEEPER TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT DAY CAB TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT DAY CAB TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT DAY CAB TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT DAY CAB TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7354   PENSKE                              UNEXPIRED LEASES                 $1,737.92
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         2000 FRHT DAY CAB TRACTOR
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7201   PENSKE TRUCK LEASING                UNEXPIRED LEASES                 $6,044.44
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         VEHICLE LEASE
                                                                                         1998 NAVISTAR
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7201   PENSKE TRUCK LEASING                UNEXPIRED LEASES                 $6,044.44
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         VEHICLE LEASE
                                                                                         2000 FREIGHTLINER
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7201   PENSKE TRUCK LEASING                UNEXPIRED LEASES                 $6,044.44
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         VEHICLE LEASE
                                                                                         2000 FREIGHTLINER
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7201   PENSKE TRUCK LEASING                UNEXPIRED LEASES                 $6,044.44
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         VEHICLE LEASE
                                                                                         2000 FREIGHTLINER
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7201   PENSKE TRUCK LEASING                UNEXPIRED LEASES                 $6,044.44
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         VEHICLE LEASE
                                                                                         2000 FREIGHTLINER
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7201   PENSKE TRUCK LEASING                UNEXPIRED LEASES                 $6,044.44
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         VEHICLE LEASE
                                                                                         2002 FREIGHTLINER
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7201   PENSKE TRUCK LEASING                UNEXPIRED LEASES                 $6,044.44
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         VEHICLE LEASE
                                                                                         2000 NAVISTAR
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7201   PENSKE TRUCK LEASING                UNEXPIRED LEASES                 $6,044.44
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         VEHICLE LEASE
                                                                                         1997 NAVISTAR
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7201   PENSKE TRUCK LEASING                UNEXPIRED LEASES                   $566.75
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         VEHICLE LEASE
                                                                                         FORKLIFT
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7201   PENSKE TRUCK LEASING                UNEXPIRED LEASES                 $6,044.44
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         VEHICLE LEASE
                                                                                         2000 FREIGHTLINER
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND               259   PENSKE TRUCK LEASING                UNEXPIRED LEASES                 $9,166.33
           SHAPES NORTHEAST, L.P.                                                        METALS USA PLATES & SHAPES
                                                                                         CANTON
                                                                                         VEHICLE
                                                                                         TRUCKS
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY                259   PENSKE TRUCK LEASING                UNEXPIRED LEASES                 $3,709.42
           METALS NORTHCENTRAL, INC.                                                     7 YEAR LEASE
                                                                                         2000 FREIGHTLINER
------------------------------------------------------------------------------------------------------------------------------------
01-42562   METALS USA PLATES AND                     PENSKE TRUCK LEASING LP             UNEXPIRED LEASES                 $8,704.64
           SHAPES SOUTHWEST LP                       PO BOX 1297                         TRANSPORTATION EQUIPMENT LEASE
                                                     BREA CA 92822                       3 TRACTOR TRUCKS
                                                                                         LOCATION HAYWARD
------------------------------------------------------------------------------------------------------------------------------------
01-42548   I-SOLUTIONS DIRECT INC                    PEREGRINE SYSTEMS                   EXECUTORY CONTRACT                   $0.00
                                                     NOW KNOWN AS INOVIS SYSTEMS         I-SOLUTIONS
                                                     1277 LENOX PARK BLVD                EDI VAN SERVICE
                                                     ATLANTA GA 30319-5396               HARBINGERS TRUSTED LINK PROGRAM
------------------------------------------------------------------------------------------------------------------------------------

                                                         24 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM                     7511   PITNEY BOW                          UNEXPIRED LEASES                    $44.60
           INDUSTRIES, INC.                                                              TEXAS ALUMINUM INDUSTRIES INC
                                                                                         OFFICE EQUIP
                                                                                         CORONA POSTAGE MACHINE
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                    7540   PITNEY BOWES                        UNEXPIRED LEASES                 $1,036.70
           PRODUCTS, L.P.                                                                ALLMET BUILDING PRODUCTS
                                                                                         OPERATING LEASE
                                                                                         OFFICE EQUIPMENT
                                                                                         QTY OF 2 FAX MACHINE MODEL #9820
                                                                                         QTY OF 1 FAX MACHINE MODEL #9930
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7196   PITNEY BOWES                        UNEXPIRED LEASES                     $0.00
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         OFFICE EQUIPMENT LEASE
                                                                                         POSTAGE MACHINE
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7196   PITNEY BOWES                        UNEXPIRED LEASES                     $0.00
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         OFFICE EQUIPMENT LEASE
                                                                                         POSTAGE MACHINE
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7232   PITNEY BOWES                        UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             WAYNE STEEL INC LESSOR
                                                                                         OPERATING
                                                                                         POSTAL MACHINE
                                                                                         DATE 8/14/98 TERM 33 MONTHS
                                                                                         $242.00 PER QUARTER
                                                                                         LOCATION RANDLEMAN
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7232   PITNEY BOWES                        UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             WAYNE STEEL INC LESSOR
                                                                                         OPERATING
                                                                                         POSTAL MACHINE
                                                                                         DATE 8/17/00 TERM 36 MONTHS
                                                                                         $234.96 PER QUARTER
                                                                                         LOCATION WOOSTER
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7232   PITNEY BOWES                        UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             WAYNE STEEL INC LESSOR
                                                                                         OPERATING
                                                                                         POSTAL MACHINE
                                                                                         DATE 8/14/98 TERM 33 MONTHS
                                                                                         $242.00 PER QUARTER
                                                                                         LOCATION JEFFERSONVILLE
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7232   PITNEY BOWES                        UNEXPIRED LEASES                     $0.00
           FLAT ROLLED, INC.                                                             METALS USA LESSOR
                                                                                         OPERATING
                                                                                         POSTAL MACHINE
                                                                                         DATE 10/14/99 TERM 54 MONTHS
                                                                                         $147.00 PER MONTH
                                                                                         LOCATION CHATTANOOGA
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING                    7537   PITNEY BOWES CREDIT CORP            UNEXPIRED LEASES                   $151.76
           PRODUCTS, L.P.                                                                ALLMET BUILDING PRODUCTS
                                                                                         OPERATING LEASE
                                                                                         OFFICE EQUIPMENT
                                                                                         POSTAGE MAILING SYSTEM
                                                                                         COPIER MAINTENANCE & SUPPLIES
                                                                                         FOR MODEL
                                                                                         #C55
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              3038   PITNEY BOWES CREDIT CORP            UNEXPIRED LEASES                    $43.88
           SHAPES NORTHEAST, L.P.                                                        METALS USA PLATES & SHAPES
                                                                                         CANTON
                                                                                         EQUIPMENT
                                                                                         POSTAGE METER
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              3038   PITNEY BOWES CREDIT CORP            UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-LANGHORNE
                                                                                         OFFICE EQUIPMENT
                                                                                         POSTAGE METER-LANGHORNE OFFICE
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              3038   PITNEY BOWES CREDIT CORP            UNEXPIRED LEASES                    $43.88
           SHAPES NORTHEAST, L.P.                                                        METALS USA-CANTON
                                                                                         OFFICE EQUIPMENT
                                                                                         POSTAGE METER-CANTON OFFICE
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              3038   PITNEY BOWES CREDIT CORP            UNEXPIRED LEASES                   $211.28
           SHAPES NORTHEAST, L.P.                                                        METALS USA-NEWARK
                                                                                         OFFICE EQUIPMENT
                                                                                         POSTAGE METER-NEWARK
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              3038   PITNEY BOWES CREDIT CORP            UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-ARAMINGO
                                                                                         OFFICE EQUIPMENT
                                                                                         POSTAGE METER-ARAMINGO
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7335   PITNEY BOWES INC                    UNEXPIRED LEASES                   $323.43
           SHAPES NORTHEAST, L.P.                                                        METALS USA-PITTSBURGH
                                                                                         OFFICE EQUIPMENT
                                                                                         2 FAX MACHINES-PITTSBURGH
                                                                                         CORPORATE OFFICE
------------------------------------------------------------------------------------------------------------------------------------

                                                         25 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY                      PITNEY BOWES                        UNEXPIRED LEASES                     $0.00
           METALS NORTHCENTRAL INC                   STAMFORD CT 06926                   EQUIPMENT LEASE
                                                                                         MAIL MACHINE
                                                                                         ACCOUNT NUMBER 3978740
                                                                                         EXPIRES 03/10/03
                                                                                         LOCATION BANNOCKBURN
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              6347   PITNEY BOWES, INC.                  UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-SEEKONK
                                                                                         OFFICE EQUIPMENT
                                                                                         POSTAGE METER-SEEKONK
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              6347   PITNEY BOWES, INC.                  UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-BALTIMORE
                                                                                         OFFICE EQUIPMENT
                                                                                         POSTAGE METER-BALTIMORE OFFICE
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              6347   PITNEY BOWES, INC.                  UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-AMBRIDGE
                                                                                         OFFICE EQUIPMENT
                                                                                         POSTAGE METER-AMBRIDGE
------------------------------------------------------------------------------------------------------------------------------------
01-42568   NATIONAL MANUFACTURING, INC.       7478   PRIM UPLAND DIST CTR ASSOC          UNEXPIRED LEASES                 $2,979.43
                                                                                         NATIONAL MANUFACTURING INC
                                                                                         OPERATING
                                                                                         LEASE ON NONRESIDENTIAL REAL
                                                                                         PROPERTY
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7500   PROLOGIS TRUST                      UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         204 SPACE PARK DR NASHVILLE TN
                                                                                         37211-3116
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES INC             PROLOGIS TRUST                      UNEXPIRED LEASES                     $0.00
                                                     2310 LBJ FREEWAY SUITE 200          TEXAS ALUMINUM INDUSTRIES INC
                                                     DALLAS TX 75234                     REAL PROPERTY LEASE
                                                                                         151 REGAL ROW SUITE 205
                                                                                         DALLAS TX 75247
                                                                                         TERM 08/01/01-07/31/06
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING PRODUCTS LP               PROLOGIS TRUST                      UNEXPIRED LEASES                     $0.00
                                                     3621 SOUTH HARBOR BLVD              ALLMET BUILDING PRODUCTS LP
                                                     SUITE 110                           REAL PROPERTY LEASE
                                                     SANTA ANA CA 92704                  6450-A CABALLERO BLVD
                                                                                         BUENA PARK CA 90620
                                                                                         TERM 03/18/97-03/31/07
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING PRODUCTS LP               PS BUSINESS PARK                    UNEXPIRED LEASES                     $0.00
                                                     17326 EDWARDS RD SUITE 115          ALLMET BUILDING PRODUCTS LP
                                                     CERRITOS CA 90703                   REAL PROPERTY LEASE
                                                                                         14150 ARTESIA
                                                                                         CERRITOS CA 90703
                                                                                         TERM 02/25/02-05/31/06
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7200   RAYMOND LEASING                     UNEXPIRED LEASES                     $0.00
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         EQUIPMENT LEASE
                                                                                         2000 CHEVY SILVERADO
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7217   RESUN LEASING                       UNEXPIRED LEASES                   $927.37
           FLAT ROLLED, INC.                                                             METALS USA - WAYNE STEEL LESSOR
                                                                                         OPERATING
                                                                                         14' X 60' OFFICE TRAILER
                                                                                         DATE 6/20/00 TERM 12 MONTHS
                                                                                         $997.00 PER MONTH
                                                                                         LOCATION RANDLEMAN
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING PRODUCTS, L.P.     7536   RICOH CORP                          UNEXPIRED LEASES                   $108.61
                                                                                         ALLMET BUILDING PRODUCTS
                                                                                         OPERATING LEASE
                                                                                         OFFICE EQUIPMENT
                                                                                         QTY OF 4 FAX MACHINES #3700L
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7205   ROBERT PATILLO PROPERTIES           UNEXPIRED LEASES                 $1,591.24
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         PROPERTY LEASE
                                                                                         7815 AMERICAN WAY GROVELAND FL
                                                                                         34736
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7501   RODGERS-HOGE PARTNERSHIP            UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         1603 W GRANT RD TUCSON AZ
                                                                                         85745-1442
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7502   RUBEL LEHIHAN PROPERTIES            UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         5000 CRITTENDEN DR #B
                                                                                         LOUISVILLE KY 40209-1750
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7325   RYDER TRANSPORTATION SERVICES       UNEXPIRED LEASES                $76,412.21
           SHAPES NORTHEAST, L.P.                                                        METALS USA-YORK
                                                                                         TRUCK
                                                                                         11 TRACTORS
                                                                                         20 FLATBEDS TRAILERS
------------------------------------------------------------------------------------------------------------------------------------

                                                         26 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND SHAPES       3085   RYDER TRANSPORTATION SERVICES       UNEXPIRED LEASES                $16,804.97
           NORTHEAST, L.P.                                                               METALS USA-SEEKONK
                                                                                         TRUCK
                                                                                         1994 FORD STRAIGHT-BED TRUCK
                                                                                         2-1995 GREAT DANE TRAILERS
                                                                                         3-2000 FREIGHTLINER TRACTORS
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7202   RYDER TRUCK LEASING                 UNEXPIRED LEASES                 $6,465.26
           PRODUCTS SOUTHEAST, INC.                  PO BOX 96723                        METALS USA BLDG PROD SE INC
                                                     CHICAGO, IL 60693                   LESSOR
                                                                                         VEHICLE LEASE
                                                                                         1998 INTERNATIONAL
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY METALS        7468   RYDER TRUCK RENTAL                  UNEXPIRED LEASES                 $2,297.07
           NORTHCENTRAL, INC.                                                            METALS USA
                                                                                         EQUIPMENT
                                                                                         1997 FREIGHTLINER STRAIGHT
                                                                                         TRUCK 12/4/97-12/4/03
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY METALS        7468   RYDER TRUCK RENTAL                  UNEXPIRED LEASES                 $2,297.07
           NORTHCENTRAL, INC.                                                            METALS USA
                                                                                         EQUIPMENT
                                                                                         2000 TANDEM TRACTOR 6/16/99-
                                                                                         12/16/05
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY METALS        7468   RYDER TRUCK RENTAL                  UNEXPIRED LEASES                 $2,597.07
           NORTHCENTRAL, INC.                                                            METALS USA
                                                                                         EQUIPMENT
                                                                                         THREE 1992 UTILITY TRAILERS
                                                                                         2/92-
                                                                                         2/02
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY METALS        7468   RYDER TRUCK RENTAL                  UNEXPIRED LEASES                 $2,297.07
           NORTHCENTRAL, INC.                                                            METALS USA
                                                                                         EQUIPMENT
                                                                                         2000 TANDEM TRACTOR 12/01-12/09
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY METALS        7468   RYDER TRUCK RENTAL                  UNEXPIRED LEASES                 $2,297.07
           NORTHCENTRAL, INC.                                                            METALS USA
                                                                                         EQUIPMENT
                                                                                         THREE 1995 GREAT DANE TRAILERS
                                                                                         6/95-6/05
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY METALS        7468   RYDER TRUCK RENTAL                  UNEXPIRED LEASES                 $7,791.20
           NORTHCENTRAL, INC.                                                            METALS USA
                                                                                         EQUIPMENT
                                                                                         THREE 1997 FREIGHTLINER
                                                                                         TRACTORS 10/13/97-4/13/04
------------------------------------------------------------------------------------------------------------------------------------
01-42552   METALS USA CARBON                  7224   RYDER TRUCK RENTAL INC              UNEXPIRED LEASES                 $6,639.74
           FLAT ROLLED, INC.                                                             METALS USA - KROHN STEEL LESSOR
                                                                                         OPERATING
                                                                                         (5) FREIGHTLINER TRACTORS
                                                                                         DATE 7/15/99 TERM 8 YEARS
                                                                                         $1,179 EACH/MONTH PLUS MILEAGE
                                                                                         $.065/MI
------------------------------------------------------------------------------------------------------------------------------------
01-42568   NATIONAL MANUFACTURING, INC.       5715   S.W. BELL YELLOW YAGES              EXECUTORY CONTRACTS                 $87.78
                                                                                         PUBLIC RELATIONS CONTRACT
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES,         7512   SAFECO                              UNEXPIRED LEASES                   $146.40
           INC.                                                                          TEXAS ALUMINUM INDUSTRIES INC
                                                                                         WAREHOUSE
                                                                                         HOUSTON TRANSPORTATION
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING PRODUCTS,          7551   SAFELINE LEASING                    UNEXPIRED LEASES                   $137.32
           L.P.                                                                          GERARD ROOFING TECH CA
                                                                                         $1 BUYOUT
                                                                                         FORKLIFT FOR GA WAREHOUSE
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7213   SCHEPKER ENTERPRISE                 UNEXPIRED LEASES                     $0.00
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         PROPERTY LEASE
                                                                                         12401 BELCHER RD LARGO FL 33773
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND                     SHEET METAL WORKERS                 EXECUTORY CONTRACT                   $0.00
           SHAPES NORTHEAST LP                       INTERNATIONAL LOCAL 19              UNION CONTRACT DATED 02/01
                                                     1301 S COLUMBUS BLVD                PHILADELPHIA PA
                                                     PHILADELPHIA PA 19147
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7304   SHOPMEN'S LOCAL NO 502              EXECUTORY CONTRACTS                  $0.00
           SHAPES NORTHEAST, L.P.                    OF IRONWORKERS                      METALS USA PLATES AND SHAPES
                                                                                         UNION CONTRACT
                                                                                         EXPIRES 9/22/2002
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7301   SHOPMEN'S LOCAL UNION NO 527        EXECUTORY CONTRACTS                  $0.00
           SHAPES NORTHEAST, L.P.                    OF IRONWORKERS                      METALS USA PLATES AND SHAPES
                                                                                         UNION CONTRACT
                                                                                         12/2/1997-12/1/2001
                                                                                         EXTENDED THROUGH 10/31/02
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7150   SPECTERA INSURANCE COMPANY INC      EXECUTORY CONTRACTS                  $0.00
                                                                                         VISION INSURANCE
                                                                                         CLIENT NO 2483
                                                                                         EXPIRATION DATE 1/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY               7462   ST PAUL PROPERTIES                  UNEXPIRED LEASES                     $0.00
           METALS NORTHCENTRAL, INC.                                                     METALS USA SPECIALTY METALS
                                                                                         NORTHCENTRAL INC
                                                                                         WAREHOUSE/OFFICE
                                                                                         6/30/02
------------------------------------------------------------------------------------------------------------------------------------

                                                         27 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7211   STARJON CORP                        UNEXPIRED LEASES                     $0.00
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         PROPERTY LEASE
                                                                                         4735 US HWY 92 E LAKELAND FL
                                                                                         33801
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES, INC.    7513   STEWART & STEVENSON                 UNEXPIRED LEASES                     $0.00
                                                                                         TEXAS ALUMINUM INDUSTRIES INC
                                                                                         WAREHOUSE
                                                                                         DALLAS FORKLIFT
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7330   SUMMIT MANAGEMENT & REALITY         UNEXPIRED LEASES                     $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-BETHLEHEM
                                                                                         REAL ESTATE
                                                                                         650 EASE ELIZABETH AVE
                                                                                         BETHLEHEM PA
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7369   SYSTEL                              UNEXPIRED LEASES                     $0.00
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         COPY MACHINE (FAB)
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND              7368   SYSTEL BUSINESS EQUIPMENT           UNEXPIRED LEASES                   $330.16
           SHAPES SOUTHEAST, INC.                                                        METALS USA PLATES AND SHAPES
                                                                                         OPERATING LEASE
                                                                                         COPY MACHINE
------------------------------------------------------------------------------------------------------------------------------------
01-42545   CORNERSTONE PATIO                  1406   TEAM POWER FORKLIFTS                UNEXPIRED LEASES                   $782.89
           CONCEPTS, L.L.C.                                                              TEXAS ALUMINUM INDUSTRIES INC
                                                                                         EQUIPMENT LEASE
                                                                                         WAREHOUSE FORKLIFT RANCHO
                                                                                         CORDOVA CA
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7315   TEAMSTERS LOCAL #92                 EXECUTORY CONTRACTS                  $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA PLATES & SHAPES
                                                                                         UNION LABOR CONTRACT
                                                                                         CANTON OH
                                                                                         1/1/97
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7303   TEAMSTERS LOCAL NO 430              EXECUTORY CONTRACTS                  $0.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA PLATES AND SHAPES
                                                                                         UNION CONTRACT - YORK PA
                                                                                         1/18/2001-1/31/2004
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7206   TERHAAR-CRONLEY                     UNEXPIRED LEASES                     $0.00
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         PROPERTY LEASE
                                                                                         8760 ELY ST STE B PENSACOLA FL
                                                                                         32514
------------------------------------------------------------------------------------------------------------------------------------
01-42543   CORNERSTONE BUILDING               7179   THE 1993 BELLO FAMILY TRUST         UNEXPIRED LEASES                 $4,231.33
           PRODUCTS, INC.                                                                CORNERSTONE BUILDING PRODUCTS
                                                                                         INC
                                                                                         VIKING ALUMINUM PRODUCTS
                                                                                         REAL PROPERTY
                                                                                         1440 S BALBOA AVE ONTARIO CA
                                                                                         91761-7609
------------------------------------------------------------------------------------------------------------------------------------
01-42572   WESTERN AWNING COMPANY             7519   THE SORENSON BROTHERS LLC           UNEXPIRED LEASES                     $0.00
                                                                                         WESTERN AWNING COMPANY
                                                                                         REAL PROPERTY
                                                                                         218 STEWART RD SE PACIFIC WA
                                                                                         98047
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                     763   TOUCH OF GREEN, INC.                EXECUTORY CONTRACTS                $138.92
                                                                                         INTERIOR PLANT LEASING AND
                                                                                         MAINTENANCE AGREEMENT
                                                                                         INTERIOR PLANTS
                                                                                         EXPIRATION DATE 9/1/02
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY               7463   TOYOTA MOTOR CREDIT                 UNEXPIRED LEASES                     $0.00
           METALS NORTHCENTRAL, INC.                                                     METALS USA SPECIALTY METALS
                                                                                         NORTHCENTRAL INC
                                                                                         EQUIPMENT
                                                                                         FORKLIFT-9/15/00-9/15/05
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY METALS        7454   U B VEHICLE LEASING                 UNEXPIRED LEASES                     $0.00
           NORTHCENTRAL, INC.                                                            4 YEAR LEASE
                                                                                         JEEP GRAND CHEROKEE
------------------------------------------------------------------------------------------------------------------------------------
01-42561   QUEENSBORO,  L.L.C.                7291   UNC-BIOINFORMATICS BUILDING         EXECUTORY CONTRACTS                  $0.00
                                                                                         CLANCY & THEYS-RAL
                                                                                         FABRICATION PROJECT
                                                                                         JOB #0102
                                                                                         DATE 2001
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING PRODUCTS LP               UNIFIRST CORPORATION                EXECUTORY CONTRACTS                $357.11
                                                     16434 PIONEER BLVD                  ALLMET
                                                     NORWALK CA 90650                    UNIFORM CONTRACT
------------------------------------------------------------------------------------------------------------------------------------
01-42571   VALLEY ALUMINUM OF                        UNIFIRST CORPORATION                EXECUTORY CONTRACT                 $157.72
           NEVADA INC                                568 PARKSON ROAD                    UNIFORM SUPPLY CONTRACT
                                                     HENDERSON NV 89015
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND                     UNIFIRST CORPORATION                EXECUTORY CONTRACT              $16,629.25
           SHAPES SOUTHEAST INC                      PO BOX 600                          UNIFORM SUPPLY CONTRACT
                                                     WILMINGTON MA 01887
------------------------------------------------------------------------------------------------------------------------------------
01-42570   VALLEY ALUMINUM CO                        UNIFIRST CORPORATION                EXECUTORY CONTRACT                 $643.60
                                                     PO BOX 600                          UNIFORM SUPPLY CONTRACT
                                                     WILMINGTON MA 01887
------------------------------------------------------------------------------------------------------------------------------------
01-42540   ALLMET BUILDING PRODUCTS LP               UNIFIRST CORPORATION                EXECUTORY CONTRACTS                $309.44
                                                     PO BOX 911526                       ALLMET
                                                     DALLAS TX 75391                     UNIFORM CONTRACT
------------------------------------------------------------------------------------------------------------------------------------

                                                         28 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7302   UNITED STEELWORKERS OF AMERICA      EXECUTORY CONTRACTS                  $0.00
           SHAPES NORTHEAST LP                       AFL-CIO LOCAL NO 16031-28           PLATES & SHAPES NORTHEAST
                                                     100 MEDWAY RD STE 403               UNION CONTRACT
                                                     MILFORD MA 01757                    TERM 07/02/2001-07/01/2004
                                                                                         LOCATION SEEKONK MA
------------------------------------------------------------------------------------------------------------------------------------
01-42560   METALS USA PLATES AND                     UNITED STEELWORKERS OF AMERICA      EXECUTORY CONTRACTS                  $0.00
           SHAPES SOUTHEAST, INC.                    AFL-CIO-CLC DISTRICT 8              PLATES & SHAPES SE GREENVILLE
                                                     LOCAL UNION NO 15523                UNION CONTRACT AFL-CIO-CLC
                                                     200 HIGH RISE DRIVE SUITE 144       DISTRICT 8 LOCAL UNION NO 15523
                                                     LOUISVILLE KY 40213                 TERM 04/01/98-03/31/02
                                                                                         6 MONTH EXTENSION EXP 09/30/02
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                       US BANKCORP BUSINESS EQUIP          EXECUTORY CONTRACT                   $0.00
           PRODUCTS SOUTHEAST INC                    FINANCE GROUP                       BUILDING PRODUCTS SE
                                                     1310 MADRID SUITE 100               WARRANTY & MAINTENANCE AGREEMENT
                                                     MARSHALL MN 56258                   TERM 36 MONTHS DATED 04/16/01
------------------------------------------------------------------------------------------------------------------------------------
01-42561   QUEENSBORO,  L.L.C.                7283   VETERANS PARK SCHOOLS               EXECUTORY CONTRACTS                  $0.00
                                                                                         PENN-CO
                                                                                         FABRICATION PROJECT
                                                                                         JOB #9929
                                                                                         DATE 1999
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7212   VF IMAGE WEAR                       UNEXPIRED LEASES                     $0.00
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         PROPERTY LEASE
                                                                                         7337 PRESIDENTS DR ORLANDO FL
                                                                                         32809
------------------------------------------------------------------------------------------------------------------------------------
01-42535   METALS USA REALTY                  7560   WAREHOUSE REAL ESTATE               UNEXPIRED LEASES                     $0.00
           COMPANY                                   ASSOCIATES LP                       METALS USA REALTY COMPANY
                                                                                         NONRESIDENTIAL REAL
                                                                                         PROPERTY
                                                                                         1600 CHERRY HILL RD BALTIMORE
                                                                                         MD 21230
------------------------------------------------------------------------------------------------------------------------------------
01-42535   METALS USA REALTY                  7560   WAREHOUSE REAL ESTATE               UNEXPIRED LEASES                     $0.00
           COMPANY                                   ASSOCIATES LP                       METALS USA REALTY COMPANY
                                                                                         NONRESIDENTIAL REAL
                                                                                         PROPERTY
                                                                                         81 CENTURY DR AMBRIDGE PA 15003
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7195   WAYNE AUTOMATIC SPRINKLERS          EXECUTORY CONTRACTS                $210.00
           PRODUCTS SOUTHEAST, INC.                                                      SECURITY
                                                                                         MONITERING OF FIRE ALARM SYSTEM
------------------------------------------------------------------------------------------------------------------------------------
01-42561   QUEENSBORO,  L.L.C.                7285   WEST BLADEN HIGH SCHOOL             EXECUTORY CONTRACTS                  $0.00
                                                                                         J W COOK
                                                                                         FABRICATION PROJECT
                                                                                         JOB #9947
                                                                                         DATE 1999
------------------------------------------------------------------------------------------------------------------------------------
01-42561   QUEENSBORO,  L.L.C.                7296   WEST BRUNSWICK HIGH SCHOOL          EXECUTORY CONTRACTS                  $0.00
                                                                                         J W COOK & SONS
                                                                                         FABRICATION PROJECT
                                                                                         JOB #0113
                                                                                         DATE 2001
------------------------------------------------------------------------------------------------------------------------------------
01-42569   TEXAS ALUMINUM INDUSTRIES,         7504   WEST WINSTON FIDELITY               UNEXPIRED LEASES                     $0.00
           INC.                                      ASSOCIATES LP                       TEXAS ALUMINUM INDUSTRIES INC
                                                                                         REAL PROPERTY
                                                                                         2263 NATIONAL AVE STE B HAYWARD
                                                                                         CA 94545
------------------------------------------------------------------------------------------------------------------------------------
01-42561   QUEENSBORO,  L.L.C.                7287   WESTERN WAKE MEDICAL CTR            EXECUTORY CONTRACTS                  $0.00
                                                                                         CLANCY & THEYS
                                                                                         FABRICATION PROJECT
                                                                                         JOB #0014
                                                                                         DATE 2000
------------------------------------------------------------------------------------------------------------------------------------
01-42530   METALS USA, INC                    7156   WEYERHAEUSER COMPANY                EXECUTORY CONTRACTS                  $0.00
                                                                                         PURCHASE AGREEMENT FOR METALS
                                                                                         EAST OF THE ROCKIES
                                                                                         US99078
                                                                                         EXPIRATION DATE 4/22/02
------------------------------------------------------------------------------------------------------------------------------------
01-42567   METALS USA SPECIALTY               7461   WHEELS INC                          UNEXPIRED LEASES                   $608.49
           METALS NORTHCENTRAL, INC.                                                     METALS USA SPECIALTY METALS
                                                                                         NORTHCENTRAL INC
                                                                                         AUTO
                                                                                         #302759-6/30/02
------------------------------------------------------------------------------------------------------------------------------------
01-42551   METALS USA BUILDING                7209   WWM LTD                             UNEXPIRED LEASES                     $0.00
           PRODUCTS SOUTHEAST, INC.                                                      METALS USA BLDG PROD SE INC
                                                                                         LESSOR
                                                                                         PROPERTY LEASE
                                                                                         2250 A-Z PARK DR LAKELAND FL
                                                                                         33801
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7320   YORK CHRYSLER PLYMOUTH KIA          UNEXPIRED LEASES                   $450.00
           SHAPES NORTHEAST, L.P.                                                        METALS USA-LANGHORNE
                                                                                         AUTO
                                                                                         2001 CHRYSLER 300M
                                                                                         JOE LONGO
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7320   YORK CHRYSLER PLYMOUTH KIA          UNEXPIRED LEASES                   $298.07
           SHAPES NORTHEAST, L.P.                                                        METALS USA-LANGHORNE
                                                                                         AUTO
                                                                                         2000 CHRYSLER CONCORD
                                                                                         LEN DONOHOE
------------------------------------------------------------------------------------------------------------------------------------

                                                         29 of 30

                                                EXHIBIT C - LIST OF ASSUMED CONTRACTS AND CURE AMOUNTS

------------------------------------------------------------------------------------------------------------------------------------
  CASE                                      CREDITOR
 NUMBER            CASE NAME                 NUMBER            CREDITOR NAME             LEASE/CONTRACT DESCRIPTION      CURE AMOUNT
------------------------------------------------------------------------------------------------------------------------------------
01-42556   METALS USA PLATES AND              7320   YORK CHRYSLER PLYMOUTH KIA          UNEXPIRED LEASES                   $298.07
           SHAPES NORTHEAST, L.P.                                                        METALS USA-LANGHORNE
                                                                                         AUTO
                                                                                         2000 CHRYSLER CONCORD
                                                                                         ED WYKOWSKI
------------------------------------------------------------------------------------------------------------------------------------

                                                                                                                        $544,514.57
                                                                                                                        ============









































                                                         30 of 30